                        PIMCO Funds Semi-Annual Report


Multi-Manager Series
December 31, 1998

Share Classes
 . Institutional
 . Administrative


BLAIRLOGIE CAPITAL MANAGEMENT
Emerging Markets Fund                          International Fund
International Developed Fund

CADENCE CAPITAL MANAGEMENT
Capital Appreciation Fund                      Micro-Cap Growth Fund
Mid-Cap Growth Fund                            Small-Cap Growth Fund

COLUMBUS CIRCLE INVESTORS
Renaissance Fund                               Mid-Cap Equity Fund
Core Equity Fund                               International Growth Fund

NFJ INVESTMENT GROUP
Equity Income Fund                             Value 25 Fund
Value Fund                                     Small-Cap Value Fund

PARAMETRIC PORTFOLIO ASSOCIATES
Enhanced Equity Fund                           Tax-Efficient Equity Fund
Structured Emerging Markets Fund
Tax-Efficient Structured Emerging
Markets Fund

MULTIPLE MANAGERS
Balanced Fund

                                              [LOGO OF PIMCO FUNDS APPEARS HERE]

PIMCO Funds Semi-Annual Report


Dear Fellow Shareholder:

Despite a volatile third quarter, stocks rebounded and finished the year with strong positive returns. For the year ended December 31, 1998, the S&P 500 Index returned an impressive 28.7%. However, to a great extent these returns were limited to the large-cap growth and technology sectors, as both value and small-cap stocks continued to underperform the rest of the market.

Market Reaches New Highs While the stock market reached new highs in the fourth quarter, we remain concerned about international problems and their effects on the markets. Investors' anxiety over global economic turmoil in the third quarter was quickly soothed by several interest rate cuts in the fourth quarter. Though these cuts ended the decline that was taking place in the domestic markets, they were unable to have much effect on the troubled economies overseas. While central banks have cut interest rates globally, weakness remains in Asia and Russia--and recently spread to Brazil, as well. We do not believe the international conditions are going to be corrected quickly. In addition, we believe we will see a slowing domestic economy in 1999. This could lead to a reduction in corporate profits as well as smaller returns for the year. We are positioning our portfolios with this in mind, hoping to benefit from the upside potential of the market while limiting downside risk.

Meeting our Shareholders' Needs 1998 was an eventful year, not just for the financial markets but for the PIMCO Funds family. We launched two new funds, PIMCO Tax-Efficient Equity Fund and PIMCO Value 25 Fund, as part of PIMCO Funds' efforts to increase the investment options available to shareholders. Furthermore, the year ended on a high note as PIMCO Innovation Fund was named the 1998 Fund of the Year by Mutual Funds magazine, and Bill Gross and his investment team were named 1998 Fixed-Income Manager of the Year by Morningstar.

As always, we appreciate the trust you have placed in us through your investments. We will continue to work hard to help you meet your financial objectives. If you have any questions regarding your investment, please contact your financial adviser, or call us at 1-800-426-0107. Or, visit our Web site at www.pimcofunds.com.

Sincerely,

/s/ William D. Cvengros

William D. Cvengros
Chairman of the Board

January 29, 1999

Today's
Investor

Stock Market
Another Strong Year for Stocks

The stock market realized a strong performance in 1998 despite a mid-year downturn.


                                S & P 500 INDEX

 1/2    975.04     5/1   1121.00    9/4   973.89
 1/9    927.69     5/8   1108.14   9/11  1009.06
1/16    961.51    5/15   1108.73   9/18  1020.09
1/23    957.59    5/22   1110.47   9/25  1044.75
1/30    980.28    5/29   1090.82
                                   10/2  1002.60
 2/6   1012.46     6/5   1113.86   10/9   984.39
2/13   1020.09    6/12   1098.84  10/16  1056.42
2/20   1034.21    6/19   1100.65  10/23  1070.67
2/27   1049.34    6/26   1133.20  10/30  1098.67

 3/6   1055.69     7/3   1146.42   11/6  1141.01
3/13   1068.61    7/10   1164.33  11/13  1125.72
3/20   1099.16    7/17   1186.75  11/20  1163.55
3/27   1095.44    7/24   1140.80  11/27  1192.29
                  7/31   1120.67

 4/3   1122.70                     12/4  1176.74
4/10   1110.67     8/7   1089.45  12/11  1166.46
4/17   1122.72    8/14   1062.75  12/18  1188.03
4/24   1107.90    8/21   1081.18  12/25  1226.27
                  8/28   1027.14

The stock market had more than its share of ups and downs in 1998. However, by the end of the year the overall stock market posted its fourth consecutive 20%+ gain. The year began with a jolt as the market dropped in January but then rebounded quickly. In the second quarter of 1998, a recurring case of the Asian flu dealt a powerful blow to the market, and that mood prevailed through most of the third quarter. Then Alan Greenspan came to the rescue, enacting the first of three interest rate cuts in late September. The market resumed the climb it had begun in the first quarter, albeit more quickly.

Throughout much of the year the market was propelled by technology issues and, more specifically, Internet stocks. Despite concerns about overvaluation, Internet stocks continued their meteoric ascent, dumbfounding Wall Street pundits. The rally spread to computers, as Year 2000-motivated PC purchases and better inventory management boosted this industry in the fourth quarter, lifting semiconductor and semiconductor-related stocks as well.

A few areas in the equity markets saw disappointing returns this year. Energy stocks suffered from the low price of oil. Small-caps underperformed as investors continued their flight to quality, seeking blue-chip names instead of smaller, relatively unknown companies.

Although Europe was boosted by the inception of the European Monetary Union, most other international regions did poorly. Devaluations, high interest rates, and failing economies dragged many Asian and Latin American countries' markets down.

Looking ahead, we remain cautiously optimistic about the stock market. We believe there is a strong possibility of an earnings slowdown in the coming year, which could temper the market but not push it into negative territory. Stock selection will be of utmost importance, and we believe that many good opportunities still exist.

-------------------------------------------------------------------------------
Bond Market
Good Times for Bonds

Bond prices have risen in the past year, as interest rates have fallen.

                                   TREASURY

                         30 - YEAR U.S. TREASURY RATES

 1/2    5.839    5/1   5.934     9/4   5.289
 1/9    5.729    5/8   5.978    9/11   5.230
1/16    5.810   5/15   5.973    9/18   5.148
1/23    5.971   5/22   5.901    9/25   5.110
1/30    5.801   5/29   5.803

                                10/2   4.841
 2/6    5.921    6/5   5.788    10/9   5.116
2/13    5.850   6/12   5.663   10/16   4.979
2/20    5.872   6/19   5.670   10/23   5.179
2/27    5.924   6/26   5.633   10/30   5.158

 3/6    6.020    7/3   5.600    11/6   5.388
3/13    5.894   7/10   5.626   11/13   5.251
3/20    5.886   7/17   5.747   11/20   5.219
3/27    5.959   7/24   5.687   11/27   5.160
                7/31   5.714
 4/3    5.795                   12/4   5.041
4/10    5.882    8/7   5.632   12/11   5.025
4/17    5.877   8/14   5.541   12/18   4.999
4/24    5.946   8/21   5.434   12/25   5.217
                8/28   5.339

Six months ago in our annual report to shareholders we predicted the yield on long-term U.S. Treasury bonds could range from 4 to 6%, with the 5% "handle" containing most of the movement. This was evident in the past two quarters, as late in the third quarter yields fell to below 5% for the first time since 1967. Yields remained around 5% through the end of the year.

The Treasury market benefited from continued global turmoil. The economic problems that began in Asia and spread to Russia this past summer, have more recently affected Latin America, particularly Brazil.

Unsuccessful action by the International Monetary Fund further unsettled investor confidence. This global uncertainty contributed to a massive flight to quality, as investors around the world sought relative safety in U.S. Treasuries.

Although the municipal bond market did not benefit from the global flight to quality, the sector is currently experiencing a resurgence, with some non-taxable yields actually higher than Treasuries. While Treasuries prospered, some other sectors of the fixed income market missed out on the rally. For example, investment grade corporate bonds along with high yield bonds were hurt by fears that global problems would affect U.S. corporate earnings and growth.

Going forward, we expect to see more countries acting to defend their currencies, either by raising interest rates or tightening control of capital. In either case, we believe financial uncertainties around the world may increase, ultimately causing the U.S. economy to slow from its accelerated pace. We expect the Federal Reserve may again cut interest rates in the second half of 1999, reducing the Fed Funds rate to the 4-4.5% range. If inflation remains in its current low range, the real rate of returns on bonds should be historically high, making this a relatively attractive opportunity for bond investors.

PIMCO Funds Financial Information

We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of December 31, 1998. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

Pages 5-24 Fund Summaries
A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages 25-59 Schedule of Investments
The Schedule of Investments includes a listing of securities in the Fund's portfolio as of December 31, 1998, including the number of shares or principal amount and value as of that date.

                                                                Schedule of
Fund Name                                       Fund Summary    Investments

Emerging Markets Fund                           Page 5          Page 25
International Developed Fund                    Page 6          Page 27
International Fund                              Page 7          Page 29
Capital Appreciation Fund                       Page 8          Page 31
Mid-Cap Growth Fund                             Page 9          Page 32
Micro-Cap Growth Fund                           Page 10         Page 33
Small-Cap Growth Fund                           Page 11         Page 34
Renaissance Fund                                Page 12         Page 35
Core Equity Fund                                Page 13         Page 36
Mid-Cap Equity Fund                             Page 14         Page 37
International Growth Fund                       Page 15         Page 38
Equity Income Fund                              Page 16         Page 39
Value Fund                                      Page 17         Page 40
Value 25 Fund                                   Page 18         Page 41
Small-Cap Value Fund                            Page 19         Page 42
Enhanced Equity Fund                            Page 20         Page 44
Structured Emerging Markets Fund                Page 21         Page 46
Tax-Efficient Structured Emerging Markets Fund  Page 22         Page 50
Tax-Efficient Equity Fund                       Page 23         Page 54
Balanced Fund                                   Page 24         Page 57

Pages 60-69  Financial Highlights
This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total returns, the chart reports distributions, asset sizes, expense ratios and portfolio turnover rates.

Pages 70-72 Statements of Assets and Liabilities
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

Pages 73-75 Statements of Operations
This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

Pages 76-80 Statements of Changes in Net Assets
This reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 81-87 Notes to Financial Statements
A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

December 31, 1998

PIMCO Emerging Markets Fund

OBJECTIVE
Long-term growth of capital

PORTFOLIO
Primarily common stocks of companies located in emerging market countries

TOTAL NET ASSETS
$20 million

NUMBER OF SECURITIES IN THE PORTFOLIO
169 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Blairlogie Capital Management

-------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------

Average Annual Total Return   For period ended 12/31/98
                                                                 Lipper Emerging
          Inst'l Class     Admin. Class      MSCI Emerging       Markets
          (Incep. 6/1/93)  (Incep. 11/1/94)  Markets Free Index  Fund Average
--------------------------------------------------------------------------------
6 months      -16.47%          -16.67%             -7.98%           -13.45%
1 year        -27.39%          -27.65%            -25.34%           -26.85%
3 years*       -9.31%           -9.58%            -11.22%            -8.27%
5 years*       -9.66%              --              -9.27%           -10.25%
Inception*     -1.08%          -14.06%                --                --

*Annualized

Change in Value
$5,000,000 invested at the Fund's inception

PIMCO Emerging Markets Fund
MSCI Emerging Markets Free Index


                                   INSTITUT

                                            PIMCO               MSCI
                                         Emerging           Emerging
                   MONTH                  Markets            Markets
                                             Fund         Free Index
========================           ==============      =============
                05/31/93                5,000,000          5,000,000
                06/30/93                5,075,000          5,148,164
                07/31/93                5,230,000          5,284,246
                08/31/93                5,745,000          5,730,448
                09/30/93                5,855,000          5,940,002
                10/31/93                6,276,110          6,472,979
                11/30/93                6,746,690          6,759,422
                12/31/93                7,823,240          7,876,635
                01/31/94                8,325,460          8,020,040
                02/28/94                8,097,649          7,877,368
                03/31/94                7,471,168          7,164,494
                04/30/94                7,258,890          7,021,212
                05/31/94                7,610,962          7,261,521
                06/30/94                7,227,825          7,061,365
                07/31/94                7,636,849          7,500,366
                08/31/94                8,501,496          8,431,337
                09/30/94                8,781,082          8,527,143
                10/31/94                8,558,449          8,373,243
                11/30/94                8,144,247          7,937,781
                12/31/94                7,214,695          7,300,454
                01/31/95                6,254,191          6,523,750
                02/28/95                5,943,118          6,356,425
                03/31/95                5,850,342          6,396,700
                04/30/95                6,150,500          6,683,875
                05/31/95                6,428,828          7,039,397
                06/30/95                6,472,487          7,060,511
                07/31/95                6,581,635          7,218,683
                08/31/95                6,461,572          7,048,306
                09/30/95                6,423,370          7,015,231
                10/31/95                6,185,324          6,747,217
                11/30/95                6,031,651          6,627,124
                12/31/95                6,310,276          6,921,378
                01/31/96                6,838,885          7,413,469
                02/29/96                6,657,176          7,295,572
                03/31/96                6,728,758          7,352,446
                04/30/96                6,954,519          7,646,578
                05/31/96                6,938,000          7,612,161
                06/30/96                6,971,038          7,659,393
                07/31/96                6,387,365          7,136,302
                08/31/96                6,591,100          7,319,005
                09/30/96                6,673,695          7,382,713
                10/31/96                6,431,416          7,185,608
                11/30/96                6,547,049          7,306,312
                12/31/96                6,614,667          7,337,556
                01/31/97                7,096,237          7,837,947
                02/28/97                7,361,930          8,173,452
                03/31/97                7,184,801          7,958,529
                04/30/97                7,112,843          7,972,845
                05/31/97                7,384,072          8,200,827
                06/30/97                7,727,259          8,640,158
                07/31/97                7,727,259          8,769,039
                08/31/97                6,825,008          7,653,168
                09/30/97                7,184,801          7,865,285
                10/31/97                6,232,732          6,574,644
                11/30/97                6,166,309          6,334,822
                12/31/97                6,481,820          6,487,490
                01/31/98                6,022,391          5,978,935
                02/28/98                6,409,861          6,603,135
                03/31/98                6,786,261          6,889,654
                04/30/98                6,858,219          6,814,099
                05/31/98                6,072,209          5,880,568
                06/30/98                5,634,921          5,263,498
                07/31/98                5,867,403          5,430,336
                08/31/98                4,018,618          3,860,208
                09/30/98                4,212,353          4,105,155
                10/31/98                4,511,258          4,537,444
                11/30/98                4,732,670          4,914,812
                12/31/98                4,706,737          4,843,536

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 6/1/93, the Fund's Institutional Class inception, compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/1/94. The performance since inception (shown above) begins 11/1/94. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top Holdings in Selected Countries                       % of Total Investments
--------------------------------------------------------------------------------
Hungary/Magyar Tavkozlesi Rt.                                             3.7%
--------------------------------------------------------------------------------
Mexico/Telefonos de Mexico - ADR                                          3.1%
--------------------------------------------------------------------------------
Brazil/Telecomunicacoes                                                   2.5%
Brasileiras SA SP - ADR
--------------------------------------------------------------------------------
Turkey/Turkiye Is Bankasi 'C'                                             2.2%
--------------------------------------------------------------------------------
Argentina/YPF Sociedad Anonima - ADR                                      2.1%
--------------------------------------------------------------------------------
Hungary/MOL Magyar Olaj-es                                                2.1%
Gazipari Rights
--------------------------------------------------------------------------------
Poland/Elektrim Spolka Akcyjna SA                                         2.0%
--------------------------------------------------------------------------------
Chile/Enersis SA SP - ADR                                                 2.0%
--------------------------------------------------------------------------------
Peru/Telefonica del Peru SA 'B'                                           2.0%
--------------------------------------------------------------------------------
Chile/Compania de Telecomunicaciones                                      1.6%
de Chile SA SP - ADR
--------------------------------------------------------------------------------
Top Ten Total                                                            23.3%
--------------------------------------------------------------------------------

Top 5 Countries                                          % of Total Investments
--------------------------------------------------------------------------------
Mexico                                                                   10.5%
--------------------------------------------------------------------------------
Poland                                                                   10.1%
--------------------------------------------------------------------------------
Brazil                                                                   10.1%
--------------------------------------------------------------------------------
Turkey                                                                    9.0%
--------------------------------------------------------------------------------
Hungary                                                                   8.7%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Stock:   Latin America                                                     43%
--------------------------------------------------------------------------------
         Eastern Europe                                                    33%
--------------------------------------------------------------------------------
         Asia                                                              18%
--------------------------------------------------------------------------------
         South Africa                                                       6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                             100%
--------------------------------------------------------------------------------
Cash Equivalents                                                            0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1998, PIMCO Emerging Markets Fund Institutional Class shares returned -16.5%.

   For most investors in developing stock markets, 1998 was a year to forget, with the MSCI EMF Index plummeting 25.34%. A new buzzword entered the lexicon of the financial markets - "contagion." Fear and risk aversion swept from Asia to Russia to Latin America and short-term volatility reached new highs. It was a disappointing year for the Fund insofar as a successful first half was erased by a poor second half.

   Despite some weakness in December, the fourth quarter saw somewhat of a recovery in emerging markets. The Fund's under-performance of the benchmark was a result of the Fund's top-down investment philosophy. Being underweight in Korea, Indonesia, Philippines and Thailand accounted for the bulk of the shortfall. On a brighter note, stock selection was positive, notably in Turkey and Chile.

   In general, Europe's developing markets had a difficult third quarter followed by a recovery in the fourth quarter. The Russian market plummeted in the third quarter after the country's default, but bounced back substantially in the year's final quarter. Hungary and Poland's economies continued to be healthy, which led to sizable gains in their markets in the fourth quarter.

   After a weak third quarter, Asia's developing markets improved toward the end of the year. October's sharp rise in the yen acted as the catalyst for foreigners to return to Asian markets. There is no doubt that investors repriced Asian risk, as the economic situation in the region showed early signs of stabilizing. Liquidity had been rising for some months, with a portion of it undoubtedly reaching equities. This excess money, as illustrated by negative real rates, together with investor underexposure explains the scale of the region's outperformance rather than tangible signs of economic health.

   Latin America was a disappointment for the Fund. Latin American markets experienced a hearty bounce off their September lows before profit-taking took hold in December. Brazil was the focal point of concern as the next crisis waiting to happen, which caused market jitters. It required the combined muscle of the U.S. Treasury, the IMF and the bullish rhetoric from almost every head of state to ensure that Brazil did not fail. President Cardoso was successfully re-elected despite an IMF reform manifesto, and capital outflows finally slowed.

   Looking ahead, the manager believes that global economic growth will remain subdued in 1999, especially in Europe and the United States. In Asia, the manager expects stability during the first half of 1999, with true recovery creeping through only later in the year.

                                           See page 25 for financial details.  5

December 31, 1998

PIMCO International Developed Fund

OBJECTIVE
Long-term growth of capital

PORTFOLIO
Primarily international equity securities (developed markets)

FUND INCEPTION DATE
6/8/93

TOTAL NET ASSETS
$132 million

NUMBER OF SECURITIES IN THE PORTFOLIO
175 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Blairlogie Capital Management

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return     For period ended 12/31/98

                                                                 Lipper
              Inst'l Class     Admin. Class         MSCI         International
              (Incep. 6/8/93)  (Incep. 11/30/94)    EAFE Index   Fund Average
--------------------------------------------------------------------------------
6 months        -0.49%            -0.67%              3.66%        -2.30%
1 year          23.92%            23.41%             20.34%        13.01%
3 years*        10.15%             9.81%              9.31%         9.94%
5 years*        10.88%               --               9.50%         7.69%
Inception*      10.87%            11.28%                --            --

*Annualized


Change in Value
$5,000,000 invested at the Fund's inception

PIMCO International Developed Fund
MSCI EAFE Index


                                   INSTITUT

                                      PIMCO
                              International            MSCI
                                  Developed            EAFE
                   MONTH               Fund           Index
========================      =============       =========
                06/30/93          5,000,000       5,000,000
                07/31/93          5,201,655       5,176,175
                08/31/93          5,558,428       5,456,775
                09/30/93          5,423,992       5,335,144
                10/31/93          5,553,501       5,500,731
                11/30/93          5,096,337       5,021,062
                12/31/93          5,479,424       5,384,757
                01/31/94          5,959,526       5,841,175
                02/28/94          5,917,778       5,826,198
                03/31/94          5,714,257       5,576,499
                04/30/94          5,959,526       5,814,347
                05/31/94          5,938,652       5,782,206
                06/30/94          6,022,148       5,865,215
                07/31/94          6,147,392       5,922,929
                08/31/94          6,220,451       6,064,457
                09/30/94          6,011,711       5,874,779
                10/31/94          6,203,538       6,071,778
                11/30/94          5,863,547       5,781,304
                12/31/94          5,865,613       5,818,871
                01/31/95          5,675,171       5,596,695
                02/28/95          5,740,465       5,582,088
                03/31/95          6,061,496       5,931,805
                04/30/95          6,279,144       6,156,490
                05/31/95          6,224,732       6,084,681
                06/30/95          6,115,908       5,979,592
                07/31/95          6,551,204       6,353,496
                08/31/95          6,518,557       6,112,673
                09/30/95          6,616,498       6,233,643
                10/31/95          6,438,816       6,067,673
                11/30/95          6,669,165       6,238,089
                12/31/95          6,870,485       6,491,044
                01/31/96          6,934,047       6,519,215
                02/29/96          6,939,826       6,542,880
                03/31/96          7,084,285       6,683,486
                04/30/96          7,361,647       6,879,446
                05/31/96          7,205,631       6,754,515
                06/30/96          7,246,079       6,794,164
                07/31/96          6,991,831       6,597,269
                08/31/96          6,980,274       6,613,433
                09/30/96          7,153,626       6,790,805
                10/31/96          7,101,620       6,723,033
                11/30/96          7,338,533       6,992,223
                12/31/96          7,270,848       6,903,981
                01/31/97          7,045,914       6,663,930
                02/28/97          7,161,421       6,774,551
                03/31/97          7,173,579       6,800,768
                04/30/97          7,270,848       6,838,513
                05/31/97          7,623,448       7,285,204
                06/30/97          7,976,047       7,688,586
                07/31/97          8,164,506       7,814,525
                08/31/97          7,404,593       7,232,343
                09/30/97          7,830,144       7,638,801
                10/31/97          7,368,117       7,053,668
                11/30/97          7,307,324       6,983,132
                12/31/97          7,410,313       7,045,980
                01/31/98          7,777,607       7,370,095
                02/28/98          8,286,663       7,844,729
                03/31/98          8,815,051       8,087,916
                04/30/98          8,943,926       8,153,428
                05/31/98          9,117,907       8,115,922
                06/30/98          9,227,451       8,179,226
                07/31/98          9,382,101       8,264,290
                08/31/98          8,138,457       7,241,998
                09/30/98          7,764,720       7,021,841
                10/31/98          8,421,982       7,755,623
                11/30/98          8,847,270       8,155,038
                12/31/98          9,182,499       8,478,793

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 7/1/93, the first full month following the Fund's Institutional Class inception on 6/8/93, compared to the Morgan Stanley Capital International EAFE Index (Europe, Australasia, Far East), an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top Holdings in
Selected Countries                                     % of Total Investments
--------------------------------------------------------------------------------
Finland/Nokia OYJ 'A'                                                    3.6%
--------------------------------------------------------------------------------
Netherlands/Royal                                                        2.0%
Dutch Petroleum Co.
--------------------------------------------------------------------------------
Italy/ENI SpA                                                            1.9%
--------------------------------------------------------------------------------
France/France Telecom SA                                                 1.8%
--------------------------------------------------------------------------------
Portugal/EDP-Electricidade                                               1.6%
de Portugal SA
--------------------------------------------------------------------------------
Ireland/Allied Irish Banks PLC                                           1.5%
--------------------------------------------------------------------------------
Italy/Telecom Italia Mobile SpA                                          1.4%
--------------------------------------------------------------------------------
France/Carrefour SA                                                      1.4%
--------------------------------------------------------------------------------
Switzerland/Novartis                                                     1.4%
--------------------------------------------------------------------------------
France/Suez Lyonnaise des Eaux                                           1.3%
--------------------------------------------------------------------------------
Top Ten Total                                                           17.9%
--------------------------------------------------------------------------------

Top 5 Countries                                        % of Total Investments
--------------------------------------------------------------------------------
France                                                                  15.5%
--------------------------------------------------------------------------------
United Kingdom                                                          14.3%
--------------------------------------------------------------------------------
Germany                                                                 11.3%
--------------------------------------------------------------------------------
Italy                                                                   11.0%
--------------------------------------------------------------------------------
Japan                                                                   10.6%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Stock: Eastern Europe                                                     48%
--------------------------------------------------------------------------------
         Europe                                                           37%
--------------------------------------------------------------------------------
         Asia                                                             11%
--------------------------------------------------------------------------------
         Australia                                                         3%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                             99%
--------------------------------------------------------------------------------
Cash Equivalents                                                           1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six month period ended December 31, 1998, PIMCO International Developed Fund Institutional Class shares returned -0.5%, outperforming the Lipper International Fund Average, which returned -2.3%. For the one-year period, the Fund outperformed both its Lipper Average and the MSCI EAFE Index, returning 23.9% for the Institutional Class shares, versus 20.3% for the Index and 13.0% for the Lipper Average.

   Once again, European developed markets were strong performers for the Fund. The impending introduction of the euro currency helped to stimulate the economies of these countries in the fourth quarter. Finland's returns were outstanding, while Ireland, Italy and Spain also produced respectable results. For the past 18 months, these countries have been solid performers, boosted by falling interest rates and above-average growth prospects. Despite strong rises, these markets do not seem to be stretched in terms of value, particularly when domestic bond yields and cash rates are considered.

   The Finnish standout stock was Nokia, the cellular phone maker. Several different factors drove the performance of this stock. First, the company's products are considered to be of a better quality than its competitors' and they are therefore more popular. Also, the conversion from analog to digital is driving an increase in sales for all cellular phone makers. Finally, the introduction of "one rate" plans is increasing the number of cellular phone users worldwide.

   Asian developed markets turned in a mixed performance for the period, lagging in the third quarter but recovering in the fourth quarter. The second rate cut by the Federal Reserve, followed by the spike in the yen, led to sharp rises across Asia. Liquidity had been improving in previous months and some of it found its way into financial instruments. While it is uncertain whether an economic recovery is underway, there are some preliminary signs of stability if not recovery (e.g., increasing monthly department store sales).

   Looking ahead, the manager remains optimistic about international developed markets, especially those in Europe. The manager is cautiously optimistic about the prospects for an Asian recovery, but remains conservative about investing in that region. In general, the manager believes international developed markets may outperform the United States market in the coming year, as many international stocks offer investors more growth potential.

6                                             See page 27 for financial details.

December 31, 1998


PIMCO International Fund

OBJECTIVE
Capital appreciation; income is incidental

PORTFOLIO
Primarily stocks of foreign (non-U.S.) companies

TOTAL NET ASSETS
$138 million

NUMBER OF SECURITIES IN THE PORTFOLIO
215 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Blairlogie Capital Management

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Total Return  For period ended 12/31/98
                                                               Lipper
            Inst'l Class      Admin. Class       MSCI          International
            (Incep. 9/30/98)  (Incep. 9/30/98)   EAFE Index    Fund Average
--------------------------------------------------------------------------------
Inception         16.93%            16.54%          --              --

The Institutional and Administrative Classes of the International Fund were opened on September 30, 1998. Past performance is not an indication of future results. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top Holdings in
Selected Countries                                      % of Total Investments
--------------------------------------------------------------------------------
Finland/Nokia OYJ 'A'                                                     4.4%
--------------------------------------------------------------------------------
United Kingdom/WEBS Index Fund                                            4.0%
--------------------------------------------------------------------------------
Hungary/Magyar Tavkozlesi Rt.                                             2.2%
--------------------------------------------------------------------------------
Ireland/Allied Irish Banks PLC                                            2.2%
--------------------------------------------------------------------------------
Portugal/EDP-Electricidade                                                2.1%
de Portugal SA
--------------------------------------------------------------------------------
Italy/ENI SpA                                                             1.8%
--------------------------------------------------------------------------------
France/France Telecom SA                                                  1.7%
--------------------------------------------------------------------------------
Portugal/Portugal Telecom SA                                              1.6%
--------------------------------------------------------------------------------
Hungary/MOL Magyar Olaj-es                                                1.4%
Gazipari Rights
--------------------------------------------------------------------------------
France/Banque National de Paris                                           1.4%
--------------------------------------------------------------------------------
Top Ten Total                                                            22.8%
--------------------------------------------------------------------------------

Top 5 Countries                                         % of Total Investments
--------------------------------------------------------------------------------
France                                                                   14.6%
--------------------------------------------------------------------------------
Italy                                                                    11.0%
--------------------------------------------------------------------------------
Portugal                                                                  8.2%
--------------------------------------------------------------------------------
Germany                                                                   6.9%
--------------------------------------------------------------------------------
Japan                                                                     6.8%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Stock:   Eastern Europe                                                    41%
--------------------------------------------------------------------------------
         Europe                                                            33%
--------------------------------------------------------------------------------
         Asia                                                              11%
--------------------------------------------------------------------------------
         Latin America                                                      6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                              91%
--------------------------------------------------------------------------------
Cash Equivalents                                                            9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Since the Fund's inception through December 31, 1998, the International Fund posted a return of 16.9% for the Institutional Class shares.

   European developed markets were strong performers for the Fund this period. Finland's returns were outstanding, while Ireland, Italy and Spain also produced respectable returns. For the past 18 months, these countries have been solid performers as a result of falling interest rates and above average growth prospects. Despite strong rises, these markets do not seem to be stretched in terms of value, particularly when domestic bond yields and cash rates are considered.

   Despite a difficult third quarter, the Fund's Asian holdings ended the year on a better note. The second rate cut by the Federal Reserve, followed by the spike in the yen, led to sharp rises across Asia. Liquidity had been improving in previous months and some of it found its way into financial instruments. Although it is not certain whether an economic recovery is underway for Japan, the country stabilized in the fourth quarter. At the same time, other Asian countries such as Thailand and Korea outperformed.

   Latin America was not a strong performer for the Fund this period. While Latin American markets experienced a hearty bounce off their September lows, profit-taking took hold in December and reduced their gains. Brazil was the focal point of attention as the next crisis waiting to happen, and it required the combined muscle of the U.S. Treasury, the IMF, and the bullish rhetoric from almost every head of state to ensure that Brazil did not fail. President Cardoso was successfully re-elected despite an IMF reform manifesto, and capital outflows waned for the present. Growth estimates for Latin America started to decline sharply in October, and the Fund manager reversed the Fund's bullishness, cutting back on above-Index allocations in Brazil and Chile as stocks recovered from their lows.

   Looking ahead, the Fund manager believes there will be downward revisions of earnings forecasts in both the U.S. and Europe, where bottom-up numbers look unrealisticN although Europe's growth should still be respectable. In Asia, the manager expects stability during the first half of 1999, with true recovery creeping through only later in the year. The manager is confident that the Fund is well-positioned for this climate.

                                           See page 29 for financial details.  7

December 31, 1998

PIMCO Capital Appreciation Fund

OBJECTIVE
Long-term growth of capital and current income

PORTFOLIO
Primarily common stocks of companies with market capitalizations of at least $100 million that have improving fundamentals and whose stock is reasonably valued by the market

TOTAL NET ASSETS
$1,144 million

NUMBER OF SECURITIES IN THE PORTFOLIO
91 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return   For period ended 12/31/98

             Inst'l Class      Admin. Class     S&P 500   Lipper Capital
           (Incep. 3/8/91)   (Incep. 7/31/96)   Index    Apprec. Fund Average
--------------------------------------------------------------------------------
6 months        2.74%              2.64%         9.23%         5.27%
1 year         17.59%             17.26%        28.58%        19.99%
3 years*       26.02%                --         28.23%        16.12%
5 years*       21.32%                --         24.06%        14.97%
Inception*     19.72%             29.84%           --            --

*Annualized


Change in Value
$5,000,000 invested at the Fund's inception

PIMCO Capital Appreciation Fund
S&P 500 Index

                           [LINE GRAPH APPEARS HERE]


                                   INSTITUT


                                            PIMCO
                                          Capital                 S&P 500
                   MONTH             Appreciation                   Index
                                             Fund
=========================          ==============       =================
                 03/31/91               5,000,000               5,000,000
                 04/30/91               4,854,350               5,012,000
                 05/31/91               5,094,373               5,228,518
                 06/30/91               4,820,061               4,989,052
                 07/31/91               5,164,862               5,221,542
                 08/31/91               5,327,032               5,345,293
                 09/30/91               5,253,318               5,256,026
                 10/31/91               5,433,351               5,326,457
                 11/30/91               5,275,577               5,111,801
                 12/31/91               6,008,526               5,696,591
                 01/31/92               5,951,282               5,590,634
                 02/29/92               6,015,540               5,663,312
                 03/31/92               5,817,823               5,552,878
                 04/30/92               5,805,268               5,716,132
                 05/31/92               5,830,077               5,744,142
                 06/30/92               5,646,491               5,658,669
                 07/31/92               5,811,083               5,889,825
                 08/31/92               5,666,801               5,769,261
                 09/30/92               5,816,058               5,837,050
                 10/31/92               6,018,924               5,857,187
                 11/30/92               6,371,407               6,056,624
                 12/31/92               6,459,843               6,130,939
                 01/31/93               6,679,451               6,182,194
                 02/28/93               6,599,169               6,266,457
                 03/31/93               6,904,241               6,398,680
                 04/30/93               6,735,135               6,244,023
                 05/31/93               7,040,790               6,411,051
                 06/30/93               7,153,400               6,429,835
                 07/31/93               7,052,175               6,403,987
                 08/31/93               7,310,181               6,646,954
                 09/30/93               7,525,186               6,595,972
                 10/31/93               7,543,860               6,732,443
                 11/30/93               7,393,094               6,668,283
                 12/31/93               7,603,513               6,748,903
                 01/31/94               7,871,521               6,978,365
                 02/28/94               7,764,846               6,788,973
                 03/31/94               7,377,445               6,492,973
                 04/30/94               7,405,400               6,576,213
                 05/31/94               7,399,773               6,684,129
                 06/30/94               7,191,566               6,520,301
                 07/31/94               7,367,360               6,734,427
                 08/31/94               7,587,534               7,010,539
                 09/30/94               7,384,297               6,839,131
                 10/31/94               7,554,006               6,992,806
                 11/30/94               7,208,583               6,738,128
                 12/31/94               7,279,887               6,838,055
                 01/31/95               7,275,418               7,015,365
                 02/28/95               7,638,905               7,288,754
                 03/31/95               7,973,994               7,503,845
                 04/30/95               8,248,506               7,724,833
                 05/31/95               8,550,420               8,033,595
                 06/30/95               8,920,691               8,220,215
                 07/31/95               9,416,251               8,492,798
                 08/31/95               9,507,671               8,514,115
                 09/30/95               9,884,778               8,873,410
                 10/31/95               9,700,127               8,841,732
                 11/30/95               9,998,064               9,229,884
                 12/31/95               9,983,895               9,407,652
                 01/31/96              10,319,950               9,727,888
                 02/29/96              10,710,996               9,818,066
                 03/31/96              10,731,348               9,912,614
                 04/30/96              10,866,103              10,058,726
                 05/31/96              11,141,737              10,318,140
                 06/30/96              11,121,089              10,357,452
                 07/31/96              10,561,962               9,899,860
                 08/31/96              11,016,637              10,108,648
                 09/30/96              11,692,504              10,677,563
                 10/31/96              11,987,428              10,972,050
                 11/30/96              12,859,911              11,801,427
                 12/31/96              12,658,812              11,567,641
                 01/31/97              13,397,357              12,290,387
                 02/28/97              13,259,311              12,386,744
                 03/31/97              12,776,151              11,877,772
                 04/30/97              13,183,386              12,586,875
                 05/31/97              14,025,466              13,353,165
                 06/30/97              14,625,966              13,951,386
                 07/31/97              16,206,592              15,061,498
                 08/31/97              15,599,190              14,217,753
                 09/30/97              16,544,805              14,996,459
                 10/31/97              16,248,006              14,495,577
                 11/30/97              16,662,144              15,166,577
                 12/31/97              16,691,599              15,426,988
                 01/31/98              16,723,663              15,597,610
                 02/28/98              17,951,702              16,722,510
                 03/31/98              18,949,019              17,578,870
                 04/30/98              18,963,905              17,755,713
                 05/31/98              18,651,313              17,450,492
                 06/30/98              19,447,678              18,159,332
                 07/31/98              18,889,478              17,965,934
                 08/31/98              15,808,216              15,368,420
                 09/30/98              16,693,892              16,352,921
                 10/31/98              17,460,487              17,683,067
                 11/30/98              18,599,214              18,754,838
                 12/31/98              19,980,246              19,835,492

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 4/1/91, the first full month following the Fund's Institutional Class inception on 3/8/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 7/31/96.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                         % of Total Investments
--------------------------------------------------------------------------------
Tyco International Limited                                                1.8%
Fire protection services
--------------------------------------------------------------------------------
United Technologies Corp.                                                 1.5%
Aerospace/climate control systems
--------------------------------------------------------------------------------
Albertson's, Inc.                                                         1.5%
Food supermarket chain
--------------------------------------------------------------------------------
Wellpoint Health Networks, Inc.                                           1.5%
Healthcare services
--------------------------------------------------------------------------------
Capital One Financial Corp.                                               1.4%
Bank card issuer/services
--------------------------------------------------------------------------------
Kroger Co.                                                                1.4%
Supermarket/convenience stores
--------------------------------------------------------------------------------
Safeway, Inc.                                                             1.4%
Food supermarket chain
--------------------------------------------------------------------------------
Johnson Controls, Inc.                                                    1.4%
Building controls/auto products
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                     1.3%
Motorcycle manufacturer
--------------------------------------------------------------------------------
Compuware Corp.                                                           1.3%
Systems software
--------------------------------------------------------------------------------
Top Ten Total                                                            14.5%
--------------------------------------------------------------------------------

Top 5 Industries                                        % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                            20.4%
--------------------------------------------------------------------------------
Technology                                                               18.3%
--------------------------------------------------------------------------------
Consumer Discretionary                                                   12.7%
--------------------------------------------------------------------------------
Health Care                                                              10.5%
--------------------------------------------------------------------------------
Consumer Staples                                                          9.0%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                              95%
--------------------------------------------------------------------------------
Cash Equivalents                                                            5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Capital Appreciation Fund posted a return of 2.7% for the Institutional Class shares.

   One of the sectors that made the greatest contribution to the Capital Appreciation Fund this period was consumer cyclicals. The strong domestic economy drove this sector throughout the year, as consumers continued to spend despite global economic uncertainty in the third quarter. Strong holiday shopping sales helped these stocks end the year on a high note. Fund holdings Home Depot, Lowe's, Wal-Mart, The Gap and TJX all experienced extraordinary price appreciation.

   Another sector that performed well for the Fund was financial services. During the third quarter these stocks were hit hard by fears of economic and currency weakness spreading from Southeast Asia to Russia and into Latin America. However, the stocks rebounded in the fourth quarter, posting average price gains of 13%, as a result of a strong economy and interest rate cuts. The Fund's top performers for the fourth quarter included American Express, Bank One and Capital One Financial.

   A particularly strong performer for the Fund this period was Tyco International, a diversified manufacturer of home security and fire protection services. Tyco recently purchased ADT, one of the best-known home security companies, which increases its presence in this industry. The company is currently involved in the purchase of AMP, an electronic connector manufacturer, which helped its stock rise. Tyco is continuing to provide shareholders with earnings surprises and top-line growth.

   One disappointing stock for the Fund this period was Jones Apparel, the women's apparel maker. It suffered from same store sales that were disappointing, due in part to increased competition from rivals in this market niche. The stock also suffered because investors shunned it in the third quarter, as they attempted to avoid cyclical stocks because of the volatile market. The manager sold this stock in October.

   Looking ahead, the manager believes the domestic economy will slow, but will still remain relatively strong, which should continue to bode well for the Fund's consumer cyclical stocks. The manager believes the Fund is well-positioned to benefit from this environment in 1999.

8                                             See page 31 for financial details.

December 31, 1998

PIMCO Mid-Cap Growth Fund

Objective
Growth of capital

Portfolio
Primarily common stocks of companies with medium capitalizations that have improving fundamentals and whose stock is reasonably valued

Total Net Assets
$969 million

Number of Securities in the Portfolio
87 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return   For period ended 12/31/98

                Inst'l Class       Admin. Class       S&P Mid-Cap 400    Russell         Lipper Mid-Cap
                (Incep. 8/26/91)   (Incep. 11/30/94)  Index              Mid-Cap Index   Fund Average
-------------------------------------------------------------------------------------------------------
6 months         0.81%              0.93%              8.85%              0.86%           0.79%
1 year           7.93%              7.81%             18.25%             10.09%          12.26%
3 years*        21.34%             21.09%             23.08%             19.12%          16.35%
5 years*        19.08%             --                 18.67%             17.34%          14.88%
Inception*      18.21%             24.99%             --                 --              --

*Annualized

Change in Value
$5,000,000 invested at the Fund's inception


                                   INSTITUT

                                           PIMCO
                                         Mid-Cap        S&P 500        Russell
                           MONTH          Growth        Mid-Cap        Mid-Cap
                                            Fund          Index          Index
================================       =========      =========      =========
                        08/31/91       5,000,000      5,000,000      5,000,000
                        09/30/91       4,974,950      4,983,725      4,970,800
                        10/31/91       5,157,144      5,178,962      5,072,701
                        11/30/91       5,011,661      5,004,442      4,862,945
                        12/31/91       5,665,299      5,595,982      5,407,887
                        01/31/92       5,671,673      5,694,980      5,509,555
                        02/29/92       5,727,031      5,785,593      5,636,110
                        03/31/92       5,555,924      5,567,702      5,492,107
                        04/30/92       5,519,126      5,501,201      5,535,055
                        05/31/92       5,524,162      5,553,287      5,570,812
                        06/30/92       5,378,127      5,394,740      5,480,453
                        07/31/92       5,525,925      5,662,557      5,709,591
                        08/31/92       5,364,436      5,527,114      5,578,099
                        09/30/92       5,541,064      5,604,466      5,693,789
                        10/31/92       5,722,284      5,738,603      5,833,116
                        11/30/92       6,066,939      6,059,311      6,127,047
                        12/31/92       6,185,404      6,262,637      6,291,558
                        01/31/93       6,414,599      6,340,945      6,417,263
                        02/28/93       6,216,680      6,252,242      6,424,579
                        03/31/93       6,470,422      6,468,100      6,633,570
                        04/30/93       6,293,134      6,298,856      6,457,781
                        05/31/93       6,562,549      6,585,788      6,662,815
                        06/30/93       6,765,881      6,618,816      6,738,172
                        07/31/93       6,682,647      6,606,107      6,770,650
                        08/31/93       7,013,472      6,878,847      7,071,740
                        09/30/93       7,201,787      6,951,557      7,098,825
                        10/31/93       7,128,883      6,974,260      7,104,717
                        11/30/93       6,929,867      6,819,983      6,939,959
                        12/31/93       7,160,996      7,136,600      7,191,324
                        01/31/94       7,309,331      7,302,605      7,389,733
                        02/28/94       7,299,101      7,198,981      7,289,232
                        03/31/94       7,033,122      6,865,539      6,978,711
                        04/30/94       7,058,599      6,916,618      7,026,585
                        05/31/94       6,930,633      6,851,145      7,036,141
                        06/30/94       6,700,295      6,615,199      6,827,801
                        07/31/94       6,851,806      6,839,196      7,062,131
                        08/31/94       7,210,540      7,197,378      7,396,947
                        09/30/94       7,026,048      7,063,068      7,216,165
                        10/31/94       7,167,804      7,140,296      7,271,369
                        11/30/94       6,829,168      6,818,233      6,950,556
                        12/31/94       6,991,678      6,880,817      7,040,844
                        01/31/95       6,924,894      6,952,447      7,185,463
                        02/28/95       7,346,142      7,317,235      7,557,383
                        03/31/95       7,582,451      7,444,211      7,773,675
                        04/30/95       7,753,580      7,593,668      7,890,902
                        05/31/95       8,020,945      7,776,850      8,150,197
                        06/30/95       8,493,975      8,093,438      8,424,125
                        07/31/95       9,295,489      8,515,656      8,833,116
                        08/31/95       9,367,547      8,673,145      8,968,440
                        09/30/95       9,501,369      8,883,373      9,171,037
                        10/31/95       9,355,709      8,654,804      8,965,881
                        11/30/95       9,536,022      9,032,803      9,411,754
                        12/31/95       9,599,034      9,010,329      9,466,624
                        01/31/96       9,789,114      9,141,051      9,666,181
                        02/29/96      10,026,714      9,451,737      9,893,143
                        03/31/96      10,152,383      9,565,006     10,036,296
                        04/30/96      10,364,554      9,857,131     10,320,625
                        05/31/96      10,539,595      9,990,439     10,476,466
                        06/30/96      10,325,462      9,840,533     10,319,110
                        07/31/96       9,831,497      9,174,781      9,680,460
                        08/31/96      10,367,953      9,703,918     10,141,443
                        09/30/96      11,095,622     10,127,009     10,642,329
                        10/31/96      11,169,983     10,156,479     10,727,681
                        11/30/96      11,849,848     10,728,593     11,381,211
                        12/31/96      11,841,245     10,740,502     11,265,123
                        01/31/97      12,326,596     11,143,700     11,686,551
                        02/28/97      12,120,488     11,052,099     11,668,787
                        03/31/97      11,774,758     10,580,948     11,172,864
                        04/30/97      12,027,407     10,855,101     11,450,845
                        05/31/97      12,858,488     11,804,271     12,286,299
                        06/30/97      13,483,461     12,135,971     12,688,306
                        07/31/97      14,733,407     13,337,553     13,746,765
                        08/31/97      14,713,461     13,321,548     13,596,925
                        09/30/97      15,750,651     14,087,537     14,373,309
                        10/31/97      15,418,218     13,474,729     13,814,188
                        11/30/97      15,524,596     13,674,155     14,142,965
                        12/31/97      15,887,569     14,204,712     14,533,311
                        01/31/98      15,605,123     13,934,823     14,260,085
                        02/28/98      16,523,072     15,088,626     15,375,224
                        03/31/98      17,031,474     15,769,123     16,104,009
                        04/30/98      17,278,614     16,057,698     16,144,269
                        05/31/98      16,692,539     15,335,102     15,645,411
                        06/30/98      17,010,291     15,431,713     15,862,100
                        07/31/98      16,523,072     14,832,962     15,105,478
                        08/31/98      13,578,576     12,072,548     12,688,602
                        09/30/98      14,560,074     13,198,917     13,509,554
                        10/31/98      14,962,560     14,378,900     14,430,906
                        11/30/98      15,788,713     15,096,407     15,113,487
                        12/31/98      17,147,689     16,797,772     15,999,138

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 9/1/91, the first full month following the Fund's Institutional Class inception on 8/26/91, compared to the S&P Mid-Cap 400 Index and Russell Mid-Cap Index, each an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                              % of Total Investments
--------------------------------------------------------------------------------
Waters Corp.                                          1.7%
Liquid chromatography instruments
--------------------------------------------------------------------------------
Network Associates, Inc.                              1.6%
Network security software
--------------------------------------------------------------------------------
Abercrombie & Fitch Co. 'A'                           1.5%
Retail apparel stores
--------------------------------------------------------------------------------
Unisys Corp.                                          1.5%
Business info. systems
--------------------------------------------------------------------------------
Comverse Technology, Inc.                             1.5%
Multimedia communications
--------------------------------------------------------------------------------
Bergen Brunswig Corp. 'A'                             1.4%
Drug and healthcare distributor
--------------------------------------------------------------------------------
Symbol Technologies, Inc.                             1.4%
Bar code laser scanners
--------------------------------------------------------------------------------
Century Telephone Enterprises, Inc.                   1.4%
Telephone services
--------------------------------------------------------------------------------
Best Buy Co., Inc.                                    1.4%
Electric/appliances stores
--------------------------------------------------------------------------------
Shaw Industries, Inc.                                 1.4%
Carpet manufacturer
--------------------------------------------------------------------------------
Top Ten Total                                        14.8%
--------------------------------------------------------------------------------

Top 5 Industries                            % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                        24.8%
--------------------------------------------------------------------------------
Technology                                           18.8%
--------------------------------------------------------------------------------
Consumer Discretionary                               14.4%
--------------------------------------------------------------------------------
Health Care                                          11.9%
--------------------------------------------------------------------------------
Utilities                                             6.3%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                          96%
--------------------------------------------------------------------------------
Cash Equivalents                                        4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Mid-Cap Growth Fund posted a return of 0.8% for Institutional Class shares.

    The strongest performing sector for the Fund this period was health care. New product introductions and expanding markets in the aging population made for attractive growth prospects in this area. Although these stocks were strong across the board, one stock in particular, Guidant, performed very well, rising nearly 50%. It continues to achieve success in its release of new cardiovascular products while growing its bottom line. A number of mergers in this sector also drove up stock prices. For instance, cardiac device maker Arterial Vascular Engineering was purchased by Medtronic, helping its stock rise nearly 20%. Other mergers in the industry included hospital supplier Allegiance Corp., which is in the process of being taken over by Cardinal Health and saw a huge uptick in its stock price.

    Another strong sector for the Fund this period was technology, as these stocks benefited from increased spending for the Year 2000 (Y2K) problem as well as a decrease in the severity of the global economic crisis. One standout technology stock this year was Network Associates, a data storage supplier. This company benefited from three secular stories: increased Y2K spending, an increase in Internet applications and continuous upgrades in the PC area.

    Another strong sector for the Fund was consumer cyclicals, an area that was driven by the strong domestic economy. Consumers continued to spend, driven by the additional wealth related to a strong stock market. Portfolio holdings such as Harley-Davidson benefited from the 'deep pockets' of American consumers, as its sales saw a large increase, especially among its higher-end product offerings.

    A disappointing sector for the Fund proved to be utilities. Although the sector ended the year in positive territory, its returns were low. Many of the Fund's holdings are diversified providers and distributors of power that are learning to adjust to a new era of deregulation. Their management teams are strong and they have adjusted well, but their profits continue to suffer.

    Looking ahead, the manager believes the Fund's holdings continue to reflect its philosophy of growth at a reasonable price. The reasons for holding these stocks include reasonable revenue growth, stable margins and the strategic use of cash flow to buy back stock. The positive fundamentals of these holdings, accompanied with very reasonable valuation measures, lead the manager to remain optimistic about the prospects for the Fund.


                                           See page 32 for financial details.  9

December 31, 1998

PIMCO Micro-Cap Growth Fund


Objective
Growth of capital

Portfolio
Common stocks of companies with market capitalization less than $100 million that have improving fundamentals and whose stock is reasonably valued by the market

Total Net Assets
$262 million

Number of Securities in the Portfolio
67 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return   For period ended 12/31/98

            Inst'l Class      Admin. Class     Russell 2000    Lipper Micro-Cap
            (Incep. 6/25/93)  (Incep. 4/1/96)  Index           Fund Average
--------------------------------------------------------------------------------
6 months    -13.18%           -13.30%          -7.12%          -3.25%
1 year       -3.88%            -4.08%          -2.55%           1.36%
3 years*     17.61%           --               11.58%          14.92%
5 years*     17.50%           --               11.86%          11.08%
Inception*   19.20%            16.76%          --              --
*Annualized

Change in Value
$5,000,000 invested at the Fund's inception

                             [GRAPH APPEARS HERE]

                                   INSTITUT

                                                 PIMCO
                                             Micro-Cap        Russell 2000
                            MONTH               Growth               Index
                                                  Fund
=================================         ============        ============
                         06/30/93            5,000,000           5,000,000
                         07/31/93            5,021,687           5,069,050
                         08/31/93            5,277,282           5,287,932
                         09/30/93            5,442,666           5,437,157
                         10/31/93            5,547,911           5,577,164
                         11/30/93            5,517,841           5,395,460
                         12/31/93            5,893,716           5,579,823
                         01/31/94            6,099,194           5,754,639
                         02/28/94            6,084,159           5,733,749
                         03/31/94            5,763,413           5,431,753
                         04/30/94            5,903,739           5,463,963
                         05/31/94            5,723,320           5,402,493
                         06/30/94            5,487,771           5,220,213
                         07/31/94            5,482,760           5,306,033
                         08/31/94            5,808,518           5,601,580
                         09/30/94            5,958,868           5,582,590
                         10/31/94            5,953,856           5,560,037
                         11/30/94            5,838,588           5,335,355
                         12/31/94            5,953,856           5,478,183
                         01/31/95            5,803,506           5,408,993
                         02/28/95            6,003,973           5,634,170
                         03/31/95            6,124,253           5,730,740
                         04/30/95            6,389,871           5,858,077
                         05/31/95            6,455,022           5,958,777
                         06/30/95            6,941,154           6,267,918
                         07/31/95            7,472,390           6,628,950
                         08/31/95            7,602,693           6,766,103
                         09/30/95            7,813,183           6,886,946
                         10/31/95            7,707,938           6,578,962
                         11/30/95            7,923,440           6,855,344
                         12/31/95            8,111,989           7,036,188
                         01/31/96            7,666,725           7,028,589
                         02/29/96            8,040,337           7,247,670
                         03/31/96            8,444,657           7,395,160
                         04/30/96            9,355,656           7,790,579
                         05/31/96            9,729,268           8,097,606
                         06/30/96            9,452,898           7,765,118
                         07/31/96            8,736,381           7,086,913
                         08/31/96            9,268,651           7,498,379
                         09/30/96            9,601,319           7,791,416
                         10/31/96            9,350,538           7,671,350
                         11/30/96            9,780,448           7,987,410
                         12/31/96           10,044,807           8,196,760
                         01/31/97           10,387,828           8,360,531
                         02/28/97           10,073,392           8,157,788
                         03/31/97            9,581,728           7,772,822
                         04/30/97            9,324,462           7,794,508
                         05/31/97           10,444,998           8,661,647
                         06/30/97           11,348,288           9,032,885
                         07/31/97           11,977,160           9,453,185
                         08/31/97           12,520,277           9,669,663
                         09/30/97           13,800,890          10,377,483
                         10/31/97           13,292,075           9,921,911
                         11/30/97           13,349,245           9,857,419
                         12/31/97           13,730,013          10,029,924
                         01/31/98           13,453,742           9,871,451
                         02/28/98           14,488,151          10,601,938
                         03/31/98           15,561,110          11,038,738
                         04/30/98           15,708,883          11,099,782
                         05/31/98           15,137,066          10,501,504
                         06/30/98           15,201,315          10,523,557
                         07/31/98           14,237,580           9,671,149
                         08/31/98           11,635,495           7,793,012
                         09/30/98           12,053,114           8,403,205
                         10/31/98           12,001,715           8,746,055
                         11/30/98           12,522,132           9,204,349
                         12/31/98           13,197,781           9,774,098

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 7/1/93, the first full month following the Fund's Institutional Class inception on 6/25/93, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 4/1/96. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                    % of Total Investments
--------------------------------------------------------------------------------
Osteotech, Inc.                                      3.1%
Medical products
--------------------------------------------------------------------------------
Dendrite International, Inc.                         2.9%
Large sales force manager
--------------------------------------------------------------------------------
AVT Corp.                                            2.6%
Communications software
--------------------------------------------------------------------------------
Astec Industries, Inc.                               2.2%
Asphalt and paving equipment
--------------------------------------------------------------------------------
Chico's Fas, Inc.                                    2.1%
Clothing retailer
--------------------------------------------------------------------------------
HA-LO Industries, Inc.                               2.1%
Specialty advertising distributor
--------------------------------------------------------------------------------
Cotelligent Group, Inc.                              2.1%
Computer consulting services
--------------------------------------------------------------------------------
Ardent Software, Inc.                                2.0%
Software developer
--------------------------------------------------------------------------------
Morton's Restaurant Group, Inc.                      2.0%
Own and operate full service restaurants
--------------------------------------------------------------------------------
Winsloew Furniture, Inc.                             2.0%
Office Furnishings
--------------------------------------------------------------------------------
Top Ten Total                                       23.1%
--------------------------------------------------------------------------------

Top 5 Industries                   % of Total Investments
--------------------------------------------------------------------------------
Consumer Discretionary                              19.5%
--------------------------------------------------------------------------------
Technology                                          16.7%
--------------------------------------------------------------------------------
Financial & Business Services                       15.1%
--------------------------------------------------------------------------------
Capital Goods                                       12.1%
--------------------------------------------------------------------------------
Consumer Services                                    8.6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                         93%
--------------------------------------------------------------------------------
Cash Equivalents                                       7%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Micro Cap Growth Fund Institutional Class shares returned -13.2%.

    The dramatic downward shift in expectations that took place in the third quarter was reversed by the Federal Reserve's rate cut at the end of September. The subsequent rate cuts, and the realization that specific company fundamentals were not as bad as some analysts feared, helped the equity markets to recover strongly in the fourth quarter. The S&P 500 Index posted a total return of 21.3% for the fourth quarter, finishing the year with a total return of 28.7%. Stocks of smaller companies, as measured by the Russell 2000 Index, also rebounded nicely in the fourth quarter by gaining 16.3%, leaving small-cap stocks down 2.6% for the full year. While the Fund underperformed on a relative basis for the six-month period and year, longer-term returns remain very strong.

    The period saw a number of sectors with positive returns, led by health care. One of the better performers in this industry was Osteotech, a processor of bone tissue for transplantation into the orthopedic, dental and ear, nose and throat markets. This company continued to impress investors by increasing gross margins, reducing operating expenses and expanding globally.

    Technology was another strong contributor for the Fund this period. AVT Corporation, which develops a broad line of software products that automate call answering operations, performed well because of the company's continued ability to expand product lines and distribution channels.

    Financial and business services accounted for approximately 15.1% of the portfolio at year end. Ciber, an information technology consulting-service company, continued to improve earnings through its aggressive acquisition activity. Crossman Communities, a regional single-family homebuilder, continues to benefit from strong consumer demand and low interest rates.

    Part of the relative underperformance in the period can be attributed to the consumer services sector. Several of these stocks fell victim to changing economic expectations. Both Atlantic Coast Airlines and Mesaba Holdings were sold because of earnings reductions and a slowing economic outlook for 1999. In addition, American Coin Merchandising, Inc., a longtime holding in the Fund, was sold due to management's inability to integrate some recent acquisitions. While the positive performance of retail stocks such as Brookstone, Inc., Chico's Fas and Shoe Carnival helped the sector, it was not enough to offset the underperformance of others.

    Looking ahead, the manager is confident in its ability to continue finding growing companies that are profitable, where expectations are improving, yet are trading at reasonable valuations.


10                                            See page 33 for financial details.

December 31, 1998

PIMCO Small-Cap Growth Fund


OBJECTIVE
Growth of capital

PORTFOLIO
Common stocks of companies with market capitalizations between $50 million and $1 billion that have improving fundamentals and whose stock is reasonably valued by the market

TOTAL NET ASSETS
$61 million

NUMBER OF SECURITIES IN THE PORTFOLIO
85 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return   For period ended 12/31/98

             Inst'l Class      Admin. Class     Russell 2000   Lipper Small-Cap
             (INCEP. 1/17/91)  (INCEP. 9/27/95) Index          Fund Average
--------------------------------------------------------------------------------
6 months     -13.21%           -13.39%            -7.12%         -6.49%
1 year        -8.50%            -8.89%            -2.55%         -0.33%
3 years*      10.65%            10.55%            11.58%         12.65%
5 years*      10.66%            --                11.86%         12.87%
Inception*    18.43%             8.48%            --             --

*Annualized

Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                   INSTITUT

                                     PIMCO
                                 Small-Cap         Russell 2000
                     MONTH          Growth                Index
                                      Fund
==========================    ============        =============

                  12/31/90
                  01/31/91       5,000,000            5,000,000
                  02/28/91       5,463,287            5,560,750
                  03/31/91       5,843,531            5,950,725
                  04/30/91       5,766,171            5,935,373
                  05/31/91       6,033,043            6,218,074
                  06/30/91       5,766,171            5,858,483
                  07/31/91       6,099,236            6,063,471
                  08/31/91       6,374,882            6,287,092
                  09/30/91       6,383,633            6,336,132
                  10/31/91       6,581,876            6,503,659
                  11/30/91       6,263,398            6,202,670
                  12/31/91       6,995,446            6,699,007
                  01/31/92       7,323,081            7,242,297
                  02/29/92       7,544,456            7,453,699
                  03/31/92       7,247,813            7,201,466
                  04/30/92       7,066,286            6,948,623
                  05/31/92       7,030,866            7,041,039
                  06/30/92       6,694,376            6,710,181
                  07/31/92       6,951,171            6,943,427
                  08/31/92       6,712,086            6,747,067
                  09/30/92       6,955,598            6,902,452
                  10/31/92       7,249,837            7,120,293
                  11/30/92       7,809,634            7,665,565
                  12/31/92       8,162,949            7,932,403
                  01/31/93       8,548,383            8,200,677
                  02/28/93       8,456,613            8,011,570
                  03/31/93       9,066,884            8,271,465
                  04/30/93       8,644,742            8,044,082
                  05/31/93       9,154,066            8,399,872
                  06/30/93       9,374,314            8,452,035
                  07/31/93       9,374,314            8,568,758
                  08/31/93       9,934,112            8,938,757
                  09/30/93      10,250,718            9,191,009
                  10/31/93      10,066,641            9,427,677
                  11/30/93       9,599,036            9,120,523
                  12/31/93      10,158,807            9,432,172
                  01/31/94      10,348,945            9,727,682
                  02/28/94      10,609,706            9,692,370
                  03/31/94       9,979,534            9,181,873
                  04/30/94      10,202,267            9,236,321
                  05/31/94       9,887,181            9,132,413
                  06/30/94       9,631,853            8,824,285
                  07/31/94       9,903,478            8,969,356
                  08/31/94      10,354,377            9,468,950
                  09/30/94      10,316,350            9,436,850
                  10/31/94      10,528,218            9,398,725
                  11/30/94       9,898,046            9,018,923
                  12/31/94      10,214,126            9,260,359
                  01/31/95       9,843,666            9,143,401
                  02/28/95      10,372,895            9,524,041
                  03/31/95      10,437,578            9,687,283
                  04/30/95      10,502,262            9,902,534
                  05/31/95      10,766,877           10,072,759
                  06/30/95      11,296,106           10,595,333
                  07/31/95      12,824,991           11,205,624
                  08/31/95      12,836,751           11,437,469
                  09/30/95      13,160,169           11,641,742
                  10/31/95      12,360,445           11,121,123
                  11/30/95      12,383,966           11,588,322
                  12/31/95      12,445,286           11,894,022
                  01/31/96      12,400,748           11,881,176
                  02/29/96      12,807,956           12,251,512
                  03/31/96      13,037,010           12,500,831
                  04/30/96      13,787,799           13,169,250
                  05/31/96      14,144,106           13,688,250
                  06/30/96      13,253,339           13,126,211
                  07/31/96      12,318,034           11,979,767
                  08/31/96      13,132,449           12,675,313
                  09/30/96      13,717,811           13,170,664
                  10/31/96      13,533,295           12,967,704
                  11/30/96      14,214,095           13,501,973
                  12/31/96      14,540,393           13,855,860
                  01/31/97      14,856,225           14,132,700
                  02/28/97      14,005,909           13,789,982
                  03/31/97      13,738,667           13,139,233
                  04/30/97      13,787,257           13,175,891
                  05/31/97      15,342,119           14,641,709
                  06/30/97      16,277,466           15,269,253
                  07/31/97      17,309,992           15,979,731
                  08/31/97      17,686,560           16,345,667
                  09/30/97      18,877,002           17,542,170
                  10/31/97      18,233,192           16,772,069
                  11/30/97      17,953,802           16,663,050
                  12/31/97      18,425,982           16,954,654
                  01/31/98      17,857,536           16,686,770
                  02/28/98      19,368,772           17,921,591
                  03/31/98      20,380,883           18,659,961
                  04/30/98      20,699,768           18,763,150
                  05/31/98      19,493,552           17,751,816
                  06/30/98      19,424,230           17,789,095
                  07/31/98      18,231,879           16,348,179
                  08/31/98      14,294,347           13,173,362
                  09/30/98      14,599,368           14,204,837
                  10/31/98      14,627,097           14,784,394
                  11/30/98      15,971,958           15,559,096
                  12/31/98      16,859,127           16,522,204

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 2/1/91, the first full month following the Fund's Institutional Class inception on 1/17/91, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/27/95. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                % of Total Investments
--------------------------------------------------------------------------------
Chattem, Inc.                                             1.8%
Specialty consumer products
--------------------------------------------------------------------------------
Osteotech, Inc.                                           1.8%
Medical products
--------------------------------------------------------------------------------
Martin Marietta Materials, Inc.                           1.8%
Aggregates/building materials
--------------------------------------------------------------------------------
NeoMagic Corp.                                            1.7%
Computer memory devices
--------------------------------------------------------------------------------
Foodmaker, Inc.                                           1.7%
Operate Jack-in-the-Box/Chi Chi's
--------------------------------------------------------------------------------
HA-LO Industries, Inc.                                    1.6%
Advertising services
--------------------------------------------------------------------------------
Gilat Satellite Networks Limited                          1.6%
Satellite stations manufacturer
--------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                           1.6%
Retail apparell
--------------------------------------------------------------------------------
Alternative Living Services, Inc.                         1.6%
Assisted living residences
--------------------------------------------------------------------------------
Manitowoc Co., Inc.                                       1.5%
Machinery
--------------------------------------------------------------------------------
Top Ten Total                                            16.7%
--------------------------------------------------------------------------------

Top 5 Industries                               % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                            23.2%
--------------------------------------------------------------------------------
Technology                                               14.3%
--------------------------------------------------------------------------------
Consumer Discretionary                                   13.9%
--------------------------------------------------------------------------------
Capital Goods                                            12.0%
--------------------------------------------------------------------------------
Health Care                                               8.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                              94%
--------------------------------------------------------------------------------
Cash Equivalents                                            6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Small-Cap Growth Fund returned
- 13.2% for Institutional Class shares.

    Despite the wrenching volatility of returns for both the Fund and the Russell 2000 during this six-month period, the Fund's characteristics are sound. Overall, the holdings continue to reflect better-than-average growth and profitability at lower-than-average prices.

    The health care sector saw a large uptick, as all of the Fund's holdings showed strong performance. After an early fourth quarter sell-off, Hooper Holmes, a provider of health information services to insurance companies through a large branch network, rose 45%. Osteotech, whose composite bone putty (made from cadaver material) is propelling both top-line growth and margin expansion, saw its price jump accordingly.

    Consumer cyclical stocks contributed to the Fund's performance. Consumer confidence recovered and grew again after a shaky September and early October. The advance was led by Ames Department Stores, the nationwide off-price retailing chain. Buoyed by the acquisition of Hills Department Stores, Ames stock rose 99.8% during the fourth quarter. American Eagle Outfitters, a specialty retailer of casual clothes, saw a large increase in its stock price due to a strong following among trend-conscious young people as well as terrific profitability.

    Results for the financial services sector were mixed. CMAC Investment, a mortgage provider, was sold because of the potential for increased competition from Freddie Mac and Fannie Mae. On the positive side, holdings in Reinsurance Group of America saw a gain in stock price caused by the trend toward restructuring in the life insurance industry. West-America Bancorp also rose, reflecting the strong competitive position of this northern California-based commercial bank.

    Technology stocks were a drag to the overall performance of the portfolio. Part of the reason was the Fund's lack of ownership of companies with no earnings (e.g., Internet stocks) and companies whose stock price ran up well in advance of a potential earnings rebound (e.g., semiconductor equipment). These groups performed better than those that exhibited strong profitability. Gains by Neomagic, CHS Electronics and Visio were countered by declines in Datastream Systems, Veritas Software, ITDS and Scitex. We sold stocks that had specific problems impacting future profits.

    The manager remains confident that this portfolio of high-growth companies selling at reasonable prices is more likely to provide for good long-term performance. The manager believes the Fund is well-positioned for the time when earnings growth begins to matter again, and investors re-focus their attention on the small-cap universe.


                                          See page 34 for financial details.  11

December 31, 1998

PIMCO Renaissance Fund


OBJECTIVE
Long-term growth of capital and current income

PORTFOLIO
Value stocks showing signs of a strong revival

TOTAL NET ASSETS
$636 million

NUMBER OF SECURITIES IN THE PORTFOLIO
51 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Columbus Circle Investors

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return   For period ended 12/31/98

             Inst'l Class      Admin. Class     S&P 500  Lipper Equity Income
             (INCEP. 12/30/97) (INCEP. 8/31/98) Index    Fund Average
--------------------------------------------------------------------------------
6 months     -1.07%            --               9.23%    1.80%
1 year       11.83%            --               28.58%   10.89%
Inception*   12.73%            22.91%              --       --

*Annualized

Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                   INSTITUT

                                         PIMCO
                                   Renaissance              S&P 500
                   MONTH                  Fund                Index
========================           ===========            =========
                12/31/97             5,000,000            5,000,000
                01/31/98             5,005,928            5,055,300
                02/28/98             5,388,263            5,419,888
                03/31/98             5,595,732            5,697,441
                04/30/98             5,723,177            5,754,757
                05/31/98             5,604,624            5,655,833
                06/30/98             5,652,045            5,885,573
                07/31/98             5,536,455            5,822,891
                08/31/98             4,555,424            4,981,018
                09/30/98             4,718,435            5,300,102
                10/31/98             4,922,940            5,731,212
                11/30/98             5,234,143            6,078,581
                12/31/98             5,591,637            6,428,829

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/98, the first full month following the Fund's Institutional Class inception on 12/30/97, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 8/31/98.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                              % of Total Investments
--------------------------------------------------------------------------------
Martin Marietta Materials, Inc.                        4.0%
Aggregates/building materials
--------------------------------------------------------------------------------
International Business Machines Corp.                  3.8%
Business machines manufacturer
--------------------------------------------------------------------------------
Allegiance Corp.                                       3.8%
Broadband communications
--------------------------------------------------------------------------------
Enron Corp.                                            3.7%
Gas pipeline systems
--------------------------------------------------------------------------------
Corning, Inc.                                          3.0%
Consumer products
--------------------------------------------------------------------------------
Philip Morris Co., Inc.                                2.8%
Cigarettes/food products/brewing
--------------------------------------------------------------------------------
Cendant Corp.                                          2.8%
Consumer services
--------------------------------------------------------------------------------
Anheuser Busch Cos., Inc.                              2.8%
Largest U.S. brewer
--------------------------------------------------------------------------------
General Motors Corp.                                   2.7%
Auto maker
--------------------------------------------------------------------------------
Tele-Communications, Inc. 'A'                          2.7%
Cable TV systems
--------------------------------------------------------------------------------
Top Ten Total                                         32.1%
--------------------------------------------------------------------------------

Top 5 Industries                             % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                         20.4%
--------------------------------------------------------------------------------
Consumer Discretionary                                15.7%
--------------------------------------------------------------------------------
Communications                                        12.7%
--------------------------------------------------------------------------------
Technology                                            11.1%
--------------------------------------------------------------------------------
Health Care                                           10.5%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                           97%
--------------------------------------------------------------------------------
Cash Equivalents                                         3%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Renaissance Fund returned -1.07% for Institutional Class shares.

    The consumer staples sector made one of the most positive contributions to the Fund's performance this period. As investors questioned the cyclical strength of the U.S. economy, this sector's stocks benefited from their lack of reliance on domestic growth. One of the Fund's largest consumer staples holdings, Philip Morris, had a strong year, as the two biggest risks to its stock price, legislation and litigation risk, were overcome. Congress' inability to pass a tobacco bill and a multi-state court settlement for the tobacco industry eased concerns regarding potentially unknown burdens on cash flow. While a risk of individual and class action suits remains, these two types of suits pose less risk, as they have been largely unsuccessful thus far. As a result, Philip Morris is able to re-focus on shareholder-friendly activities. It already has made progress in that regard, raising its dividend this summer.

    The Fund's exposure to the technology sector also contributed to performance this period. Despite the fact that the Asian economic crisis hurt many technology issues in the third quarter, the sector bounced back in the fourth quarter. For instance, the Fund saw a strong contribution from IBM, one of its largest holdings. A recovery in the PC industry, which was finally able to control inventory, aided most PC stocks in general, including IBM. Specifically, IBM performed very well due to strong demand for its new mainframe as well as the continued rapid growth of its MIS outsourcing business. The company has increasingly been recognized as generating more than half of its results from software and services, areas resistant to economic downturns, which bodes well for its future.

    One sector that saw poor performance this period was utilities. Despite a strong third quarter, most electric and power utilities did not show strong performance for the year.

    Oil stocks had a particularly poor year. Last year's relatively warm winter as well as OPECs inability to control output resulted in historically low prices for oil. In fact, this year oil reached its lowest price-per-barrel in 12 years! Even conflict with Iraq in the fourth quarter could not raise its price. As a result, almost all oil stocks were hurt, including one of Renaissance Fund's holdings, Exxon, which is considered one of the stronger names in the sector.

    The manager believes that, more than ever, a stock's underlying value and price will be important to investors. The manager will continue to adhere to the Fund's investment strategy of purchasing out-of-favor companies that are showing signs of a turnaround.


12  See page 35 for financial details.

December 31, 1998

PIMCO Core Equity Fund


OBJECTIVE
Long-term growth of capital

PORTFOLIO
Common stocks of companies with market capitalizations in excess of $3 billion

TOTAL NET ASSETS
$170 million

NUMBER OF SECURITIES IN THE PORTFOLIO
49 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Columbus Circle Investors

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return   For period ended 12/31/98

             Inst'l Class      Admin. Class     S&P 500  Lipper  Growth
             (Incep. 12/28/94) (Incep. 5/31/95) Index    Fund Average
--------------------------------------------------------------------------------
6 months     10.69%            10.33%           9.23%    6.24%
1 year       41.06%            40.47%           28.58%   22.89%
3 years*     27.75%            27.34%           28.23%   22.24%
Inception*   27.75%            26.15%            --       --

*Annualized

Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                   INSTITUT

                                    PIMCO
                              Core Equity        S&P 500
                   MONTH             Fund          Index
========================      ===========     ==========

                12/31/94        5,000,000      5,000,000
                01/31/95        5,034,965      5,129,650
                02/28/95        5,189,810      5,329,552
                03/31/95        5,339,660      5,486,828
                04/30/95        5,545,390      5,648,415
                05/31/95        5,735,746      5,874,182
                06/30/95        5,921,094      6,010,639
                07/31/95        6,181,582      6,209,952
                08/31/95        6,246,704      6,225,539
                09/30/95        6,422,032      6,488,256
                10/31/95        6,386,996      6,465,093
                11/30/95        6,502,485      6,748,911
                12/31/95        6,397,852      6,878,895
                01/31/96        6,444,715      7,113,052
                02/29/96        6,799,004      7,178,990
                03/31/96        6,772,780      7,248,124
                04/30/96        6,875,788      7,354,962
                05/31/96        7,107,556      7,544,646
                06/30/96        6,987,958      7,573,391
                07/31/96        6,513,499      7,238,799
                08/31/96        6,761,043      7,391,465
                09/30/96        7,225,188      7,807,457
                10/31/96        7,333,489      8,022,786
                11/30/96        7,777,005      8,629,229
                12/31/96        7,546,203      8,458,284
                01/31/97        7,917,776      8,986,757
                02/28/97        7,731,989      9,057,213
                03/31/97        7,327,631      8,685,052
                04/30/97        7,628,168      9,203,550
                05/31/97        8,245,634      9,763,862
                06/30/97        8,496,992     10,201,283
                07/31/07        9,327,566     11,012,999
                08/31/97        8,748,350     10,396,051
                09/30/97        9,322,102     10,965,443
                10/31/97        9,065,279     10,599,197
                11/30/97        9,185,494     11,089,834
                12/31/97        9,456,557     11,280,246
                01/31/98        9,675,240     11,405,006
                02/28/98       10,425,854     12,227,535
                03/31/98       11,129,186     12,853,707
                04/30/98       11,353,799     12,983,015
                05/31/98       11,206,020     12,759,837
                06/30/98       12,051,200     13,278,142
                07/31/98       11,867,979     13,136,729
                08/31/98        9,840,730     11,237,421
                09/30/98       10,679,999     11,957,290
                10/31/98       11,117,365     12,929,896
                11/30/98       11,950,724     13,713,577
                12/31/98       13,339,575     14,503,754


Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 5/31/95.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                       % of Total Investments
--------------------------------------------------------------------------------
America Online, Inc.                                             4.1%
Online computer services
--------------------------------------------------------------------------------
Microsoft Corp.                                                  3.9%
Computer software provider
--------------------------------------------------------------------------------
Intel Corp.                                                      3.4%
Semiconductor circuits
--------------------------------------------------------------------------------
Home Depot, Inc.                                                 3.3%
Building/home improvements materials
--------------------------------------------------------------------------------
Safeway, Inc.                                                    3.2%
Food supermarket chain
--------------------------------------------------------------------------------
CVS Corp.                                                        2.9%
Retail health stores
--------------------------------------------------------------------------------
HBO & Co.                                                        2.9%
Hospital information systems
--------------------------------------------------------------------------------
Cendant Corp.                                                    2.7%
Member-based consumer services
--------------------------------------------------------------------------------
Eli Lilly & Co.                                                  2.7%
Pharmaceuticals
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                            2.7%
Discount stores
--------------------------------------------------------------------------------
Top Ten Total                                                   31.8%
--------------------------------------------------------------------------------

Top 5 Industries                                       % of Total Investments
--------------------------------------------------------------------------------
Technology                                                      22.3%
--------------------------------------------------------------------------------
Consumer Discretionary                                          18.3%
--------------------------------------------------------------------------------
Health Care                                                     16.8%
--------------------------------------------------------------------------------
Financial & Business Services                                   12.6%
--------------------------------------------------------------------------------
Consumer Staples                                                 7.6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                     96%
--------------------------------------------------------------------------------
Cash Equivalents                                                   4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, the Core Equity Fund's Institutional Class shares returned 10.7%, compared to 9.2% for the S&P 500 Index and 6.2% for the Lipper Growth Fund Average.

    Technology was the best performing sector for the Fund this period. The Fund's strongest performer in this sector was America Online, the largest provider of online services in the world. A rise in the company's stock price was fueled by AOL's proposed acquisition of Netscape Communications, which will give AOL control of a major Internet portal and allow it to extend its dominance in the Internet industry. AOL continues to report phenomenal growth in its membership, surpassing 15 million subscribers in the fourth quarter. In 1998, the company expanded its networking capabilities and saw a resulting jump in subscribers. By increasing monthly subscription rates from $19.95 to $21.95, the company was able to dramatically increase revenue.

    Another strong performer for the Fund was the retail sector. With the economy experiencing low unemployment, rising wages and low interest rates, the Fund's manager focused on consumer spending as a key theme in the portfolio. Retail stocks were sold off during the third quarter as investors grew concerned that the market's decline would shake consumer confidence and impact spending intentions. However, the October rate cut sparked a recovery, and the Fund's largest sector holdings, Home Depot and Wal-Mart, responded well.

    The health care sector provided mixed performance for the Fund this period. Although the Fund's healthcare stocks turned in a strong performance in 1998, they underperformed during the fourth quarter. The poor performance can be attributed in part to profit-taking associated with the strength of these stocks earlier this year. More importantly, pharmaceutical companies are nearing the end of very strong product cycles and are expected to experience a six-month pause as they reload for the next cycle. Anticipating this event, the manager cut back the Fund's position in pharmaceutical stocks from an overweight position to market weight, thereby minimizing the impact of the group's poor performance in the fourth quarter.

    Energy was a disappointing sector for the Fund this period. This underperformance was largely due to the low price of oil, which made it extremely difficult for companies in this industry to grow earnings in 1998. Even conflagration between the U.S. and Iraq could not boost the price of oil, as this commodity suffered from over-supply and last year's warm winter.

    Looking forward, the manager remains cautious about the market's prospects in 1999 and believes that the current uncertain environment places a greater emphasis on stock selection, which should benefit PIMCO Core Equity Fund.


                                          See page 36 for financial details.  13

December 31, 1998

PIMCO Mid-Cap Equity Fund


OBJECTIVE
Long-term growth of capital

PORTFOLIO
Common stocks of companies with market capitalizations between $800 million and $3 billion

TOTAL NET ASSETS
$13 million

NUMBER OF SECURITIES IN THE PORTFOLIO
57 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Columbus Circle Investors


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return   For period ended 12/31/98

             Inst'l Class      Admin. Class     S&P Mid-Cap     Lipper Mid-Cap
             (Incep. 12/28/94) (Incep. 8/21/97) 400 Index       Fund Average
--------------------------------------------------------------------------------
6 months     8.10%             7.97%            8.85%           0.79%
1 year       29.89%            29.56%           18.25%          12.26%
3 years*     20.98%            --               23.08%          16.35%
Inception*   23.51%            20.69%           --              --

*Annualized

Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                   INSTITUT

                                        PIMCO
                                      Mid-Cap                 S&P
                                       Equity             Mid-Cap
                   MONTH                 Fund               Index
========================      ===============     ===============
                12/31/94            5,000,000           5,000,000
                01/31/95            4,910,000           5,052,050
                02/28/95            5,190,000           5,317,126
                03/31/95            5,370,000           5,409,394
                04/30/95            5,445,000           5,517,999
                05/31/95            5,435,000           5,651,109
                06/30/95            5,850,000           5,881,160
                07/31/95            6,205,000           6,187,969
                08/31/95            6,205,000           6,302,409
                09/30/95            6,375,000           6,455,173
                10/31/95            6,467,605           6,289,081
                11/30/95            6,542,693           6,563,757
                12/31/95            6,585,784           6,547,426
                01/31/96            6,539,441           6,642,416
                02/29/96            6,750,557           6,868,179
                03/31/96            7,002,866           6,950,487
                04/30/96            7,389,054           7,162,762
                05/31/96            7,734,048           7,259,631
                06/30/96            7,548,678           7,150,700
                07/31/96            6,704,215           6,666,927
                08/31/96            7,100,701           7,051,429
                09/30/96            7,574,424           7,358,871
                10/31/96            7,574,424           7,380,285
                11/30/96            7,945,164           7,796,017
                12/31/96            7,725,848           7,804,670
                01/31/97            7,914,427           8,097,657
                02/28/97            7,578,521           8,031,095
                03/31/97            7,266,187           7,688,729
                04/30/97            7,454,766           7,887,944
                05/31/97            8,073,541           8,577,666
                06/30/97            8,273,906           8,818,698
                07/31/97            8,957,505           9,691,838
                08/31/97            9,122,512           9,680,208
                09/30/97            9,700,035          10,236,819
                10/31/97            9,051,795           9,791,518
                11/30/97            9,063,581           9,936,432
                12/31/97            8,978,700          10,321,966
                01/31/98            8,811,246          10,125,849
                02/28/98            9,568,774          10,964,269
                03/31/98           10,055,187          11,458,757
                04/30/98           10,414,016          11,668,453
                05/31/98           10,015,317          11,143,372
                06/30/98           19,788,793          11,213,575
                07/31/98           10,485,782          10,778,489
                08/31/98            8,731,506           8,772,612
                09/30/98            9,544,852           9,591,097
                10/31/98            9,616,618          10,448,541
                11/30/98           10,190,744          10,969,923
                12/31/98           11,662,454          12,206,233

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P Mid-Cap 400 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
Rite Aid Corp.                                                             4.0%
Discount drug stores
--------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.                                               3.4%
Manufacturer of patient medications
--------------------------------------------------------------------------------
Providian Financial Corp.                                                  3.1%
Credit card services
--------------------------------------------------------------------------------
Bed, Bath & Beyond, Inc.                                                   2.8%
Domestics/home superstore
--------------------------------------------------------------------------------
Firstar Corp.                                                              2.7%
Commercial banking
--------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                                        2.6%
Mortgage loan services
--------------------------------------------------------------------------------
Whitman Corp.                                                              2.6%
Produce/distribute Pepsi
--------------------------------------------------------------------------------
American Power Conversion Corp.                                            2.5%
Manufacture constant power supply production
--------------------------------------------------------------------------------
IMS Health, Inc.                                                           2.4%
Medical info. systems
--------------------------------------------------------------------------------
Shaw Industries, Inc.                                                      2.2%
Carpet manufacturer
--------------------------------------------------------------------------------
Top Ten Total                                                             28.3%
--------------------------------------------------------------------------------

Top 5 Industries                                         % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                25.3%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    21.3%
--------------------------------------------------------------------------------
Financial & Business Services                                             18.9%
--------------------------------------------------------------------------------
Health Care                                                               11.9%
--------------------------------------------------------------------------------
Consumer Services                                                          6.6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                               96%
--------------------------------------------------------------------------------
Cash Equivalents                                                             4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Mid-Cap Equity Fund posted strong results for the six months ended December 31, 1998, returning 8.1% for Institutional Class shares. These returns far outperformed the average return of funds with the same objective (as measured by the Lipper Mid-Cap Fund Average), which returned 0.8% for the same period.

    The Federal Reserve's decision to aggressively ease monetary policy prompted the manager to reposition the portfolio in the month of October to a more economically positive and offensive position. In response to these adjustments, the Fund's outperformance resumed in November and December.

    The consumer cyclicals sector was a strong performer for the Fund during this six-month period. Despite a bumpy third quarter, in which holdings in this sector were cut back because of the volatile environment, this sector performed well in the fourth quarter. After the first Federal Reserve rate cut, the Fund increased its holdings in the sector and was rewarded. For instance, Fund holding Bed, Bath & Beyond performed well this period. The Federal Reserve's actions to ease recessionary fears, along with solid sales increases, fueled the rise in this stock.

    The financial sector also performed well for the Fund this period. While the financial sector underperformed in the third quarter, it was a solid performer in the fourth quarter. Providian, a credit card issuer with solid fundamentals, was one of the Fund's largest holdings during this period and also one of its biggest success stories. A strong domestic economy resulted in fewer credit card defaults as well as an increase in credit quality.

    One of the best performing stocks for the Fund this period was Amazon.com, the on-line bookseller. The company, like many other Internet stocks, benefited from a strong secular trend toward Internet commerce. However, Amazon.com proved itself to be a standout among Internet stocks because of its strong management and commitment to new product offerings. The company added several new products to its Web site this year, including music, video and a gift center. In fact, it vaulted to the position of number one on-line music seller after only one quarter of offering music on its Web site.

    One disappointment for the Fund this period was BMC Software, a provider of systems management software solutions. Investors' concerns that corporate spending on the Year 2000 (Y2K) problem would reduce IT spending on non-Y2K software or services, negatively affected the stock's price. Specifically, client server growth, a new opportunity for the company, showed disappointing and decelerating growth.

    Looking ahead, the Fund manager believes that mid-cap growth stocks will emerge as the strongest performers in the coming year, since they offer more growth potential than large-cap stocks but with more liquidity than small-cap stocks. The manager believes that the Mid-Cap Equity Fund is poised to benefit from this environment.


                                          14  See page 37 for financial details.

December 31, 1998

PIMCO International Growth Fund


OBJECTIVE
Long-term growth of capital

PORTFOLIO
Common stocks of companies domiciled outside the United States

TOTAL NET ASSETS
$6 million

NUMBER OF SECURITIES IN THE PORTFOLIO
52 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Columbus Circle Investors


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return   For period ended 12/31/98

                Inst'l Class       MSCI             Lipper International
                (Incep. 12/31/97)  EAFE Index       Fund Average
--------------------------------------------------------------------------------
6 months        2.88%              3.66%            -2.30%
1 year          39.40%             20.34%           13.01%
Inception*      39.40%              --               --

*Annualized

Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                   INSTITUT

                                      PIMCO
                              International            MSCI
                   MONTH             Growth            EAFE
                                       Fund           Index
===========================================================
                12/31/97          5,000,000       5,000,000
                01/31/98          5,190,000       5,230,000
                02/28/98          5,595,000       5,566,812
                03/31/98          6,090,000       5,739,383
                04/30/98          6,385,000       5,785,872
                05/31/98          6,635,000       5,759,257
                06/30/98          6,775,000       5,804,179
                07/31/98          7,040,000       5,864,543
                08/31/98          5,940,000       5,139,099
                09/30/98          5,570,000       4,982,870
                10/31/98          5,895,000       5,503,580
                11/30/98          6,490,000       5,787,015
                12/31/98          6,970,063       6,016,759

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/98, the first full month following the Fund's Institutional Class inception on 12/31/97, compared to the Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East), an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top Holdings in                                                 % of Total
Selected Countries                                             Investments
--------------------------------------------------------------------------------
Finland/Nokia Corp. - ADR                                          3.5%
--------------------------------------------------------------------------------
Netherlands/ING Groep NV                                           3.4%
--------------------------------------------------------------------------------
Germany/Mannesmann AG                                              3.4%
--------------------------------------------------------------------------------
France/Business Objects SA SP - ADR                                3.1%
--------------------------------------------------------------------------------
Greece/National Bank of Greece - GDR                               2.8%
--------------------------------------------------------------------------------
Ireland/Bank of Ireland                                            2.8%
--------------------------------------------------------------------------------
Italy/Telecom Italia Mobile SpA                                    2.6%
--------------------------------------------------------------------------------
United States/Newbridge                                            2.6%
Networks Corp.
--------------------------------------------------------------------------------
United Kingdom/Vodafone Group PLC - ADR                            2.5%
--------------------------------------------------------------------------------
United Kingdom/Energis PLC                                         2.5%
--------------------------------------------------------------------------------
Top Ten Total                                                     29.2%
--------------------------------------------------------------------------------

Top 5 Countries                                         % of Total Investments
--------------------------------------------------------------------------------
United Kingdom                                                    12.1%
--------------------------------------------------------------------------------
Japan                                                             10.1%
--------------------------------------------------------------------------------
Netherlands                                                        9.7%
--------------------------------------------------------------------------------
Germany                                                            8.3%
--------------------------------------------------------------------------------
Switzerland                                                        8.2%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Stock:   Eastern Europe                                             51%
--------------------------------------------------------------------------------
         Europe                                                     22%
--------------------------------------------------------------------------------
         Asia                                                       14%
--------------------------------------------------------------------------------
         United States                                               4%
--------------------------------------------------------------------------------
         Canada                                                      2%
--------------------------------------------------------------------------------
         Latin America                                               1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                       94%
--------------------------------------------------------------------------------
Cash Equivalents                                                     6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO International Growth Fund Institutional Class shares returned 2.9% for the six months ended December 31, 1998.

    The fourth quarter produced a sharp rebound from the depressed levels at summer's end as widespread monetary easing countered the panic caused by fear of emerging market debt failures and their potential to harm worldwide economies. The U.S. Federal Reserve lowered rates three times and Japan put forward a massive program to bail out its banks and stimulate its economy. The 11 Euro countries converged to a lower-than-expected interest rate of 3% and the United Kingdom, moving to fight recession, cut rates as well.

    The Fund's European holdings led the performance in the fourth quarter as strength in technology, telecommunications and financial stocks more than offset underexposure to the strong yen and a dramatic bounce in depressed Pacific Rim emerging markets. Demand for data communications, benefiting from explosive Internet growth, drove holdings in telecommunications stocks sharply higher. Newer entrants, such as Energis in the UK, and the recently privatized telephone carriers in Finland and Switzerland, also benefited.

    While lower interest rates served to bolster the market's valuation level and offset the worst fears of global depression, the outlook for economic growth and corporate earnings suffered. Most nations are now forecasted to experience slower growth in 1999. The softer earnings outlook and higher valuations produced by the fourth quarter's rally could eventually limit equity returns until broader earnings growth is restored.

    To counter the weaker earnings picture, the Fund continues to focus on secular trends, stronger regional economies and company-specific stories that can generate positive results. Global telecommunications should continue as a powerful secular trend. Similarly, corporate restructuring, which swept the U.S. over the past 15 years, is likely to gain strength in the more mature economies of Europe and Japan. Finally, the commencement of the 11-country Euro zone, with a common currency and monetary policy, is likely to lead many industries to consolidate and may create opportunities for efficient companies to gain share across borders.


                                          See page 38 for financial details.  15

December 31, 1998

PIMCO Equity Income Fund


OBJECTIVE
Current income as a primary objective and long-term growth of capital

PORTFOLIO
Primarily common stocks with below-average price-to-earnings ratios and higher dividend yields relative to their industry groups

TOTAL NET ASSETS
$200 million

NUMBER OF SECURITIES IN THE PORTFOLIO
47 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return   For period ended 12/31/98

              Inst'l Class      Admin. Class      S&P 500  Lipper Equity
              (Incep. 3/8/91)  (Incep. 11/30/94)  Index    Income Fund Average
--------------------------------------------------------------------------------
6 months      1.51%             1.39%             9.23%    1.80%
1 year        8.37%             8.12%             28.58%   10.89%
3 years*      20.04%            19.75%            28.23%   18.75%
5 years*      17.83%            --                24.06%   16.60%
Inception*    16.49%            22.50%            --       --

*Annualized

Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                   INSTITUT

                                            PIMCO
                                    Equity Income                       S&P 500
                   MONTH                     Fund                         Index
========================      ===================           ===================
                03/31/91                5,000,000                     5,000,000
                04/30/91                5,034,636                     5,012,000
                05/31/91                5,319,615                     5,228,518
                06/30/91                5,134,629                     4,989,052
                07/31/91                5,421,923                     5,221,542
                08/31/91                5,502,697                     5,345,293
                09/30/91                5,532,987                     5,256,026
                10/31/91                5,571,975                     5,326,457
                11/30/91                5,349,510                     5,111,801
                12/31/91                5,820,738                     5,696,591
                01/31/92                5,965,177                     5,590,634
                02/29/92                6,116,657                     5,663,312
                03/31/92                6,017,412                     5,552,878
                04/30/92                6,125,605                     5,716,132
                05/31/92                6,136,148                     5,744,142
                06/30/92                6,141,420                     5,658,669
                07/31/92                6,416,503                     5,889,825
                08/31/92                6,230,286                     5,769,261
                09/30/92                6,283,491                     5,837,050
                10/31/92                6,291,695                     5,857,187
                11/30/92                6,481,829                     6,056,624
                12/31/92                6,678,968                     6,130,939
                01/31/93                6,713,379                     6,182,194
                02/28/93                6,852,877                     6,266,457
                03/31/93                7,009,814                     6,398,680
                04/30/93                6,872,708                     6,244,023
                05/31/93                6,925,440                     6,411,051
                06/30/93                7,048,480                     6,429,835
                07/31/93                7,037,196                     6,403,987
                08/31/93                7,285,359                     6,646,954
                09/30/93                7,279,450                     6,595,972
                10/31/93                7,338,489                     6,732,443
                11/30/93                7,264,797                     6,668,283
                12/31/93                7,244,360                     6,748,903
                01/31/94                7,485,093                     6,978,365
                02/28/94                7,323,454                     6,788,973
                03/31/94                7,031,262                     6,492,973
                04/30/94                7,086,480                     6,576,213
                05/31/94                7,130,480                     6,684,129
                06/30/94                7,030,089                     6,520,301
                07/31/94                7,261,756                     6,734,427
                08/31/94                7,559,317                     7,010,539
                09/30/94                7,420,033                     6,839,131
                10/31/94                7,508,099                     6,992,806
                11/30/94                7,105,537                     6,738,128
                12/31/94                7,128,119                     6,838,055
                01/31/95                7,360,723                     7,015,365
                02/28/95                7,600,312                     7,288,754
                03/31/95                7,819,936                     7,503,845
                04/30/95                8,022,855                     7,724,833
                05/31/95                8,318,505                     8,033,595
                06/30/95                8,345,382                     8,220,215
                07/31/95                8,637,759                     8,492,798
                08/31/95                8,759,800                     8,514,115
                09/30/95                8,990,321                     8,873,410
                10/31/95                8,955,485                     8,841,732
                11/30/95                9,263,351                     9,229,884
                12/31/95                9,513,516                     9,407,652
                01/31/96                9,656,255                     9,727,888
                02/29/96                9,784,719                     9,818,066
                03/31/96                9,980,549                     9,912,614
                04/30/96               10,232,220                    10,058,726
                05/31/96               10,397,604                    10,318,140
                06/30/96               10,419,988                    10,357,452
                07/31/96                9,941,075                     9,899,860
                08/31/96               10,282,119                    10,108,648
                09/30/96               10,636,733                    10,677,563
                10/31/96               10,878,310                    10,972,050
                11/30/96               11,698,210                    11,801,427
                12/31/96               11,556,478                    11,567,641
                01/31/97               11,812,152                    12,290,387
                02/28/97               12,153,051                    12,386,744
                03/31/97               11,746,786                    11,877,772
                04/30/97               12,175,500                    12,586,875
                05/31/97               12,938,613                    13,353,165
                06/30/97               13,303,510                    13,951,386
                07/31/97               14,149,548                    15,061,498
                08/31/97               13,830,125                    14,217,753
                09/30/97               14,693,065                    14,996,459
                10/31/97               14,241,238                    14,495,577
                11/30/97               14,832,089                    15,166,577
                12/31/97               15,183,146                    15,426,988
                01/31/98               15,242,961                    15,597,610
                02/28/98               16,140,192                    16,722,510
                03/31/98               16,902,461                    17,578,870
                04/30/98               16,662,284                    17,755,713
                05/31/98               16,552,203                    17,450,492
                06/30/98               16,209,160                    18,159,332
                07/31/98               15,574,494                    17,965,934
                08/31/98               13,448,868                    15,368,420
                09/30/98               14,436,778                    16,352,921
                10/31/98               15,349,856                    17,683,067
                11/30/98               16,404,968                    18,754,838
                12/31/98               16,454,558                    19,835,492

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 4/1/91, the first full month following the Fund's Institutional Class inception on 3/8/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                                                 4.2%
Tobacco/food products
--------------------------------------------------------------------------------
PNC Bank Corp.                                                             4.1%
Commercial banking
--------------------------------------------------------------------------------
Union Planters Corp.                                                       3.6%
Commercial banking
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                       2.2%
Consumer products
--------------------------------------------------------------------------------
BFGoodrich Co.                                                             2.2%
Aerospace/climate control systems
--------------------------------------------------------------------------------
Ford Motor Co.                                                             2.2%
Auto maker
--------------------------------------------------------------------------------
American Home Products Corp.                                               2.1%
Drug/consumer goods
--------------------------------------------------------------------------------
Georgia-Pacific Corp. (Timber Group)                                       2.1%
Timber company
--------------------------------------------------------------------------------
Dana Corp.                                                                 2.1%
Auto industry parts
--------------------------------------------------------------------------------
Intimate Brands, Inc.                                                      2.1%
Intimate apparel
--------------------------------------------------------------------------------
Top Ten Total                                                             26.9%
--------------------------------------------------------------------------------

Top 5 Industries                                         % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                             19.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    14.0%
--------------------------------------------------------------------------------
Materials & Processing                                                    13.4%
--------------------------------------------------------------------------------
Utilities                                                                 11.5%
--------------------------------------------------------------------------------
Consumer Staples                                                          10.4%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                               99%
--------------------------------------------------------------------------------
Cash Equivalents                                                             1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The PIMCO Equity Income Fund under-performed the Lipper Equity Income Fund Average for the six-month period ended December 31, 1998, posting a return of 1.51% for Institutional Class shares.

    One of the best performing sectors for the Fund this period was consumer staples, which performed especially well in the difficult third quarter. In particular, overweighting in RJR Nabisco greatly enhanced the Fund's performance. The company's stock price rose after the settlement between the tobacco industry and the states attorney generals was finalized this year. The Fund also benefited from holdings in American Home Products and Budweiser. These consumer staples stocks are value stocks with some growth characteristics that have shown the ability to generate attractive earnings in any type of economy, especially during down markets.

    The Equity Income Fund also benefited from its exposure to the financial sector. After a difficult third quarter, the sector performed well in the fourth quarter as a result of low interest rates and a strong domestic economy. For instance, Fund holding Chase Manhattan was a very strong performer this period despite suffering in the third quarter. Although its stock is at all time highs, its valuation is low and therefore appears to be positioned for further growth.

    One standout stock held by the Fund this period was Intimate Brands. The company, a leading retailer of intimate apparel and personal care products, was added to the portfolio during the past six months. Through its Victoria's Secret and Bath & Body Works brands, the company continued to post solid sales and earnings growth. New product introductions, national television advertising, and a Web site launch all strengthened brand recognition for Victoria's Secret, especially the popular Web site, which is expected to boost its catalog sales. The company continues to expand and find new sources of revenue and has a low valuation, making it an attractive investment.

    The energy sector detracted from the Fund's performance this period. Unfortunately, a warm winter and over-supply from OPEC caused the price of oil to reach a 12-year low and was responsible for much of the underperformance of the sector. For instance, Kerr McGee, a crude oil and natural gas exploration/production company (also engaged in chemical manufacturing) saw its stock decrease throughout the past six months because of the price of oil, despite an increase in its sales volume.

    Looking ahead, the manager believes the Fund is well-positioned to continue its strong performance. The manager is optimistic that the Fund's higher-yielding stock holdings will soon outperform growth offerings.


16                                            See page 39 for financial details.

------------------

December 31, 1998

------------------

PIMCO Value Fund

OBJECTIVE

Long-term growth of capital and current income

PORTFOLIO

Primarily stocks the manager believes are undervalued and/or offer above-average dividend yields

TOTAL NET ASSETS

$244 million

NUMBER OF SECURITIES IN THE PORTFOLIO

46 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return   For period ended 12/31/98

             Inst'l Class      Admin. Class     S&P 500    Lipper Growth and
            (Incep. 12/30/91) (Incep. 8/21/97)  Index      Income Fund Average
--------------------------------------------------------------------------------
6 months     1.69%             1.46%            9.23%      3.08%
1 year       10.17%            9.76%            28.58%     15.59%
3 years*     18.72%              --             28.23%     21.25%
5 years*     17.39%              --             24.06%     18.35%
Inception*   16.73%           10.36%               --         --
*Annualized

Change in Value
$5,000,000 invested at the Fund's inception


                                   INSTITUT

                                   PIMCO
                                   Value            S&P
                   MONTH            Fund          Index
========================       =========      =========
                12/31/91       5,000,000      5,000,000
                01/31/92       5,144,543      4,907,000
                02/29/92       5,318,513      4,970,791
                03/31/92       5,199,220      4,873,861
                04/30/92       5,222,775      5,017,152
                05/31/92       5,177,665      5,041,736
                06/30/92       5,067,395      4,966,715
                07/31/92       5,247,250      5,169,606
                08/31/92       5,095,741      5,063,784
                09/30/92       5,166,445      5,123,283
                10/31/92       5,199,464      5,140,958
                11/30/92       5,478,838      5,316,008
                12/31/92       5,657,265      5,381,235
                01/31/93       5,776,676      5,426,222
                02/28/93       5,839,127      5,500,182
                03/31/93       6,021,274      5,616,236
                04/30/93       5,916,309      5,480,491
                05/31/93       6,000,080      5,627,094
                06/30/93       6,041,965      5,643,583
                07/31/93       6,013,326      5,620,895
                08/31/93       6,340,080      5,834,151
                09/30/93       6,355,890      5,789,403
                10/31/93       6,576,391      5,909,186
                11/30/93       6,510,186      5,852,872
                12/31/93       6,585,234      5,923,633
                01/31/94       6,890,617      6,125,037
                02/28/94       6,778,756      5,958,803
                03/31/94       6,415,209      5,698,999
                04/30/94       6,337,376      5,772,060
                05/31/94       6,337,376      5,866,780
                06/30/94       6,191,689      5,722,985
                07/31/94       6,450,687      5,910,928
                08/31/94       6,722,772      6,153,276
                09/30/94       6,518,708      6,002,828
                10/31/94       6,588,249      6,137,712
                11/30/94       6,257,410      5,914,176
                12/31/94       6,317,178      6,001,883
                01/31/95       6,489,231      6,157,512
                02/28/95       6,779,505      6,397,470
                03/31/95       6,966,570      6,586,260
                04/30/95       7,155,132      6,780,225
                05/31/95       7,427,832      7,051,231
                06/30/95       7,557,689      7,215,031
                07/31/95       7,890,844      7,454,281
                08/31/95       7,988,826      7,472,991
                09/30/95       8,210,920      7,788,352
                10/31/95       8,234,873      7,760,547
                11/30/95       8,589,768      8,101,235
                12/31/95       8,774,957      8,257,265
                01/31/96       9,026,323      8,538,342
                02/29/96       9,224,369      8,617,492
                03/31/96       9,300,160      8,700,479
                04/30/96       9,422,631      8,828,724
                05/31/96       9,613,992      9,056,417
                06/30/96       9,572,367      9,090,922
                07/31/96       9,057,641      8,689,285
                08/31/96       9,411,035      8,872,542
                09/30/96       9,668,844      9,371,889
                10/31/96       9,807,853      9,630,365
                11/30/96      10,649,629     10,358,325
                12/31/96      10,559,934     10,153,126
                01/31/97      10,916,251     10,787,494
                02/28/97      11,102,507     10,872,067
                03/31/97      10,714,973     10,425,334
                04/30/97      11,137,719     11,047,727
                05/31/97      11,796,226     11,720,312
                06/30/97      12,097,138     12,245,382
                07/31/97      12,897,623     13,219,747
                08/31/97      12,628,072     12,479,177
                09/30/97      13,388,728     13,162,661
                10/31/97      12,716,422     12,723,028
                11/30/97      13,027,978     13,311,977
                12/31/97      14,327,284     13,540,544
                01/31/98      13,832,242     13,690,302
                02/28/98      14,179,131     14,677,647
                03/31/98      14,755,186     15,429,389
                04/30/98      14,461,368     15,584,508
                05/31/98      14,406,277     15,316,610
                06/30/98      14,438,304     15,938,771
                07/31/98      13,829,793     15,769,023
                08/31/98      11,847,523     13,489,138
                09/30/98      12,527,952     14,353,252
                10/31/98      13,639,900     15,520,746
                11/30/98      14,427,531     16,461,458
                12/31/98      14,682,095     17,409,967

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 1/1/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
GTE Corp.                                                                3.0%
Telecommunications services
--------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                                    3.0%
Electric & gas utility
--------------------------------------------------------------------------------
Repsol SA SP - ADR                                                       3.0%
Oil
--------------------------------------------------------------------------------
Amgen, Inc.                                                              3.0%
Biotechnology
--------------------------------------------------------------------------------
Bell Atlantic Corp.                                                      3.0%
Telecommunications services
--------------------------------------------------------------------------------
DTE Energy Co.                                                           3.0%
Electric/steam utility
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                                          3.0%
Large food wholesaler/retailer
--------------------------------------------------------------------------------
Whirlpool Corp.                                                          3.0%
Home appliances
--------------------------------------------------------------------------------
NICOR, Inc.                                                              2.9%
Natural gas utility
--------------------------------------------------------------------------------
Chase Manhattan Corp.                                                    2.9%
Commercial banking
--------------------------------------------------------------------------------
Top Ten Total                                                           29.8%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Consumer Staples                                                        13.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                                  12.9%
--------------------------------------------------------------------------------
Financial & Business Services                                           11.8%
--------------------------------------------------------------------------------
Energy                                                                   9.8%
--------------------------------------------------------------------------------
Health Care                                                              9.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                             97%
--------------------------------------------------------------------------------
Cash Equivalents                                                           3%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Value Fund posted a return of 1.7% for Institutional Class shares.

     Value stocks have had a difficult year, as the stocks that outperformed the market had relatively high valuations and were within high revenue growth sectors. While value stocks did outperform during the market uncertainty of the third quarter, this strength was short-lived, as growth stocks once again resumed their outperformance in the fourth quarter.

     The consumer staples sector contributed to the Fund's performance this year, performing well in both up and down markets. For example, SUPERVALU, a supermarket chain, saw its stock price rise due to a number of factors: a strong management team, earnings growth, successful expansion, and, more generally, investor attraction to consumer staples stocks in down markets. Other strong performers for the Fund included Iowa Beef Products, a meat packing company. The low price of pigs and cattle enabled the company to increase its profit margins, and its stock rose as a result.

     Another strong sector for the Fund this year was financials. In particular, Chase Manhattan saw its stock price increase significantly during the year. The company performed well, avoiding the market declines and trading losses that plagued other banking companies. Chase benefited from a surge in lending, profits in currency trading, and falling interest rates. Strong consumer and investment banking businesses, along with reduced emerging markets trading, also helped the second-largest U.S. bank. Chase displayed confidence in its own future by announcing a stock buyback of approximately $3 billion.

     One disappointing sector for the Fund this year was transportation. Despite the low price of fuel, cutthroat competition caused a reduction in profit margins for the major airlines. In addition, investors shunned this type of cyclical company, adding to this sector's stock price decline. Fund holding United Airlines, despite solid fundamentals, saw its stock price drop during the year as a result.

     Despite value stocks' short-term underperformance relative to growth stocks, the manager remains optimistic that investors will finally diversify away from growth stocks because of their excessive valuations. The manager believes that value stocks' lower P/E ratios and lower volatility will make them attractive investments, especially in uncertain markets.


See page 40 for financial details.   17

--------------------

December 31, 1998

--------------------

PIMCO Value 25 Fund

OBJECTIVE

Long-term growth of capital and income

PORTFOLIO

Approximately 25 common stocks of companies with medium market capitalizations that have below-average price-to-earnings ratios relative to their industry groups

TOTAL NET ASSETS

$2 million

NUMBER OF SECURITIES IN THE PORTFOLIO

24 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Total Return   For period ended 12/31/98

             Inst'l Class           S&P 500      Lipper Mid-Cap
            (Incep. 7/10/98)        Index        Fund Average
Inception    -14.51%                --           --

Past performance is not an indication of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                        % of Total Investments
--------------------------------------------------------------------------------
Clayton Homes, Inc.                                                      6.5%
Produces/finances manufactured homes
--------------------------------------------------------------------------------
Old Republic International Corp.                                         6.4%
Life insurance provider
--------------------------------------------------------------------------------
Cordant Technologies, Inc.                                               6.0%
Aerospace propulsion systems
--------------------------------------------------------------------------------
Lennar Corp.                                                             5.5%
Residential communities
--------------------------------------------------------------------------------
Bowater, Inc.                                                            5.1%
Newsprint/paper products
--------------------------------------------------------------------------------
Lancaster Colony Corp.                                                   4.9%
Food/auto products
--------------------------------------------------------------------------------
Thomas & Betts Corp.                                                     4.9%
Electrical connectors/components
--------------------------------------------------------------------------------
Ross Stores, Inc.                                                        4.9%
Apparel/shoes
--------------------------------------------------------------------------------
Crescent Real Estate Equities Co.                                        4.8%
Real Estate Investment Trust
--------------------------------------------------------------------------------
Golden West Financial Corp.                                              4.5%
Savings & loan
--------------------------------------------------------------------------------
Top Ten Total                                                           53.5%
--------------------------------------------------------------------------------

Top 5 Industries                                       % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                           27.5%
--------------------------------------------------------------------------------
Consumer Discretionary                                                  21.0%
--------------------------------------------------------------------------------
Building                                                                18.1%
--------------------------------------------------------------------------------
Capital Goods                                                           10.8%
--------------------------------------------------------------------------------
Materials & Processing                                                   7.9%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                             95%
--------------------------------------------------------------------------------
Cash Equivalents                                                           5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the period since inception through December 31, 1998, the PIMCO Value 25 Fund posted a return of -14.5% for Institutional Class shares.

     PIMCO Value 25 Fund was launched on July 10, 1998. The Fund's objective is to seek long-term growth of capital and income. The Fund invests in approximately 25 mid-cap value stocks. The Fund manager maintains this concentrated portfolio in order to maximize these holdings' potential returns.

     The Fund held several home-building stocks, including Lennar Corporation and Clayton Homes. These stocks benefited from low interest rates and a strong domestic economy, which drove home-sales and home remodelings. Clayton Homes in particular was a standout performer. The company builds, sells, finances and insures manufactured homes, as well as owns and operates residential manufactured housing communities, operating in 28 states. It has increased its number of sales centers, which has resulted in an increase in sales as well as an increase in its stock price.

     Several financial stocks also contributed to the Fund's performance during this period, also due to low interest rates and a strong economy. Golden West Financial, for instance, saw its stock rise after the Federal Reserve cut interest rates in the fourth quarter. Golden West, a savings and loan holding company, also benefited from the strong domestic economy, which resulted in fewer loan defaults and higher credit quality.

     One stock that did not perform well for the Fund in the past six months was Crescent Real Estate, a Real Estate Investment Trust. Its dividend yields are high at 10%, but the stock suffered because REITs in general were unpopular with investors, who were attracted to high growth stocks. The company remains fundamentally sound with a very low valuation.

     Looking ahead, the Fund manager believes the mid-cap value sector offers attractive valuations, good liquidity and growth potential and is poised to appreciate in value in the coming year.


18                                            See page 41 for financial details.

--------------------

December 31, 1998

--------------------

PIMCO Small-Cap Value Fund

OBJECTIVE

Long-term growth of capital and income

PORTFOLIO

Primarily common stocks of companies with small-sized capitalizations and below-average price-to-earnings ratios relative to their industry groups

TOTAL NET ASSETS

$400 million

NUMBER OF SECURITIES IN THE PORTFOLIO

101 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return   For period ended 12/31/98

             Inst'l Class      Admin. Class      Russell 2000   Lipper Small-Cap
            (Incep. 10/1/91)  (Incep. 11/1/95)   Index          Fund Average
--------------------------------------------------------------------------------
6 months     -9.31%            -9.43%            -7.12%         -6.49%
1 year       -9.16%            -9.38%            -2.55%         -0.33%
3 years*     16.14%            15.85%            11.58%         12.65%
5 years*     13.62%            --                11.86%         12.87%
Inception*   14.77%            16.45%            --             --
*Annualized

Change in Value
$5,000,000 invested at the Fund's inception

[LINE GRAPH APPEARS HERE]

                                   INSTITUT

                                    PIMCO
                                Small-Cap        Russell 2000
                   MONTH            Value               Index
                                     Fund
========================       ==========        ============
                09/30/91        5,000,000           5,000,000
                10/31/91        5,057,765           5,132,200
                11/30/91        4,942,474           4,894,682
                12/31/91        5,307,711           5,286,354
                01/31/92        5,669,482           5,715,078
                02/29/92        5,861,326           5,881,901
                03/31/92        5,810,840           5,682,857
                04/30/92        5,692,503           5,483,332
                05/31/92        5,697,568           5,556,260
                06/30/92        5,515,246           5,295,172
                07/31/92        5,683,331           5,479,232
                08/31/92        5,596,835           5,324,279
                09/30/92        5,652,803           5,446,897
                10/31/92        5,755,927           5,618,801
                11/30/92        6,164,818           6,049,089
                12/31/92        6,302,353           6,259,658
                01/31/93        6,581,536           6,471,360
                02/28/93        6,549,919           6,322,130
                03/31/93        6,718,541           6,527,220
                04/30/93        6,541,983           6,347,787
                05/31/93        6,653,133           6,628,549
                06/30/93        6,669,012           6,669,713
                07/31/93        6,692,411           6,761,821
                08/31/93        6,915,669           7,053,797
                09/30/93        6,979,457           7,252,855
                10/31/93        7,112,529           7,439,616
                11/30/93        6,984,825           7,197,233
                12/31/93        7,174,310           7,443,163
                01/31/94        7,443,124           7,676,357
                02/28/94        7,431,872           7,648,492
                03/31/94        7,099,942           7,245,646
                04/30/94        7,124,167           7,288,612
                05/31/94        6,954,544           7,206,616
                06/30/94        6,830,154           6,963,464
                07/31/94        6,936,926           7,077,944
                08/31/94        7,215,540           7,472,185
                09/30/94        7,039,274           7,446,854
                10/31/94        6,908,581           7,416,769
                11/30/94        6,748,316           7,117,058
                12/31/94        6,909,938           7,307,581
                01/31/95        6,947,635           7,215,286
                02/28/95        7,258,630           7,515,659
                03/31/95        7,302,170           7,644,477
                04/30/95        7,472,713           7,814,337
                05/31/95        7,654,211           7,948,666
                06/30/95        7,898,295           8,361,043
                07/31/95        8,291,107           8,842,639
                08/31/95        8,454,664           9,025,593
                09/30/95        8,618,222           9,186,790
                10/31/95        8,281,407           8,775,957
                11/30/95        8,622,778           9,144,635
                12/31/95        8,669,760           9,385,870
                01/31/96        8,629,498           9,375,733
                02/29/96        8,817,388           9,667,975
                03/31/96        9,086,486           9,864,718
                04/30/96        9,396,789          10,392,185
                05/31/96        9,700,346          10,801,741
                06/30/96        9,635,021          10,358,221
                07/31/96        9,105,773           9,453,534
                08/31/96        9,540,028          10,002,407
                09/30/96        9,831,792          10,393,301
                10/31/96       10,021,779          10,233,140
                11/30/96       10,686,731          10,654,745
                12/31/96       11,072,978          10,934,006
                01/31/97       11,435,630          11,152,467
                02/28/97       11,483,984          10,882,020
                03/31/97       11,048,801          10,368,498
                04/30/97       11,161,626          10,397,426
                05/31/97       12,120,640          11,554,139
                06/30/97       12,717,001          12,049,350
                07/31/97       13,369,775          12,610,006
                08/31/97       13,732,427          12,898,775
                09/30/97       14,739,794          13,842,965
                10/31/97       14,489,967          13,235,259
                11/30/97       14,659,205          13,149,230
                12/31/97       14,950,861          13,379,342
                01/31/98       14,696,739          13,167,948
                02/28/98       15,620,050          14,142,376
                03/31/98       16,238,414          14,725,042
                04/30/98       16,187,590          14,806,472
                05/31/98       15,450,635          14,008,403
                06/30/98       14,976,274          14,037,820
                07/31/98       13,892,018          12,900,757
                08/31/98       11,850,569          10,395,430
                09/30/98       12,189,399          11,209,392
                10/31/98       12,672,231          11,666,735
                11/30/98       13,112,710          12,278,072
                12/31/98       13,581,889          13,038,085

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 10/1/91, the Fund's Institutional Class inception, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/1/95. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Bowne & Co., Inc.                                                          1.2%
Legal printing
--------------------------------------------------------------------------------
Michael Foods, Inc.                                                        1.2%
Retail stores
--------------------------------------------------------------------------------
Merrill Corp.                                                              1.2%
Printing services
--------------------------------------------------------------------------------
Intermet Corp.                                                             1.2%
Telecommunications equip. services
--------------------------------------------------------------------------------
Lennar Corp.                                                               1.2%
Residential communities
--------------------------------------------------------------------------------
Universal Foods                                                            1.1%
Lumber products
--------------------------------------------------------------------------------
Borg-Warner Automotive, Inc.                                               1.1%
Automotive powertrain components
--------------------------------------------------------------------------------
Claire's Stores, Inc.                                                      1.1%
Women's specialty retail stores
--------------------------------------------------------------------------------
Wausau-Mosinee Paper Corp.                                                 1.1%
Specialty papers
--------------------------------------------------------------------------------
Newport News Shipbuilding, Inc.                                            1.1%
Shipbuilder
--------------------------------------------------------------------------------
Top Ten Total                                                             11.5%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                             24.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    14.5%
--------------------------------------------------------------------------------
Capital Goods                                                             12.6%
--------------------------------------------------------------------------------
Materials & Processing                                                     7.9%
--------------------------------------------------------------------------------
Utilities                                                                  7.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                               96%
--------------------------------------------------------------------------------
Cash Equivalents                                                             4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Small Cap Value Fund Institutional Class shares returned -9.3%. It is worth noting that, for the fourth quarter of 1998, the Fund returned 11.4% for Institutional shares.

     The Fund had a difficult six months, as both value stocks and small-cap stocks underperformed. Those funds that outperformed the market had portfolios which held larger market capitalization companies, concentrated in highly priced stocks within high revenue growth sectors.

     The technology sector contributed positively to the Fund's performance during this six-month period. Technology stocks in general seemed to recover from the Asian currency crisis and benefited from a strong domestic economy as well as increased Y2K spending. One technology stock in particular that was a standout was Autodesk, a software company, which saw its stock price rise by approximately 30%. The company's sales were strong, its fundamentals were solid, its profit margin was good, and its P/E and P/B ratios were very attractive.

     Consumer cyclicals were another sector that positively affected the Fund's performance. After a difficult third quarter, this sector performed well in the fourth quarter. In particular, Fund holding Rival saw its stock double in price. This maker of appliances is a fundamentally strong company that was undervalued for some time. However, it became a takeover target in the fourth quarter, as its stock price was far lower than what the company's assets were actually worth.

     The Fund's exposure to energy-related stocks, especially oil companies, negatively affected the Fund's performance in this time period. In 1998, oil dropped to its lowest price in 12 years, which hurt the profitability of even the largest oil companies. The Fund's overweighting in basic materials also affected returns, as price competition from Asia has decreased these companies' profit margins.

     Looking ahead, the Fund manager remains committed to the low valuations and attractive growth prospects of smaller-capitalization companies. The manager believes the wide credit spread is a factor which currently favors large-cap stocks, as the cost of capital has clearly risen for small companies. But the spread is historically wide, and a stronger economy in the first half of 1999 would likely narrow it. This change should impact small company stocks more favorably.


                                     See page 42 for financial details. 19

--------------------

December 31, 1998

--------------------

PIMCO Enhanced Equity Fund

OBJECTIVE

Long-term growth of capital

PORTFOLIO

Common stocks represented in the Standard & Poor's 500 Composite Stock Price
Index

TOTAL NET ASSETS

$55 million

NUMBER OF SECURITIES IN THE PORTFOLIO

173 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Parametric Portfolio Associates

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return   For period ended 12/31/98

             Inst'l Class      Admin. Class      S&P 500  Lipper Growth and
            (Incep. 2/11/91)  (Incep. 8/21/97)   Index    Income Fund Average
--------------------------------------------------------------------------------
6 months     6.39%             6.30%             9.23%    3.08%
1 year       26.51%            26.14%            28.58%   15.59%
3 years*     26.10%            --                28.23%   21.25%
5 years*     21.82%            --                24.06%   18.35%
Inception*   17.38%            22.38%            --       --
*Annualized

Change in Value
$5,000,000 invested at the Fund's inception

[LINE GRAPH APPEARS HERE]

                                   INSTITUT

                                     PIMCO
                                  Enhanced         S&P 500
                    MONTH           Equity           Index
                                      Fund
=========================     ============   =============
                 02/28/91        5,000,000       5,000,000
                 03/31/91        5,144,566       5,121,000
                 04/30/91        5,115,155       5,133,290
                 05/31/91        5,300,523       5,355,049
                 06/30/91        5,075,075       5,109,787
                 07/31/91        5,333,939       5,347,903
                 08/31/91        5,480,005       5,474,649
                 09/30/91        5,419,564       5,383,222
                 10/31/91        5,465,540       5,455,357
                 11/30/91        5,283,355       5,235,506
                 12/31/91        5,952,777       5,834,448
                 01/31/92        5,802,938       5,725,928
                 02/29/92        5,823,246       5,800,365
                 03/31/92        5,655,707       5,687,258
                 04/30/92        5,745,137       5,854,463
                 05/31/92        5,780,821       5,883,150
                 06/30/92        5,689,062       5,795,608
                 07/31/92        5,951,493       6,032,359
                 08/31/92        5,890,137       5,908,877
                 09/30/92        6,002,622       5,978,306
                 10/31/92        6,088,490       5,998,931
                 11/30/92        6,269,695       6,203,195
                 12/31/92        6,345,501       6,279,308
                 01/31/93        6,344,518       6,331,803
                 02/28/93        6,386,122       6,418,105
                 03/31/93        6,490,130       6,553,528
                 04/30/93        6,278,351       6,395,129
                 05/31/93        6,424,602       6,566,198
                 06/30/93        6,393,262       6,585,437
                 07/31/93        6,319,865       6,558,964
                 08/31/93        6,550,824       6,807,811
                 09/30/93        6,472,088       6,755,595
                 10/31/93        6,590,333       6,895,368
                 11/30/93        6,519,411       6,829,656
                 12/31/93        6,581,173       6,912,226
                 01/31/94        6,709,580       7,147,242
                 02/28/94        6,566,472       6,953,266
                 03/31/94        6,296,768       6,650,103
                 04/30/94        6,377,723       6,735,358
                 05/31/94        6,460,694       6,845,885
                 06/30/94        6,300,283       6,678,092
                 07/31/94        6,508,397       6,897,400
                 08/31/94        6,786,534       7,180,194
                 09/30/94        6,586,276       7,004,638
                 10/31/94        6,707,298       7,162,032
                 11/30/94        6,489,129       6,901,191
                 12/31/94        6,549,132       7,003,536
                 01/31/95        6,755,489       7,185,137
                 02/28/95        6,989,421       7,465,142
                 03/31/95        7,143,473       7,685,438
                 04/30/95        7,302,946       7,911,774
                 05/31/95        7,589,561       8,228,008
                 06/30/95        7,772,994       8,419,145
                 07/31/95        8,015,780       8,698,323
                 08/31/95        8,056,089       8,720,156
                 09/30/95        8,395,839       9,088,147
                 10/31/95        8,352,166       9,055,702
                 11/30/95        8,681,857       9,453,247
                 12/31/95        8,803,247       9,635,317
                 01/31/96        9,059,190       9,963,303
                 02/29/96        9,094,903      10,055,663
                 03/31/96        9,156,282      10,152,499
                 04/30/96        9,281,710      10,302,147
                 05/31/96        9,490,758      10,567,839
                 06/30/96        9,538,857      10,608,103
                 07/31/96        9,083,198      10,139,437
                 08/31/96        9,305,032      10,353,277
                 09/30/96        9,838,632      10,935,960
                 10/31/96       10,114,426      11,237,574
                 11/30/96       10,863,864      12,087,022
                 12/31/96       10,664,922      11,847,578
                 01/31/97       11,388,613      12,587,815
                 02/28/97       11,480,027      12,868,503
                 03/31/97       10,969,634      12,165,215
                 04/30/97       11,441,938      12,891,478
                 05/31/97       12,089,451      13,676,311
                 06/30/97       12,538,901      14,289,010
                 07/31/97       13,712,042      15,425,986
                 08/31/97       12,942,644      14,561,822
                 09/30/97       13,742,514      15,359,373
                 10/31/97       13,194,032      14,846,370
                 11/30/97       13,750,131      15,533,609
                 12/31/97       13,954,567      15,800,321
                 01/31/98       14,164,608      15,975,072
                 02/28/98       15,241,065      17,127,195
                 03/31/98       16,068,100      18,004,278
                 04/30/98       16,186,248      18,185,401
                 05/31/98       15,910,569      17,872,794
                 06/30/98       16,593,201      18,598,787
                 07/31/98       16,278,140      18,400,710
                 08/31/98       13,692,016      15,740,336
                 09/30/98       14,414,031      16,748,661
                 10/31/98       15,687,401      18,110,998
                 11/30/98       16,606,329      19,208,705
                 12/31/98       17,653,581      20,315,511

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 3/1/91, the first full month following the Fund's Institutional Class inception on 2/11/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                         % of Total Investments
--------------------------------------------------------------------------------
Microsoft Corp.                                                           4.7%
Computer software manufacturer
--------------------------------------------------------------------------------
General Electric Co.                                                      3.2%
Conglomerate
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                 2.3%
Telecommunications software manufacturer
--------------------------------------------------------------------------------
AT&T Corp.                                                                1.9%
Telecommunications services
--------------------------------------------------------------------------------
Intel Corp.                                                               1.9%
Semiconductor memory circuits
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                  1.8%
Pharmaceutical production
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                         1.8%
Ethical drugs/specialty chemicals
--------------------------------------------------------------------------------
Exxon Corp.                                                               1.7%
World's leading oil company
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                     1.7%
Discount stores
--------------------------------------------------------------------------------
Coca-Cola Co.                                                             1.7%
Soft drinks
--------------------------------------------------------------------------------
Top Ten Total                                                            22.7%
--------------------------------------------------------------------------------

Top 5 Industries                                        % of Total Investments
--------------------------------------------------------------------------------
Technology                                                               18.2%
--------------------------------------------------------------------------------
Financial & Business Services                                            16.5%
--------------------------------------------------------------------------------
Consumer Discretionary                                                   12.7%
--------------------------------------------------------------------------------
Health Care                                                              11.5%
--------------------------------------------------------------------------------
Communications                                                            8.8%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                             100%
--------------------------------------------------------------------------------
Cash Equivalents                                                            0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Enhanced Equity Fund Institutional Class shares returned 6.39%.

     After a disappointing third quarter, the Fund saw sharp gains in its holdings in the fourth quarter. These gains were propelled by interest rate cuts, which drove already richly priced growth stocks higher. The Federal Reserve announced two rate cuts during the fourth quarter, easing investors' concerns and infusing capital back into the stock market. With earnings growth weakening among many sectors, investors were looking for sectors with higher earnings growth potential. This was especially true in the technology sector where computer-related companies continued to deliver earnings growth. Blockbuster merger announcements also helped drive the market upward. The pending Exxon/Mobil merger topped the list of mega-deals made this year.

     All economic sectors of the portfolio experienced losses in the third quarter, with the exception of utilities stocks. In the fourth quarter, the strongest performances for the Fund came from the retail, technology and consumer services sectors. Both the retail and consumer services sectors benefited from the strong domestic economy.

     Sectors that did not fare so well in the fourth quarter included raw materials and energy. Raw materials are still feeling the effects of Asia's deflationary price pressures, while stocks of energy companies were hurt by the 12-year low in oil prices.

     The Fund also benefited from its technology holdings in the fourth quarter, a market where investors continued to purchase growth stocks despite their high prices. Quantitative stock selection was highly successful in this sector, with technology picks responsible for close to half of the outperformance for the quarter.

     The Fund's financial services holdings contributed to the Fund's performance in the fourth quarter - but this sector did not fully recover from its third quarter collapse, triggered by perceptions of a global financial meltdown. Even with strong returns for the fourth quarter, top-performing Chase Manhattan and Morgan Stanley Dean Witter still finished the year below their July 17th highs.


20                                          See page 44 for financial details.

---------------------

December 31, 1998

---------------------

PIMCO Structured Emerging Markets Fund

OBJECTIVE

Long-term growth of capital

PORTFOLIO

Common stocks of companies located in emerging market countries

TOTAL NET ASSETS

$33 million

NUMBER OF SECURITIES IN THE PORTFOLIO

371 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Parametric Portfolio Associates

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return   For period ended 12/31/98

            Inst'l Class        IFC Investable       Lipper Emerging Mkts.
           (Incep. 6/30/98)     Composite Index      Fund Average
---------------------------------------------------------------------------
6 months    -7.04%              -7.57%               -13.45%
Inception   -7.04%              --                   --

Past performance is not an indication of future results. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top Holdings in                                                       % of Total
Selected Countries                                                   Investments
--------------------------------------------------------------------------------
Indonesia/PT Astra International, Inc.                                    1.0%
--------------------------------------------------------------------------------
Taiwan/Taiwan Fund, Inc.                                                  1.0%
--------------------------------------------------------------------------------
Taiwan/R.O.C. Taiwan Fund                                                 1.0%
--------------------------------------------------------------------------------
Baltic Nations/Baltic Fund 'A'                                            1.0%
--------------------------------------------------------------------------------
Peru/Telefonica del Peru SA 'B'                                           1.0%
--------------------------------------------------------------------------------
Turkey/Migros Turk TAS                                                    0.9%
--------------------------------------------------------------------------------
South Korea/Daewoo Securities                                             0.8%
--------------------------------------------------------------------------------
South Korea/Samsung Electronics                                           0.8%
--------------------------------------------------------------------------------
Philippines/San Miguel Corp. 'B'                                          0.8%
--------------------------------------------------------------------------------
South Korea/Hanwha Chem. Corp.                                            0.8%
--------------------------------------------------------------------------------
Top Ten Total                                                             9.1%
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
South Korea                                                               6.8%
--------------------------------------------------------------------------------
Mexico                                                                    5.0%
--------------------------------------------------------------------------------
Greece                                                                    4.9%
--------------------------------------------------------------------------------
Hungary                                                                   4.9%
--------------------------------------------------------------------------------
Poland                                                                    4.5%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Stock:   Asia                                                              45%
--------------------------------------------------------------------------------
         Latin America                                                     24%
--------------------------------------------------------------------------------
         Africa                                                            16%
--------------------------------------------------------------------------------
         Eastern Europe                                                    15%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                             100%
--------------------------------------------------------------------------------
Cash Equivalents                                                            0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Structured Emerging Markets Fund Institutional Class shares returned -7.0% for the six months ended December 31, 1998.

Emerging markets rebounded strongly in the fourth quarter as the pall of pessimism, which covered the world equity markets in the summer, began to lift. Several key events were instrumental in reducing the fears of a global market meltdown. In particular, three cuts in Fed Funds rates by the U.S., and the accompanying central bank cuts in Europe, sent a clear signal that developed markets, even those with strong current growth, were vigilant enough to prevent a worldwide credit crunch. In addition, the U.S.'s $18 billion funding of the IMF in October, and the G-7 policy statement of backing countries like Brazil, confirmed that developed country governments would take action toward containment. Finally, a strengthening of the yen allowed the Asian emerging countries to further lower interest rates and boost their economies. This helped propel the emerging Asian stock markets, the first markets to be hit by last year's crisis, by more than 40% in the fourth quarter.

So, despite a difficult third quarter, the Fund's fourth quarter performance was strong. It was driven by outstanding returns in emerging Asia and Europe. These two regions rebounded significantly from the depth of the summer crisis, and the Fund had a higher weight in these two regions than the benchmark. This relative outperformance, however, was offset by the Fund's higher exposure in Africa (ex-South Africa). African markets such as Morocco, which had significantly outperformed the average emerging market during the crisis, did not share in the rebound as strongly as those markets that had been depressed.

The Fund took advantage of the upswing in many markets by taking profits in countries like Indonesia and Greece where exposures had significantly exceeded our targets. Proceeds were invested in many markets, including Hungary and Mexico, which had fallen below our initial target weights.

Overall, the Fund showed good protection during the crisis and reacted well in the ensuing rebound in the fourth quarter. Much of this was due to the Fund's strategy of disciplined investing within its broad and balanced structure.

Looking ahead, the manager is optimistic about the Fund's future performance. According to the World Bank, the emerging economies grew only 2.0% in 1998 with predictions for only a slight recovery in 1999. However, despite the long-term economic effects of this and last year's crises, the World Bank predicts a healthy 5.2% annual growth in the developing economies from 2001 to 2007. This growth rate, nearly twice that of the developed economies, further underlines the long-term resiliency and potential of the emerging market economies. While there will undoubtedly be periods of volatility in the emerging markets produced by events in such places as Brazil, the long-term argument for investing in emerging markets remains intact.


                                        See page 46 for financial details. 21

--------------------

December 31, 1998

--------------------

PIMCO Tax-Efficient Structured Emerging Markets Fund

OBJECTIVE

Maximum after-tax growth of capital

PORTFOLIO

Common stocks of emerging market countries

TOTAL NET ASSETS

$46 million

NUMBER OF SECURITIES IN THE PORTFOLIO

360 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Parametric Portfolio Associates

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return   For period ended 12/31/98

             Inst'l Class        IFC Investable     Lipper Emerging Mkts.
            (Incep. 6/30/98)     Composite Index    Fund Average
6 months     -5.37%              -7.57%             -13.45%
Inception    -5.37%              --                 --

Past performance is not an indication of future results. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
South Korea/Daewoo Securities                                            1.1%
--------------------------------------------------------------------------------
Indonesia/PT Astra International                                         0.9%
--------------------------------------------------------------------------------
Taiwan/Taiwan Fund, Inc.                                                 0.9%
--------------------------------------------------------------------------------
Taiwan/R.O.C. Taiwan Fund                                                0.9%
--------------------------------------------------------------------------------
South Korea/Samsung Electronics                                          0.9%
--------------------------------------------------------------------------------
South Korea/Hanwha Chemical Corp.                                        0.8%
--------------------------------------------------------------------------------
Greece/Attica Enterprises S.A.                                           0.8%
--------------------------------------------------------------------------------
Turkey/Migros Turk TAS                                                   0.8%
--------------------------------------------------------------------------------
Peru/Telefonica del Peru SA 'B'                                          0.7%
--------------------------------------------------------------------------------
Indonesia/PT Indah Kiat                                                  0.7%
Pulp & Paper Corp.
--------------------------------------------------------------------------------
Top Ten Total                                                            8.5%
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
South Korea                                                              7.0%
--------------------------------------------------------------------------------
Greece                                                                   4.8%
--------------------------------------------------------------------------------
Malaysia                                                                 4.8%
--------------------------------------------------------------------------------
Hungary                                                                  4.7%
--------------------------------------------------------------------------------
Mexico                                                                   4.6%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Stock:   Asia                                                             45%
--------------------------------------------------------------------------------
         Latin America                                                    23%
--------------------------------------------------------------------------------
         Africa                                                           15%
--------------------------------------------------------------------------------
         Eastern Europe                                                   15%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                             98%
--------------------------------------------------------------------------------
Cash Equivalents                                                           2%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Tax-Efficient Structured Emerging Markets Fund Institutional Class shares returned -5.4%.

     The emerging markets rebounded strongly in the fourth quarter as the pall of pessimism, which covered the world equity markets in the summer, began to lift. Several key events were instrumental in reducing the fears of a global market meltdown. In particular, three cuts in the Fed Funds rate by the U.S., and the accompanying central bank cuts in Europe, sent a clear signal that developed markets, even those with strong current growth, were vigilant enough to prevent a worldwide credit crunch. In addition, the U.S.'s $18 billion funding of the IMF in October, and the G-7 policy statement of backing countries like Brazil, confirmed that developed country governments would take action toward containment. Finally, a strengthening of the yen allowed the Asian emerging countries to further lower interest rates to boost their economies. This helped propel the emerging Asian stock markets, the first markets to be hit by last year's crisis, by more than 40% in the fourth quarter.

     So, despite a difficult third quarter, the Fund's fourth quarter performance was strong. It was driven by outstanding returns in emerging Asia and Europe. These two regions rebounded significantly from the depth of the summer crisis, and the Fund had a higher weight in these two regions than the benchmark. Early third quarter cash flows into the Fund allowed us to bring these regions up to their target weights prior to their run-up in the fourth quarter.

     The Fund continued to take the opportunity to harvest losses in certain countries by swapping out of positions held with losses and investing the proceeds into similar securities in the same country. In Indonesia, where the market rose over 100% from September to October, the Fund sold some of its holdings to pare back its exposure. However, the Fund was able to complete this transaction by selling only tax lots with unrealized losses. The Fund begins 1999 with a reserve of over $8 million in realized losses to offset against future realized gains, equivalent to 18% of the portfolio.

     Overall, the Fund showed good protection during the crisis and reacted well in the ensuing rebound in the fourth quarter. Much of this was due to the Fund's strategy of disciplined investing within its broad and balanced structure.

     Looking ahead, the manager is optimistic about the Fund's future performance. According to the World Bank, the emerging economies grew only 2.0% in 1998 with predictions for only a slight recovery in 1999. However, despite the long-term economic effects of this and last year's crises, the World Bank predicts a healthy 5.2% annual growth in the developing economies from 2001 to 2007. This growth rate, nearly twice that of the developed economies, further underlines the long-term resiliency and potential of the emerging market economies. While there will undoubtedly be periods of volatility in the emerging markets produced by events in such places as Brazil, the long-term argument for investing in emerging markets remains intact.


22                                           See page 50 for financial details.

-------------------

December 31, 1998

-------------------

PIMCO Tax-Efficient Equity Fund

OBJECTIVE

Maximum after-tax growth of capital

PORTFOLIO

Broadly diversified portfolio of at least 250 common stocks of companies with larger market capitalizatons

TOTAL NET ASSETS

$13 million

NUMBER OF SECURITIES IN THE PORTFOLIO

262 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Parametric Portfolio Associates

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Total Return   For period ended 12/31/98

               Admin. Class          S&P 500      Lipper Growth & Income
              (Incep. 9/30/98)       Index        Fund Average
--------------------------------------------------------------------------------
Inception      21.79%                --           --

Past performance is not an indication of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
Microsoft Corp.                                                        3.4%
Computer software
--------------------------------------------------------------------------------
General Electric Co.                                                   2.8%
Conglomerate
--------------------------------------------------------------------------------
Intel Corp.                                                            2.2%
Semiconductor memory chips
--------------------------------------------------------------------------------
Exxon Corp.                                                            1.9%
Oil
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                  1.7%
Discount stores
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                               1.6%
Pharmaceutical/medical products
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                    1.6%
Computer networks manufacturer
--------------------------------------------------------------------------------
International Business Machines Corp.                                  1.5%
Business machines manufacturer
--------------------------------------------------------------------------------
Bell Atlantic Corp.                                                    1.4%
Telecommunications services
--------------------------------------------------------------------------------
Philip Morris Co., Inc.                                                1.4%
Cigarettes/food/brewing
--------------------------------------------------------------------------------
Top Ten Total                                                         19.5%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                            16.3%
--------------------------------------------------------------------------------
Financial & Business Services                                         14.8%
--------------------------------------------------------------------------------
Consumer Discretionary                                                12.1%
--------------------------------------------------------------------------------
Health Care                                                           11.6%
--------------------------------------------------------------------------------
Capital Goods                                                          7.9%
--------------------------------------------------------------------------------
Communications                                                         7.9%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                           95%
--------------------------------------------------------------------------------
Cash Equivalents                                                         5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the period since inception through December 31, 1998, the Tax-Efficient Equity Fund posted a return of 21.8% for its Administrative Class shares. This return outperformed the 21.3% of the S&P 500 Index and the 17.8% of the Lipper Growth & Income Fund Average.

     PIMCO Tax-Efficient Equity Fund was started on September 30, 1998. The Fund is an actively managed stock fund seeking low tax exposure without compromising return potential. Its manager uses an innovative investment process featuring quantitative stock selection and active tax management.

     Technology was a strong performer for the Fund in the fourth quarter. The Fund's quantitative stock selection was highly successful in this sector. Lucent Technologies in particular was a strong performer for the Fund this period. The company continues to thrive outside of AT&T's shadow, building innovative new products and winning new contracts. In fact, its performance was so strong this year that it surpassed its old parent AT&T in market capitalization.

     The Fund's retail stocks performed well, aided by the strength of consumer spending that was driven by a strong economy. One of the strongest performers in this sector was Gap, Inc., which saw strong sales in all three of its retail chains: The Gap, Banana Republic and Old Navy.

     The Fund's financial services holdings were a mixed bag for the portfolio this year. While the financial stocks' performance strongly contributed to the Fund's performance in the fourth quarter, it was a poor performer in the third quarter. In fact, this sector did not fully recover from its third quarter collapse, triggered by perceptions of a global financial meltdown. Even with returns greater than 65% for the fourth quarter, top-performing holdings Chase Manhattan and Morgan Stanley Dean Witter still finished the year below their July 17th highs.

     The Fund's energy holdings continued to disappoint due to the plunge in oil prices during 1998, reaching a 12-year low. However, quantitative stock selection was successful in domestic petroleum stocks, which contributed to the Fund's performance.

     Looking ahead, the manager believes corporate profits will decrease but remain in positive territory in 1999. The manager is confident that the Fund is well-positioned to maximize its earnings in a slowing growth environment.


                                          See page 54 for financial details. 23

------------------

December 31, 1998

-------------------

PIMCO Balanced Fund

OBJECTIVE

Total return consistent with prudent investment management

PORTFOLIO

Primarily common stocks, fixed income securities and money market instruments

TOTAL NET ASSETS

$71 million

NUMBER OF SECURITIES IN THE PORTFOLIO

199 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGERS

Cadence Capital Management, NFJ Investment Group and Pacific Investment Management Company

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return   For period ended 12/31/98

                                              60% S&P 500 Index     Lipper
            Inst'l Class     Lipper Balanced  and 40% Lehman Bros.  Balanced
           (Incep. 6/25/92)  Index            Aggregate Bond Index  Fund Average
--------------------------------------------------------------------------------
6 months    3.17%            5.05%            7.92%                 4.19%
1 year      12.23%           15.03%           20.99%                13.52%
3 years*    15.68%           15.97%           19.80%                15.80%
5 years*    14.25%           13.80%           17.32%                13.84%
Inception*  13.43%           --               --                    --
*Annualized

Change in Value
$5,000,000 invested at the Fund's inception


                                   INSTITUT

                                       PIMCO
                                    Balanced         Lipper    60% S&P 500 Index
                    MONTH               Fund       Balanced  and 40% Lehman Bros
                                                                  Aggregate Bond
                                                                           Index
=========================     ==================================================
               06/30/92            5,000,000      5,000,000           5,000,000
               07/31/92            5,193,158      5,146,799           5,163,355
               08/31/92            5,183,200      5,098,831           5,120,861
               09/30/92            5,267,844      5,157,571           5,181,243
               10/31/92            5,284,484      5,158,034           5,164,491
               11/30/92            5,375,770      5,275,740           5,270,468
               12/31/92            5,452,066      5,351,289           5,342,793
               01/31/93            5,495,132      5,422,836           5,410,574
               02/28/93            5,561,584      5,489,808           5,492,707
               03/31/93            5,612,702      5,603,117           5,571,400
               04/30/93            5,540,308      5,560,253           5,506,122
               05/31/93            5,607,307      5,657,725           5,597,299
               06/30/93            5,638,230      5,717,697           5,647,716
               07/31/93            5,613,394      5,740,796           5,646,870
               08/31/93            5,779,717      5,914,283           5,815,007
               09/30/93            5,753,729      5,926,998           5,794,635
               10/31/93            5,816,510      5,987,929           5,875,231
               11/30/93            5,757,487      5,892,002           5,821,644
               12/31/93            5,799,077      5,990,869           5,876,495
               01/31/94            5,893,306      6,147,830           6,028,113
               02/28/94            5,789,146      6,027,149           5,888,059
               03/31/94            5,591,788      5,808,122           5,675,961
               04/30/94            5,634,149      5,821,074           5,701,492
               05/31/94            5,661,767      5,865,837           5,757,308
               06/30/94            5,573,389      5,764,008           5,667,552
               07/31/94            5,725,776      5,894,215           5,824,256
               08/31/94            5,876,161      6,041,690           5,970,424
               09/30/94            5,753,625      5,932,697           5,847,688
               10/31/94            5,819,956      5,951,148           5,924,442
               11/30/94            5,696,247      5,812,427           5,789,718
               12/31/94            5,744,038      5,868,285           5,857,227
               01/31/95            5,890,519      5,941,227           5,994,720
               02/28/95            6,060,930      6,114,353           6,191,901
               03/31/95            6,151,815      6,222,455           6,316,730
               04/30/95            6,264,701      6,339,126           6,463,641
               05/31/95            6,488,235      6,541,979           6,718,702
               06/30/95            6,585,673      6,657,903           6,832,050
               07/31/95            6,678,606      6,798,651           6,961,877
               08/31/95            6,748,055      6,851,680           7,005,970
               09/30/95            6,927,463      7,015,299           7,210,625
               10/31/95            6,951,677      6,997,550           7,232,688
               11/30/95            7,162,157      7,215,033           7,466,550
               12/31/95            7,292,520      7,328,598           7,594,747
               01/31/96            7,433,500      7,460,880           7,770,035
               02/29/96            7,369,418      7,464,461           7,759,228
               03/31/96            7,371,821      7,492,602           7,782,486
               04/30/96            7,410,586      7,542,247           7,833,808
               05/31/96            7,513,959      7,619,352           7,948,665
               06/30/96            7,582,005      7,644,512           8,009,534
               07/31/96            7,373,565      7,447,742           7,805,984
               08/31/96            7,419,161      7,565,252           7,899,528
               09/30/96            7,690,524      7,845,097           8,221,345
               10/31/96            7,881,144      8,011,492           8,430,238
               11/30/96            8,328,115      8,384,828           8,870,342
               12/31/96            8,249,779      8,281,695           8,731,919
               01/31/97            8,509,553      8,535,115           9,069,956
               02/28/97            8,525,297      8,566,695           9,121,646
               03/31/97            8,308,693      8,317,404           8,856,329
               04/30/97            8,538,609      8,567,758           9,226,592
               05/31/97            8,895,376      8,918,179           9,598,509
               06/30/97            9,126,126      9,204,453           9,902,088
               07/31/97            9,717,486      9,728,186          10,481,645
               08/31/97            9,509,711      9,419,803          10,093,573
               09/30/97            9,903,777      9,795,653          10,484,813
               10/31/97            9,726,780      9,617,371          10,335,540
               11/30/97            9,887,686      9,793,369          10,641,636
               12/31/97           10,058,979      9,938,310          10,794,124
               01/31/98           10,085,684     10,007,878          10,921,185
               02/28/98           10,486,263     10,405,192          11,390,281
               03/31/98           10,809,467     10,723,589          11,756,120
               04/30/98           10,782,622     10,797,582          11,851,625
               05/31/98           10,755,778     10,688,527          11,774,356
               06/30/98           10,943,031     10,881,989          12,101,263
               07/31/98           10,690,846     10,754,670          12,034,233
               08/31/98            9,736,145      9,827,617          11,068,627
               09/30/98           10,169,292     10,252,170          11,597,735
               10/31/98           10,559,372     10,635,601          12,139,222
               11/30/98           10,967,595     11,024,864          12,608,235
               12/31/98           11,289,520     11,431,683          13,059,290

Past performance is not an indication of future results. The line graph above assumes the investment of $5,000,000 on 7/1/92, the first full month following the Fund's Institutional Class inception on 6/25/92, compared to a static 60/40 blend of the Standard and Poor's 500 Index and the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Fund Average, each an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 5 Holdings                                        % of Total Investments
--------------------------------------------------------------------------------
Government National                                                     5.2%
Mortgage Assn., 6.50%
--------------------------------------------------------------------------------
U.S. Treasury Bond, 8.875%                                              4.0%
--------------------------------------------------------------------------------
Federal Home Loan                                                       3.8%
Mortgage Corp., 6.50%
--------------------------------------------------------------------------------
Federal National                                                        3.5%
Mortgage Assn., 8.50%
--------------------------------------------------------------------------------
New England Educational                                                 2.4%
Loan Marketing, 5.86%
--------------------------------------------------------------------------------
Top Five Total                                                         18.9%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                          55.2%
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                             24.1%
--------------------------------------------------------------------------------
Corporate Bonds & Notes                                                 7.4%
--------------------------------------------------------------------------------
U.S. Treasury Obligations                                               5.9%
--------------------------------------------------------------------------------
Short-Term Instruments                                                  5.7%
--------------------------------------------------------------------------------
Other                                                                   1.7%
--------------------------------------------------------------------------------

Bond Analysis
--------------------------------------------------------------------------------
Average Quality                                                          AA+
--------------------------------------------------------------------------------
Duration                                                           5.8 years
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Balanced Fund's Institutional Class shares posted a return of 3.2% for the six-month period ended December 31, 1998.

     At the end of this six-month period, the Fund's assets were allocated approximately 55% to stocks and 45% to bonds. This allocation has remained basically unchanged throughout the year, as the managers believed this split provided shareholders with sufficient exposure to opportunities in both markets, while maintaining the Fund's "prudent" investment style.

     With regard to stocks, the financial services sector contributed to the Fund's performance. In particular, Chase Manhattan saw its stock price increase significantly during the year, as it avoided the market declines and trading losses that plagued other banking companies. Chase benefited from a surge in lending, profits in currency trading, and falling interest rates. Strong consumer and investment banking businesses, along with reduced emerging markets trading, also helped the second-largest U.S. bank. Chase displayed confidence in its own future by announcing a stock buyback of approximately $3 billion.

     The consumer cyclical sector also contributed to the Fund's performance this period. The strong domestic economy and low interest rates drove increased consumer spending in the fourth quarter. A particularly strong performer for the Fund this period was Tyco International, a diversified manufacturer of home security and fire protection services. Tyco recently purchased ADT, one of the best-known home security companies, which increases its presence in this industry. The company is currently involved in the purchase of AMP, an electronic connector manufacturer, which helped its stock rise. Tyco is continuing to provide shareholders with earnings surprises and top-line growth.

     The stock portion of the portfolio in general suffered from investors attraction to large-cap, high-valuation growth stocks at the expense of lower valuation issues. Many of the equity holdings in the Fund that had strong fundamentals and low valuations were shunned by investors, and their stock prices did not appreciate as much as large-cap growth offerings.

     As for the bond portion of the portfolio, the Treasury market benefited from continued global turmoil. The economic problems that began in 1997 in Asia spread to Russia last summer and have, more recently, affected Latin America, particularly Brazil. Unsuccessful action by the International Monetary Fund further unsettled investor confidence. Global uncertainty contributed to a massive flight to quality, as investors around the world sought relative safety in U.S. Treasuries. Corporate bonds also performed well, as a result of the strong domestic economy and low interest rates, despite a difficult third quarter.

     Concerns about overvaluations and global economic problems make the future of the market seem uncertain, which means this is an ideal time to hold a more diversified portfolio. The Fund's managers currently have no plans to make major adjustments to the allocation or to sector investments at this time.


24                                            See page 57 for financial details.

Schedule of Investments

Emerging Markets Fund
December 31, 1998 (Unaudited)

                                                                                       Value
                                                              Shares                  (000s)
--------------------------------------------------------------------------------------------
COMMON STOCKS 99.6%
--------------------------------------------------------------------------------------------
Argentina 6.1%
YPF Sociedad Anonima SP - ADR                                 15,250             $       426
Telefonica de Argentina SP - ADR                               9,733                     272
Compania Naviera Perez Co. SP - ADR                           17,912                     152
Astra Cia Argentina de Petro SA                               72,050                      85
Banco de Galicia y Buenos Aires SA de CV "B"                  15,989                      70
Banco Frances SA                                               9,820                      70
Siderca SA "A"                                                53,416                      61
Transportadora de Gas del Sur SA                              23,900                      48
Inversiones Y Representaciones SA - GDR                        1,329                      37
Molinos Rio de la Plata SA                                     6,276                      15
Renault Argentina                                             11,160                      14
                                                                                 -----------
                                                                                       1,250
Brazil 10.1%
Telecomunicacoes Brasileiras SA SP - ADR                       7,060                     513
Centrais Electricas Brasileiras SA "B"                        14,120                     271
Cia Vale De Rio                                               15,262                     196
Petroleo Brasileiro SA                                         1,608                     182
Banco Itau SA                                                    344                     168
Banco Bradesco SA                                             22,292                     124
Companhia Siderurgica Nacional                                 5,511                     123
Companhia Energetica de Minas Gerais                           5,263                     100
Telecomunicacoes Brasileiras SA (b)                            1,938                      87
Souza Cruz SA                                                 12,400                      80
Companhia Cervejaria Brahma                                      155                      68
Usimas Siderurgicas Minas Gerais SA PR                        23,519                      53
Aracruz Celulose SA "B"                                       60,600                      45
Companhia Paulista de Forca e Luz                                552                      40
BCO Brazil Rights (b)                                            924                       1
Companhia Vale do Rio Doce - Bonus Shares                     29,662                       0
                                                                                 -----------
                                                                                       2,051
Chile 8.6%
Enersis SA SP - ADR                                           15,400                     398
Compania de Telecomunicaciones
        de Chile SA SP - ADR                                  15,751                     326
Empresa Nacional de Electricidad SA SP - ADR                  26,350                     300
Banco Santander Chile SP - ADR                                16,300                     238
Gener SA SP - ADR                                              9,428                     151
Sociedad Quimica y Minera de Chile SA SP - ADR                 3,330                     112
Compania Cervecerias Unidas SA SP - ADR                        4,200                      81
Maderas y Sinteticos SA SP - ADR                              11,190                      71
Madeco SA SP - ADR                                             8,057                      67
                                                                                 -----------
                                                                                       1,744
Hungary 8.7%
Magyar Tavkozlesi Rights                                     132,800                     759
MOL Magyar Olaj-es Gazipari Rights                            15,500                     425
OTP Bank Rights                                                5,240                     262
Gedeon Richter Rights                                          4,625                     197
Pick Szeged Rights                                             1,500                      64
Danubius Hotel and Spa Rights                                  2,500                      52
Graboplast Rights                                              1,300                      10
                                                                                 -----------
                                                                                       1,769
India 3.7%
Videsh Sanchar Nigam Limited SP - ADR (b)                      9,000                     110
Mahanagar Telephone Nigam Limited                              8,700                     106
Tata Engineering and
        Locomotive Co. Limited SP - GDR                       20,624                      82
State Bank of India - GDR                                      9,300                      77
Hindalco Industries Limited SP - GDR                           6,310                      74
Reliance Industries SP - GDR                                  12,500                      71
Bajaj Auto Limited SP - GDR                                    3,500                      55
BSES Limited SP - GDR                                          2,700                      34
Gujarat Ambuja SP - GDR                                        5,000                      33
Larsen & Tourbro Limited - GDR                                 4,180                      32
Indian Hotels Co. SP - GDR                                     3,530                      31
Indian Rayon & Industries Limited SP - GDR                     8,225                      21
EIH Limited                                                    3,380                      19
                                                                                 -----------
                                                                                         745

Israel 8.2%
Teva Pharmaceutical Industries Limited                         5,800                     237
ECI Telecommunications Limited                                 6,200                     221
Bank Hapoalim Limited                                        104,400                     189
Koor Industries Limited                                        1,880                     164
Bezek Israeli Telecommunication Corp. Limited                 45,100                     141
Formula Systems Limited (b)                                    5,100                     126
Israel Chemicals Limited                                     125,000                     124
Supersol Limited                                              49,400                     123
Blue Square Chain Investments
        and Properties Limited (b)                             8,000                      96
Bank Leumi Le-Israel                                          67,000                      95
Elite Industries Limited                                       3,100                      95
Agis Industries Limited                                        9,200                      49
                                                                                 -----------
                                                                                       1,660
Mexico 10.5%
Telefonos de Mexico SP - ADR                                  13,050                     635
Grupo Modelo SA de CV 'C'                                     98,800                     203
Cifra SA de CV "V"                                           150,137                     182
Empresas La Moderna SA de CV (b)                              23,100                     136
Grupo Carso SA de CV "A1"                                     32,000                     109
Kimberly-Clark de Mexico SA de CV "A"                         32,800                     103
Grupo Mexico SA "B"                                           42,310                     100
Grupo Industrial Bimbo SA de CV "A"                           55,464                      98
Alfa SA de CV "A"                                             34,100                      96
Industrias Penoles SA "CP"                                    30,000                      90
Formento Economico Mexicano SP - ADR                           3,100                      83
Grupo Televisa SA SP - GDR (b)                                 3,240                      80
Grupo Financiero Banamex Accival "L" (b)                      63,707                      73
Cemex SA de CV "CPO"                                          29,223                      62
Desc SA de CV "B"                                             71,000                      59
TV Azteca SA de CV SP - ADR                                    4,000                      27
                                                                                 -----------
                                                                                       2,136
Peru 4.1%
Telefonica del Peru SA "B"                                   316,238                     398
Credicorp Limited                                             16,816                     151
Cerveceria Backus & Johnston SA "T"                          256,283                      84
Compania de Minas Buenaventura SA "A"                         10,947                      66
Banco Wiese SP - ADR                                          25,200                      47
Luz del Sur Servicios SA "B"                                  64,100                      41
Ferreyros SA                                                  21,738                      20
Cementos Lima SA                                              12,643                      15
Compania de Minas Buenaventura SA "B"                          1,574                       9
Southern Peru Limited "T"                                      2,200                       7
Minsur SA                                                      3,867                       6
                                                                                 -----------
                                                                                         844
Philippines 1.8%
Philippine Long Distance Telephone Co.                         3,200                      82
SM Prime Holdings, Inc.                                      324,400                      62
Metro Bank Trust Co.                                           8,500                      61
San Miguel Corp. "B"                                          29,700                      57
Manila Electric Co. "B"                                       14,100                      45
Petron Corp.                                                 363,000                      40
Ayala Land, Inc.                                              96,100                      27
                                                                                 -----------
                                                                                         374
Poland 10.1%
Elektrim Spolka Akcyjna SA                                    37,531                     406
Telekomunikacja Polska                                        57,000                     291
Bank Slaski SA W Katowicach                                    4,880                     253
Bank Rozwoju Eksportu SA                                       8,915                     206
Wielkopolski Bank Kredytowy SA                                31,498                     198
Bank Handlowy W. Warszawie                                    12,970                     160
Big Bank Gdanski SA                                          153,600                     138
Polifarb-Cieszyn-Wroclaw SA                                   40,056                      95
Bank Przemyslowo-Handlow SA                                    1,500                      89
Softbank SA                                                    2,840                      74
Debica SA                                                      3,980                      59
Amica Wronki SA (b)                                            8,800                      39
Stomil Olsztyn SA                                              7,600                      39
Agros Holding SA                                               2,300                       8
                                                                                 -----------
                                                                                       2,055

                                                       See accompanying notes 25

Emerging Markets Fund
December 31, 1998 (Unaudited)

                                                                                          Value
                                                             Shares                      (000s)
-----------------------------------------------------------------------------------------------
Portugal 5.6%
Portugal Telecom SA                                           5,040                 $       230
EDP-Electricidade de Portugal SA                             10,100                         222
BPI-SGPS SA                                                   3,000                         102
Banco Comercial Portugues SA "R"                              3,170                          97
Banco Espirito Santo e Comercial de Lisboa SA                 3,116                          97
Cimpor-Cimentos de Portugal SGPS SA                           2,855                          91
Jeronimo Martins - SGPS SA                                    1,465                          80
Sonae Investimentos-Sociedade Gestora de                      1,530                          74
        Participacoes Sociais SA
Companhia de Seguros Mundial Confianca SA (b)                 2,000                          64
Brisa-Auto Estradas de Portugal SA                              900                          53
Investec-Consultoria Internacional SA (b)                     1,200                          41
                                                                                    -----------
                                                                                          1,151
South Africa 6.3%
Rembrandt Group Limited                                      26,940                         165
South African Breweries Limited                               8,990                         151
De Beers Centenary                                           11,620                         148
Liberty Life Association of Africa Limited                    9,550                         131
Nedcor Limited - GDR                                          7,210                         126
Anglo American Platinum Corp. Limited                         5,800                          79
Barlow Limited                                               19,170                          74
Nasionale Pers Beperk Limited                                18,600                          73
FirstRand Limited                                            53,400                          58
Sasol Limited                                                15,000                          57
Anglo American Gold Investment Co. Limited                    1,440                          56
ABSA Group Limited                                           11,480                          54
Smith C.G. Limited                                           22,430                          51
Driefontein Consolidated Limited                              9,400                          38
Woolworth SP - GDR (b)                                        5,300                          24
                                                                                    -----------
                                                                                          1,285
South Korea 3.7%
Korea Electric Power Corp.                                   10,800                         268
Korea Fund, Inc. (b)                                         17,100                         158
Samsung Electronics                                           2,000                         134
Samsung Display Devices Co.                                   1,400                          69
L.G. Chemical Limited                                         4,500                          49
Hyundai Motor Co. Limited                                     2,300                          41
Shinsegae Department Store Co.                                1,700                          37
                                                                                    -----------
                                                                                            756
Turkey 8.9%
Turkiye Is Bankasi "C"                                    1,708,750                         444
Turkiye Garanti Bankasi AS                                  833,625                         206
Migros Turk TAS                                              17,740                         177
Yapi ve Kredi Bankasi AS                                  1,529,304                         177
Arcelik AS                                                  404,950                         117
Ege Biracilik ve Malt Sanayii AS                            126,500                          98
Aygaz AS                                                    146,000                          97
Akbank TAS                                                  452,568                          92
Cukurova Elektrik AS                                          8,000                          86
Brisa Bridgestone Sabanci Lastik San. ve Tic AS             372,700                          84
Haci Omer Sabanci Holding AS                                483,050                          74
Adana Cimento Sanayii "A"                                   377,046                          69
Eregli Demir Ve Celik Fabrikalari TAS                       146,900                          61
Netas Northern Electric Telekomunikasyon AS                 188,760                          35
                                                                                    -----------
                                                                                          1,817
Venezuela 3.2%
Compania Anonima Nacional
        Telefonos de Venezuela SP-ADR                        16,500                         294
La Electricidad de Caracas                                  348,153                         150
Banco Provincial SA                                          77,385                          84
Corporacion Venezolana de Cementos                           94,550                          60
Siderurgica Venezolana Sivensa "A"                          474,483                          31
Mavesa SA SP - ADR                                            8,150                          31
                                                                                    -----------
                                                                                            650
                                                                                    -----------
Total Common Stocks                                                                      20,287
(Cost $25,671)                                                                      -----------


Total Investments (a) 99.6%                                                         $    20,287
(Cost $25,673)

Other Assets and Liabilities (Net) 0.4%                                                      86
                                                                                    -----------

Net Assets 100.0%                                                                   $    20,373
                                                                                    -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                                                       $    1,861

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                                           (7,247)
                                                                                    -----------

Unrealized depreciation-net                                                          $   (5,386)
                                                                                    -----------
(b) Non-income producing security.

26 See accompanying notes

Schedule of Investments

International Developed Fund
December 31, 1998 (Unaudited)

                                                                                        Value
                                                           Shares                      (000s)
----------------------------------------------------------------------------------------------
COMMON STOCKS 94.5%
----------------------------------------------------------------------------------------------
Australia 2.6%
National Australia Bank Limited                            38,800                $       584
Westpac Banking Corp.                                      70,497                        471
Broken Hill Property Co.                                   48,810                        359
Telstra Corp. Limited (b)                                  73,900                        345
Lend Lease Corp. Limited                                   25,496                        343
News Corp. Limited                                         51,384                        339
Southcorp Limited                                          74,400                        237
Amcor Limited "A"                                          50,756                        216
Leighton Holdings Limited                                  40,854                        175
Tabcorp Holdings Limited                                   28,051                        172
Comalco Limited                                            27,009                        103
Pasminco Limited                                           89,073                         68
                                                                                 -----------
                                                                                       3,412
Finland 4.9%
Nokia OYJ "A"                                              36,820                      4,478
Werner Soderstrom Osakey "B"                                7,450                        473
UPM-Kymmene Corp.                                          11,723                        326
Metsa Serla "B"                                            24,340                        198
Rautaruukki OY                                             30,600                        197
Viking Line AB                                              4,000                        192
Hartwall OY AB                                             11,620                        188
Yit-Yhtyma OY                                              18,580                        160
Okobank "A"                                                 6,914                        126
Fortum Corp. (b)                                           11,500                         70
Sonera Group OYJ (b)                                        1,000                         18
Rauma Group OY                                                400                          6
                                                                                 -----------
                                                                                       6,432
France 14.8%
France Telecom SA                                          27,936                      2,220
Carrefour SA                                                2,270                      1,714
Suez Lyonnaise des Eaux                                     8,250                      1,694
Banque National de Paris                                   20,000                      1,647
Elf Aquitaine SA                                           12,733                      1,472
Total SA                                                   14,431                      1,461
Groupe Danone                                               4,000                      1,145
VIVENDI                                                     4,100                      1,065
L'OREAL                                                     1,390                      1,005
Groupe GTM                                                  8,800                        913
Pinault-Printemps Redout                                    4,250                        812
PSA Peugeot Citroen                                         5,100                        789
Alcatel Alsthom                                             6,410                        784
Castorama Dubois                                            3,200                        730
Valeo                                                       6,910                        544
Compagnie de Saint Gobain                                   3,600                        508
LVMH                                                        2,450                        485
Lafarge SA                                                  4,496                        427
VIVENDI Warrants (b)                                        2,800                          7
                                                                                 -----------
                                                                                      19,422
Germany 10.8%
DaimlerChrysler AG (b)                                     16,844                      1,674
VEBA AG                                                    21,550                      1,278
Allianz AG                                                  3,317                      1,235
SAP AG-Vorzug                                               2,565                      1,232
Muenchener Rueckversicherungs-Gesellschaft AG               2,460                      1,204
Mannesmann AG                                               9,430                      1,092
Bayer AG                                                   24,641                      1,035
Siemens AG                                                 12,446                        819
Metro AG                                                    9,470                        745
Volkswagen AG                                               8,780                        711
Deutsche Bank                                              10,897                        643
Bayerische Vereinsbank AG                                   8,100                        641
Viag AG                                                       950                        562
BASF AG                                                    14,714                        562
RWE AG                                                      7,969                        440
Dresdner Bank AG                                            7,763                        325
                                                                                 -----------
                                                                                      14,198
Ireland 3.2%
Allied Irish Banks PLC                                    103,300                    $ 1,850
CRH PLC                                                    68,800                      1,188
Irish Life PLC                                             51,700                        486
Kerry Group PLC                                            28,300                        385
Jefferson Smurfit Group PLC                               142,000                        256
                                                                                 -----------
                                                                                       4,165
Italy 10.4%
ENI SpA                                                   370,095                      2,420
Telecom Italia Mobile SpA                                 242,000                      1,788
Telecom Italia SpA                                        190,720                      1,628
Assicuazioni Generali                                      37,335                      1,560
Fiat SpA                                                  327,356                      1,138
Edison SpA                                                 88,000                      1,037
Benetton Group SpA                                        474,400                        956
Istituto Bancario San Paolo di Torino                      45,980                        813
Banca Commerciale Italiana                                110,000                        759
Alleanza Assicurazioni                                     44,500                        629
Instituto Nazionale delle Assicurazioni                   211,000                        558
Danieli & Co.                                              52,000                        378
Unione Immobiliare SpA (b)                                165,000                         86
                                                                                 -----------
                                                                                      13,750
Japan 10.1%
Kirin Brewery Co. Limited                                  93,000                      1,180
Fujisawa Pharmaceutical                                    78,000                      1,100
NEC Corp.                                                 117,000                      1,072
Fanuc                                                      31,000                      1,057
Nippon Telegraph & Telephone                                  264                      1,014
Murata Manufacturing Co.                                   21,000                        868
Aoyama Trading Co. Limited                                 28,800                        802
Tokyo Electric Power                                       26,700                        656
Toyota Motor Corp.                                         24,000                        649
Matsushita Electric Industrial Co. Limited                 35,000                        617
Fuji Photo Film                                            16,000                        592
Mitsubishi Heavy Industries Limited                       139,000                        539
Sekisui Chemical Co. Limited                               80,000                        536
Bridgestone Corp.                                          22,000                        497
Ito-Yokado Co. Limited                                      7,000                        487
Canon, Inc.                                                21,000                        447
Tokio Marine & Fire Insurance Co.                          35,000                        416
Hitachi Limited                                            67,000                        413
Mitsui O.S.K. Lines Limited                               201,000                        322
                                                                                 -----------
                                                                                      13,264
Netherlands 6.6%
Royal Dutch Petroleum Co.                                   50,307                     2,502
Unilever NV                                                 14,020                     1,197
ING Groep NV                                                17,611                     1,073
Fortis Amev NV                                               8,554                       708
Philips Electronics NV                                       6,344                       425
Koninklijke KPN NV                                           8,461                       423
Verernigde Nederlandse Uitgeversbedrijven Verenigd          11,164                       420
ABN-AMRO Holdings                                           19,179                       403
Elsevier NV                                                 25,850                       362
TNT Post Groep NV (b)                                       10,461                       337
Akzo Noble NV                                                6,188                       281
Heineken NV                                                  4,400                       264
Koninklijke Ahold NV                                         6,600                       244
                                                                                 -----------
                                                                                       8,639
Norway 0.9%
Norsk Hydro ASA                                             10,210                       345
Storebrand ASA                                              20,000                       151
Christiania Bank Og Kreditkasse                             36,220                       126
Orkla ASA "B"                                                9,420                       123
Norske Skogindustrier ASA                                    3,530                        89
Petroleum Geo-Services (b)                                   6,910                        88
Hafslund ASA                                                15,700                        67
Merkantildata ASA                                            6,420                        63
Den Norske Bank ASA                                         18,250                        63
Tomra Systems ASA                                            1,820                        60
Unitor ASA                                                   3,770                        37
                                                                                 -----------
                                                                                       1,212

                                                       See accompanying notes 27

International Developed Fund
December 31, 1998 (Unaudited)

                                                                                                   Value
                                                                        Shares                    (000s)
--------------------------------------------------------------------------------------------------------
Portugal 5.2%
EDP-Electricidade de Portugal SA                                        91,427               $     2,010
Portugal Telecom SA                                                     27,475                     1,258
Jeronimo Martins - SGPS SA                                              14,508                       792
Banco Comercial Portugues SA "R"                                        24,913                       765
Cimpor-Cimentos de Portugal SGPS SA                                     15,532                       495
Sonae Investimentos-Sociedade Gestora de
        Participacoes Sociais SA                                         8,478                       411
Banco Espirito Santo e Comercial de Lisboa SA                           11,600                       359
BPI-SGPS SA                                                              8,700                       295
Companhia de Seguros Mundial Confianca SA (b)                            8,400                       267
Brisa-Auto Estradas de Portugal SA                                       4,261                       250
                                                                                             -----------
                                                                                                   6,902
Spain 6.1%
Telefonica de Espana                                                    34,174                     1,519
Banco Bilbao Vizcaya                                                    67,278                     1,055
Endesa SA                                                               34,095                       903
Corp. Bancaria de Espana                                                33,368                       864
Iberdrola SA                                                            45,082                       843
Gas Natural SDG SA "E"                                                   6,980                       760
Autopistas Concesionaria Espanola SA                                    30,387                       505
Gas Y Electricidad SA "2"                                                4,732                       470
Repsol SA                                                                7,658                       408
Banco Santander SA                                                      19,167                       381
Banco Central Hispanoame                                                31,128                       370
                                                                                             -----------
                                                                                                   8,078
Switzerland 5.3%
Novartis AG                                                                871                     1,712
Roche Holding AG                                                           122                     1,488
Nestle SA                                                                  501                     1,090
UBS AG (b)                                                               2,695                       828
Zurich Allied AG                                                           700                       518
Credit Suisse Group                                                      3,066                       480
Holderbank Financiere Glarus AG                                            385                       456
TAG Heuer International SA                                               3,040                       209
Clariant AG (b)                                                            315                       147
ABB AG                                                                      94                       110
Ciba Specialty Chemicals AG                                                  6                         1
                                                                                             -----------
                                                                                                   7,039
United Kingdom 13.6%
Lloyds TSB Group PLC                                                   102,720                     1,453
SmithKline Beecham PLC                                                  95,252                     1,332
Zeneca Group                                                            27,796                     1,210
Glaxo Wellcome PLC                                                      32,265                     1,103
British Telecommunications PLC                                          72,500                     1,087
Unilever PLC                                                            96,688                     1,083
British Petroleum Co. PLC                                               71,103                     1,058
Abbey National PLC                                                      48,872                     1,043
Prudential                                                              64,831                       977
Boots Co. PLC                                                           54,660                       926
Scottish & Newcastle PLC                                                68,877                       778
Commercial Union PLC                                                    47,834                       745
Scottish Power PLC                                                      71,858                       733
Tesco PLC                                                              240,245                       687
Cadbury Schweppes PLC                                                   40,000                       679
HSBC Holdings PLC                                                       23,272                       632
National Power PLC                                                      61,100                       538
Diageo PLC                                                              39,900                       447
Wolseley PLC                                                            65,074                       410
Shell Transport & Trading Co.                                           59,537                       363
TI Group PLC                                                            54,000                       290
IMI PLC                                                                 67,229                       265
LASMO PLC                                                               79,798                       131
                                                                                             -----------
                                                                                                  17,970
                                                                                             -----------
Total Common Stocks                                                                              124,483
(Cost $99,386)                                                                               ===========


                                                                     Principal
                                                                        Amount                     Value
                                                                        (000s)                    (000s)
--------------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.8%
--------------------------------------------------------------------------------------------------------
Time Deposit 0.8%
State Street Bank
        4.000% due 01/04/99                                          $   1,051               $     1,051
                                                                                             -----------
Total Short-Term Instruments                                                                       1,051
(Cost $1,051)                                                                                ===========

Total Investments (a) 95.3%                                                                  $   125,534
(Cost $99,644)

Other Assets and Liabilities (Net) 4.7%                                                            6,154
                                                                                             -----------

Net Assets 100.0%                                                                            $   131,688
                                                                                             ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                                                $    29,302

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                               (3,412)
                                                                                             -----------

Unrealized appreciation-net                                                                  $    25,890
                                                                                             ===========
(b) Non-income producing security.

(c) Foreign cash in the amount of $549,636 has been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31,1998:

                                                                                               Unrealized
Type                                                                 Contracts             (Depreciation)
---------------------------------------------------------------------------------------------------------
Osaka 300 Index (03/99)                                                 10,000               $      (170)


(d) Foreign forward currency contracts outstanding at December 31, 1998:

                                            Principal
                                               Amount                                          Unrealized
                                              Covered               Expiration              Appreciation/
Type                                      by Contract                    Month             (Depreciation)
---------------------------------------------------------------------------------------------------------
Sell                      DM                   27,500                    01/99               $       123
Buy                       DM                   27,500                    01/99                      (234)
Buy                       BP                    3,400                    01/99                      (102)
                                                                                             -----------
                                                                                             $      (213)
                                                                                             ===========
(e) Principal amount denoted in indicated currency:

        DM - German Mark
        BP - British Pound

28 See accompanying notes

Schedule of Investments

International Fund
December 31, 1998 (Unaudited)

                                                                                               Value
                                                                  Shares                      (000s)
----------------------------------------------------------------------------------------------------
COMMON STOCKS 95.8%
----------------------------------------------------------------------------------------------------
Brazil 1.3%
Telecomunicacoes Brasileiras SA SP - ADR                           5,000                 $       363
Centrais Electricas Brasileiras SA "B"                         9,759,800                         187
Companhia Siderurgica Nacional                                 7,867,300                         176
Cia Vale De Rio                                                   12,700                         163
Companhia Energetica de Minas Gerais                           7,407,400                         141
Petroleo Brasileiro SA                                         1,131,500                         128
Banco Itau SA                                                    241,800                         118
Usimas Siderurgicas Minas Gerais SA PR                            52,300                         117
Companhia Cervejaria Brahma                                      212,800                          93
Banco Bradesco SA                                             15,511,800                          86
Telecomunicacoes Brasileiras SA (b)                            1,309,400                          59
Souza Cruz SA                                                      8,500                          55
Aracruz Celulose SA "B"                                           69,400                          52
Companhia Paulista de Forca e Luz                                386,495                          28
                                                                                         -----------
                                                                                               1,766
Chile 3.2%
Enersis SA SP - ADR                                               39,900                       1,030
Compania de Telecomunicaciones
        de Chile SA SP - ADR                                      38,355                         793
Empresa Nacional de Electricidad SA SP - ADR                      59,200                         673
Banco Santander Chile SP - ADR                                    41,850                         612
Gener SA SP - ADR                                                 23,733                         380
Sociedad Quimica y Minera de Chile SA SP - ADR                     9,200                         310
Compania Cervecerias Unidas SA SP - ADR                           11,400                         219
Maderas y Sinteticos SA SP - ADR                                  30,400                         194
Madeco SA SP - ADR                                                20,742                         174
                                                                                         -----------
                                                                                               4,385
Finland 6.5%
Nokia OYJ "A"                                                     52,100                       6,335
Werner Soderstrom Osakey "B"                                      11,200                         712
UPM-Kymmene Corp.                                                 16,350                         455
Yit-Yhtyma OY                                                     45,500                         393
Metsa Serla "B"                                                   34,470                         281
Viking Line AB                                                     5,750                         276
Hartwall OY AB                                                    16,200                         262
Okobank "A"                                                       11,772                         215
Fortum Corp. (b)                                                  15,500                          94
Sonera Group OYJ (b)                                               1,000                          18
Rauma Group OY                                                       630                           9
                                                                                         -----------
                                                                                               9,050
France 15.2%
France Telecom SA                                                 30,871                       2,452
Banque National de Paris                                          24,630                       2,028
Carrefour SA                                                       2,420                       1,827
Suez Lyonnaise des Eaux                                            8,450                       1,735
Total SA                                                          14,810                       1,500
Elf Aquitaine SA                                                  12,972                       1,499
Groupe Danone                                                      4,360                       1,248
VIVENDI                                                            4,540                       1,178
Alcatel Alsthom                                                    9,130                       1,117
L'OREAL                                                            1,450                       1,048
PSA Peugeot Citroen                                                6,240                         966
Groupe GTM                                                         9,140                         948
Pinault-Printemps Redout                                           4,350                         831
Castorama Dubois                                                   3,200                         730
Compagnie de Saint Gobain                                          3,750                         529
Valeo                                                              6,360                         501
LVMH                                                               2,510                         497
Lafarge SA                                                         4,701                         447
VIVENDI Warrants (b)                                                   1                           7
Schneider SA                                                           1                           0
                                                                                         -----------
                                                                                              21,088
Germany 7.3%
DaimlerChrysler AG (b)                                            10,899                       1,083
Allianz AG                                                         2,517                         937
SAP AG-Vorzug                                                      1,910                         917
VEBA AG                                                           13,960                         828
Mannesmann AG                                                      7,050                         816
Muenchener Rueckversicherungs-Gesellschaft AG                      1,590                         778
Bayer AG                                                          18,400                         773
Metro AG                                                           7,060                         555
Siemens AG                                                         8,243                         542
Volkswagen AG                                                      6,590                         534
Deutsche Bank                                                      8,750                         517
Bayerische Vereinsbank AG                                          6,000                         475
BASF AG                                                            9,900                         378
Viag AG                                                              620                         367
RWE AG                                                             5,960                         329
Dresdner Bank AG                                                   4,720                         198
                                                                                         -----------
                                                                                              10,027
Hungary 5.6%
Magyar Tavkozlesi Rights                                         558,600                       3,191
MOL Magyar Olaj-es Gazipari Rights                                75,600                       2,072
OTP Bank Rights                                                   26,000                       1,302
Gedeon Richter Rights                                             15,525                         661
Pick Szeged Rights                                                 5,400                         229
Danubius Hotel and Spa Rights                                     10,300                         216
Graboplast Rights                                                  4,450                          34
                                                                                         -----------
                                                                                               7,705
Ireland 4.7%
Allied Irish Banks PLC                                           174,000                       3,116
CRH PLC                                                          109,000                       1,882
Irish Life PLC                                                    56,600                         533
Kerry Group PLC                                                   38,500                         524
Jefferson Smurfit Group PLC                                      271,300                         489
                                                                                         -----------
                                                                                               6,544
Israel 4.4%
ECI Telecommunications Limited                                    24,200                         862
Teva Pharmaceutical Industries Limited                            20,920                         855
Koor Industries Limited                                            7,400                         646
Bezek Israeli Telecommunication Corp. Limited                    199,800                         624
Bank Hapoalim Limited                                            301,000                         545
Supersol Limited                                                 179,900                         447
Formula Systems Limited (b)                                       17,300                         429
Elite Industries Limited                                          13,800                         421
Bank Leumi Le-Israel                                             269,000                         380
Blue Square Chain Investments and
        Properties Limited (b)                                    31,200                         375
Israel Chemicals Limited                                         353,000                         349
Agis Industries Limited                                           27,800                         147
                                                                                         -----------
                                                                                               6,080
Italy 11.5%
ENI SpA                                                          402,400                       2,631
Telecom Italia SpA                                               227,665                       1,944
Telecom Italia Mobile SpA                                        252,000                       1,861
Assicuazioni Generali                                             44,480                       1,858
Edison SpA                                                       121,000                       1,426
Istituto Bancario San Paolo di Torino                             66,357                       1,173
Fiat SpA                                                         332,600                       1,156
Alleanza Assicurazioni                                            68,200                         964
Benetton Group SpA                                               435,200                         877
Banca Commerciale Italiana                                       115,000                         794
Instituto Nazionale delle Assicurazioni                          235,000                         621
Danieli & Co.                                                     61,000                         443
Unione Immobiliare SpA (b)                                       235,000                         123
                                                                                         -----------
                                                                                              15,871
Japan 7.1%
Fujisawa Pharmaceutical                                           70,000                         987
Nippon Telegraph & Telephone                                         214                         822
Kirin Brewery Co. Limited                                         64,000                         812
Fanuc                                                             22,200                         757
Hitachi Limited                                                  115,000                         709
Aoyama Trading Co. Limited                                        24,800                         691
Murata Manufacturing Co.                                          16,000                         661
Matsushita Electric Industrial Co. Limited                        29,000                         511
Fuji Photo Film                                                   12,000                         444
Toyota Motor Corp.                                                16,000                         433
Sekisui Chemical Co., Limited                                     63,000                         422
Tokyo Electric Power                                              15,800                         388
Canon, Inc.                                                       18,000                         383
Bridgestone Corp.                                                 16,000                         362
Ito-Yokado Co. Limited                                             5,000                         348
Tokio Marine & Fire Insurance Co.                                 26,000                         309
Mitsui O.S.K. Lines Limited                                      185,000                         297
NEC Corp.                                                         30,000                         275
Mitsubishi Heavy Industries Limited                               67,000                         260
                                                                                         -----------
                                                                                               9,871
Mexico 2.3%
Telefonos de Mexico SP - ADR                                      20,770                       1,011
Grupo Modelo SA de CV "C"                                        154,000                         317
Empresas La Moderna SA de CV (b)                                  39,100                         231
Cifra SA de CV "V"                                               180,593                         219

                                                       See accompanying notes 29

International Fund
December 31, 1998 (Unaudited)

                                                                                             Value
                                                                Shares                      (000s)
--------------------------------------------------------------------------------------------------
Grupo Mexico SA "B"                                             64,800                $       153
Kimberly-Clark de Mexico SA de CV "A"                           47,050                        148
Grupo Televisa SA SP - GDR (b)                                   5,900                        146
Grupo Carso SA de CV "A1"                                       40,350                        137
Alfa SA de CV "A"                                               42,250                        119
Formento Economico Mexicano SP - ADR                             4,440                        118
Cemex SA de CV "CPO"                                            52,839                        113
Grupo Financiero Banamex Accival "L" (b)                        91,881                        106
Grupo Industrial Bimbo SA de CV "A"                             57,336                        101
Industrias Penoles SA "CP"                                      30,900                         92
Desc SA de CV "B"                                               73,500                         62
Controladora Comercial Mexicana SA de CV                        67,600                         47
TV Azteca SA de CV SP - ADR                                      4,100                         27
Desc SA de CV "C"                                                7,835                          7
Transport Maritima SP - ADR                                        750                          4
                                                                                      -----------
                                                                                            3,158
Netherlands 4.7%
Royal Dutch Petroleum Co.                                       33,370                      1,660
Unilever NV                                                     11,820                      1,009
ING Groep NV                                                    14,585                        888
Fortis Amev NV                                                   7,830                        648
Koninklijke KPN NV                                               7,290                        365
Verernigde Nederlandse
        Uitgeversbedrijven Verenigd Bezit                        7,880                        297
ABN-AMRO Holdings                                               16,700                        351
Philips Electronics NV                                           4,240                        284
Elsevier NV                                                     17,630                        247
TNT Post Groep NV (b)                                            7,290                        235
Heineken NV                                                      3,100                        186
Akzo Noble NV                                                    3,980                        181
Koninklijke Ahold NV                                             4,700                        174
                                                                                      -----------
                                                                                            6,525
Peru 0.6%
Telefonica del Peru SA "B"                                     361,700                        455
Credicorp Limited                                               18,500                        167
Cerveceria Backus & Johnston SA "T"                            269,765                         89
Luz del Sur Servicios SA "B"                                    83,400                         54
Banco Wiese SP - ADR                                            18,700                         35
Cementos Lima SA                                                28,140                         34
Compania de Minas Buenaventura SA "B"                            4,700                         28
Compania de Minas Buenaventura SA "A"                            1,780                         11
                                                                                      -----------
                                                                                              873
Poland 2.8%
Elektrim Spolka Akcyjna SA                                      76,500                        828
Bank Slaski SA W Katowicach                                      9,400                        487
Telekomunikacja Polska                                          84,000                        428
Bank Rozwoju Eksportu SA                                        18,010                        416
Wielkopolski Bank Kredytowy SA                                  56,300                        354
Bank Handlowy W. Warszawie                                      28,000                        345
Big Bank Gdanski SA                                            304,100                        273
Polifarb-Cieszyn-Wroclaw SA                                     68,300                        162
Softbank SA                                                      5,920                        153
Debica SA                                                        6,900                        102
Bank Przemyslowo-Handlow SA                                      1,700                        101
Stomil Olsztyn SA                                               14,500                         74
Amica Wronki SA (b)                                             15,000                         67
Agros Holding SA                                                 4,400                         16
                                                                                      -----------
                                                                                            3,806
Portugal 8.5%
EDP-Electricidade de Portugal SA                               138,400                      3,042
Portugal Telecom SA                                             49,290                      2,256
Cimpor-Cimentos de Portugal SGPS SA                             29,195                        930
Banco Espirito Santo e Comercial de Lisboa SA                   28,945                        897
BPI-SGPS SA                                                     25,650                        869
Banco Comercial Portugues SA "R"                                28,118                        863
Jeronimo Martins - SGPS SA                                      14,400                        787
Sonae Investimentos-Sociedade
        Gestora de Participacoes Sociais SA                     14,380                        698
Brisa-Auto Estradas de Portugal SA                               8,800                        517
Companhia de Seguros Mundial Confianca SA (b)                   15,700                        499
Investec-Consultoria Internacional SA (b)                       13,000                        447
                                                                                      -----------
                                                                                           11,805
Switzerland 2.1%
Novartis AG                                                        344                        676
Roche Holding AG                                                    53                        646
Nestle SA                                                          190                        413
UBS AG (b)                                                       1,250                        384
Zurich Allied AG                                                   340                        252
Holderbank Financiere Glarus AG                                    134                        159
Credit Suisse Group                                                865                        135
TAG Heuer International SA                                       1,120                         77
Clariant AG (b)                                                    153                         71
ABB AG                                                              44                         52
                                                                                      -----------
                                                                                            2,865
Turkey 3.9%
Turkiye Is Bankasi "C"                                       5,264,500                      1,369
Turkiye Garanti Bankasi AS                                   2,296,250                        568
Migros Turk TAS                                                 50,440                        504
Arcelik AS                                                   1,630,750                        471
Yapi ve Kredi Bankasi AS                                     3,148,059                        364
Ege Biracilik ve Malt Sanayii AS                               434,500                        338
Akbank TAS                                                   1,568,233                        318
Cukurova Elektrik AS                                            24,700                        266
Haci Omer Sabanci Holding AS                                 1,543,500                        237
Aygaz AS                                                       316,000                        210
Brisa Bridgestone Sabanci Lastik San. ve Tic AS                809,300                        182
Eregli Demir Ve Celik Fabrikalari TAS                          436,900                        180
Adana Cimento Sanayii "A"                                      843,553                        155
Bagfas Bandirma Gubre Fabrikalari AS                           327,000                        130
Netas Northern Electric Telekomunikasyon AS                    422,760                         78
                                                                                      -----------
                                                                                            5,370
United Kingdom 4.1%
WEBS Index Fund                                                280,000                      5,723

Venezuela 0.0%
Mavesa SA SP - ADR                                                  50                          0
                                                                                      -----------
Total Common Stocks                                                                       132,512
(Cost $115,065)                                                                       ===========

--------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 8.8%
--------------------------------------------------------------------------------------------------
                                                             Principal
                                                                Amount
                                                                (000s)
Time Deposits 8.8%
State Street Bank
        4.500% due 01/04/99                                $    12,223                     12,223
                                                                                      -----------
Total Short-Term Instruments                                                               12,223
 (Cost $12,223)                                                                       ===========

Total Investments (a) 104.6%                                                          $   144,735
(Cost $127,288)

Other Assets and Liabilities (Net) (4.6%)                                                  (6,365)
                                                                                      -----------

Net Assets 100.0%                                                                     $   138,370
                                                                                      ===========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value tax cost                                        $    29,757

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                       (12,310)
                                                                                      -----------

Unrealized appreciation-net                                                           $    17,447
                                                                                      ===========
(b) Non-income producing security.

(c) Foreign forward currency contracts outstanding at December 31, 1998:

                                        Principal
                                           Amount                                       Unrealized
                                       Covered by           Expiration               Appreciation/
Type                                     Contract                Month              (Depreciation)
--------------------------------------------------------------------------------------------------
Sell                      DM               16,200                01/99                $        72
Buy                       DM               16,200                01/99                       (143)
                                                                                      -----------
                                                                                      $       (71)
                                                                                      ===========

(d) Principal amount denoted in indicated currency:

        DM - German Mark

30 See accompanying notes

Schedule of Investments

Capital Appreciation Fund
December 31, 1998 (Unaudited)

                                                                                            Value
                                                             Shares                         (000s)
---------------------------------------------------------------------------------------------------
COMMON STOCKS 95.4%
---------------------------------------------------------------------------------------------------
Building 1.4%
Lafarge Corp.                                                 235,850                     $  9,552
Centex Corp.                                                  139,900                        6,304
                                                                                       ------------
                                                                                            15,856
Capital Goods 8.3%
Tyco International Limited                                    271,900                       20,511
United Technologies Corp.                                     158,400                       17,226
Johnson Controls, Inc.                                        268,100                       15,818
Honeywell, Inc.                                               147,700                       11,124
Textron, Inc.                                                 138,900                       10,548
Dana Corp.                                                    250,600                       10,243
Perkin Elmer Corp.                                             98,800                        9,639
                                                                                       ------------
                                                                                            95,109
Communications 4.7%
SBC Communications, Inc.                                      258,600                       13,867
U.S. West, Inc.                                               212,700                       13,746
AT&T Corp.                                                    181,600                       13,665
ALLTEL Corp.                                                  211,300                       12,638
                                                                                       ------------
                                                                                            53,916
Consumer Discretionary 12.7%
Harley-Davidson, Inc.                                         324,200                       15,359
Wal-Mart Stores, Inc.                                         174,400                       14,203
Lowe's Cos., Inc.                                             276,600                       14,158
TJX Cos., Inc.                                                487,600                       14,140
Mohawk Industries, Inc.                                       335,800                       14,125
Gap, Inc.                                                     247,700                       13,933
CVS Corp.                                                     251,500                       13,833
Home Depot, Inc.                                              225,800                       13,816
Ford Motor Co.                                                225,000                       13,205
Eastman Kodak Co.                                             154,800                       11,146
Costco Cos., Inc. (b)                                         104,700                        7,558
Cintas Corp.                                                    5,900                          416
                                                                                       ------------
                                                                                           145,892
Consumer Services 3.3%
Gannett, Inc.                                                 202,900                       13,429
New York Times Co.                                            385,800                       13,382
Omnicom Group                                                 198,000                       11,484
                                                                                       ------------
                                                                                            38,295
Consumer Staples 9.0%
Albertson's, Inc.                                             265,400                       16,903
Kroger Co. (b)                                                272,700                       16,498
Safeway, Inc. (b)                                             267,400                       16,295
Clorox Co.                                                    117,900                       13,772
Anheuser Busch Cos., Inc.                                     203,800                       13,374
Quaker Oats Co.                                               198,600                       11,817
Sara Lee Corp.                                                405,600                       11,433
H.J. Heinz Co.                                                 54,400                        3,080
                                                                                       ------------
                                                                                           103,172
Energy 2.1%
Peco Energy Co.                                               285,700                       11,892
Energy East Corp.                                             205,700                       11,622
                                                                                       ------------
                                                                                            23,514
Financial & Business Services 20.4%
Capital One Financial Corp.                                   143,500                       16,503
Associates First Capital Corp. 'A'                            345,474                       14,639
Fleet Financial Group, Inc.                                   320,800                       14,336
Provident Cos., Inc. 'B'                                      329,300                       13,666
BankAmerica Corp.                                             224,415                       13,493
American Express Co.                                          125,000                       12,781
Southtrust Corp.                                              345,950                       12,779
Wells Fargo & Co.                                             319,100                       12,744
First Union Corp.                                             202,300                       12,302
Countrywide Credit Industries, Inc.                           240,600                       12,075
Bank One Corp.                                                232,600                       11,877
Hartford Financial Services Group, Inc.                       213,000                       11,688
American International Group, Inc.                            117,600                       11,363
PNC Bank Corp.                                                207,515                       11,232
Alliance Capital Management LP                                419,200                       10,794
Ambac, Inc.                                                   175,400                       10,557
Equity Residential Properties Trust                           239,400                        9,681
Allstate Corp.                                                233,200                        9,007
Household International, Inc.                                 140,200                        5,555
Simon Property Group, Inc.                                    165,800                        4,725
MBNA Corp.                                                     67,020                        1,671
                                                                                       ------------
                                                                                           233,468
Health Care 10.5%
Wellpoint Health Networks, Inc. (b)                           194,200                       16,896
Guidant Corp.                                                 129,100                       14,233
HBO & Co.                                                     436,800                       12,531
Biogen, Inc.                                                  140,200                       11,637
American Home Products Corp.                                  205,800                       11,589
CIGNA Corp.                                                   136,700                       10,569
Health Management Associates, Inc. 'A' (b)                    488,150                       10,556
Cardinal Health, Inc.                                         125,200                        9,500
Schering-Plough Corp.                                         162,400                        8,973
Eli Lilly & Co.                                                98,200                        8,728
Warner-Lambert Co.                                             64,100                        4,820
                                                                                       ------------
                                                                                           120,032
Materials & Processing 1.0%
Leggett & Platt, Inc.                                         515,530                       11,342

Technology 18.3%
Compuware Corp. (b)                                           193,400                       15,109
Oracle Corp. (b)                                              343,300                       14,805
Lucent Technologies, Inc.                                     129,100                       14,201
International Business Machines Corp.                          76,100                       14,059
Tellabs, Inc. (b)                                             202,700                       13,898
Unisys Corp. (b)                                              402,400                       13,858
EMC Corp. (b)                                                 162,200                       13,787
Dell Computer Corp. (b)                                       186,400                       13,642
Microsoft Corp. (b)                                            96,600                       13,397
Cisco Systems, Inc. (b)                                       141,650                       13,147
Intel Corp.                                                   110,600                       13,113
Ascend Communications, Inc. (b)                               196,200                       12,900
Sun Microsystems, Inc. (b)                                    144,800                       12,399
IMS Health, Inc. (b)                                          163,500                       12,334
BMC Software, Inc. (b)                                        243,900                       10,869
Gateway 2000, Inc. (b)                                        154,300                        7,898
                                                                                       ------------
                                                                                           209,416
Transportation 1.0%
Burlington Northern Santa Fe Corp.                            330,700                       11,161

Utilities 2.7%
Ameritech Corp.                                               226,500                       14,354
Consolidated Edison, Inc.                                     237,700                       12,568
New Century Energies, Inc.                                     72,400                        3,530
                                                                                       ------------
                                                                                            30,452
                                                                                       ------------
Total Common Stocks                                                                      1,091,625
(Cost $854,567)                                                                        ============

---------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.7%
---------------------------------------------------------------------------------------------------

                                                           Principal
                                                           Amount
                                                           (000s)
Repurchase Agreement 4.7%
State Street Bank
        3.500% due 01/04/99                                $   53,310                       53,310
        (Dated 12/31/98. Collateralized by U.S. Treasury
        Note 7.750% 12/31/99 valued at $3,377,377 and
        U.S. Treasury Note 6.000% 02/15/26 valued at
        $51,005,453. Repurchase proceeds are $53,330,731.)
                                                                                       ------------
Total Short-Term Instruments                                                                53,310
(Cost $53,310)                                                                         ============

Total Investments (a) 100.1%                                                            $1,144,935
(Cost $907,877)

Other Assets and Liabilities (Net) (0.1%)                                                     (519)
                                                                                       ------------
Net Assets 100.0%                                                                       $1,144,416
                                                                                       ============
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value tax cost                              $  251,151

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                        (14,093)
                                                                                       ------------
Unrealized appreciation-net                                                             $  237,058
                                                                                       ============

(b) Non-income producing security.
                                                       See accompanying notes 31

Schedule of Investments

Mid-Cap Growth Fund
December 31, 1998 (Unaudited)

                                                                                          Value
                                                             Shares                       (000s)
-------------------------------------------------------------------------------------------------
COMMON STOCKS 96.8%
-------------------------------------------------------------------------------------------------
Building 2.4%
Lennar Corp.                                                494,700                 $     12,491
Pulte Corp.                                                 382,000                       10,624
                                                                                    -------------
                                                                                          23,115
Capital Goods 4.9%
Waters Corp. (b)                                            190,100                       16,586
General Dynamics Corp.                                      200,400                       11,748
Tower Automotive, Inc. (b)                                  418,500                       10,436
Lear Corp. (b)                                              218,600                        8,416
                                                                                    -------------
                                                                                          47,186
Communications 1.9%
Century Telephone Enterprises, Inc.                         205,700                       13,885
Superior Telecom, Inc.                                       91,700                        4,333
                                                                                    -------------
                                                                                          18,218
Consumer Discretionary 14.5%
Abercrombie & Fitch Co. 'A'(b)                              209,400                       14,815
Shaw Industries, Inc.                                       566,300                       13,733
Borders Group, Inc. (b)                                     530,200                       13,222
Premark International, Inc.                                 368,000                       12,742
Bed, Bath & Beyond, Inc. (b)                                351,100                       11,981
Fred Meyer, Inc. (b)                                        191,200                       11,520
Family Dollar Stores, Inc.                                  510,900                       11,240
Dial Corp.                                                  371,300                       10,721
Westpoint Stevens, Inc. (b)                                 321,400                       10,144
Furniture Brands International, Inc.                        299,300                        8,156
Maytag Corp.                                                129,600                        8,068
Herman Miller, Inc.                                         197,800                        5,316
Tommy Hilfiger Corp. (b)                                     86,100                        5,166
HON Industries                                              177,800                        4,256
                                                                                    -------------
                                                                                         141,080
Consumer Services 3.6%
Best Buy Co., Inc. (b)                                      223,800                       13,736
CKE Restaurants, Inc.                                       365,046                       10,746
Darden Restaurants, Inc.                                    588,400                       10,591
                                                                                    -------------
                                                                                          35,073
Consumer Staples 5.8%
Food Lion, Inc. 'A'                                       1,179,100                       12,528
SUPERVALU, Inc.                                             443,000                       12,404
IBP, Inc.                                                   392,500                       11,432
Flowers Industries, Inc.                                    430,000                       10,293
McCormick & Co.                                             270,200                        9,136
                                                                                    -------------
                                                                                          55,793
Financial & Business Services 25.0%
Valassis Communications, Inc. (b)                           265,200                       13,691
Providian Financial Corp.                                   174,900                       13,118
Protective Life Corp.                                       325,000                       12,939
Dime Bancorp, Inc.                                          464,400                       12,278
Liberty Property Trust                                      498,500                       12,276
Duke Realty Investments                                     522,700                       12,153
Allmerica Financial Corp.                                   207,900                       12,032
First American Corp.                                        271,100                       12,030
AmSouth Bancorp                                             261,700                       11,940
Crestar Financial Corp.                                     156,200                       11,246
Travelers Property Casualty 'A'                             354,600                       10,993
Ambac Financial Group, Inc.                                 181,800                       10,942
Mutual Risk Management Limited                              268,730                       10,514
Mercantile Bankshares Co.                                   257,800                        9,916
BB&T Corp.                                                  243,000                        9,796
Cullen/Frost Bankers, Inc.                                  169,800                        9,318
Bank United Corp.                                           235,900                        9,259
Exel Limited  'A'                                           120,800                        9,060
Finova Group, Inc.                                          166,200                        8,964
Peoples Heritage Financial Group                            448,000                        8,960
Equity Residential Properties Trust                         188,700                        7,631
Summit Bancorp                                              167,490                        7,317
Equifax, Inc.                                                90,600                        3,097
Centura Banks, Inc.                                          40,300                        2,997
                                                                                    -------------
                                                                                         242,467
Health Care 12.0%
Bergen Brunswig Corp. 'A'                                   409,800                       14,292
Guidant Corp.                                               120,300                       13,263
Total Renal Care Holdings (b)                               444,900                       13,152
Health Management Associates, Inc. 'A' (b)                  596,387                       12,897
Allegiance Corp.                                            275,600                       12,850
Watson Pharmaceuticals, Inc. (b)                            184,700                       11,613
Trigon Healthcare, Inc. (b)                                 308,600                       11,515
Safeskin Corp. (b)                                          444,600                       10,726
Mylan Laboratories, Inc.                                    274,900                        8,659
Arterial Vascular Engineering, Inc. (b)                     144,300                        7,576
                                                                                    -------------
                                                                                         116,543
Materials & Processing 1.4%
Southdown, Inc.                                             229,100                       13,560

Technology 19.0%
Network Associates, Inc. (b)                                233,825                       15,490
Unisys Corp. (b)                                            424,200                       14,608
Comverse Technology, Inc. (b)                               205,100                       14,562
Symbol Technologies, Inc.                                   217,800                       13,926
Citrix Systems, Inc. (b)                                    141,000                       13,686
Lexmark International Group, Inc. 'A' (b)                   132,200                       13,286
Computer Horizons Corp. (b)                                 487,900                       12,990
Compuware Corp. (b)                                         159,500                       12,461
Apple Computer, Inc.                                        290,900                       11,909
American Power Conversion Corp. (b)                         242,100                       11,727
Platinum Technology, Inc. (b)                               584,200                       11,173
Tech Data Corp. (b)                                         239,400                        9,636
Legato Systems, Inc. (b)                                    141,600                        9,337
Veritas Software Corp. (b)                                  144,700                        8,673
Comdisco, Inc.                                              499,350                        8,427
The Reynolds & Reynolds Co.                                  80,900                        1,856
                                                                                    -------------
                                                                                         183,747
Utilities 6.3%
IPALCO Enterprises, Inc.                                    239,300                       13,235
Florida Progress Corp.                                      258,600                       11,589
Minnesota Power, Inc.                                       219,100                        9,640
DQE, Inc.                                                   213,100                        9,363
BEC Energy                                                  219,100                        9,024
Nipsco Industries, Inc.                                     276,600                        8,419
                                                                                    -------------
                                                                                          61,270
                                                                                    -------------
Total Common Stocks                                                                      938,052
(Cost $759,339)                                                                     =============

-------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.1%
-------------------------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
                                                              (000s)
Repurchase Agreement 4.1%
State Street Bank
        3.500% due 01/04/99                             $    39,504                       39,504
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 5.750% 10/31/02
        valued at $40,296,319. Repurchase
        proceeds are $39,519,363.)
                                                                                    -------------
Total Short-Term Instruments                                                              39,504
(Cost $39,504)                                                                      -------------

Total Investments (a) 100.9%                                                        $    977,556
(Cost $798,843)

Other Assets and Liabilities (Net) (0.9%)                                                 (8,800)
                                                                                    -------------
Net Assets 100.0%                                                                   $    968,756
                                                                                    =============
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                                                       $    193,969

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                                            (15,256)
                                                                                    -------------
Unrealized appreciation-net                                                         $    178,713
                                                                                    =============

(b) Non-income producing security.

32  See accompanying notes

Schedule of Investments

Micro-Cap Growth Fund
December 31, 1998 (Unaudited)


                                                                                             Value
                                                               Shares                       (000s)
---------------------------------------------------------------------------------------------------
COMMON STOCKS 92.8%
---------------------------------------------------------------------------------------------------
Building 5.6%
Crossmann Communities, Inc. (b)                               185,250               $        5,117
Meritage Corp.                                                298,000                        3,688
Dal-Tile International, Inc. (b)                              327,100                        3,394
Dayton Superior Corp. (b)                                     123,700                        2,381
                                                                                    ---------------
                                                                                            14,580
Capital Goods 12.1%
Astec Industries, Inc.                                        103,800                        5,774
HEICO Corp.                                                   137,700                        4,346
Engineered Support Systems, Inc.                              287,050                        4,270
Strattec Strategy Corp. (b)                                   140,200                        4,206
Quixote Corp.                                                 332,700                        4,096
Johnstown America Industries, Inc. (b)                        213,800                        2,806
Harmon Industries, Inc.                                       119,000                        2,744
HEICO Corp. 'A'                                                87,300                        2,019
MYR Group, Inc.                                               119,500                        1,374
                                                                                    ---------------
                                                                                            31,635
Consumer Discretionary 19.5%
Chico's Fas, Inc. (b)                                         238,000                        5,562
Winsloew Furniture, Inc. (b)                                  194,400                        5,152
Movado Group, Inc.                                            192,212                        5,118
Craftmade International, Inc.                                 282,900                        4,703
Brookstone, Inc. (b)                                          241,600                        4,137
Dover Downs Entertainment, Inc.                               321,800                        3,882
Racing Champions Corp. (b)                                    269,300                        3,602
Pillowtex Corp.                                               132,300                        3,539
Shoe Carnival, Inc. (b)                                       314,400                        3,498
Stanley Furniture Co, Inc.                                    187,600                        3,424
K-Swiss, Inc. 'A'                                             116,000                        3,118
United Natural Foods, Inc.                                    124,100                        2,994
Virco Manufacturing Corp.                                     104,630                        1,923
Roadhouse Grill, Inc. (b)                                      55,000                          297
JAKKS Pacific, Inc. (b)                                        20,000                          215
                                                                                    ---------------
                                                                                            51,164
Consumer Services 8.7%
HA-LO Industries, Inc. (b)                                    146,050                        5,495
Morton's Restaurant Group, Inc. (b)                           275,100                        5,193
Taco Cabana, Inc. 'A' (b)                                     625,800                        4,850
INTRAV, Inc.                                                  125,300                        2,381
Seaway Food Town, Inc.                                        133,900                        2,209
Rock of Ages Corp. (b)                                        147,500                        2,102
Group 1 Automotive, Inc. (b)                                   17,000                          442
                                                                                    ---------------
                                                                                            22,672
Consumer Staples 2.7%
Hain Food Group, Inc. (b)                                     154,900                        3,873
Pilgrim's Pride Corp.                                         130,000                        2,592
Hansen Natural Corp. (b)                                      125,000                          672
                                                                                    ---------------
                                                                                             7,137
Energy 1.6%
Evergreen Resources, Inc. (b)                                 241,100                        4,280

Financial & Business Services 15.1%
Premier National Bancorp, Inc.                                249,598                        4,633
Chittenden Corp.                                              139,743                        4,472
CIBER, Inc. (b)                                               155,600                        4,347
Community First Bankshares, Inc.                              198,900                        4,189
Alabama National Bancorp                                      155,300                        4,145
Provident Bankshares Corp.                                    160,825                        4,001
Warren Bancorp, Inc.                                          414,700                        3,758
AG Services of America, Inc. (b)                              254,100                        3,637
West Coast Bancorp                                            164,500                        3,455
Abington Bancorp, Inc.                                        211,300                        2,932
                                                                                    ---------------
                                                                                            39,569
Health Care 6.0%
Osteotech, Inc. (b)                                           172,750                        8,032
Empi, Inc. (b)                                                132,600                        3,315
Minntech Corp.                                                144,600                        2,241
Sheridan Healthcare, Inc. (b)                                 242,500                        2,031
                                                                                    ---------------
                                                                                            15,619

Materials & Processing 1.2%
Building Material Holding Corp. (b)                           260,300                        3,156

Technology 16.7%
Dendrite International, Inc. (b)                              300,100                        7,492
AVT Corp. (b)                                                 236,300                        6,852
Cotelligent Group, Inc. (b)                                   256,700                        5,470
Ardent Software, Inc. (b)                                     232,600                        5,350
Intelligroup, Inc. (b)                                        282,400                        5,048
DSP Group, Inc.                                               192,000                        4,008
Cybex Computer Products (b)                                   131,350                        3,858
Ansys, Inc. (b)                                               308,500                        3,394
Catalyst International, Inc. (b)                              100,000                        1,200
Software Spectrum, Inc. (b)                                    74,500                        1,183
                                                                                    ---------------
                                                                                            43,855
Transportation 3.6%
Greenbrier Companies, Inc.                                    274,700                        3,880
Providence & Worcester Railroad Co.                           235,100                        2,939
Railamerica, Inc. (b)                                         295,000                        2,508
                                                                                    ---------------
                                                                                             9,327
                                                                                    ---------------
Total Common Stocks                                                                        242,994
(Cost $192,049)                                                                     ===============

--------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.4%
--------------------------------------------------------------------------------------------------

                                                            Principal
                                                               Amount
                                                                (000s)
Repurchase Agreement 7.4%
State Street Bank
        3.500% due 01/04/99                                 $  19,242                       19,242
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 7.750% 12/31/99
        valued at $19,631,002. Repurchase
        proceeds are $19,249,483.)
                                                                                    ---------------
Total Short-Term Instruments                                                                19,242
(Cost $19,241)                                                                      ---------------

Total Investments (a) 100.2%                                                        $      262,236
(Cost $211,291)

Other Assets and Liabilities (Net) (0.2%)                                                     (544)
                                                                                    ---------------
Net Assets 100.0%                                                                   $      261,692
                                                                                    ===============
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                                                      $       55,286

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                                              (4,341)
                                                                                    ---------------

Unrealized appreciation-net                                                         $       50,945
                                                                                    ===============

(b) Non-income producing security.

                                                       See accompanying notes 33

Schedule of Investments

Small-Cap Growth Fund
December 31, 1998 (Unaudited)


                                                                                      Value
                                                        Shares                       (000s)
--------------------------------------------------------------------------------------------
COMMON STOCKS 97.3%
--------------------------------------------------------------------------------------------
Building 4.1%
D.R. Horton, Inc.                                       39,300                  $       904
Lone Star Industries, Inc.                              24,000                          884
NVR, Inc. (b)                                           15,600                          744
                                                                                ------------
                                                                                      2,532
Capital Goods 12.4%
Manitowoc Co., Inc.                                     21,100                          936
Applied Power, Inc. 'A'                                 19,900                          751
Dura Automotive Systems, Inc. (b)                       21,600                          737
MotivePower Industries, Inc (b)                         21,600                          695
Terex Corp.                                             24,200                          691
GenCorp, Inc.                                           27,500                          686
Arvin Industries, Inc.                                  16,100                          671
Astec Industries, Inc.                                  12,000                          668
Kellstrom Industries, Inc. (b)                          23,200                          667
A.O. Smith Corp.                                        24,000                          590
Barnes Group, Inc.                                      15,600                          458
Simpson Industries                                       7,300                           71
                                                                                ------------
                                                                                      7,621
Communications 3.7%
Pacific Gateway Exchange, Inc. (b)                      18,900                          908
Superior Telecom, Inc.                                  15,400                          728
IDT Corp. (b)                                           39,900                          613
                                                                                ------------
                                                                                      2,249
Consumer Discretionary 14.5%
Chattem, Inc. (b)                                       23,900                        1,144
American Eagle Outfitters, Inc. (b)                     15,050                        1,003
Ames Department Stores, Inc. (b)                        33,700                          910
Renters Choice, Inc. (b)                                27,300                          867
Action Performance Cos., Inc. (b)                       21,900                          775
Ethan Allen Interiors, Inc.                             18,100                          742
Pillowtex Corp.                                         26,998                          722
CEC Entertainment, Inc.                                 24,300                          674
Movado Group, Inc.                                      22,800                          607
Helen of Troy Limited (b)                               33,200                          488
Buffets, Inc. (b)                                       31,200                          372
Russ Berrie & Co., Inc.                                 14,300                          336
Winsloew Furniture, Inc. (b)                             8,900                          236
                                                                                ------------
                                                                                      8,876
Consumer Services 6.1%
Foodmaker, Inc. (b)                                     48,900                        1,079
HA-LO Industries, Inc. (b)                              27,625                        1,039
Ruby Tuesday, Inc.                                      42,800                          910
Bob Evans Farms, Inc.                                   26,900                          701
                                                                                ------------
                                                                                      3,729
Consumer Staples 3.6%
Keebler Foods Co.                                       21,500                          809
Michael Foods, Inc.                                     26,300                          789
Earthgrains Co.                                         19,700                          609
                                                                                ------------
                                                                                      2,207
Financial & Business Services 24.1%
CIBER, Inc. (b)                                         33,500                          936
Hooper Holmes, Inc.                                     32,000                          928
Westamerica BanCorp                                     23,600                          867
City National Corp.                                     20,700                          862
Metris Companies                                        16,700                          840
Reinsurance Group of America                            11,450                          802
First Midwest Bancorp, Inc.                             20,725                          789
Protective Life Corp.                                   18,500                          737
Associated Banc-Corp                                    20,855                          713
Peoples Heritage Financial Group                        35,600                          712
Hubco, Inc.                                             23,500                          708
Enhance Financial Services Group, Inc.                  22,100                          663
UST Corp.                                               28,000                          660
Prentiss Properties Trust                               29,000                          647
Colonial BancGroup, Inc.                                53,800                          646
Innkeepers USA Trust                                    50,900                          601
Highwoods Properties, Inc.                              22,900                          590
Mail-Well, Inc. (b)                                     50,800                          581
Chittenden Corp.                                        13,100                          419
Developers Diversified Realty Corp.                     21,800                          387
Commerce Group, Inc.                                    10,500                          372
Parkway Properties, Inc.                                 9,100                          284
Resource America, Inc.                                     800                            7
                                                                                ------------
                                                                                     14,751
Health Care 8.5%
Osteotech, Inc. (b)                                     24,500                        1,139
Alternative Living Services, Inc. (b)                   29,200                        1,000
Medical Manager Corp. (b)                               27,600                          866
Curative Health Services, Inc. (b)                      22,200                          744
Veterinary Centers of America, Inc. (b)                 33,900                          676
Wesley Jessen VisionCare, Inc. (b)                      21,500                          597
Health Care REIT, Inc.                                   7,100                          184
                                                                                ------------
                                                                                      5,206
Materials & Processing 3.0%
Martin Marietta Materials, Inc.                         18,300                        1,138
Cambrex Corp.                                           29,200                          701
                                                                                ------------
                                                                                      1,839
Technology 14.8%
NeoMagic Corp. (b)                                      48,900                        1,081
Gilat Satellite Networks Limited (b)                    18,500                        1,020
Brightpoint, Inc. (b)                                   67,200                          924
Visio Corp. (b)                                         24,400                          892
AVT Corp. (b)                                           28,000                          812
World Access, Inc. (b)                                  37,400                          799
Computer Task Group, Inc.                               29,400                          797
CHS Electronics, Inc. (b)                               39,800                          674
International Telecommunication
        Data Systems, Inc. (b)                          41,000                          605
Dendrite International, Inc. (b)                        22,900                          572
Hyperion Solutions Corp.                                21,400                          385
Lernout & Hauspie Speech Products NV (b)                 8,200                          268
Memco Software Limited (b)                              16,200                          247
                                                                                ------------
                                                                                      9,076
Transportation 2.5%
Coach USA, Inc. (b)                                     24,200                          839
Wabash National Corp.                                   33,400                          678
                                                                                ------------
                                                                                      1,517
                                                                                ------------
Total Common Stocks                                                                  59,603
(Cost $51,530)                                                                  ============

--------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.6%
--------------------------------------------------------------------------------------------

                                                     Principal
                                                        Amount
                                                        (000s)
Repurchase Agreement 6.6%
State Street Bank
        3.500% due 01/04/99                           $  4,077                        4,077
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 6.625% 06/30/01
        valued at $4,159,100. Repurchase
        proceeds are $4,078,586.)
                                                                                ------------
Total Short-Term Instruments                                                          4,077
(Cost $4,077)                                                                   ------------

Total Investments (a) 103.9%                                                    $    63,680
(Cost $55,607)

Other Assets and Liabilities (Net) (3.9%)                                            (2,390)
                                                                                ------------
Net Assets 100.0%                                                               $    61,290
                                                                                ============
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                                   $     9,716

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                                        (1,643)

Unrealized appreciation-net                                                     $     8,073
                                                                                ============

(b) Non-income producing security.

34  See accompanying notes

Schedule of Investments

Renaissance Fund
December 31, 1998 (Unaudited)


                                                                                          Value
                                                           Shares                        (000s)
------------------------------------------------------------------------------------------------
COMMON STOCKS 98.1%
------------------------------------------------------------------------------------------------
Building 0.9%
Owens Corning                                             168,100                   $     5,957

Communications 12.7%
Tele-Communications, Inc. 'A' (b)                         312,400                        17,280
Sprint Corp.                                              185,200                        15,580
ALLTEL Corp.                                              258,500                        15,462
Newbridge Networks Corp. (b)                              496,500                        15,081
MediaOne Group, Inc. (b)                                  232,600                        10,932
AT&T Corp.                                                 92,000                         6,923
                                                                                    ------------
                                                                                         81,258
Consumer Discretionary 15.8%
Corning, Inc.                                             423,900                        19,075
Cendant Corp. (b)                                         933,300                        17,790
General Motors Corp.                                      242,500                        17,354
Hasbro, Inc.                                              421,300                        15,219
Tommy Hilfiger Corp. (b)                                  143,700                         8,622
Time Warner, Inc.                                         123,200                         7,646
B.J.'s Wholesale Club, Inc. (b)                           158,400                         7,336
Maytag Corp.                                              117,100                         7,289
                                                                                    ------------
                                                                                        100,331
Consumer Services 2.6%
Carnival Corp. 'A'                                        194,700                         9,346
Reader's Digest Assn., Inc.                               288,100                         7,257
                                                                                    ------------
                                                                                         16,603
Consumer Staples 8.7%
Philip Morris Cos., Inc.                                  332,600                        17,794
Anheuser Busch Cos., Inc.                                 270,000                        17,719
American Stores Co.                                       367,300                        13,567
Champion International 'C'                                149,200                         6,043
                                                                                    ------------
                                                                                         55,123
Energy 6.1%
Enron Corp.                                               411,800                        23,498
Exxon Corp.                                               207,500                        15,173
                                                                                    ------------
                                                                                         38,671
Financial & Business Services 20.6%
Chase Manhattan Corp.                                     208,200                        14,171
Fleet Financial Group, Inc.                               315,600                        14,103
Federal National Mortgage Assn                            188,600                        13,956
Equitable Cos., Inc.                                      240,100                        13,896
Hartford Life, Inc. 'A' (b)                               228,300                        13,298
Allmerica Financial Corp.                                 208,000                        12,038
Capital One Financial Corp.                               101,200                        11,638
Valassis Communications, Inc. (b)                         194,400                        10,036
Citigroup, Inc.                                           190,000                         9,405
Fremont General Corp.                                     259,600                         6,425
First Union Corp.                                          98,300                         5,978
Bank One Corp.                                            115,600                         5,903
                                                                                    ------------
                                                                                        130,847
Health Care 10.6%
Allegiance Corp.                                          523,500                        24,408
Amgen, Inc. (b)                                           149,600                        15,643
CIGNA Corp.                                               157,700                        12,192
Bausch & Lomb, Inc.                                       136,700                         8,202
Baxter International, Inc.                                103,600                         6,663
                                                                                    ------------
                                                                                         67,108
Materials & Processing 5.5%
Martin Marietta Materials, Inc.                           407,600                        25,348
Vulcan Materials Co.                                       70,400                         9,262
                                                                                    ------------
                                                                                         34,610
Technology 11.2%
International Business Machines Corp.                     132,300                        24,442
Motorola, Inc.                                            216,500                        13,220
Learning Company, Inc. (b)                                366,900                         9,516
Diebold, Inc.                                             256,300                         9,147
Teradyne, Inc. (b)                                        177,700                         7,530
Micron Technology, Inc. (b)                               141,700                         7,165
NCR Corp. (b)                                               1,000                            42
                                                                                    ------------
                                                                                         71,062
Transportation 2.5%
Atlas Air, Inc.                                           326,900                        15,998

Utilities 0.9%
Duke Energy Corp.                                          92,200                         5,907
                                                                                    ------------
Total Common Stocks                                                                     623,475
(Cost $506,971)                                                                     ============

------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.6%
------------------------------------------------------------------------------------------------

                                                         Principal
                                                         Amount
                                                         (000s)
Repurchase Agreement 2.6%
State Street Bank
        3.500% due 01/04/99                             $  16,437                        16,437
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 7.500% 02/15/05
        valued at $16,766,750. Repurchase
        proceeds are $16,443,392.)
                                                                                    ------------
Total Short-Term Instruments                                                             16,437
(Cost $16,437)                                                                      ------------

Total Investments (a) 100.7%                                                        $   639,912
(Cost $523,408)

Written Options (c) (0.0%)                                                                  (72)
(Premiums $133)

Other Assets and Liabilities (Net) (0.7%)                                                (4,282)
                                                                                    ------------
Net Assets 100.0%                                                                   $   635,558
                                                                                    ============

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                                       $   119,072

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                                            (2,568)
                                                                                    ------------
Unrealized appreciation-net                                                         $   116,504
                                                                                    ============

(b) Non-income producing security.

(c) Premiums received on written options:


Type                                           Contracts             Premium              Value
-----------------------------------------------------------------------------------------------
Call - OTC Micron Technology, Inc.
        Strike @ 55.00 Exp. 01/22/99                 676            $    133          $      72

                                                       See accompanying notes 35

Schedule of Investments

Core Equity Fund
December 31, 1998 (Unaudited)

                                                                                              Value
                                                                Shares                       (000s)
---------------------------------------------------------------------------------------------------
COMMON STOCKS 95.6%
---------------------------------------------------------------------------------------------------

Capital Goods 2.6%
Tyco International Limited                                      49,100                     $  3,704
Perkin Elmer Corp.                                               8,100                          790
                                                                                           --------
                                                                                              4,494
Communications 6.5%
Chancellor Media Corp.                                          95,900                        4,591
Tele-Communications, Inc. "A" (b)                               76,568                        4,235
Nextel Communications, Inc. "A" (b)                             95,200                        2,249
                                                                                           --------
                                                                                             11,075
Consumer Discretionary 18.3%
Home Depot, Inc.                                                91,400                        5,592
CVS Corp.                                                       90,100                        4,956
Cendant Corp. (b)                                              243,700                        4,646
Wal-Mart Stores, Inc.                                           56,900                        4,634
Costco Cos., Inc. (b)                                           58,500                        4,223
Staples, Inc. (b)                                               71,200                        3,111
Ford Motor Co.                                                  35,900                        2,107
Pitney Bowes, Inc.                                              30,000                        1,982
                                                                                           --------
                                                                                             31,251

Consumer Services 5.5%
McDonald's Corp.                                                36,400                        2,789
Omnicom Group                                                   44,300                        2,569
Tricon Global Restaurants, Inc. (b)                             44,300                        2,221
Waste Management, Inc.                                          37,960                        1,770
                                                                                           --------
                                                                                              9,349
Consumer Staples 7.6%
Safeway, Inc. (b)                                               88,500                        5,393
Anheuser Busch Cos., Inc.                                       49,600                        3,255
Philip Morris Cos., Inc.                                        46,500                        2,488
Champion International "C"                                      43,600                        1,766
                                                                                           --------
                                                                                             12,902
Energy 3.4%
Enron Corp.                                                     68,000                        3,880
Exxon Corp.                                                     26,900                        1,967
                                                                                           --------
                                                                                              5,847
Financial & Business Services 12.6%
Citigroup, Inc.                                                 79,850                        3,953
Chase Manhattan Corp.                                           56,900                        3,873
Federal National Mortgage Assn                                  46,300                        3,426
Capital One Financial Corp.                                     28,500                        3,278
Wells Fargo & Co.                                               75,000                        2,995
Associates First Capital Corp. "A"                              57,000                        2,415
Donaldson Lufkin & Jenrette, Inc.                               36,200                        1,484
                                                                                           --------
                                                                                             21,424
Health Care 16.8%
HBO & Co.                                                      170,800                        4,900
Eli Lilly & Co.                                                 52,200                        4,639
Pfizer, Inc.                                                    31,600                        3,964
Cardinal Health, Inc.                                           46,800                        3,551
Schering-Plough Corp.                                           63,400                        3,503
Guidant Corp.                                                   29,100                        3,208
Warner-Lambert Co.                                              37,400                        2,812
CIGNA Corp.                                                     26,100                        2,018
                                                                                           --------
                                                                                             28,595
Technology 22.3%
America Online, Inc. (b)                                        48,200                        6,977
Microsoft Corp. (b)                                             47,400                        6,574
Intel Corp.                                                     48,400                        5,738
Compaq Computer Corp. (b)                                      109,100                        4,575
Ascend Communications, Inc. (b)                                 56,900                        3,741
Cisco Systems, Inc. (b)                                         35,000                        3,248
International Business Machines Corp.                           13,800                        2,550
3Com Corp. (b)                                                  52,600                        2,357
Motorola, Inc.                                                  36,700                        2,241
America Online, Inc. Rights (b)                                 42,200                            0
                                                                                           --------
                                                                                             38,001
                                                                                           --------
Total Common Stocks                                                                         162,938
(Cost $118,372)                                                                            --------

                                                                                              Value
                                                                Shares                       (000s)
---------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.4%
---------------------------------------------------------------------------------------------------

Repurchase Agreement 4.4%
State Street Bank
        3.500% due 01/04/99                                  $   7,420                 $      7,420
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 5.750% 10/31/02
        valued at $7,569,619. Repurchase
        proceeds are $7,422,886.)
                                                                                       ------------
Total Short-Term Instruments                                                                  7,420
                                                                                       ------------
(Cost $7,420)

Total Investments (a) 100.0%                                                           $    170,358
(Cost $125,792)

Other Assets and Liabilities (Net) (0.0%)                                                       (14)
                                                                                       ------------
Net Assets 100.0%                                                                      $    170,344
                                                                                       ------------

Notes to Schedule of Investments (amounts in thousands);

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                                          $     45,372

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                                                  (806)
                                                                                       ------------
Unrealized appreciation-net                                                            $     44,566
                                                                                       ------------

(b) Non-income producing security.


36   See accompanying notes

Schedule of Investments

Mid-Cap Equity Fund
December 31, 1998 (Unaudited)

                                                                                              Value
                                                                Shares                       (000s)
---------------------------------------------------------------------------------------------------
COMMON STOCKS 94.1%
---------------------------------------------------------------------------------------------------
Building 1.6%
Centex Corp.                                                     4,800                    $     216

Capital Goods 3.0%
SPX Corp.                                                        3,800                          255
Waters Corp. (b)                                                 1,600                          140
                                                                                          ---------
                                                                                                395
Communications 2.9%
General Instrument Corp. (b)                                     6,400                          217
Century Telephone Enterprise                                     2,500                          169
                                                                                          ---------
                                                                                                386
Consumer Discretionary 20.9%
Rite Aid Corp.                                                  10,300                          511
Bed, Bath & Beyond, Inc. (b)                                    10,400                          355
Shaw Industries, Inc.                                           11,900                          289
Staples, Inc. (b)                                                5,600                          245
Solectron Corp.                                                  2,500                          232
Family Dollar Stores, Inc.                                      10,400                          229
Amazon.com, Inc. (b)                                               700                          225
Gucci Group                                                      4,000                          195
99 Cents Only Stores                                             3,075                          151
Intimate Brands, Inc.                                            4,500                          134
Harley-Davidson, Inc.                                            2,800                          133
Catalina Marketing Corp. (b)                                       800                           55
                                                                                          ---------
                                                                                              2,754
Consumer Services 6.5%
Metzler Group, Inc. (b)                                          5,100                          248
Tricon Global Restaurants, Inc. (b)                              4,700                          236
Starbucks Corp. (b)                                              3,800                          213
Jacor Communications, Inc. (b)                                   2,500                          161
                                                                                          ---------
                                                                                                858
Consumer Staples 2.5%
Whitman Corp.                                                   13,000                          330

Energy 3.6%
Montana Power Co.                                                3,700                          209
Valero Energy Corp.                                              6,400                          136
Unicom Corp.                                                     3,200                          123
                                                                                          ---------
                                                                                                468
Financial & Business Services 16.6%
Providian Financial Corp.                                        5,400                          405
Firstar Corp.                                                    3,728                          348
Countrywide Credit Industries, Inc.                              6,700                          336
AFLAC, Inc.                                                      5,900                          260
Charles Schwab Corp.                                             4,500                          253
PaineWebber Group, Inc.                                          6,300                          243
Paychex, Inc.                                                    3,400                          175
Zions Bancorporation                                             2,700                          168
                                                                                          ---------
                                                                                              2,188
Health Care 11.7%
Watson Pharmaceuticals, Inc. (b)                                 6,900                          434
Express Scripts, Inc. "A" (b)                                    3,300                          222
Biogen, Inc.                                                     2,400                          199
Allergan, Inc.                                                   3,000                          194
C.R. Bard, Inc.                                                  3,100                          153
Biomet, Inc.                                                     3,300                          133
ALZA Corp. (b)                                                   2,400                          125
Immunex Corp. (b)                                                  600                           75
                                                                                          ---------
                                                                                              1,535
Technology 24.8%
American Power Conversion Corp. (b)                              6,600                          320
IMS Health, Inc. (b)                                             4,100                          309
Symbol Technologies, Inc.                                        4,100                          262
Maxim Integrated Products, Inc. (b)                              5,600                          245
Altera Corp. (b)                                                 4,000                          244
KLA-Tencor Corp. (b)                                             5,600                          243
Unisys Corp. (b)                                                 6,600                          227
Exodus Communications, Inc.                                      3,000                          193
International Network Services                                   2,800                          186
3Com Corp. (b)                                                   4,100                          184
NCR Corp. (b)                                                    3,900                          163
CSG Systems International, Inc.                                  2,000                          158
Synopsys, Inc. (b)                                               2,700                          146
Inktomi Corp. (b)                                                1,100                          142
Flextronics International Limited                                1,600                          137
Maxtor Corp.                                                     7,500                          105
                                                                                          ---------
                                                                                              3,264
                                                                                          ---------
Total Common Stocks                                                                          12,394
(Cost $9,682)                                                                             ---------

---------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.9%
---------------------------------------------------------------------------------------------------
                                                             Principal
                                                                Amount
                                                                (000s)
Repurchase Agreement 3.9%
State Street Bank
        3.500% due 01/04/99                                   $    515                          515
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 6.625% 06/30/01
        valued at $527,725. Repurchase
        proceeds are $515,200.)

                                                                                        -----------
Total Short-Term Instruments                                                                    515
                                                                                        -----------
(Cost $515)

Total Investments (a) 98.0%                                                             $    12,909
(Cost $10,197)

Other Assets and Liabilities (Net) 2.0%                                                         269
                                                                                        -----------
Net Assets 100.0%                                                                       $    13,178
                                                                                        -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                                           $     2,738

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                                                   (26)
                                                                                        -----------

Unrealized appreciation-net                                                             $     2,712
                                                                                        -----------

(b) Non-income producing security.

                                                      See accompanying notes  37

Schedule of Investments

International Growth Fund
December 31, 1998 (Unaudited)

                                                                                             Value
                                                                   Shares                    (000s)
-----------------------------------------------------------------------------------------------------
COMMON STOCKS 94.5%
-----------------------------------------------------------------------------------------------------
Canada 1.6%
JDS Fitel, Inc. (b)                                                   4,100                 $     102

China 2.9%
VTech Holdings Limited                                               28,800                       126
HSBC Holdings PLC                                                     2,400                        60
                                                                                            ---------
                                                                                                  186
Denmark 1.9%
Tele Danmark AS "A"                                                   1,800                       122

Finland 5.6%
Nokia Corp. - ADR                                                     1,900                       229
Sonera Group OYJ (b)                                                  4,000                        71
Fortum Corp. (b)                                                     10,000                        61
                                                                                            ---------
                                                                                                  361
France 6.9%
Business Objects SA SP - ADR (b)                                      6,100                       198
Societe Generale                                                        800                       130
Sanofi SA                                                               735                       121
                                                                                            ---------
                                                                                                  449
Germany 8.3%
Mannesmann AG                                                         1,900                       220
DaimlerChrysler AG (b)                                                1,300                       125
Douglas Holding AG                                                    1,700                       101
Porsche AG                                                               40                        92
                                                                                            ---------
                                                                                                  538
Greece 2.8%
National Bank of Greece SP - GDR                                      4,200                       183

Ireland 7.1%
Bank of Ireland                                                       8,223                       180
Esat Telecom Group PLC SP - ADR (b)                                   3,700                       142
CRH PLC                                                               7,967                       138
                                                                                            ---------
                                                                                                  460
Italy 7.0%
Telecom Italia Mobile SpA                                            23,000                       170
Credito Italiano                                                     17,500                       104
Instituto Nazionale delle Assicurazioni                              38,400                       101
SAI SpA                                                               6,200                        75
                                                                                            ---------
                                                                                                  450
Japan 10.1%
NTT Mobile Communication Network, Inc.                                   30                       123
Kao Corp.                                                             5,200                       117
Takeda Chemical Industries                                            3,000                       115
Sumitomo Bank Limited                                                 9,000                        92
Softbank Corp.                                                        1,200                        72
Olympus Optical Co. Limited                                           6,000                        69
Kirin Brewery Co. Limited                                             5,000                        63
                                                                                            ---------
                                                                                                  651
Mexico 1.1%
Organizacion Soriana SA de CV "B"                                    22,000                        69

Netherlands 9.7%
ING Groep NV                                                          3,722                       221
STMicroelectronics NV (b)                                             1,600                       125
Heineken NV                                                           1,900                       114
Equant (b)                                                            1,600                       109
Laurus NV                                                             2,400                        61
                                                                                            ---------
                                                                                                  630
Portugal 2.4%
Companhia de Seguros Mundial Confianca SA (b)                         2,800                        89
BPI-SGPS SA                                                           1,900                        64
                                                                                            ---------
                                                                                                  153
Singapore 1.6%
Natsteel Electronics Limited                                         41,200                       105

Spain 1.6%
Corp. Financiera Reunida SA (b)                                       6,915                       101

Switzerland 8.2%
Julius Baer Holding AG "B"                                               45                       150
Novartis AG                                                              67                       132
Schweizerische Lebensversicherungs-
        und Rentenanstalt (b)                                           125                        93
Swisscom AG (b)                                                       2,000                        85
Kudelski SA (b)                                                          25                        69
                                                                                            ---------
                                                                                                  529
United Kingdom 12.0%
Vodafone Group PLC SP - ADR                                           1,000                       161
Energis PLC (b)                                                       7,200                       161
Royal Bank of Scotland Group PLC                                      9,200                       148
Colt Telecom Group PLC SP - ADR (b)                                   2,100                       126
Cadbury Schweppes PLC                                                 7,200                       122
British Aerospace PLC                                                 7,200                        61
                                                                                            ---------
                                                                                                  779
United States 3.7%
Newbridge Networks Corp. (b)                                          5,500                       167
Gilat Satellite Networks Limited (b)                                  1,300                        72
                                                                                            ---------
                                                                                                  239
                                                                                            ---------
Total Common Stocks                                                                             6,107
(Cost $4,993)                                                                               ---------

-----------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.5%
-----------------------------------------------------------------------------------------------------

                                                                  Principal
                                                                     Amount
                                                                     (000s)
Repurchase Agreement 5.5%
State Street Bank
          3.500% due 01/04/99                                    $      356                       356
          (Dated 12/31/98. Collateralized by
          U.S. Treasury Note 7.125% 02/15/23
          valued at $365,717. Repurchase
          proceeds are $356,138.)
                                                                                         ------------
Total Short-Term Instruments                                                                      356
(Cost $356)                                                                              ------------


Total Investments (a) 100.0%                                                             $      6,463
(Cost $5,349)

Other Assets and Liabilities (Net) 0.0%                                                             1
                                                                                         ------------
Net Assets 100.0%                                                                        $      6,464
                                                                                         ------------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value tax cost.                                                                $      1,175

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                                                    (61)
                                                                                         ------------
Unrealized appreciation-net                                                              $      1,114
                                                                                         ------------
(b) Non-income producing security.



38 See accompanying notes

Schedule of Investments

Equity Income Fund
December 31, 1998 (Unaudited)

                                                                                         Value
                                                           Shares                       (000s)
----------------------------------------------------------------------------------------------
COMMON STOCKS 97.5%
----------------------------------------------------------------------------------------------
Aerospace 2.2%
BFGoodrich Co.                                            121,500                 $      4,359

Capital Goods 6.2%
Dana Corp.                                                102,900                        4,206
GATX Corp.                                                109,000                        4,128
Hubbell, Inc. "B"                                         107,700                        4,093
                                                                                  ------------
                                                                                        12,427
Communications 6.0%
U.S. West, Inc.                                            64,000                        4,136
GTE Corp.                                                  60,800                        4,100
Bell Atlantic Corp.                                        66,932                        3,803
                                                                                  ------------
                                                                                        12,039
Consumer Discretionary 13.8%
Ford Motor Co.                                             73,300                        4,302
Intimate Brands, Inc.                                     140,500                        4,197
Springs Industries, Inc. "A"                               97,300                        4,032
American Greetings Corp. "A"                               98,000                        4,024
VF Corp.                                                   83,600                        3,919
Armstrong World Industries                                 59,600                        3,595
Penney J.C., Inc.                                          73,900                        3,464
                                                                                  ------------
                                                                                        27,533
Consumer Staples 10.3%
RJR Nabisco Holdings Corp.                                279,000                        8,283
Kimberly-Clark Corp.                                       80,300                        4,376
SUPERVALU, Inc.                                           142,600                        3,993
Anheuser Busch Cos., Inc.                                  58,900                        3,865
                                                                                  ------------
                                                                                        20,517
Energy 9.3%
Kerr McGee Corp.                                          104,600                        4,001
Mobil Corp.                                                45,000                        3,921
Repsol SA SP - ADR                                         69,500                        3,796
Atlantic Richfield Co.                                     55,400                        3,615
Ultramar Diamond Shamrock Corp.                           139,500                        3,383
                                                                                  ------------
                                                                                        18,716
Financial & Business Services 19.3%
PNC Bank Corp.                                            150,000                        8,119
Union Planters Corp.                                      155,900                        7,064
Ohio Casualty Corp.                                        99,900                        4,108
Deluxe Corp.                                              111,000                        4,058
Bankers Trust New York Corp.                               46,800                        3,998
CIGNA Corp.                                                51,000                        3,943
Chase Manhattan Corp.                                      56,000                        3,812
HRPT Properties Trust                                     252,600                        3,552
                                                                                  ------------
                                                                                        38,654
Health Care 4.0%
American Home Products Corp.                               75,000                        4,223
Mallinckrodt Group, Inc.                                  123,500                        3,805
                                                                                  ------------
                                                                                         8,028
Materials & Processing 13.2%
Georgia-Pacific Corp. (Timber Group)                      176,700                        4,208
Tenneco, Inc.                                             119,600                        4,074
Westvaco Corp.                                            150,000                        4,022
Dow Chemical Co.                                           41,300                        3,756
Phelps Dodge Corp.                                         70,000                        3,561
USX-U.S. Steel Group, Inc.                                151,200                        3,478
Union Carbide Corp.                                        80,000                        3,400
                                                                                  ------------
                                                                                        26,499
Technology 1.9%
Harris Corp.                                              102,000                        3,736

Utilities 11.3%
Allegheny Energy, Inc.                                    120,000                        4,139
Baltimore Gas & Electric                                  129,000                        3,983
Peoples Energy Corp.                                       99,000                        3,948
Public Service Enterprise Group, Inc.                      94,500                        3,780
NICOR, Inc.                                                85,000                        3,591
DTE Energy Co.                                             76,000                        3,259
                                                                                  ------------
                                                                                        22,700
                                                                                  ------------
Total Common Stocks                                                                    195,208
(Cost $178,144)                                                                   ------------

                                                        Principal
                                                           Amount                        Value
                                                           (000s)                       (000s)
----------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.9%
----------------------------------------------------------------------------------------------
Repurchase Agreement 0.9%
State Street Bank
        3.500% due 01/04/99                             $   1,845                 $      1,845
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 5.750% 10/31/02
        valued at $1,883,250. Repurchase
        proceeds are $1,845,718.)
                                                                                  ------------
Total Short-Term Instruments                                                             1,845
                                                                                  ------------
(Cost $1,845)

Total Investments (a) 98.4%                                                       $    197,053
(Cost $179,989)

Other Assets and Liabilities (Net) 1.6%                                                  3,260
                                                                                  ------------

Net Assets 100.0%                                                                 $    200,313
                                                                                  ------------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                                     $     27,721

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                                          (10,657)
                                                                                  ------------
Unrealized appreciation-net                                                       $     17,064
                                                                                  ------------

                                                       See accompanying notes 39

Schedule of Investments
Value Fund
December 31, 1998 (Unaudited)

                                                                                           Value
                                                              Shares                       (000s)
-------------------------------------------------------------------------------------------------
COMMON STOCKS 97.0%
-------------------------------------------------------------------------------------------------
Aerospace 1.2%
Northrop Grumman Corp.                                        40,000                 $      2,925

Capital Goods 3.8%
Dana Corp.                                                   120,200                        4,913
Deere & Co.                                                  134,100                        4,442
                                                                                     ------------
                                                                                            9,355
Communications 6.0%
GTE Corp.                                                    110,000                        7,418
Bell Atlantic Corp.                                          128,300                        7,289
                                                                                     ------------
                                                                                           14,707
Consumer Discretionary 12.9%
Whirlpool Corp.                                              130,000                        7,199
VF Corp.                                                     150,000                        7,031
American Greetings Corp. "A"                                 115,000                        4,722
Dillards, Inc. "A"                                           165,000                        4,682
Tupperware Corp.                                             169,900                        2,793
King World Productions, Inc.                                  90,000                        2,649
Cracker Barrel Old Country Store, Inc.                       105,000                        2,448
                                                                                     ------------
                                                                                           31,524
Consumer Services 2.1%
Central Newspapers, Inc. "A"                                  70,800                        5,058

Consumer Staples 13.1%
SUPERVALU, Inc.                                              260,000                        7,280
Whitman Corp.                                                210,000                        5,329
Kimberly-Clark Corp.                                          90,000                        4,905
RJR Nabisco Holdings Corp.                                   165,000                        4,898
Anheuser Busch Cos., Inc.                                     74,100                        4,863
IBP, Inc.                                                    160,000                        4,660
                                                                                     ------------
                                                                                           31,935
Energy 9.7%
Repsol SA SP - ADR                                           135,000                        7,374
Mobil Corp.                                                   77,000                        6,709
Kerr McGee Corp.                                             127,000                        4,858
Ultramar Diamond Shamrock Corp.                              200,000                        4,850
                                                                                     ------------
                                                                                           23,791
Environmental Services 2.7%
Browning Ferris Industries, Inc.                             230,000                        6,541

Financial & Business Services 11.7%
Chase Manhattan Corp.                                        105,000                        7,147
Countrywide Credit Industries, Inc.                          100,000                        5,019
PNC Bank Corp.                                                92,000                        4,980
Union Planters Corp.                                         100,000                        4,531
Bear Stearns Cos.                                            120,000                        4,485
Loews Corp.                                                   26,000                        2,555
                                                                                     ------------
                                                                                           28,717
Health Care 9.2%
Amgen, Inc. (b)                                               70,000                        7,319
American Home Products Corp.                                  98,000                        5,519
CIGNA Corp.                                                   66,000                        5,103
Mallinckrodt Group, Inc.                                     147,500                        4,545
                                                                                     ------------
                                                                                           22,486
Materials & Processing 7.8%
Union Carbide Corp.                                          140,100                        5,954
USG Corp. (b)                                                100,000                        5,094
USX-U.S. Steel Group, Inc.                                   180,000                        4,140
Westvaco Corp.                                               144,600                        3,877
                                                                                     ------------
                                                                                           19,065
Technology 6.8%
Apple Computer, Inc.                                         120,000                        4,913
Harris Corp.                                                 130,000                        4,761
Storage Technology Corp. (b)                                 131,200                        4,666
Adobe Systems, Inc.                                           47,500                        2,221
                                                                                     ------------
                                                                                           16,561
Transportation 1.0%
UAL Corp. (b)                                                 40,000                 $      2,388

Utilities 9.0%
Public Service Enterprise Group, Inc.                        185,000                        7,396
DTE Energy Co.                                               170,000                        7,289
NICOR, Inc.                                                  170,000                        7,183
                                                                                     ------------
                                                                                           21,868
                                                                                     ------------
Total Common Stocks                                                                       236,921
(Cost $222,027)                                                                      ------------

-------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.9%
-------------------------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
                                                              (000s)
Repurchase Agreement 2.9%
State Street Bank
        3.500% due 01/04/99                                $   7,002                        7,002
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 7.500% 02/15/05
        valued at $105,525. Repurchase
        proceeds are $100,039.)
                                                                                     ------------
Total Short-Term Instruments                                                                7,002
                                                                                     ------------
(Cost $7,002)

Total Investments (a) 99.9%                                                          $    243,923
(Cost $229,029)

Other Assets and Liabilities (Net) 0.1%                                                       280
                                                                                     ------------
Net Assets 100.0%                                                                    $    244,203
                                                                                     ------------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                                                       $     29,842

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                                            (14,948)
                                                                                     ------------
Unrealized appreciation-net                                                          $     14,894
                                                                                     ------------

(b) Non-income producing security.

40  See accompanying notes

Schedule of Investments

Value 25 Fund
December 31, 1998 (Unaudited)

                                                                                           Value
                                                              Shares                      (000s)
------------------------------------------------------------------------------------------------
COMMON STOCKS 91.6%
------------------------------------------------------------------------------------------------
Aerospace 5.8%
Cordant Technologies, Inc.                                     3,100                  $      116

Building 17.4%
Clayton Homes, Inc.                                            9,062                         127
Lennar Corp.                                                   4,200                         106
Lafarge Corp.                                                  1,900                          77
York International Corp.                                       1,000                          41
                                                                                      ----------
                                                                                             351
Capital Goods 10.4%
Snap-On, Inc.                                                  2,350                          82
Paccar, Inc.                                                   1,700                          70
GATX Corp.                                                     1,500                          57
                                                                                      ----------
                                                                                             209
Consumer Discretionary 20.3%
Lancaster Colony Corp.                                         3,000                          96
Thomas & Betts Corp.                                           2,200                          95
Ross Stores, Inc.                                              2,400                          95
Warnaco Group, Inc. "A"                                        3,400                          86
Armstrong World Industries                                       600                          36
                                                                                      ----------
                                                                                             408
Energy 3.5%
Ultramar Diamond Shamrock Corp.                                2,900                          70

Financial & Business Services 26.6%
Old Republic International Corp.                               5,500                         124
Crescent Real Estate Equities Co.                              4,100                          94
Golden West Financial Corp.                                      950                          87
American National Insurance Co.                                1,000                          83
UnionBanCal Corp.                                              1,800                          61
SLM Holding Corp.                                                650                          31
Deluxe Corp.                                                     800                          29
Lehman Brothers Holdings, Inc.                                   600                          26
                                                                                      ----------
                                                                                             535
Materials & Processing 7.6%
Bowater, Inc.                                                  2,400                          99
Millennium Chemicals, Inc.                                     2,700                          54
                                                                                      ----------
                                                                                             153
                                                                                      ----------
Total Common Stocks                                                                        1,842
(Cost $1,800)                                                                         ----------

------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.0%
------------------------------------------------------------------------------------------------
                                                           Principal
                                                              Amount
                                                              (000s)
Repurchase Agreement 5.0%
State Street Bank
        3.500% due 01/04/99                                   $  100                         100
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 7.500% 02/15/05
        valued at $105,525. Repurchase
        proceeds are $100,039.)
                                                                                      ----------
Total Short-Term Instruments                                                                 100
                                                                                      ----------
(Cost $100)

Total Investments (a) 96.6%                                                           $    1,942
(Cost $1,900)

Other Assets and Liabilities (Net) 3.4%                                                       68
                                                                                      ----------
Net Assets 100.0%                                                                     $    2,010
                                                                                      ----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                                                        $       87

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                                               (45)
                                                                                      ----------
Unrealized appreciation-net                                                           $       42
                                                                                      ----------

                                                       See accompanying notes 41

Schedule of Investments

Small-Cap Value Fund
December 31, 1998 (Unaudited)

                                                                                                 Value
                                                                   Shares                       (000s)
------------------------------------------------------------------------------------------------------
COMMON STOCKS 96.4%
------------------------------------------------------------------------------------------------------
Aerospace 2.9%
Newport News Shipbuilding, Inc.                                   130,300                     $  4,356
Cordant Technologies, Inc.                                        100,000                        3,750
Kaman Corp.                                                       228,000                        3,662
                                                                                              --------
                                                                                                11,768
Building 5.0%
Lennar Corp.                                                      184,000                        4,646
Hughes Supply, Inc.                                               140,000                        4,095
Fleetwood Enterprises, Inc.                                       111,000                        3,857
Lone Star Industries, Inc.                                        100,000                        3,681
Butler Manufacturing Co.                                          158,000                        3,535
                                                                                              --------
                                                                                                19,814
Capital Goods 12.6%
Intermet Corp.                                                    359,000                        4,689
Borg-Warner Automotive, Inc.                                       79,000                        4,409
Meritor Automotive, Inc.                                          196,500                        4,163
Westinghouse Air Brake Co.                                        170,000                        4,154
Standard Products                                                 203,000                        4,135
GenCorp, Inc.                                                     163,000                        4,065
Precision Castparts Corp.                                          91,000                        4,027
MTS Systems Corp.                                                 289,000                        3,902
Aeroquip-Vickers, Inc.                                            127,000                        3,802
Barnes Group, Inc.                                                123,000                        3,613
Tecumseh Products Co. 'A'                                          73,000                        3,404
C&D Technologies, Inc.                                            118,000                        3,245
Gleason Corp.                                                     169,000                        3,063
                                                                                              --------
                                                                                                50,671
Communications 2.0%
General Cable Corp.                                               199,200                        4,084
Aliant Communications, Inc.                                        96,000                        3,924
                                                                                              --------
                                                                                                 8,008
Consumer Discretionary 14.6%
Claire's Stores, Inc.                                             215,000                        4,408
Great Atlantic & Pacific Tea Co., Inc.                            146,000                        4,325
Burlington Coat Factory Warehouse Corp.                           259,000                        4,225
Jostens, Inc.                                                     160,000                        4,190
Toro Co.                                                          144,000                        4,103
Haverty Furniture Cos., Inc.                                      195,000                        4,095
Sturm Ruger & Co., Inc.                                           340,000                        4,059
Brown Group, Inc.                                                 222,000                        3,899
Harman International Industries, Inc.                             100,000                        3,813
Pillowtex Corp.                                                   141,200                        3,777
Kimball International 'B'                                         194,000                        3,686
Enesco Group, Inc.                                                158,000                        3,674
Rival Co.                                                         270,000                        3,628
Ennis Business Forms                                              340,000                        3,379
Guilford Mills, Inc.                                              190,000                        3,171
                                                                                              --------
                                                                                                58,432
Consumer Services 4.9%
Chemed Corp.                                                      125,000                        4,188
Applebee's International, Inc.                                    188,000                        3,878
Lubys Cafeterias, Inc.                                            250,000                        3,859
Norrell Corp.                                                     257,000                        3,791
Sbarro, Inc.                                                      143,000                        3,745
                                                                                              --------
                                                                                                19,461
Consumer Staples 4.2%
Michael Foods, Inc.                                               160,000                        4,800
Universal Foods                                                   163,000                        4,472
Nash Finch Co.                                                    272,300                        3,880
Universal Corp.                                                   107,000                        3,758
                                                                                              --------
                                                                                                16,910
Energy 3.7%
Helmerich & Payne, Inc.                                           205,300                        3,978
Snyder Oil Corp.                                                  275,000                        3,661
World Fuel Services Corp.                                         296,000                        3,182
Mitchell Energy & Development Corp. 'B'                           185,000                        2,151
Vintage Petroleum, Inc.                                           203,000                        1,751
                                                                                              --------
                                                                                                14,723
Financial & Business Services 24.3%
Bowne & Co., Inc.                                                 277,000                        4,951
Merrill Corp.                                                     243,000                        4,693
Orion Capital Corp.                                               108,000                        4,300
Firstbank Corp.                                                   142,000                        4,287
PXRE Corp.                                                        164,000                        4,110
Innkeepers USA Trust                                              340,000                        4,016
AmerUs Life Holdings, Inc.                                        179,000                        4,005
Presidential Life Corp.                                           200,000                        3,975
New Plan Excel Realty Trust                                       178,400                        3,958
McGrath Rentcorp                                                  179,200                        3,942
Hubco, Inc.                                                       130,700                        3,937
Southwest Securities Group, Inc.                                  195,000                        3,924
Selective Insurance Group                                         192,000                        3,864
Arthur J. Gallagher & Co.                                          87,000                        3,839
National Golf Properties, Inc.                                    132,000                        3,820
Commercial Federal Corp.                                          163,000                        3,780
Washington Federal, Inc.                                          141,000                        3,763
TriNet Corp. Realty Trust, Inc.                                   135,000                        3,611
Franchise Finance Corp. of America                                148,000                        3,552
United Dominion Realty Trust                                      340,000                        3,506
American Health Properties, Inc.                                  170,000                        3,506
Glimcher Realty Trust                                             220,000                        3,451
Dain Rauscher Corp.                                               113,000                        3,334
BankAtlantic Bancorp, Inc. 'A'                                    470,000                        3,026
Kelly Services, Inc.                                               64,800                        2,057
Rollins Truck Leasing Co.                                         124,700                        1,839
                                                                                              --------
                                                                                                97,046
Health Care 1.8%
Invacare Corp.                                                    167,000                        4,008
Arrow International, Inc.                                         101,500                        3,185
                                                                                              --------
                                                                                                 7,193
Materials & Processing 7.9%
Wausau-Mosinee Paper Corp.                                        248,400                        4,394
Caraustar Industries, Inc.                                        143,000                        4,084
Commercial Metals Co.                                             145,000                        4,024
Cleveland-Cliffs, Inc.                                             95,000                        3,830
Universal Forest Products, Inc.                                   189,200                        3,796
Mississippi Chemical Corp.                                        265,000                        3,710
Ethyl Corp.                                                       628,000                        3,650
Wellman, Inc.                                                     265,000                        2,700
Castle (A.M.) & Co.                                               103,900                        1,559
                                                                                              --------
                                                                                                31,747
Technology 1.6%
Autodesk, Inc.                                                     95,000                        4,055
Dallas Semiconductor Corp.                                         60,300                        2,457
                                                                                              --------
                                                                                                 6,512
Transportation 3.1%
USFreightways Corp.                                               146,000                        4,252
Airborne Freight Corp.                                            114,000                        4,111
Sea Containers Limited 'A'                                        132,300                        3,961
                                                                                              --------
                                                                                                12,324
Utilities 7.8%
Public Service Co. of New Mexico                                  200,000                        4,087
Commonwealth Energy System                                        100,000                        4,050
Eastern Utilities Assn.                                           143,000                        4,040
Eastern Enterprises                                                90,000                        3,938
Washington Gas Light Co.                                          142,000                        3,852
Rochester Gas & Electric Corp.                                    122,000                        3,813
CMP Group, Inc.                                                   200,000                        3,775
National Fuel Gas Co.                                              80,000                        3,615
                                                                                              --------
                                                                                                31,170
                                                                                              --------
Total Common Stocks                                                                            385,779
(Cost $402,830)                                                                               --------


42  See accompanying notes

                                                                       Principal
                                                                          Amount                     Value
                                                                          (000s)                    (000s)
----------------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.1%
----------------------------------------------------------------------------------------------------------
Repurchase Agreement 4.1%
State Street Bank
    3.500% due 01/04/99                                                $  16,493                 $  16,493
    (Dated 12/31/98. Collateralized by
    U.S. Treasury Note 5.625% 11/30/99
    valued at $16,824,781. Repurchase
    proceeds are $16,499,414.)
                                                                                                 ---------
Total Short-Term Instruments                                                                        16,493
(Cost $16,493)                                                                                   ---------


Total Investments (a) 100.5%                                                                     $ 402,272
(Cost $419,323)

Other Assets and Liabilities (Net) (0.5%)                                                           (2,138)
                                                                                                 ---------

Net Assets 100.0%                                                                                $ 400,134
                                                                                                 ---------


Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value tax cost                                                                         $  24,175

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                                                      (41,226)
                                                                                                 ---------

Unrealized depreciation-net                                                                      $ (17,051)
                                                                                                 ---------

                                                      See accompanying notes  43

Schedule of Investments

Enhanced Equity Fund
December 31, 1998 (Unaudited)


                                                                                           Value
                                                              Shares                      (000s)
------------------------------------------------------------------------------------------------
COMMON STOCKS 99.5%
------------------------------------------------------------------------------------------------
Aerospace 0.4%
Raytheon Co. 'B'                                               2,200                    $    117
BF Goodrich Co.                                                2,200                          79
                                                                                        --------
                                                                                             196
Building 0.7%
Centex Corp.                                                   7,200                         324
Fleetwood Enterprises, Inc.                                    1,800                          63
                                                                                        --------
                                                                                             387
Capital Goods 8.7%
General Electric Co.                                          17,300                       1,766
United Technologies Corp.                                      3,800                         413
AlliedSignal, Inc.                                             9,200                         408
Honeywell, Inc.                                                4,200                         316
Sunoco, Inc.                                                   6,700                         242
Ingersoll-Rand Co.                                             4,700                         221
Nacco Industries, Inc. 'A'                                     2,300                         212
Tyco International Limited                                     2,700                         204
W.R. Grace & Co.                                              11,600                         182
McDermott International, Inc.                                  7,200                         178
Deere & Co.                                                    4,300                         142
General Dynamics Corp.                                         2,400                         141
Paccar, Inc.                                                   3,100                         127
Avery Dennison Corp.                                           1,700                          77
Caterpillar, Inc.                                              1,200                          55
Engelhard Corp.                                                2,100                          41
Dana Corp.                                                       800                          33
                                                                                        --------
                                                                                           4,758
Communications 8.8%
AT&T Corp.                                                    14,000                       1,054
SBC Communications, Inc.                                      12,300                         660
U.S. West, Inc.                                                8,600                         556
BellSouth Corp.                                               11,140                         556
Bell Atlantic Corp.                                            8,518                         484
MCI WorldCom, Inc.                                             5,100                         366
GTE Corp.                                                      5,200                         351
Viacom, Inc. 'B' (b)                                           4,400                         326
Knight-Ridder, Inc.                                            4,800                         245
Viacom, Inc. 'A'                                               1,600                         118
MediaOne Group, Inc. (b)                                       1,600                          75
                                                                                        --------
                                                                                           4,791
Consumer Discretionary 12.7%
Wal-Mart Stores, Inc.                                         11,400                         928
Ford Motor Co.                                                14,200                         833
Dayton Hudson Corp.                                           12,800                         694
Procter & Gamble Co.                                           7,200                         657
Gap, Inc.                                                      9,900                         557
TJX Cos., Inc.                                                13,000                         377
Costco Cos., Inc. (b)                                          5,000                         361
Eastman Kodak Co.                                              3,800                         274
VF Corp.                                                       5,600                         263
Liz Claiborne, Inc.                                            8,200                         259
Federated Department Stores, Inc. (b)                          5,900                         257
General Motors Corp.                                           3,200                         229
Masco Corp.                                                    7,900                         227
Hasbro, Inc.                                                   4,950                         179
Lowe's Cos., Inc.                                              3,300                         169
Black & Decker Corp.                                           2,300                         129
Pitney Bowes, Inc.                                             1,700                         112
Alberto-Culver Co.                                             4,000                         107
King World Productions, Inc.                                   3,600                         106
Colgate-Palmolive Co.                                          1,000                          93
Cendant Corp. (b)                                              4,300                          82
Tandy Corp.                                                      500                          21
                                                                                        --------
                                                                                           6,914
Consumer Services 1.6%
Gannett, Inc.                                                  8,100                         536
Omnicom Group                                                  2,900                         168
New York Times Co.                                             4,500                         156
                                                                                        --------
                                                                                             860
Consumer Staples 7.1%
Coca-Cola Co.                                                 13,500                         903
Albertson's, Inc.                                              6,500                         414
Quaker Oats Co.                                                6,400                         381
Pepsico, Inc.                                                  8,000                         328
Philip Morris Cos., Inc.                                       5,100                         273
Unilever NV                                                    3,200                         265
SUPERVALU, Inc.                                                9,200                         258
Sara Lee Corp.                                                 8,200                         231
Kroger Co. (b)                                                 3,500                         212
Fortune Brands, Inc.                                           5,800                         183
Adolph Coors Co. 'B'                                           3,000                         169
General Mills, Inc.                                            1,400                         109
Bestfoods                                                      1,500                          80
Louisiana-Pacific Corp.                                        2,500                          46
Sysco Corp.                                                    1,600                          44
                                                                                        --------
                                                                                           3,896
Energy 4.8%
Exxon Corp.                                                   13,000                         951
Chevron Corp.                                                  5,900                         489
Royal Dutch Petroleum Co.                                      6,100                         292
Mobil Corp.                                                    3,100                         270
Halliburton Co.                                                7,600                         225
Ashland, Inc.                                                  3,000                         145
Rowan Cos., Inc. (b)                                          11,400                         114
USX Marathon Group                                             3,700                         111
                                                                                        --------
                                                                                           2,597
Financial & Business Services 16.4%
Federal National Mortgage Assn.                                9,500                         703
First Union Corp.                                             11,430                         695
Citigroup, Inc.                                               11,907                         589
BankAmerica Corp.                                              9,274                         558
American International Group, Inc.                             5,050                         488
Chase Manhattan Corp.                                          6,458                         440
Allstate Corp.                                                11,300                         436
Conseco, Inc.                                                 12,600                         384
Sun Trust Banks, Inc.                                          4,500                         344
State Street Corp.                                             4,800                         334
Countrywide Credit Industries, Inc.                            6,100                         306
Bank of New York                                               6,900                         278
Bank One Corp.                                                 5,244                         268
Morgan Stanley, Dean Witter, Discover and Co.                  3,530                         251
Deluxe Corp.                                                   6,600                         241
Federal Home Loan Mortgage Corp.                               3,700                         238
Lincoln National Corp.                                         2,500                         205
BankBoston Corp.                                               5,200                         202
Dun & Bradstreet Corp.                                         6,000                         189
Mellon Bank Corp.                                              2,700                         186
Lehman Brothers Holdings, Inc.                                 4,000                         176
Fleet Financial Group, Inc.                                    3,900                         174
MGIC Investment Corp.                                          4,200                         167
Aon Corp.                                                      2,600                         144
American Express Co.                                           1,400                         143
Northern Trust Corp.                                           1,600                         140
Bear Stearns Cos.                                              3,600                         135
National City Corp.                                            1,800                         131
Merrill Lynch & Co.                                            1,900                         127
Comerica, Inc.                                                 1,500                         102
Loews Corp.                                                      800                          79
H&R Block, Inc.                                                1,100                          50
Golden West Financial Corp.                                      500                          46
MBIA, Inc.                                                       200                          13
                                                                                        --------
                                                                                           8,962
Health Care 11.5%
Bristol-Myers Squibb Co.                                       7,400                         990
Merck & Co., Inc.                                              6,500                         960
Pfizer, Inc.                                                   7,100                         891
Schering-Plough Corp.                                         15,600                         862
Eli Lilly & Co.                                                5,800                         515
Warner-Lambert Co.                                             5,000                         376
Johnson & Johnson                                              3,400                         285
Becton Dickinson & Co.                                         5,500                         235
Bausch & Lomb, Inc.                                            3,400                         204

44  See accompanying notes

                                                                                            Value
                                                                 Shares                    (000s)
-------------------------------------------------------------------------------------------------
Guidant Corp.                                                     1,800                  $    198
HBO & Co.                                                         6,900                       198
CIGNA Corp.                                                       2,000                       155
Allergan, Inc.                                                    1,900                       123
Abbott Laboratories                                               2,000                        98
Cardinal Health, Inc.                                             1,050                        80
St. Jude Medical Inc.                                             1,800                        50
Shared Medical Systems Corp.                                        700                        35
PharMerica, Inc. (b)                                              1,500                         9
                                                                                         --------
                                                                                            6,264
Materials & Processing 2.1%
Fort James Corp.                                                  7,400                       296
Bethlehem Steel Corp. (b)                                        24,600                       206
Armco, Inc. (b)                                                  36,300                       159
Air Products & Chemicals                                          3,700                       148
Reynolds Metals Co.                                               2,100                       111
FMC Corp. (b)                                                     1,600                        90
Aluminum Co. of America                                           1,000                        75
USX-U.S. Steel Group, Inc.                                        2,400                        55
                                                                                         --------
                                                                                            1,140
Technology 18.2%
Microsoft Corp. (b)                                              18,600                     2,578
Lucent Technologies, Inc.                                        11,200                     1,230
Intel Corp.                                                       8,800                     1,043
International Business Machines Corp.                             4,700                       868
Sun Microsystems, Inc. (b)                                        8,600                       736
Dell Computer Corp. (b)                                           8,700                       637
Cisco Systems, Inc. (b)                                           5,950                       552
Unisys Corp. (b)                                                 13,400                       461
Compaq Computer Corp. (b)                                         7,474                       313
Oracle Corp. (b)                                                  6,300                       272
Autodesk, Inc.                                                    6,300                       269
IMS Health, Inc. (b)                                              3,000                       226
Xerox Corp.                                                       1,600                       189
Tellabs, Inc. (b)                                                 2,200                       151
Northern Telecom Limited                                          3,000                       150
Computer Associates International, Inc.                           3,300                       141
Apple Computer, Inc.                                              1,700                        70
Computer Sciences Corp.                                             700                        45
Andrew Corp. (b)                                                    500                         8
                                                                                         --------
                                                                                            9,939
Transportation 2.5%
AMR Corp. (b)                                                     7,700                       457
U.S. Airways Group, Inc. (b)                                      5,400                       281
Navistar International Corp. (b)                                  6,900                       197
Laidlaw, Inc.                                                    18,600                       187
Southwest Airlines Co.                                            8,050                       181
Delta Air Lines, Inc.                                             1,200                        62
                                                                                         --------
                                                                                            1,365
Utilities 4.0%
Ameritech Corp.                                                  11,700                       741
FPL Group, Inc.                                                   5,000                       308
Houston Industry, Inc.                                            8,000                       257
Consolidated Edison, Inc.                                         4,600                       243
DTE Energy Co.                                                    5,600                       240
Edison International                                              6,200                       173
Dominion Resources, Inc.                                          2,500                       117
Coastal Corp.                                                     3,000                       105
                                                                                         --------
                                                                                            2,184
                                                                                         --------
Total Common Stocks                                                                        54,253
(Cost $40,730)                                                                           --------


                                                              Principal
                                                                 Amount                     Value
                                                                 (000s)                    (000s)
-------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.4%
-------------------------------------------------------------------------------------------------
Repurchase Agreement 0.4%
State Street Bank
        3.500% due 01/04/99                                    $    227                 $     227
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 10.625% 08/15/15
        valued at $235,466. Repurchase
        proceeds are $227,088.)
                                                                                        ---------
Total Short-Term Instruments                                                                  227
(Cost $227)                                                                             ---------

Total Investments (a) 99.9%                                                              $ 54,480
(Cost $40,957)

Other Assets and Liabilities 0.1%                                                              60
                                                                                        ---------

Net Assets 100.0%                                                                        $ 54,540
                                                                                        ---------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31,1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax costs                                                           $ 15,057

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                                              (1,534)
                                                                                        ---------

Unrealized appreciation-net                                                              $ 13,523
                                                                                        ---------
(b) Non-income producing security.

                                                      See accompanying notes  45

Schedule of Investments

Structured Emerging Markets Fund
December 31, 1998 (Unaudited)

                                                                                                         Value
                                                                            Shares                      (000s)
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 99.6%
--------------------------------------------------------------------------------------------------------------
Argentina 3.9%
Perez Companc SA "B"                                                        57,588                  $      244
Molinos Rio de la Plata SA                                                  61,050                         144
YPF Sociedad Anonima "D"                                                     5,076                         142
Telecom Argentina SA "B"                                                    24,749                         140
Nobleza Piccardo S.A.I.C. y F.                                              40,467                         138
Telefonica de Argentina SA                                                  46,356                         132
Banco Frances SA                                                            18,485                         131
Acindar Industria Argentina de Aceros SA "B"                               104,706                         125
Banco de Galicia y Buenos Aires SA de CV "B"                                19,436                          86
Buenos Aires Embotella                                                         113                           0
                                                                                                    ----------
                                                                                                         1,282
Baltic Nations 1.0%
Baltic Fund "A"                                                              4,460                         316
Baltic Fund "C"                                                                320                           9
                                                                                                    ----------
                                                                                                           325
Botswana 1.2%
Standard Chart Bank Botswana                                                33,946                         180
Sechaba Breweries Limited                                                  121,900                         141
Sefalana Holding Co. Limited                                                80,500                          72
                                                                                                    ----------
                                                                                                           393
Brazil 3.9%
Companhia Fabricadora de Pecas                                              22,047                         137
Telecomunicacoes Brasileiras SA SP - ADR                                     1,800                         131
Brasmotor SA (b)                                                         1,270,000                         126
Petroleo Brasileiro SA                                                       9,850                         112
Companhia Cervejaria Brahma                                                234,531                         101
Banco Estado de Sao Paul                                                 2,410,000                         100
Companhia Vidraria Santa Marina                                             48,000                          75
Casa Anglo Brasileira SA                                                 4,360,773                          72
Telecomunicacoes Brasileiras SA Receipts (b)                               971,323                          71
Banco Do Brasil SA                                                      10,300,000                          69
Itausa-Investimentos Itau SA                                               123,700                          69
Petroleo Brasileiro SA                                                     534,543                          61
Telecomunicacoes de Sao Paulo SA                                           388,495                          53
Centrais Electricas Brasileiras SA "B"                                   2,310,490                          44
Light -Servicos de Electricidade SA                                        174,301                          21
Companhia Suzano de Papel e Celulose                                        46,000                          21
Telesp Celular SA "B" (b)                                                  371,057                          17
                                                                                                    ----------
                                                                                                         1,280
Chile 3.8%
Sociedad Quimica y Minera de Chile SA SP - ADR                               4,000                         135
Banco Santiago SA SP - ADR                                                   8,400                         125
Cristalerias de Chile SP - ADR                                               9,200                         121
Maderas y Sinteticos SA SP - ADR                                            18,400                         117
Compania Cervecerias Unidas SA SP - ADR                                      5,600                         108
Administradora de Fondos
        de Pensiones Provida SA SP - ADR                                     7,900                         106
Madeco SA SP - ADR                                                          11,400                          95
Compania de Telecomunicaciones
        de Chile SA SP - ADR                                                 4,545                          94
Enersis SA SP - ADR                                                          3,000                          77
Laboratorio Chile SA - ADR                                                   4,600                          66
Gener SA SP - ADR                                                            3,900                          62
Embotelladora Andina SA SP - ADR "B"                                         4,300                          56
Empresa Nacional de Electricidad SA SP - ADR                                 4,900                          56
Embotelladora Andina SA SP - ADR "A"                                         3,500                          51
                                                                                                    ----------
                                                                                                         1,269
China 3.8%
China Telecom Limited (b)                                                  119,000                         206
China Resources Enterprise Limited                                          68,000                         106
Yizheng Chemical Fibre Co. Limited "H"                                     988,000                          91
Qingling Motors Co. "H"                                                    502,000                          88
China Travel International
        Investment Hong Kong Limited                                       621,000                          80
China Overseas Land & Investment                                           595,000                          80
Shanghai Petrochemical Co. Limited "H"                                     813,000                          73
Shanghai Dazhong Taxi Co. "B"                                              169,000                          71
Shanghai Diesel Engine Co. Limited "B"                                     592,000                          71
Shanghai New Asia Group  Co. Limited "B"                                   554,840                          71
China Merchants Shekou Port Service Co. Limited                            355,400                          65
Jilin Chemical Industrial Co. Limited                                    1,181,000                          62
Guangdong Investment Limited                                               271,000                          54
Guangshen Railway Co. Limited "H" (b)                                      428,000                          50
Maanshan Iron & Steel Co. "H"                                            1,044,000                          47
Harbin Power Equipment Co. Limited "H"                                     600,000                          44
Shanghai Dajiang Group Co. Limited "B"                                     181,200                          13
                                                                                                    ----------
                                                                                                         1,272
Colombia 0.7%
Bancolumbia SP - ADR                                                        17,400                          82
Cadena Almacenes SP - ADR                                                   31,040                          58
Banco Ganadero SA SP - ADR                                                   4,966                          45
Carulla y Compania SP - ADR                                                 34,700                          35
Cementos Diamante SA SP - GDR                                                8,100                          14
                                                                                                    ----------
                                                                                                           234
Czech Republic 2.2%
SPT Telecom AS                                                              13,270                         203
Ceske Energeticke Zavody AS                                                  5,312                         120
Skoda Plzen AS                                                              19,058                         111
Komercni Banka AS                                                            7,033                          85
Vodni Stavby Praha AS                                                       10,580                          49
Ceska Pojistovna                                                             1,058                          48
Synthesia AS                                                                16,237                          46
ZDB (b)                                                                     10,273                          30
Fatra AS                                                                     5,342                          25
                                                                                                    ----------
                                                                                                           717
Egypt 1.4%
Egyptian International Pharmaceutical Industries Co.                         1,647                          83
Al-Ahram Beverages Co. S.A.E                                                 1,425                          82
Suez Cement Co.                                                              5,011                          75
Paints & Chemical Industries Co. S.A.E.                                      3,034                          62
Heliopolis Housing & Development Co.                                           778                          61
Egyptian Financial & Industrial Co.                                          3,432                          57
Commercial International Bank                                                5,949                          47
                                                                                                    ----------
                                                                                                           467
Ghana 1.1%
Ashanti Goldfields Co. Limited - GDR                                         9,734                          91
Unilever Ghana Limited (b)                                                 113,960                          78
Mobil Oil Ghana Limited (b)                                                  8,631                          63
Standard Chartered Bank Ghana Limited                                        4,700                          48
Social Security Bank Limited (b)                                            40,000                          38
Aluworks Ghana Limited (b)                                                  32,200                          34
                                                                                                    ----------
                                                                                                           352
Greece 4.9%
Attica Enterprises SA                                                       23,210                         208
Intracom SA                                                                  3,100                         141
Hellenic Telecommunication Organization SA                                   5,239                         139
Titan Cement Co. SA                                                          1,630                         125
Commercial Bank of Greece SA                                                 1,164                         114
National Bank of Greece SA                                                     506                         114
Hellenic Bottling Co. SA                                                     3,570                         110
Alpha Leasing SA                                                             6,158                          99
Elais Co. SA                                                                 4,340                          91
Ergo Bank SA                                                                   759                          88
Alpha Credit Bank                                                              834                          87
Aegek SA                                                                    14,430                          84
J. Boutaris & Son Holdings                                                  18,990                          84
General Construction SA                                                     13,426                          69
Aluminium of Greece SA                                                       1,090                          63
Naussa Spinning Mills                                                           30                           0
Radio Athinai                                                                    4                           0
                                                                                                    ----------
                                                                                                         1,616
Hungary 4.8%
OTP Bank Rights                                                              3,841                         192
Demasz Rights                                                                2,100                         185
Gedeon Richter Rights                                                        3,752                         160
MOL Magyar Olaj-es Gazipari Rights                                           5,630                         154
BorsodChem Rights (b)                                                        5,681                         148
Danubius Hotel and Spa Rights                                                6,990                         146
Magyar Tavkozlesi Rights SP - ADR                                            4,800                         143
Pannonplast Rights                                                           4,760                         135
Inter-Europa Bank Rights                                                     2,362                         114
Pick Szeged Rights                                                           2,500                         106
Graboplast Rights                                                           11,870                          91
Primagaz Rights                                                              2,357                          28
                                                                                                    ----------
                                                                                                         1,602

46  See accompanying notes

                                                                                                 Value
                                                                     Shares                      (000s)
-------------------------------------------------------------------------------------------------------
India 3.0%
CESC Limited SP - GDR                                               176,000                   $     106
Bajaj Auto Limited SP - GDR                                           5,702                          86
Indo Gulf Corp. Limited SP - GDR                                    132,600                          83
I.T.C. Limited SP - GDR                                               3,700                          78
Tata Electric Cos. SP - GDR                                             410                          74
Ranbaxy Laboratories Limited SP - GDR                                 8,000                          71
Hindalco Industries Limited SP- GDR                                   6,000                          70
Southern Petrochemical SP - GDR                                      23,200                          68
Tata Engineering and
        Locomotive Co. Limited SP - GDR                              15,850                          63
State Bank of India - GDR                                             7,800                          61
Mahindra & Mahindra Limited SP - GDR                                 13,129                          51
Indian Hotels Limited SP - ADR                                        5,600                          47
Grasim Industries SP - GDR                                            8,600                          36
Reliance Industries - GDR                                             6,208                          35
Indian Rayon & Industries Limited - GDR                              13,300                          35
Indian Hotels Limited SP - GDR                                        3,300                          28
                                                                                              ---------
                                                                                                    992
Indonesia 4.4%
PT Astra International, Inc.                                      2,744,500                         343
PT Indah Kiat Pulp & Paper Corp.                                    711,000                         193
PT Indofood Sukses Makmur                                           375,000                         190
PT Hanjaya Mandala Sampoerna                                        281,000                         185
PT Indocement Tunggal Prakarsa                                      444,500                         176
PT Telekomunikasi Indonesia                                         363,500                         123
PT Indosat (Persero)                                                 83,500                         109
PT Jakarta International Hotels                                   2,023,500                          57
PT Mayora Indah                                                     724,500                          38
PT Bank Internasional Indonesia                                     826,500                          23
PT Lippo Bank                                                       442,000                          22
PT Lippo Bank Rights (b)                                          8,840,000                           1
PT Bank Dagang Nasional Indonesia "F"                             1,022,750                           0
                                                                                              ---------
                                                                                                  1,460
Israel 1.7%
Bezek Israeli Telecommunication Corp. Limited                        34,175                         107
Teva Pharmaceutical Industries Limited                                1,986                          81
Tadiran Limited                                                       2,059                          75
Leumi Insurance Holdings (b)                                        121,262                          63
Blue Square Chain Investments
        and Properties Limited                                        4,167                          50
Israel Chemicals Limited                                             47,734                          47
Koor Industries Limited                                                 518                          45
Industrial Buildings Corp.                                           36,596                          44
Bank Hapoalim Limited                                                20,774                          38
                                                                                              ---------
                                                                                                    550
Kenya 1.2%
Uchumi Supermarket Limited                                          132,100                          94
Firestone East Africa Limited                                       303,150                          79
Kenya Power & Lighting Co. Limited                                   25,050                          51
Sasini Tea & Coffee Limited                                          43,600                          49
Kenya Airways Limited                                               364,500                          48
National Industrial Credit Bank                                      50,768                          31
Kenya Commercial Bank Limited                                        28,451                          28
Athi River Mining Limited                                           256,800                          27
                                                                                              ---------
                                                                                                    407
Malaysia 3.6%
Sime Darby Bhd.                                                     159,700                         166
Malayan Banking Bhd.                                                 76,400                         140
Commerce Asset-Holding Bhd.                                         188,000                         132
Leader Universal Holdings Bhd.                                      524,000                         131
Telekom Malaysia Bhd.                                                41,000                          98
Malaysia Internation Shipping Bhd.                                   67,000                          80
Edaran Otomobil Nasional Bhd.                                        53,000                          76
Rashid Hussain Bhd.                                                  95,000                          61
Genting Bhd.                                                         30,200                          59
Nestle Malaysia Bhd.                                                 16,000                          58
Technology Resources Industries Bhd.                                113,000                          53
Magnum Corp. Bhd.                                                   122,000                          47
United Engineers (Malaysia) Bhd.                                     67,200                          44
Tenaga Nasional Bhd.                                                 16,000                          30
Aokam Perdana Bhd.                                                  905,000                           0
                                                                                              ---------
                                                                                                  1,175
Mauritius Island 1.1%
State Bank of Mauritius Limited (b)                                  63,350                          46
The United Basalt Products                                           39,500                          43
Sun Resorts Limited (b)                                              18,800                          43
Rogers & Co. Limited (b)                                              6,455                          42
New Mauritius Hotels Limited (b)                                     18,605                          40
Mauritius Commercial Bank (b)                                         9,034                          39
Mon Tresor & Mon Desert Limited (b)                                  23,449                          35
Shell Mauritius Limited (b)                                          26,979                          33
Ireland Blyth Limited (b)                                            29,400                          24
Air Mauritius Limited (b)                                            19,100                          24
                                                                                              ---------
                                                                                                    369
Mexico 5.0%
Grupo Financiero Bancomer SA de CV "B"                              833,000                         178
Grupo Financiero Banamex Accival SA de CV "B"                       127,000                         166
Alfa SA de CV "A"                                                    58,572                         165
Grupo Carso SA de CV "A1"                                            47,000                         159
Carso Global Telecom "A1"                                            41,000                         138
Grupo Industrial Bimbo SA de CV "A"                                  64,000                         113
Coca-Cola Femsa SA "L"                                               78,000                         104
Grupo Televisa SA "CPO"                                               8,000                         100
Grupo Mexico SA "B"                                                  41,000                          96
Industrias Penoles SA "CP"                                           32,000                          96
Cemex SA de CV "CPO"                                                 41,630                          89
Telefonos de Mexico SA (b)                                           36,200                          88
Cifra SA de CV "V"                                                   68,569                          83
Kimberly-Clark de Mexico SA de CV "A"                                23,000                          73
Grupo Situr SA de CV "B"                                            641,000                           6
                                                                                              ---------
                                                                                                  1,654
Morocco 3.6%
Omnium Nord Africain SA                                               2,006                         234
Ciments du Maroc                                                      1,970                         208
Cie Transports LN                                                     4,185                         194
Brasseries du Nord Marocain                                             473                         133
Wafabank                                                              1,048                         130
Banque Commercial du Marocco                                          1,037                         113
Societe Marocaine de l'Industrie du Raffinage                         3,020                         110
Lesieur Cristal                                                         414                          63
                                                                                              ---------
                                                                                                  1,185
Peru 4.4%
Telefonica del Peru SA "B"                                          250,949                         316
Ferreyros SA                                                        205,144                         185
Banco Wiese Limited                                                 295,309                         158
Cerveceria Backus & Johnston SA "T"                                 446,345                         147
Alicorp SA (b)                                                      899,556                         145
Credicorp Limited                                                    15,737                         142
Cementos Lima SA                                                      9,300                         121
Compania de Minas Buenaventura SA "B"                                16,157                          97
Southern Peru Limited. "T"                                           27,374                          82
Indeco SA Trabajo                                                   618,448                          69
                                                                                              ---------
                                                                                                  1,462
Philippines 4.2%
San Miguel Corp. "B"                                                134,200                         259
Philippine Long Distance Telephone Co.                                7,040                         181
SM Prime Holdings, Inc.                                             932,000                         177
Manila Electric Co. "B"                                              54,000                         174
Ayala Corp.                                                         350,280                         124
Ayala Land, Inc.                                                    432,600                         122
Aboitiz Equity Ventures, Inc. (b)                                 3,141,000                         113
Petron Corp.                                                        739,100                          81
International Container Term Services, Inc.                         832,245                          70
Fortune Cement Corp.                                              1,022,250                          43
Sanitary Wares Manufacturing Corp.                                2,302,918                          27
First Philippine Holdings Corp."B"                                   28,520                          15
Philex Mining Corp. "B"                                           1,689,745                          13
                                                                                              ---------
                                                                                                  1,399
Poland 4.5%
Zaklady Piwowarskie W Zywcu SA                                        1,920                         230
Elektrim Spolka Akcyjna SA                                           17,295                         187
Telekomunikacja Polska SA                                            28,100                         139
Wielkopolski Bank Kredytowy SA                                       21,628                         136
Bank Rozwoju Eksportu SA                                              4,860                         112
Fabryka Kotlow Rafako SA (b)                                         55,460                         109
Stalexport SA                                                        18,715                         103

                                                      See accompanying notes  47

Structured Emerging Markets Fund
December 31, 1998 (Unaudited)

                                                                                                Value
                                                                    Shares                     (000s)
-----------------------------------------------------------------------------------------------------
Prokom Software SA                                                   2,562                   $     99
Bank Slaski SA W Katowicach                                          1,145                         59
Mostostal Export SA                                                 53,490                         56
Polifarb-Cieszyn-Wroclaw SA                                         23,370                         56
Przedsiebiorstwo Farmaceutyczne JELFA SA                             6,130                         51
Zaklady Metali Lekkich  Kety (b)                                     3,845                         36
Bank Handlowy W. Warszawie                                           2,885                         36
Krosnienskie Huty SZKLA SA                                           6,910                         30
Huta Szkla Gospodarczego Irena                                      30,840                         29
Agros Holding SA                                                     2,515                          9
                                                                                             --------
                                                                                                1,477
Portugal 3.9%
EDP-Electricidade de Portugal SA                                     6,550                        144
Portugal Telecom SA                                                  2,850                        130
Banco Comercial Portugues SA 'R'                                     4,133                        127
Corticeira Amorim SGPS SA                                            8,500                        122
Banco Espirito Santo e Comercial de Lisboa SA                        3,825                        119
Jeronimo Martins - SGPS SA                                           2,000                        109
Salvador Caetano - Industrias
        Metalurgicas e Veiculos de Transporte SA                     4,000                        108
Mague-Gestao e Participation SA                                      2,900                         98
UNICER - Uniao Cervejeira SA                                         4,100                         98
Sonae Investimentos-Sociedade
        Gestora de Participacoes Sociais SA                          1,900                         92
Cin-Corporacao Industrial do Norte SA                                1,895                         76
Engil - SGPS                                                         6,400                         43
Modelo Continente - Sociedade
        Gestora de participa Sociais SA                                700                         17
                                                                                             --------
                                                                                                1,283
Romania 0.6%
Romania Investment Fund                                                401                        116
Society Generale Romania Fund                                        1,200                         45
Romanian Growth Fund                                                28,875                         36
                                                                                             --------
                                                                                                  197
Russia 1.4%
Uralmash-Zavody SP - ADR (b)                                        80,000                         60
Uralmash-Zavody                                                     67,000                         50
Trade House GUM SP - ADR                                            44,100                         41
Trading House TSUM                                                 263,100                         38
Surgutneftegaz SP - ADR                                              8,900                         29
Rao Gazprom - ADR                                                    3,100                         26
Gorkovsky Auto Plant                                                 1,400                         25
Vimpel-Communications SP - ADR (b)                                   1,900                         25
Chernogorneft SP - ADR (b)                                          12,050                         25
Irkutskenergo SP - ADR                                              11,385                         23
Menatep Bank SP - ADR                                                6,350                         23
Mosenergo SP - ADR                                                  11,575                         22
Electrosila                                                         31,200                         20
LUKoil Holding SP - ADR                                              1,300                         20
Trading House TSUM SP - ADR                                          3,200                          9
LUKoil Holding SP - ADR                                              2,650                          9
Avtov                                                                    3                          8
Rostelecom                                                               1                          7
Unified Energy System - ADR                                          2,030                          6
Menatep Bank SP - ADR                                                1,200                          5
Moscow City Telephone                                                    1                          4
A.O. Tatneft - ADR                                                   1,700                          3
Mosenergo SP - ADR                                                     426                          1
                                                                                             --------
                                                                                                  479
South Africa 3.5%
Comparex Holdings Limited                                           24,100                        196
Nedcor Limited                                                       8,900                        151
Impala Platinum Holdings Limited                                    10,570                        144
Sasol Limited                                                       32,836                        124
Liberty Life Association of Africa Limited                           6,216                         85
DataTec Limited (b)                                                  6,000                         77
Anglo American Corp. of South Africa Limited                         2,568                         72
South African Breweries Limited                                      3,901                         66
Barlow Limited                                                      16,400                         63
De Beers Centenary                                                   4,640                         59
Pepkor Limited (b)                                                  13,840                         58
Wooltru Limited                                                     18,870                         24
Wooltru Limited 'N'                                                 18,500                         23
                                                                                             --------
                                                                                                1,142
South Korea 6.8%
Daewoo Securities Co.                                               17,700                        277
Samsung Electronics                                                  4,039                        271
Hanwha Chemical Corp.                                               52,830                        253
SK Telecom Co. Limited                                                 321                        180
Shinhan Bank                                                        23,144                        177
Korean Air                                                          23,320                        172
Korea Electric Power Corp.                                           6,770                        168
SK Corp.                                                            11,110                        152
Trigem Computer, Inc.                                               21,730                        142
Samsung Fire and Marine Insurance                                      340                        127
Hite Brewery Co. Limited                                            12,220                        124
LG Electronics                                                       8,780                        107
Pohang Iron & Steel Co. Limited                                      1,650                         88
Samsung Fire & Marine Insurance                                        103                          0
                                                                                             --------
                                                                                                2,238
Taiwan 3.9%
Taiwan Fund, Inc.                                                   27,135                        340
R.O.C. Taiwan Fund                                                  53,910                        334
Yang Ming Marine Transport - GDR (b)                                13,667                         86
Acer, Inc. SP - GDR (b)                                             15,389                         81
China Steel Corp. SP - GDR                                           5,986                         73
Asia Cement  Corp. SP - GDR                                          7,874                         72
Walsin Lihwa Corp. SP - GDR (b)                                     15,571                         70
President Enterprise Corp. SP - GDR (b)                              7,090                         63
Yageo Corp. SP - GDR (b)                                             9,236                         60
Macronix International Co. Limited SP - ADR                          5,786                         46
Tuntex Distinct Corp. SP - GDR (b)                                  22,552                         41
Teco Electric & Machinery SP - GDR (b)                               2,002                         15
                                                                                             --------
                                                                                                1,281
Thailand 4.4%
Electricity Generating Public Co. Limited                           65,700                        178
Hana Microelectronics Public Co. Limited                            62,800                        152
Siam Cement Public Co. Limited 'R'                                   6,600                        150
Siam Cement Public Co. Limited                                       9,700                        149
Advanced Info Service Public Co. Limited                            24,600                        146
Shinawatra Computer Co. Limited                                     41,100                        141
BEC World Public Co. Limited                                        16,000                         88
I.C.C. International PLC                                            43,350                         76
Thai Farmers Bank Public Co. Limited                                37,000                         65
Bangkok Bank Public Co.                                             29,700                         61
TelecomAsia Corp. Public Co. Limited                               132,000                         57
United Communication Industries                                    102,000                         55
Land & Houses Public Co. Limited                                    80,000                         54
Banpu Public Co. Limited                                            17,800                         36
Charoen Pokphand Feedmill Public Co. Limited                        29,200                         36
                                                                                             --------
                                                                                                1,444
Turkey 3.5%
Migros Turk TAS                                                     29,565                        295
Dogan Sirketler Grubu Holding AS                                 2,156,277                        150
Turk Hava Yollari Anonim Ortakligi                                 236,000                        103
Akbank TAS                                                         498,963                        101
Petrol Ofisi AS                                                     64,603                         87
Netas Northern Electric Telekomunikasyon AS                        432,880                         80
Koc Holding AS                                                      87,779                         77
Cukurova Elektrik AS                                                 5,984                         65
Eregli Demir Ve Celik Fabrikalari TAS                              156,089                         64
Arcelik AS                                                         189,522                         55
Ford Otomotiv Sanayi AS                                             16,310                         33
Bursa Cimento Fabrikasi AS                                          80,000                         32
Aksa Akrilik Kimya Sanayii AS                                      241,064                         29
                                                                                             --------
                                                                                                1,171
Venezuela 1.6%
Banco Venezolano de Creditio SP - ADR                               22,294                        122
Mavesa SA SP - ADR                                                  32,000                        120
Compania Anonima Nacional
        Telefonos de Venezuela SP - ADR                              5,800                        103
Mantex S.A.C.A. SP - ADR                                             8,800                         82
Siderurgica Venezolana Sivensa SP - ADR                             17,433                         79
International Briquettes Holding, Inc. (b)                           6,667                         30
                                                                                             --------
                                                                                                  536

48  See accompanying notes

                                                                                                        Value
                                                                         Shares                        (000s)
-------------------------------------------------------------------------------------------------------------
Zimbabwe 0.6%
Delta Corp. Limited                                                     287,308                     $      63
Wankie Colliery Co. Limited                                           1,364,428                            62
Barclays Bank of Zimbabwe                                               561,400                            45
Interfresh Limited                                                    1,829,700                            34
Trans Zambezi Industries Limited (b)                                    100,700                             5
                                                                                                    ---------
                                                                                                          209
                                                                                                    ---------
Total Common Stocks                                                                                    32,919
(Cost $38,164)                                                                                      ---------
-------------------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.2%
-------------------------------------------------------------------------------------------------------------

                                                                      Principal
                                                                      Amount
                                                                      (000s)
Repurchase Agreement 0.2%
State Street Bank
        3.500% due 01/04/99                                            $     69                            69
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 8.000% 11/15/21
        valued at $74,233. Repurchase
        proceeds are $69,027.)
                                                                                                    ---------
Total Short-Term Instruments                                                                               69
(Cost $69)                                                                                          ---------

Total Investments (a) 99.8%                                                                         $  32,988
(Cost $38,233)

Other Assets and Liabilities (Net) 0.2%                                                                    70
                                                                                                    ---------

Net Assets 100.0%                                                                                   $  33,058
                                                                                                    ---------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                                                       $   6,013

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                                                         (11,258)
                                                                                                    ---------

Unrealized depreciation-net                                                                         $  (5,245)
                                                                                                    ---------
(b) Non-income producing security.

                                                      See accompanying notes  49

Schedule of Investments
Tax Efficient Structured Emerging Markets Fund
December 31, 1998 (Unaudited)

                                                                          Value
                                                           Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.3%
--------------------------------------------------------------------------------

Argentina 3.8%
Perez Companc SA "B"                                        69,906   $      296
Molinos Rio de la Plata SA                                  94,638          223
Telecom Argentina SA "B"                                    33,114          187
Banco de Galicia y Buenos Aires SA de CV "B"                40,589          179
Telefonica de Argentina SA                                  62,024          177
Banco Frances SA                                            24,667          175
Nobleza Piccardo S.A.I.C. y F.                              49,664          169
YPF Sociedad Anonima "D"                                     5,934          166
Acindar Industria Argentina de Aceros SA "B"               132,821          159
Buenos Aires Embotella                                         134            0
                                                                     -----------
                                                                          1,731
Baltic Nations 0.7%
Baltic Fund "A"                                              4,300          304
Baltic Fund "C"                                                380           10
                                                                     -----------
                                                                            314
Botswana 1.0%
Standard Chart Bank Botswana                                40,335          214
Sechaba Breweries Limited                                  144,600          167
Sefalana Holding Co. Limited                                93,100           84
                                                                     -----------
                                                                            465
Brazil 3.7%
Telecomunicacoes Brasileiras SA SP - ADR                     4,100          298
Petroleo Brasileiro SA                                      24,900          282
Companhia Cervejaria Brahma                                277,000          119
Companhia Fabricadora de Pecas                              18,777          117
Banco Estado de Sao Paul                                 2,800,457          116
Brasmotor SA (b)                                         1,063,000          106
Companhia Vidraria Santa Marina                             57,700           91
Casa Anglo Brasileira SA                                 5,208,000           86
Banco Do Brasil SA                                      12,274,300           82
Itausa-Investimentos Itau SA                               147,500           82
Telecomunicacoes Brasileiras SA Receipts (b)             1,068,397           78
Petroleo Brasileiro SA                                     630,000           71
Telecomunicacoes de Sao Paulo SA                           468,534           64
Centrais Electricas Brasileiras SA "B"                   2,800,000           54
Companhia Suzano de Papel e Celulose                        55,200           25
Telesp Celular SA "B" (b)                                  447,502           20
Light - Servicos de Electricidade SA                        20,000            2
                                                                     -----------
                                                                          1,693
Chile 4.0%
Madeco SA SP - ADR                                          26,100          219
Sociedad Quimica y Minera de Chile SA SP - ADR               6,300          212
Maderas y Sinteticos SA SP - ADR                            27,900          178
Cristalerias de Chile SP - ADR                              13,100          172
Banco Santiago SA SP - ADR                                   9,900          147
Administradora de Fondos de
        Pensiones Provida SA SP - ADR                       10,600          142
Compania Cervecerias Unidas SA SP - ADR                      6,700          129
Compania de Telecomunicaciones
        de Chile SA SP - ADR                                 5,396          112
Laboratorio Chile SA - ADR                                   6,800           98
Enersis SA SP - ADR                                          3,500           90
Gener SA SP - ADR                                            5,500           88
Embotelladora Andina SA SP - ADR "B"                         6,700           87
Empresa Nacional de Electricidad SA SP - ADR                 7,500           85
Embotelladora Andina SA SP - ADR "A"                         4,200           61
                                                                     -----------
                                                                          1,820
China 3.7%
China Telecom Limited (b)                                  139,000          240
Maanshan Iron & Steel Co. "H"                            2,866,000          129
Guangdong Investment Limited                               631,800          126
China Resources Enterprise Limited                          80,000          125
Jilin Chemical Industrial Co. Limited                    2,354,000          123
Qingling Motors Co. "H"                                    672,000          118
Yizheng Chemical Fibre Co. Limited "H"                   1,170,000          107
China Travel International
        Investment Hong Kong Limited                       800,000          103
China Overseas Land & Investment                           762,000          102
Shanghai Petrochemical Co. Limited "H"                     962,000           87
Shanghai Dazhong Taxi Co. "B"                              201,000           85
Shanghai Diesel Engine Co. Limited "B"                     702,120           84
Shanghai New Asia Group Co. Limited "B"                    656,500           84
China Merchants Shekou Port Service Co. Limited            421,380           77
Guangshen Railway Co. Limited "H" (b)                      508,000           59
Harbin Power Equipment Co. Limited "H"                     710,000           52
Shanghai Dajiang Group Co. Limited  "B"                    214,800           15
                                                                     -----------
                                                                          1,716
Colombia 0.7%
Banco Ganadero SA SP - ADR                                  14,600          132
Bancolumbia SP - ADR                                        24,700          116
Carulla y Compania SP - ADR                                 41,200           41
Cadena Almacenes SP - ADR                                   10,400           20
Cementos Diamante SA SP - GDR                                6,900           12
Cementos Diamante SA SP - GDR                                2,800            5
                                                                     -----------
                                                                            326
Czech Republic 1.8%
SPT Telecom AS                                              15,730          241
Ceske Energeticke Zavody AS                                  6,296          142
Skoda Plzen AS                                              22,591          132
Komercni Banka AS                                            8,337          100
Vodni Stavby Praha AS                                       12,541           58
Ceska Pojistovna                                             1,255           57
Synthesia AS                                                19,246           54
ZDB (b)                                                     12,178           35
Fatra AS                                                     6,332           30
                                                                     -----------
                                                                            849
Egypt 1.7%
Alexandria National Iron & Steel Co. (b)                     2,546          122
Egyptian Financial & Industrial Co.                          6,716          111
Suez Cement Co.                                              7,439          111
Commercial International Bank                               13,920          109
Egyptian International Pharmaceutical Industries C           1,953           99
Al-Ahram Beverages Co. S.A.E.                                1,675           97
Paints & Chemical Industries Co. S.A.E.                      3,596           74
Heliopolis Housing & Development Co.                           922           72
                                                                     -----------
                                                                            795
Ghana 0.9%
Ashanti Goldfields Co. Limited - GDR                        11,566          108
Unilever Ghana Limited (b)                                 135,040           92
Mobil Oil Ghana Limited (b)                                 10,174           74
Standard Chartered Bank Ghana Limited                        5,500           56
Social Security Bank Limited (b)                            47,400           46
Aluworks Ghana Limited (b)                                  38,100           41
                                                                     -----------
                                                                            417
Greece 4.8%
Attica Enterprises SA                                       39,500          354
Intracom SA                                                  5,025          229
Hellenic Telecommunication Organization SA                   7,626          203
Titan Cement Co. SA                                          2,565          197
Alpha Leasing SA                                            10,080          163
Commercial Bank of Greece SA                                 1,248          123
Hellenic Bottling Co. SA                                     3,620          112
Aegek SA                                                    18,140          106
National Bank of Greece SA                                     470          106
Alpha Credit Bank                                              924           96
J. Boutaris & Son Holdings                                  20,910           92
Elais Co. SA                                                 4,280           90
General Construction SA                                     15,918           82
Ergo Bank SA                                                   680           79
Heracles General Cement SA                                   2,790           76
Aluminium of Greece SA                                       1,300           76
                                                                     -----------
                                                                          2,184
Hungary 4.7%
OTP Bank Rights                                              4,871          244
Demasz Rights                                                2,700          237
Magyar Tavkozlesi Rights SP - ADR                            7,300          215
MOL Magyar Olaj-es Gazipari Rights                           7,675          210
Inter-Europa Bank Rights                                     4,090          197
Graboplast Rights                                           25,772          197
Pannonplast Rights                                           6,800          192
BorsodChem Rights (b)                                        6,964          181
Danubius Hotel and Spa Rights                                7,558          158
Gedeon Richter Rights                                        3,700          158
Pick Szeged Rights                                           3,262          139
                                                                     -----------
                                                                          2,128

50   See accompanying notes

                                                                          Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------

India 2.4%
The India Fund, Inc.                                      50,000     $      316
Morgan Stanley India Investment Fund                      30,000            203
Bajaj Auto Limited SP - GDR                                6,775            102
I.T.C. Limited SP - GDR                                    4,333             91
Indo Gulf Corp. Limited SP - GDR                         138,300             86
Hindalco Industries Limited SP- GDR                        7,067             83
CESC Limited SP - GDR                                    109,800             66
Mahindra & Mahindra Limited SP - GDR                      15,490             60
Reliance Industries - GDR                                  7,300             41
Ranbaxy Laboratories Limited SP - GDR                      2,400             21
Tata Electric Cos. SP - GDR                                  100             18
Tata Engineering and
        Locomotive Co. Limited SP - GDR                    2,400             10
Indian Hotels Limited SP - GDR                               700              6
                                                                     -----------
                                                                          1,103
Indonesia 4.4%
PT Astra International, Inc.                           3,370,500            421
PT Indah Kiat Pulp & Paper Corp.                       1,203,848            327
PT Indofood Sukses Makmur                                612,000            310
PT Hanjaya Mandala Sampoerna                             440,000            290
PT Indocement Tunggal Prakarsa                           526,500            209
PT Telekomunikasi Indonesia                              431,000            145
PT Indosat (Persero)                                     103,500            135
PT Mayora Indah                                        1,780,940             95
PT Bank Internasional Indonesia                          979,744             28
PT Lippo Bank                                            524,250             26
PT Lippo Bank Rights (b)                              10,485,000              1
PT Bank Dagang Nasional Indonesia "F"                  2,067,500              0
                                                                     -----------
                                                                          1,987
Israel 2.2%
Bezek Israeli Telecommunication Corp. Limited             68,442            214
Israel Chemicals Limited                                 109,892            109
Leumi Insurance Holdings (b)                             207,322            108
Koor Industries Limited                                    1,207            105
Bank Hapoalim Limited                                     55,024            100
Blue Square Chain Investments
        and Properties Limited                             8,150             98
Teva Pharmaceutical Industries Limited                     2,355             96
Industrial Buildings Corp.                                76,709             93
Tadiran Limited                                            2,441             88
                                                                     -----------
                                                                          1,011
Kenya 1.1%
Uchumi Supermarket Limited                               156,500            111
Firestone East Africa Limited                            359,250             94
Kenya Power & Lighting Co. Limited                        29,700             60
Sasini Tea & Coffee Limited                               51,620             58
Kenya Airways Limited                                    432,000             57
National Industrial Credit Bank                           60,200             37
Kenya Commercial Bank Limited                             33,755             34
Athi River Mining Limited                                304,400             33
                                                                     -----------
                                                                            484
Malaysia 4.7%
Leader Universal Holdings Bhd.                         1,217,000            304
Sime Darby Bhd.                                          263,000            273
United Engineers (Malaysia) Bhd.                         396,800            262
Commerce Asset-Holding Bhd.                              322,000            225
Malayan Banking Bhd.                                      90,400            166
Rashid Hussain Bhd.                                      247,000            159
Tenaga Nasional Bhd.                                      75,000            139
Telekom Malaysia Bhd.                                     48,000            114
Genting Bhd.                                              50,100             98
Magnum Corp. Bhd.                                        245,500             95
Malaysia Internation Shipping Bhd.                        80,000             95
Edaran Otomobil Nasional Bhd.                             63,000             90
Nestle Malaysia Bhd.                                      20,000             72
Technology Resources Industries Bhd.                     135,000             64
Aokam Perdana Bhd.                                     1,072,000              0
                                                                     -----------
                                                                          2,156
Mauritius Island 1.0%
State Bank of Mauritius Limited (b)                       75,070             54
The United Basalt Products                                46,900             51
Sun Resorts Limited (b)                                   22,200             50
Rogers & Co. Limited (b)                                   7,600             50
New Mauritius Hotels Limited (b)                          22,000             47
Mauritius Commercial Bank (b)                             10,700             47
Mon Tresor & Mon Desert Limited (b)                       27,800             41
Shell Mauritius Limited (b)                               32,000             39
Ireland Blyth Limited (b)                                 34,809             29
Air Mauritius Limited (b)                                 22,600             28
                                                                     -----------
                                                                            436
Mexico 4.6%
Alfa SA de CV "A"                                         78,000            220
Grupo Financiero Banamex Accival SA de CV "B"            167,000            219
Grupo Carso SA de CV "A1"                                 64,000            217
Grupo Financiero Bancomer SA de CV "B"                   948,000            203
Carso Global Telecom  "A1"                                46,000            155
Grupo Industrial Bimbo SA de CV "A"                       75,777            133
Grupo Mexico SA "B"                                       55,369            130
Industrias Penoles SA "CP"                                43,000            129
Grupo Televisa SA "CPO"                                   10,000            125
Coca-Cola Femsa SA "L"                                    93,000            124
Telefonos de Mexico SA (b)                                50,000            121
Cemex SA de CV "CPO"                                      55,136            118
Cifra SA de CV "V"                                        82,151            100
Kimberly-Clark de Mexico SA de CV "A"                     28,000             88
Grupo Situr SA de CV "B"                                 759,751              7
                                                                     -----------
                                                                          2,089
Morocco 3.1%
Omnium Nord Africain SA                                    2,377            277
Ciments du Marocco                                         2,335            247
Cie Transports LN                                          4,961            230
Brasseries du Nord Marocain                                  561            158
Wafabank                                                   1,242            154
Banque Commercial du Marocco                               1,229            134
Societe Marocaine de l'Industrie du Raffinage              3,580            130
Lesieur Cristal                                              491             75
                                                                     -----------
                                                                          1,405
Peru 3.6%
Telefonica del Peru SA "B"                               268,617            338
Ferreyros SA                                             243,167            220
Cerveceria Backus & Johnston SA "T"                      477,769            157
Alicorp SA (b)                                           962,888            156
Credicorp Limited                                         16,932            152
Compania de Minas Buenaventura SA "B"                     24,428            147
Indeco SA Trabajo                                      1,286,336            143
Cementos Lima SA                                           9,300            121
Southern Peru Limited "T"                                 32,448             98
Banco Wiese Limited                                      180,361             97
Credicorp Limited                                          2,600             22
                                                                     -----------
                                                                          1,651
Philippines 4.0%
San Miguel Corp. `B'                                     159,182            307
Philippine Long Distance Telephone Co.                     8,340            214
Ayala Corp.                                              599,844            212
SM Prime Holdings, Inc.                                1,104,860            210
Manila Electric Co. "B"                                   64,008            206
Ayala Land, Inc.                                         612,101            173
International Container Term Services, Inc.            1,620,888            135
Aboitiz Equity Ventures, Inc. (b)                      3,722,205            134
Petron Corp.                                             987,400            108
Fortune Cement Corp.                                   1,212,125             50
Sanitary Wares Manufacturing Corp.                     2,725,680             32
First Philippine Holdings Corp."B"                        33,792             18
Philex Mining Corp. "B"                                2,003,300             16
                                                                     -----------
                                                                          1,815
Poland 4.2%
Zaklady Piwowarskie W Zywcu SA                             2,280            273
Elektrim Spolka Akcyjna SA                                20,505            222
Telekomunikacja Polska SA                                 35,400            175
Polifarb-Cieszyn-Wroclaw SA                               72,221            172
Wielkopolski Bank Kredytowy SA                            25,638            161
Prokom Software SA                                         3,659            141


                                                     See accompanying notes   51

Tax Efficient Structured Emerging Markets Fund
December 31, 1998 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------

Bank Rozwoju Eksportu SA                                     5,760   $      133
Fabryka Kotlow Rafako SA (b)                                65,740          129
Stalexport SA                                               22,185          123
Bank Handlowy W. Warszawie                                   6,630           82
Bank Slaski SA W Katowicach                                  1,355           70
Mostostal Export SA                                         63,410           67
Przedsiebiorstwo Farmaceutyczne JELFA SA                     7,270           60
Zaklady Metali Lekkich Kety (b)                              4,555           43
Krosnienskie Huty SZKLA SA                                   8,190           35
Huta Szkla Gospodarczego Irena                              36,560           34
Agros Holding SA                                             2,985           11
                                                                     -----------
                                                                          1,931
Portugal 3.1%
EDP-Electricidade de Portugal SA                             6,700          147
Banco Comercial Portugues SA 'R'                             4,625          142
Portugal Telecom SA                                          2,975          136
Banco Espirito Santo e Comercial de Lisboa SA                3,852          119
UNICER - Uniao Cervejeira SA                                 4,900          117
Corticeira Amorim SGPS SA                                    7,900          113
Jeronimo Martins - SGPS SA                                   2,050          112
Mague-Gestao e Participation SA                              2,800           95
Sonae Investimentos-Sociedade Gestora de
        Participacoes Sociais SA                             1,951           95
Salvador Caetano - Industrias Metalurgicas e
        Veiculos de Transporte SA                            3,500           94
Engil - SGPS                                                13,822           94
Cin-Corporacao Industrial do Norte SA                        2,200           88
Modelo Continente - Sociedade Gestora de
        participacoes Sociais SA                             1,800           45
                                                                     -----------
                                                                          1,397
Romania 0.5%
Romania Investment Fund                                        441          128
Society Generale Romania Fund                                1,500           56
Romanian Growth Fund                                        34,125           42
                                                                     -----------
                                                                            226
Russia 1.7%
Fleming Russia Securities                                   49,000          159
Uralmash-Zavody SP - ADR (b)                                94,000           71
Vimpel-Communications SP - ADR (b)                           5,180           67
Surgutneftegaz SP - ADR                                     18,200           59
Mosenergo SP - ADR                                          27,100           52
Trade House GUM SP - ADR                                    54,990           51
Irkutskenergo SP - ADR                                      23,300           47
Gorkovsky Auto Plant                                         2,600           46
Trading House TSUM                                         311,900           45
LUKoil Holding SP - ADR                                      2,850           44
Menatep Bank SP - ADR                                       10,400           37
Chernogorneft SP - ADR (b)                                  14,200           29
Electrosila                                                 36,800           24
Rostelecom                                                       2           15
Trading House TSUM SP - ADR                                  3,800           11
Avtov                                                            3            8
Menatep Bank SP - ADR                                        1,400            5
Moscow City Telephone                                            1            4
                                                                     -----------
                                                                            774
South Africa 3.5%
Comparex Holdings Limited                                   28,500          231
Nedcor Limited                                              10,583          180
Impala Platinum Holdings Limited                            12,601          171
Sasol Limited                                               40,210          152
Liberty Life Association of Africa Limited                  10,830          149
DataTec Limited (b)                                          9,800          126
De Beers Centenary                                           8,791          112
Anglo American Corp. of South Africa Limited                 3,900          110
Pepkor Limited (b)                                          26,323          109
South African Breweries Limited                              6,000          101
Barlow Limited                                              19,375           74
Wooltru Limited `N'                                         55,000           67
Wooltru Limited                                             22,298           28
                                                                     -----------
                                                                          1,610
South Korea 6.9%
Daewoo Securities Co.                                       31,036          485
Samsung Electronics                                          5,788          388
Hanwha Chemical Corp.                                       80,200          383
Samsung Fire and Marine Insurance                              663          248
Trigem Computer, Inc.                                       35,360          231
SK Telecom Co. Limited                                         375          210
Shinhan Bank                                                27,426          210
Korean Air                                                  27,642          204
Korea Electric Power Corp.                                   8,030          199
SK Corp.                                                    13,179          181
LG Electronics                                              14,863          180
Hite Brewery Co. Limited                                    14,480          147
Pohang Iron & Steel Co. Limited                              1,950          105
Samsung Fire & Marine Insurance - PF                           202            0
                                                                     -----------
                                                                          3,171
Taiwan 3.6%
Taiwan Fund, Inc.                                           33,603          420
R.O.C. Taiwan Fund                                          66,882          414
Yang Ming Marine Transport - GDR (b)                        16,100          101
Acer, Inc. - GDR (b)                                        18,250           96
Tuntex Distinct Corp. SP - GDR (b)                          52,304           95
China Steel Corp. SP - GDR                                   7,100           87
Asia Cement Corp. SP - GDR                                   9,394           86
Walsin Lihwa Corp. SP - GDR (b)                             18,479           83
President Enterprise Corp. SP - GDR (b)                      8,519           76
Yageo Corp. SP - GDR (b)                                    11,060           72
Teco Electric & Machinery SP - GDR (b)                       7,649           57
Macronix International Co. Limited SP - ADR                  6,760           53
                                                                     -----------
                                                                          1,640
Thailand 4.5%
Banpu Public Co. Limited                                   113,200          230
Thai Farmers Bank Public Co. Limited                       119,900          211
Electricity Generating Public Co. Limited                   77,900          211
Land & Houses Public Co. Limited                           296,000          200
Hana Microelectronics Public Co. Limited                    74,400          180
Siam Cement Public Co. Limited                              11,400          176
Advanced Info Service Public Co. Limited                    29,100          173
Siam Makro Public Co-for                                    86,300          171
Shinawatra Computer Co. Limited                             48,800          168
BEC World Public Co. Limited                                27,600          152
Krung Thai Bank Public Co. Limited                         124,800           68
TelecomAsia Corp. Public Co. Limited                       156,400           68
Charoen Pokphand Feedmill Public Co. Limited                34,500           42
                                                                     -----------
                                                                          2,050
Turkey 3.8%
Migros Turk TAS                                             35,025          350
Akbank TAS                                               1,049,553          213
Dogan Sirketler Grubu Holding AS                         2,555,700          178
Cukurova Elektrik AS                                        15,000          162
Turk Hava Yollari Anonim Ortakligi                         336,600          147
Petrol Ofisi AS                                             95,817          129
Arcelik AS                                                 418,000          121
Bursa Cimento Fabrikasi AS                                 275,500          111
Koc Holding AS                                             102,398           89
Eregli Demir Ve Celik Fabrikalari TAS                      202,600           84
Netas Northern Electric Telekomunikasyon AS                435,000           80
Ford Otomotiv Sanayi AS                                     19,240           38
Aksa Akrilik Kimya Sanayii AS                              285,800           34
                                                                     -----------
                                                                          1,736
Venezuela 2.0%
Mavesa SA SP - ADR                                          57,900          217
Compania Anonima Nacional
        Telefonos de Venezuela SP - ADR                     12,100          216
Banco Venezolano de Creditio SP - ADR                       31,613          174
Mantex S.A.C.A. SP - ADR                                    15,033          140
Siderurgica Venezolana Sivensa SP - ADR                     26,067          118
International Briquettes Holding, Inc. (b)                   8,000           36
                                                                     -----------
                                                                            901
Zimbabwe 0.9%
Interfresh Limited                                       5,547,900          104
Wankie Colliery Co. Limited                              2,199,200          101
Delta Corp. Limited                                        447,984           98
Barclays Bank of Zimbabwe                                1,105,400           88
Trans Zambezi Industries Limited (b)                       119,300            6
                                                                     -----------
                                                                            397
                                                                     -----------
Total Common Stocks                                                      44,408
(Cost $67,052)                                                       ===========


52   See accompanying notes

                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.5%
--------------------------------------------------------------------------------

Repurchase Agreement 1.5%
State Street Bank
        3.500% due 01/04/99                           $      707     $      707
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 7.750% 12/31/99
        valued at $725,930. Repurchase
        proceeds are $707,275.)
                                                                     -----------
Total Short-Term Instruments                                                707
(Cost $707)                                                          ===========

Total Investments (a) 98.8%                                          $   45,115
(Cost $67,760)

Other Assets and Liabilities (Net) 1.2%                                     534
                                                                     -----------

Net Assets 100.0%                                                    $   45,649
                                                                     ===========

Notes to Schedule of Investments (amounts in thousands);

(a) December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                        $    4,905

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                           (27,550)
                                                                     -----------

Unrealized depreciation-net                                          $  (22,645)
                                                                     ===========
(b) Non-income producing security.


                                                     See accompanying notes   53

Schedule of Investments
Tax Efficient Equity Fund
December 31, 1998 (Unaudited)

                                                                          Value
                                                 Shares                  (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.1%
--------------------------------------------------------------------------------

Aerospace 0.8%
Northrop Grumman Corp.                              900            $         66
Lockheed Martin Corp.                               200                      17
BFGoodrich Co.                                      400                      14
Raytheon Co. `B'                                    200                      11
                                                                   -------------
                                                                            108
Building 0.8%
Centex Corp.                                        800                      36
Fleetwood Enterprises, Inc.                         800                      28
Kaufman & Broad Home Corp.                          900                      26
Crane Co.                                           500                      15
                                                                   -------------
                                                                            105
Capital Goods 8.1%
General Electric Co.                              3,700                     378
United Technologies Corp.                           800                      87
AlliedSignal, Inc.                                1,900                      84
Dana Corp.                                        1,900                      78
Honeywell, Inc.                                   1,000                      75
McDermott International, Inc.                     2,500                      62
Tyco International Limited                          800                      60
Ingersoll-Rand Co.                                  800                      38
Engelhard Corp.                                   1,200                      23
PPG Industries, Inc.                                400                      23
Caterpillar, Inc.                                   500                      23
Briggs & Stratton                                   400                      20
Johnson Controls, Inc.                              300                      18
Newell Co.                                          400                      17
Paccar, Inc.                                        400                      16
W.R. Grace & Co.                                  1,000                      16
Hercules, Inc.                                      500                      14
Avery Dennison Corp.                                300                      14
Nacco Industries, Inc. `A'                          100                       9
Textron, Inc.                                       100                       8
Sunoco, Inc.                                        200                       7
Minnesota Mining & Manufacturing Co.                100                       7
Dover Corp.                                         100                       4
                                                                   -------------
                                                                          1,081
Communications 8.2%
Bell Atlantic Corp.                               3,400                     193
AT&T Corp.                                        2,500                     188
BellSouth Corp.                                   2,600                     130
SBC Communications, Inc.                          2,400                     129
Viacom, Inc. `B' (b)                              1,300                      96
GTE Corp.                                         1,400                      94
U.S. West, Inc.                                   1,300                      84
AirTouch Communications, Inc. (b)                   700                      50
MCI WorldCom, Inc.                                  700                      50
Knight-Ridder, Inc.                                 700                      36
ALLTEL Corp.                                        500                      30
                                                                   -------------
                                                                          1,080
Consumer Discretionary 12.6%
Wal-Mart Stores, Inc.                             2,800                     227
Ford Motor Co.                                    2,400                     140
Home Depot, Inc.                                  1,900                     116
Procter & Gamble Co.                              1,200                     110
Time Warner, Inc.                                 1,200                      74
TJX Cos., Inc.                                    2,300                      67
Gap, Inc.                                         1,150                      65
UST, Inc.                                         1,600                      56
Cendant Corp. (b)                                 2,900                      55
Eastman Kodak Co.                                   700                      50
Avon Products, Inc.                               1,100                      49
VF Corp.                                          1,000                      47
Pitney Bowes, Inc.                                  700                      46
Lowe's Cos., Inc.                                   900                      46
Dayton Hudson Corp.                                 800                      43
Costco Cos., Inc. (b)                               600                      43
King World Productions, Inc.                      1,400                      41
TRW, Inc.                                           700                      39
Maytag Corp.                                        600                      37
Walgreen Co.                                        600                      35
Federated Department Stores, Inc. (b)               700                      30
Emerson Electric Co.                                400                      25
Alberto-Culver Co.                                  900                      24
Harrah's Entertainment, Inc.                      1,500                      24
Colgate-Palmolive Co.                               200                      19
Liz Claiborne, Inc.                                 500                      16
Brunswick Corp.                                     600                      15
General Motors Corp.                                200                      14
Consolidated Stores Corp. (b)                       700                      14
Dollar General Corp.                                525                      12
Armstrong World Industries                          200                      12
Mattel, Inc.                                        500                      11
Rite Aid Corp.                                      200                      10
Gillette Co.                                        200                      10
Wm. Wrigley Jr. Co.                                 100                       9
The Stanley Works                                   300                       8
Parker Hannifin Corp.                               200                       7
K Mart Corp. (b)                                    400                       6
Whirlpool Corp.                                     100                       6
Goodyear Tire & Rubber Co.                          100                       5
Hasbro, Inc.                                        100                       4
                                                                   -------------
                                                                          1,667
Consumer Services 2.1%
McDonald's Corp.                                    800                      61
Gannett, Inc.                                       900                      60
Interpublic Group of Companies, Inc.                600                      48
McGraw-Hill Companies, Inc.                         400                      41
Omnicom Group                                       400                      23
New York Times Co.                                  600                      21
Marriott International, Inc. `A'                    300                       9
Tribune Co.                                         100                       7
Hilton Hotels Corp.                                 200                       4
Darden Restaurants, Inc.                            200                       4
                                                                   -------------
                                                                            278
Consumer Staples 7.9%
Philip Morris Cos., Inc.                          3,600                     193
Coca-Cola Co.                                     2,500                     167
Anheuser Busch Cos., Inc.                         1,400                      92
H.J. Heinz Co.                                    1,100                      62
Kimberly-Clark Corp.                              1,100                      60
Clorox Co.                                          500                      58
Albertson's, Inc.                                   800                      51
SUPERVALU, Inc.                                   1,600                      45
Quaker Oats Co.                                     700                      42
Sara Lee Corp.                                    1,400                      39
General Mills, Inc.                                 500                      39
Pepsico, Inc.                                       900                      37
Safeway, Inc. (b)                                   500                      30
Kroger Co. (b)                                      500                      30
Adolph Coors Co. `B'                                500                      28
Campbell Soup Co.                                   400                      22
Sysco Corp.                                         700                      19
Bestfoods                                           300                      16
Kellogg Co.                                         200                       7
Fortune Brands, Inc.                                200                       6
Cooper Tire & Rubber Co.                            300                       6
Louisiana-Pacific Corp.                             300                       5
                                                                   -------------
                                                                          1,054
Energy 6.2%
Exxon Corp.                                       3,600                     263
Chevron Corp.                                     1,500                     124
USX Marathon Group                                3,000                      90
Mobil Corp.                                         700                      61
Phillips Petroleum Co.                            1,200                      51
Rowan Cos., Inc. (b)                              3,900                      39
Halliburton Co.                                   1,300                      39
AES Corp. (b)                                       700                      33
Southern Co.                                      1,000                      29
Texaco, Inc.                                        500                      26
Sun Co., Inc.                                       500                      18
Enron Corp.                                         300                      17
Ashland, Inc.                                       300                      15
Unicom Corp.                                        300                      12
Atlantic Richfield Co.                              100                       7
                                                                   -------------
                                                                            824

54   See accompanying notes

                                                                         Value
                                                             Shares      (000s)
--------------------------------------------------------------------------------

Environmental Services 0.1%
Service Systems International                                   200   $       8

Financial & Business Services 15.3%
Bank One Corp.                                                2,424         124
Morgan Stanley, Dean Witter, Discover and Co.                 1,300          92
Comerica, Inc.                                                1,300          89
American International Group, Inc.                              900          87
First Union Corp.                                             1,400          85
Mellon Bank Corp.                                             1,200          83
Federal National Mortgage Assn.                               1,100          81
Sun Trust Banks, Inc.                                           900          69
Chase Manhattan Corp.                                         1,000          68
Allstate Corp.                                                1,500          58
MBNA Corp.                                                    2,200          55
Fleet Financial Group, Inc.                                   1,200          54
Northern Trust Corp.                                            600          52
Progressive Corp.                                               300          51
Citigroup, Inc.                                               1,000          50
SunAmerica, Inc.                                                600          49
Countrywide Credit Industries, Inc.                             900          45
Bank of New York                                              1,100          44
National City Corp.                                             600          44
American Express Co.                                            400          41
PNC Bank Corp.                                                  700          38
Wells Fargo & Co.                                               900          36
Lehman Brothers Holdings, Inc.                                  800          35
SLM Holding Corp.                                               700          34
MBIA, Inc.                                                      500          33
Automatic Data Processing, Inc.                                 400          32
MGIC Investment Corp.                                           800          32
BankBoston Corp.                                                800          31
Marsh & Mclennan Cos.                                           500          29
State Street Corp.                                              400          28
Golden West Financial Corp.                                     300          28
Conseco, Inc.                                                   900          28
Federal Home Loan Mortgage Corp.                                400          26
Charles Schwab Corp.                                            450          25
Capital One Financial Corp.                                     200          23
Aon Corp.                                                       400          22
Paychex, Inc.                                                   400          21
KeyCorp                                                         600          19
Washington Mutual, Inc.                                         500          19
Bear Stearns Cos                                                500          19
Deluxe Corp.                                                    500          18
Lincoln National Corp.                                          200          16
BB&T Corp.                                                      400          16
Regions Financial Corp.                                         400          16
U.S. Bancorp                                                    400          14
Provident Cos., Inc. `B'                                        300          12
Franklin Resources, Inc.                                        300          10
Republic New York Corp.                                         200           9
H&R Block, Inc.                                                 200           9
Associates First Capital Corp. `A'                              200           8
Torchmark Corp.                                                 200           7
Equifax, Inc.                                                   200           7
Summit Bancorp                                                  100           4
BankAmerica Corp.                                                39           2
Waddell & Reed Financial, Inc. `B'                               48           1
                                                                      ----------
                                                                          2,028
Health Care 12.0%
Bristol-Myers Squibb Co.                                      1,700         226
Merck & Co., Inc.                                             1,300         191
Pfizer, Inc.                                                  1,400         175
Eli Lilly & Co.                                               1,300         116
Johnson & Johnson                                             1,300         109
Amgen, Inc. (b)                                               1,000         105
Abbott Laboratories                                           2,000          98
Warner-Lambert Co.                                            1,300          98
Schering-Plough Corp.                                         1,700          94
Cardinal Health, Inc.                                           600          46
Guidant Corp.                                                   400          44
HBO & Co.                                                     1,500          43
American Home Products Corp.                                    700          39
Becton Dickinson & Co.                                          900          38
Medtronic, Inc.                                                 500          37
Allergan, Inc.                                                  500          32
Tenet Healthcare Corp. (b)                                    1,200          32
Biomet, Inc.                                                    500          20
CIGNA Corp.                                                     200          15
HEALTHSOUTH Corp. (b)                                           700          11
United Healthcare Corp.                                         200           9
Baxter International                                            100           6
Mallinckrodt Group, Inc.                                        200           6
                                                                      ----------
                                                                          1,590
Materials & Processing 2.3%
Rohm & Haas Co.                                               3,100          93
Aluminum Co. of America                                         500          37
E.I. Du Pont de Nemours, Inc.                                   700          37
Fort James Corp.                                                900          36
Air Products & Chemicals                                        900          36
Praxair, Inc.                                                   700          25
Owens Illinois, Inc. (b)                                        800          25
Nucor Corp.                                                     200           9
Allegheny Teledyne, Inc.                                        200           4
Pioneer Hi-Bred International, Inc.                             100           3
                                                                      ----------
                                                                            305
Technology 16.9%
Microsoft Corp. (b)                                           3,400         472
Intel Corp.                                                   2,600         308
Cisco Systems, Inc. (b)                                       2,350         218
International Business Machines Corp.                         1,100         203
Lucent Technologies, Inc.                                     1,600         176
Dell Computer Corp. (b)                                       1,600         117
Oracle Corp. (b)                                              1,800          78
EMC Corp. (b)                                                   900          77
Tellabs, Inc. (b)                                             1,100          75
Hewlett Packard Co.                                           1,100          75
Sun Microsystems, Inc. (b)                                      800          69
Compaq Computer Corp. (b)                                     1,300          55
Northern Telecom Limited                                      1,000          50
Xerox Corp.                                                     400          47
Unisys Corp. (b)                                              1,100          38
Gateway 2000, Inc. (b)                                          600          31
Computer Associates International, Inc.                         700          30
Computer Sciences Corp.                                         400          26
Apple Computer, Inc.                                            600          25
First Data Corp.                                                700          22
Ceridian Corp. (b)                                              300          21
EG&G, Inc.                                                      600          17
IMS Health, Inc. (b)                                            100           8
Applied Materials, Inc. (b)                                     100           4
                                                                      ----------
                                                                          2,242
Transportation 1.1%
Burlington Northern Santa Fe Corp.                            1,100          37
Delta Air Lines, Inc.                                           600          31
AMR Corp. (b)                                                   500          30
Navistar International Corp. (b)                                900          26
Southwest Airlines Co.                                          700          16
                                                                      ----------
                                                                            140
Utilities 3.7%
Ameritech Corp.                                               1,600         101
Central & South West Corp.                                    3,200          88
FPL Group, Inc.                                               1,100          68
Duke Energy Corp.                                               600          38
Coastal Corp.                                                 1,000          35
Houston Industry, Inc.                                          800          26
Edison International                                            900          25
Public Service Enterprise Group, Inc.                           600          24
Columbia Gas Systems, Inc.                                      400          23
Consolidated Edison, Inc.                                       400          21
Baltimore Gas & Electric                                        400          12
GPU, Inc.                                                       200           9
DTE Energy Co.                                                  200           9
Peoples Energy Corp.                                            200           8
                                                                      ----------
                                                                            487
                                                                      ----------
Total Common Stocks                                                      12,997
(Cost $11,850)                                                        ==========


                                                     See accompanying notes   55

Tax Efficient Equity Fund
December 31, 1998 (Unaudited)


                                                          Principal
                                                             Amount       Value
                                                             (000s)      (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.5%
--------------------------------------------------------------------------------

Repurchase Agreement 5.5%
State Street Bank
        3.500% due 01/04/99                             $       734   $     734
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 6.250% 08/31/02
        valued at $750,838. Repurchase
        proceeds are $734,285.)
                                                                      ----------
Total Short-Term Instruments                                                734
(Cost $734)                                                           ==========

Total Investments (a) 103.6%                                          $  13,731
(Cost $12,584)

Other Assets and Liabilities (Net) (3.6%)                                  (477)
                                                                      ----------

Net Assets 100.0%                                                     $  13,254
                                                                      ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                         $   1,318

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                              (171)
                                                                      ----------

Unrealized appreciation-net                                           $   1,147
                                                                      ==========
(b) Non-income producing security.


56   See accompanying notes

Schedule of Investments
Balanced Fund
December 31, 1998 (Unaudited)

                                                                        Value
                                                  Shares               (000s)
------------------------------------------------------------------------------
COMMON STOCKS 63.6%
------------------------------------------------------------------------------

Aerospace 0.6%
Northrop Grumman Corp.                             6,000          $       439

Building 0.5%
Lafarge Corp.                                      5,000                  203
Centex Corp.                                       2,900                  131
                                                                  ------------
                                                                          334
Capital Goods 3.8%
Dana Corp.                                        16,700                  682
Deere & Co.                                       13,700                  454
Tyco International Limited                         5,700                  430
United Technologies Corp.                          3,300                  359
Johnson Controls, Inc.                             5,500                  325
Textron, Inc.                                      2,900                  220
Perkin Elmer Corp.                                 2,100                  205
                                                                  ------------
                                                                        2,675
Communications 3.5%
GTE Corp.                                         10,300                  694
Bell Atlantic Corp.                               11,900                  676
AT&T Corp.                                         3,800                  286
U.S. West, Inc.                                    4,400                  284
SBC Communications, Inc.                           5,300                  284
ALLTEL Corp.                                       4,400                  263
                                                                  ------------
                                                                        2,487
Consumer Discretionary 8.6%
VF Corp.                                          15,500                  727
Whirlpool Corp.                                   12,100                  670
Tupperware Corp.                                  27,900                  459
American Greetings Corp. `A'                      11,000                  452
Dillards, Inc. `A'                                11,600                  329
Harley-Davidson, Inc.                              6,400                  303
Lowe's Cos., Inc.                                  5,900                  302
TJX Cos., Inc.                                    10,300                  299
Home Depot, Inc.                                   4,800                  294
Wal-Mart Stores, Inc.                              3,600                  293
Gap, Inc.                                          5,200                  293
CVS Corp.                                          5,300                  292
Mohawk Industries, Inc.                            6,900                  290
Ford Motor Co.                                     4,400                  258
Eastman Kodak Co.                                  3,300                  238
King World Productions, Inc.                       7,900                  233
Cracker Barrel Old Country Store, Inc.             9,600                  224
Costco Cos., Inc. (b)                              2,200                  159
Cintas Corp.                                         100                    7
                                                                  ------------
                                                                        6,122
Consumer Services 1.7%
Central Newspapers, Inc. `A'                       6,800                  486
New York Times Co.                                 7,500                  260
Omnicom Group                                      4,100                  238
Gannett, Inc.                                      3,500                  232
                                                                  ------------
                                                                        1,216
Consumer Staples 7.4%
Anheuser Busch Cos., Inc.                         11,300                  742
SUPERVALU, Inc.                                   25,600                  717
Kimberly-Clark Corp.                               9,400                  512
Whitman Corp.                                     18,700                  475
IBP, Inc.                                         15,800                  460
RJR Nabisco Holdings Corp.                        15,500                  460
Kroger Co. (b)                                     5,800                  351
Safeway, Inc. (b)                                  5,700                  347
Albertson's, Inc.                                  5,200                  331
Clorox Co.                                         2,400                  280
Quaker Oats Co.                                    4,000                  238
Sara Lee Corp.                                     8,400                  237
H.J. Heinz Co.                                     1,100                   62
                                                                  ------------
                                                                        5,212
Energy 3.9%
Mobil Corp.                                        8,100                  706
Repsol SA SP - ADR                                12,700                  694
Kerr McGee Corp.                                  11,800                  451
Ultramar Diamond Shamrock Corp.                   17,000                  412
Energy East Corp.                                  4,400                  249
Peco Energy Co.                                    5,900                  246
                                                                  ------------
                                                                        2,758
Environmental Services 0.9%
Browning Ferris Industries, Inc.                  22,400                  637

Financial & Business Services 10.4%
PNC Bank Corp.                                    12,900                  698
Countrywide Credit Industries, Inc.               13,900                  697
Chase Manhattan Corp.                              9,000                  613
Bear Stearns Cos                                  12,800                  478
Union Planters Corp.                               9,300                  421
Capital One Financial Corp.                        3,000                  345
Associates First Capital Corp. `A'                 6,696                  284
Fleet Financial Group, Inc.                        6,200                  277
Southtrust Corp.                                   7,200                  266
Provident Cos., Inc. `B'                           6,400                  266
BankAmerica Corp.                                  4,413                  265
First Union Corp.                                  4,100                  249
American Express Co.                               2,400                  245
American International Group, Inc.                 2,500                  242
Bank One Corp.                                     4,700                  240
Wells Fargo & Co.                                  6,000                  240
Hartford Financial Services Group, Inc.            4,200                  230
Loews Corp.                                        2,300                  226
Ambac Financial Group, Inc.                        3,700                  223
Alliance Capital Management LP                     8,500                  219
Equity Residential Properties Trust                5,100                  206
Allstate Corp.                                     4,400                  170
Household International, Inc.                      3,000                  119
Simon Property Group, Inc.                         3,500                  100
MBNA Corp.                                         1,300                   32
                                                                  ------------
                                                                        7,351
Health Care 6.0%
American Home Products Corp.                      12,600                  710
CIGNA Corp.                                        8,700                  673
Amgen, Inc. (b)                                    4,600                  481
Mallinckrodt Group, Inc.                          13,900                  428
Wellpoint Health Networks, Inc. (b)                3,900                  339
Guidant Corp.                                      2,700                  298
HBO & Co.                                          8,700                  250
Biogen, Inc.                                       3,000                  249
Health Management Associates, Inc. `A' (b)        10,150                  219
Cardinal Health, Inc.                              2,500                  190
Schering-Plough Corp.                              3,400                  188
Eli Lilly & Co.                                    2,000                  178
Warner-Lambert Co.                                 1,300                   98
                                                                  ------------
                                                                        4,301
Materials & Processing 3.1%
Union Carbide Corp.                               14,200                  604
USG Corp. (b)                                      9,200                  469
USX-U.S. Steel Group, Inc.                        19,500                  449
Westvaco Corp.                                    16,500                  442
Leggett & Platt, Inc.                             10,500                  231
                                                                  ------------
                                                                        2,195
Technology 9.0%
Apple Computer, Inc.                              13,500                  553
Harris Corp.                                      12,800                  469
Storage Technology Corp. (b)                      12,400                  441
Compuware Corp. (b)                                4,100                  320
Oracle Corp. (b)                                   7,300                  315
International Business Machines Corp.              1,700                  314
Lucent Technologies, Inc.                          2,800                  308
Tellabs, Inc. (b)                                  4,300                  295
Dell Computer Corp. (b)                            4,000                  293
Unisys Corp. (b)                                   8,500                  293
Intel Corp.                                        2,400                  285
EMC Corp. (b)                                      3,300                  281
Cisco Systems, Inc. (b)                            3,025                  280
Microsoft Corp. (b)                                2,000                  277
Sun Microsystems, Inc. (b)                         3,100                  265
Ascend Communications, Inc. (b)                    4,000                  263
IMS Health, Inc. (b)                               3,400                  256



                                                    See accompanying notes    57

Balanced Fund
December 31, 1998 (Unaudited)


                                                                         Value
                                                      Shares            (000s)
--------------------------------------------------------------------------------
Adobe Systems, Inc.                                    5,400        $      252
Honeywell, Inc.                                        3,100               233
BMC Software, Inc. (b)                                 4,800               214
Gateway 2000, Inc. (b)                                 3,100               159
                                                                    ------------
                                                                         6,366
Transportation 0.6%
Burlington Northern Santa Fe Corp.                     6,300               213
UAL Corp. (b)                                          3,500               209
                                                                    ------------
                                                                           422
Utilities 3.6%
Public Service Enterprise Group, Inc.                 16,700               668
DTE Energy Co.                                        15,300               655
NICOR, Inc.                                           14,300               604
Ameritech Corp.                                        4,600               292
Consolidated Edison, Inc.                              4,700               249
New Century Energies, Inc.                             1,600                78
                                                                    ------------
                                                                         2,546
                                                                    ------------
Total Common Stocks                                                     45,061
(Cost $39,355)                                                      ============

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 8.6%
--------------------------------------------------------------------------------

                                                   Principal
                                                      Amount
                                                      (000s)

Banking & Finance 6.5%
AT&T Capital Corp.
        6.061% due 04/01/99 (d)                   $      500               500
Ford Motor Credit Corp.
        5.838% due 02/10/15 (d)                        1,000               994
General Motors Acceptance Corp.
        5.787% due 03/08/15 (d)                        1,000               992
Lehman Brothers Holdings, Inc.
        8.150% due 05/15/00                              100               102
New England Educational Loan Marketing
        5.857% due 01/06/11 (d)                        2,000             1,993
                                                                    ------------
                                                                         4,581
Industrials 2.1%
AMR Corp.
        9.430% due 01/05/10                            1,000             1,073
        10.000% due 01/02/01                             400               429
                                                                    ------------
                                                                         1,502
                                                                    ------------
Total Corporate Bonds & Notes                                            6,083
(Cost $6,011)                                                       ============

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 0.5%
--------------------------------------------------------------------------------

Student Loan Marketing Assn
        5.300% due 04/04/25 (d)                          335               334
                                                                    ------------
Total U.S. Government Agencies                                             334
(Cost $335)                                                         ============

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 6.8%
--------------------------------------------------------------------------------

U.S. Treasury Bonds
        7.250% due 05/15/16                            1,000             1,213
        8.875% due 08/15/17                            2,300             3,244
U.S. Treasury Strips
        0.000% due 08/15/19                            1,200               384
                                                                    ------------
Total U.S. Treasury Obligations                                          4,841
(Cost $4,821)                                                       ============

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 27.8%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 2.8%
Federal Home Loan Mortgage Corp.
        10.150% due 06/04/15                              17                17
Federal National Mortgage Assn
        9.500% due 06/25/18                              322               345
First Plus Home Loan Trust
        6.060% due 11/09/10                            1,000             1,002
Independent National Mortgage Corp.
        7.790% due 11/25/24 (d)                          353               363
        8.260% due 11/25/24 (d)                          224               229
                                                                    ------------
                                                                         1,956
Federal Home Loan Mortgage Corporation 5.0%
        6.500% due 01/12/29-01/14/29 (e)               3,100             3,102
        8.500% due 03/01/23                              430               455
                                                                    ------------
                                                                         3,557
Federal Housing Administration 3.6%
        6.000% due 03/20/28                            1,971             1,944
        7.000% due 07/01/14 (d)                          559               578
                                                                    ------------
                                                                         2,522
Federal National Mortgage Association 5.8%
        5.500% due 01/14/29                            1,000               964
        7.032% due 12/01/23 (d)                          270               276
        8.500% due 02/07/01-07/01/25 (e)               2,723             2,850
                                                                    ------------
                                                                         4,090
Government National Mortgage Association 9.4%
        6.500% due 01/15/24-01/21/29 (e)               4,246             4,270
        6.620% due 08/20/24 (d)                          472               477
        6.875% due 04/20/23 (d)                        1,078             1,094
        7.500% due 05/15/17                               10                11
        8.000% due 06/09/15-11/15/26 (e)                 386               402
        9.500% due 09/09/15-09/10/15 (e)                 102               109
       10.750% due 09/15/00-10/15/00 (e)                  60                62
       16.000% due 11/10/15-12/04/15 (e)                 181               221
                                                                    ------------
                                                                         6,646
Mortgage-Backed Securities 0.2%
Federal National Mortgage Assn.
        6.740% due 07/08/25                              145               153

Other Mortgage-Backed Securities 1.0%
Home Savings of America
        5.830% due 05/25/27 (d)                          740               732
                                                                    ------------
Total Mortgage-Backed Securities                                        19,656
(Cost $19,538)                                                      ============

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.4%
--------------------------------------------------------------------------------

MBNA Master Credit Card Trust
        5.591% due 02/01/15                            1,000             1,001
                                                                    ------------
Total Asset-Backed Securities                                            1,001
(Cost $997)                                                         ============

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.6%
--------------------------------------------------------------------------------

Commercial Paper 2.5%
Ameritech Corp.
        5.660% due 01/15/99                            1,000               998
General Electric Capital Corp.
        5.540% due 01/26/99                              400               399
        5.890% due 01/13/99                              300               300
Procter & Gamble Co.
        4.850% due 02/26/99                              100                99
                                                                    ------------
                                                                         1,796
Repurchase Agreement 3.8%
State Street Bank
        3.500% due 01/04/99                            2,716             2,716
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Bond 10.625% 08/15/15
        valued at $414,096,
        U.S. Treasury Note 6.250% 08/31/02
        valued at $1,040,447 and
        U.S. Treasury Bond 6.750% 08/15/26
        valued at $1,324,378. Repurchase
        proceeds are $2,717,056.)

U.S. Treasury Bills (c)(e) 0.3%
        4.012% due 02/04/99-03/04/99                     175               174
                                                                    ------------
Total Short-Term Instruments                                             4,686
(Cost $4,686)                                                       ============


58  See accompanying notes

                                                                         Value
                                                                        (000s)
--------------------------------------------------------------------------------
Total Investments (a) 115.3%                                        $   81,662
(Cost $75,744)

Written Options (f) (0.0%)                                                  (1)
(Premiums $1)

Other Assets and Liabilities (Net) (15.3%)                             (10,822)
                                                                    ------------

Net Assets 100.0%                                                   $   70,839
                                                                    ============

Notes to Schedule of Investments (amounts in thousands):

(a) December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                 $    7,585

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                     (1,667)
                                                                    ------------

Unrealized appreciation-net                                         $    5,918
                                                                    ============
(b) Non-income producing security.

(c) Securities with an aggregate market value of $174 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1998:

                                                                    Unrealized
                                                                 Appreciation/
Type                                               Contracts     (Depreciation)
--------------------------------------------------------------------------------
Eurodollar March Futures (3/00)                            6        $       (2)
Eurodollar March Futures (3/01)                            1                 2
Eurodollar June Futures (6/00)                             6                 0
Eurodollar June Futures (6/01)                             1                 2
Eurodollar September Futures (9/00)                        7                 2
Eurodollar September Futures (9/01)                        3                 4
Eurodollar December Futures (12/99)                        6                (4)
Eurodollar December Futures (12/00)                        1                 2
U.S. Treasury 5 Year Note (3/99)                           6                (4)
U.S. Treasury 10 Year Note (3/99)                         28               (25)
U.S. Treasury 30 Year Bond (3/99)                          1                (2)
                                                                    ------------
                                                                    $      (25)
                                                                    ============
(d) Variable rate security.

(e) Securities are grouped by coupon and represent a range of maturities.

(f) Premiums received on written options:

Type                                       Contracts          Premium    Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury Bond March Futures
        Strike @ 138.00 Exp. 02/20/99              3  $    0        $        0
Call - CBOT U.S. Treasury Bond March Futures
        Strike @ 120.00 Exp. 02/20/99              2       0                 0
Call - CBOT U.S. Treasury Bond March Futures
        Strike @ 122.00 Exp. 02/20/99              2       1                 1
                                                      --------------------------
                                                      $    1        $        1
                                                      ==========================



                                                     See accompanying notes   59

Financial Highlights - Institutional Classes


                                     Net Asset                            Net Realized /                            Dividends
                                     Value                                Unrealized           Total Income         from Net
Selected Per Share Data for          Beginning        Net Investment      Gain (Loss) on       from Investment      Investment
the Year or Period Ended:            of Period        Income (Loss)       Investments          Operations           Income
                                     -----------------------------------------------------------------------------------------------
Emerging Markets Fund
        Institutional Class
        12/31/98 (a)                 $   10.18        $    0.05(b)        $   (1.73)(b)        $     (1.68)         $    (0.04)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         13.96             0.06(b)            (3.84)(b)              (3.78)               0.00
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                         12.66             0.06(b)             1.30(b)                1.36               (0.06)
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                11.27             0.03                1.40                   1.43               (0.04)
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                         16.53             0.07               (4.55)                 (4.48)              (0.06)
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                         12.27            (0.01)               4.45                   4.44                0.00
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                     10.14             0.03(b)            (1.72)(b)              (1.69)               0.00
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         13.95             0.09(b)            (3.90)(b)              (3.81)               0.00
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                         12.63             0.00(b)             1.32(b)                1.32                0.00
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                11.24             0.02(b)             1.40(b)                1.42               (0.03)
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                         16.95             0.00               (4.95)                 (4.95)              (0.05)
------------------------------------------------------------------------------------------------------------------------------------

International Developed Fund
        Institutional Class
        12/31/98 (a)                 $   14.32       $    (0.01)(b)       $   (0.07)(b)        $     (0.08)         $    (0.05)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         13.12             0.16(b)             1.73(b)                1.89               (0.11)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                         12.54             0.10(b)             1.09(b)                1.19                0.00
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                11.74             0.72                0.72                   1.44               (0.07)
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                         11.86             0.10                0.30                   0.40               (0.09)
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                         10.69             0.09                1.15                   1.24               (0.03)
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                     14.30            (0.02)(b)           (0.08)(b)              (0.10)               0.00
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         13.05             0.17(b)             1.69(b)                1.86               (0.03)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                         12.51             0.06(b)             1.09(b)                1.15                0.00
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                11.73             0.69(b)             0.72(b)                1.41               (0.07)
------------------------------------------------------------------------------------------------------------------------------------
        11/30/94-10/31/95                11.21             0.02                1.01                   1.03               (0.08)
------------------------------------------------------------------------------------------------------------------------------------

International Fund
        Institutional Class
        09/30/98-12/31/98 (a)        $   10.47       $    (0.01)(b)       $    1.73(b)         $      1.72          $     0.00
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        09/30/98-12/31/98 (a)            10.47            (0.01)(b)            1.69(b)                1.68                0.00
------------------------------------------------------------------------------------------------------------------------------------

Capital Appreciation Fund
        Institutional Class
        12/31/98 (a)                 $   26.13       $     0.09(b)        $    0.52(b)         $      0.61          $    (0.15)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         21.19             0.15(b)             6.59(b)                6.74               (0.12)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                         18.10             0.24                5.08                   5.32               (0.10)
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                16.94             0.35                1.99                   2.34               (0.15)
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                         13.34             0.18                3.60                   3.78               (0.18)
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                         13.50             0.14               (0.12)                  0.02               (0.14)
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                     25.99             0.06(b)             0.52(b)                0.58               (0.13)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         21.16             0.10(b)             6.55(b)                6.65               (0.14)
------------------------------------------------------------------------------------------------------------------------------------
        07/31/96-06/30/97                17.19             0.16                6.03                   6.19               (0.09)
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized
(a)  Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.

60   See accompanying notes


                                     Dividends in     Distributions
                                     Excess of Net    from Net
Selected Per Share Data for          Investment       Realized            Total               Net Asset Value
the Year or Period Ended:            Income           Capital Gains       Distributions       End of Period        Total Return
                                     -----------------------------------------------------------------------------------------------
Emerging Markets Fund
        Institutional Class
        12/31/98 (a)                 $    0.00        $    0.00           $   (0.04)          $       8.46              (16.47%)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                          0.00             0.00                0.00                  10.18              (27.08)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                          0.00             0.00               (0.06)                 13.96               10.85
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                 0.00             0.00               (0.04)                 12.66               12.70
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                          0.00            (0.72)              (0.78)                 11.27              (27.70)
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                          0.00            (0.18)              (0.18)                 16.53               36.31
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                      0.00             0.00                0.00                   8.45              (16.67)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                          0.00             0.00                0.00                  10.14              (27.31)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                          0.00             0.00                0.00                  13.95               10.45
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                 0.00             0.00               (0.03)                 12.63               12.70
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                          0.00            (0.71)              (0.76)                 11.24              (27.96)
------------------------------------------------------------------------------------------------------------------------------------

International Developed Fund
        Institutional Class
        12/31/98 (a)                 $    0.00       $    (0.15)          $   (0.20)          $      14.04               (0.49)%
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                          0.00            (0.58)              (0.69)                 14.32               15.69
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                          0.00            (0.61)              (0.61)                 13.12               10.07
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                (0.36)           (0.21)              (0.64)                 12.54               12.54
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                          0.00            (0.43)              (0.52)                 11.74                3.83
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                          0.00            (0.04)              (0.07)                 11.86               11.68
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                      0.00            (0.15)              (0.15)                 14.05               (0.67)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                          0.00            (0.58)              (0.61)                 14.30               15.33
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                          0.00            (0.61)              (0.61)                 13.05                9.77
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                (0.35)           (0.21)              (0.63)                 12.51               12.33
------------------------------------------------------------------------------------------------------------------------------------
        11/30/94-10/31/95                 0.00            (0.43)              (0.51)                 11.73                9.61
------------------------------------------------------------------------------------------------------------------------------------

International Fund
        Institutional Class
        09/30/98-12/31/98 (a)        $    0.00         $  (1.15)          $   (1.15)        $        11.04               16.93%
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        09/30/98-12/31/98 (a)             0.00            (1.15)              (1.15)                 11.00               16.54
------------------------------------------------------------------------------------------------------------------------------------

Capital Appreciation Fund
        Institutional Class
        12/31/98 (a)                  $   0.00      $     (1.65)          $   (1.80)         $       24.94                2.74%
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                          0.00            (1.68)              (1.80)                 26.13                32.97
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                          0.00            (2.13)              (2.23)                 21.19                31.52
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                 0.00            (1.03)              (1.18)                 18.10                14.65
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                          0.00             0.00               (0.18)                 16.94                28.47
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                          0.00            (0.04)              (0.18)                 13.34                 0.15
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                      0.00            (1.65)              (1.78)                 24.79                 2.64
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                          0.00            (1.68)              (1.82)                 25.99                32.55
------------------------------------------------------------------------------------------------------------------------------------
        07/31/96-06/30/97                 0.00            (2.13)              (2.22)                 21.16                38.26
------------------------------------------------------------------------------------------------------------------------------------

                                                                          Ratio of Net
                                                      Ratio of            Investment
                                     Net Assets       Expenses            Income (Loss)
Selected Per Share Data for          End of Period    to Average          to Average          Portfolio
the Year or Period Ended:            (000s)           Net Assets          Net Assets          Turnover Rate
                                     --------------------------------------------------------------------------
Emerging Markets Fund
        Institutional Class
        12/31/98 (a)                 $  19,017             1.40%*              1.09%*                   23%
---------------------------------------------------------------------------------------------------------------
        06/30/98                        24,251             1.39                0.52                     52
---------------------------------------------------------------------------------------------------------------
        06/30/97                        52,703             1.45                0.45                     74
---------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96               80,545             1.35*               0.84*                    74
---------------------------------------------------------------------------------------------------------------
        10/31/95                        73,539             1.35                0.57                    118
---------------------------------------------------------------------------------------------------------------
        10/31/94                        79,620             1.35               (0.06)                    79
---------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                         2             1.64*               0.81*                    23
---------------------------------------------------------------------------------------------------------------
        06/30/98                         1,339             1.65                0.81                     52
---------------------------------------------------------------------------------------------------------------
        06/30/97                           117             1.69                0.02                     74
---------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                  368             1.61*               0.18*                    74
---------------------------------------------------------------------------------------------------------------
        10/31/95                           830             1.62                0.02                    118
---------------------------------------------------------------------------------------------------------------

International Developed Fund
        Institutional Class
        12/31/98 (a)                 $ 121,427             1.12%*             (0.10)%*                  20%
---------------------------------------------------------------------------------------------------------------
        06/30/98                       122,126             1.11                1.20                     60
---------------------------------------------------------------------------------------------------------------
        06/30/97                        94,044             1.13                0.85                     77
---------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96               70,207             1.10*               0.81*                    60
---------------------------------------------------------------------------------------------------------------
        10/31/95                        63,607             1.10                1.10                     63
---------------------------------------------------------------------------------------------------------------
        10/31/94                        22,569             1.10                1.12                     89
---------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                        35             1.38*              (0.29)*                   20
---------------------------------------------------------------------------------------------------------------
        06/30/98                         6,299             1.36                1.31                     60
---------------------------------------------------------------------------------------------------------------
        06/30/97                         2,302             1.38                0.52                     77
---------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                5,624             1.35*               1.04*                    60
---------------------------------------------------------------------------------------------------------------
        11/30/94-10/31/95                  675             1.34*               0.50*                    58
---------------------------------------------------------------------------------------------------------------

International Fund
        Institutional Class
        09/30/98-12/31/98 (a)      $     1,168             1.27%*             (0.46)%*                  17%
---------------------------------------------------------------------------------------------------------------

        Administrative Class
        09/30/98-12/31/98 (a)            9,978             1.39*              (0.48)*                   17
---------------------------------------------------------------------------------------------------------------

Capital Appreciation Fund
        Institutional Class
        12/31/98 (a)               $   712,374             0.71%*              0.74%*                   62%
---------------------------------------------------------------------------------------------------------------
        06/30/98                       805,856             0.71                0.64                     75
---------------------------------------------------------------------------------------------------------------
        06/30/97                       536,187             0.71                1.02                     87
---------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96              348,728             0.70*               1.33*                    73
---------------------------------------------------------------------------------------------------------------
        10/31/95                       236,220             0.70                1.22                     83
---------------------------------------------------------------------------------------------------------------
        10/31/94                       165,441             0.70                1.17                     77
---------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                   203,574             0.95*               0.49*                    62
---------------------------------------------------------------------------------------------------------------
        06/30/98                       132,384             0.96                0.39                     75
---------------------------------------------------------------------------------------------------------------
        07/31/96-06/30/97                3,115             0.96*               0.66*                    87
---------------------------------------------------------------------------------------------------------------


                                                    See accompanying notes    61

Financial Highlights - Institutional Classes


                                     Net Asset                            Net Realized /                          Dividends
                                     Value                                Unrealized         Total Income         from Net
Selected Per Share Data for          Beginning        Net Investment      Gain (Loss)        from Investment      Investment
the Year or Period Ended:            of Period        Income (Loss)       on Investments     Operations           Income
                                     -----------------------------------------------------------------------------------------------
Mid-Cap Growth Fund
        Institutional Class
        12/31/98(a)                  $   24.09        $    0.05(b)        $   0.07(b)        $     0.12           $    (0.02)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         20.28             0.11(b)            5.11(b)              5.22                (0.07)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                         19.44            (0.07)              5.25                 5.18                (0.05)
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                18.16             0.32               1.53                 1.85                (0.14)
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                         13.97             0.07               4.19                 4.26                (0.07)
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                         13.97             0.06               0.01                 0.07                (0.06)
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98(a)                      23.96             0.03(b)            0.11(b)              0.14                (0.01)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         20.24             0.05(b)            5.08(b)              5.13                (0.07)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                         19.44            (0.13)              5.25                 5.12                (0.03)
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                18.17             0.28               1.53                 1.81                (0.11)
------------------------------------------------------------------------------------------------------------------------------------
        11/30/94-10/31/95                13.31             0.03               4.85                 4.88                (0.02)
------------------------------------------------------------------------------------------------------------------------------------

Micro-Cap Growth Fund
        Institutional Class
        12/31/98(a )                 $   23.66        $   (0.06)(b)       $  (3.09)(b)       $    (3.15)          $     0.00
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         19.85            (0.11)(b)           6.54(b)              6.43                 0.00
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                         18.47             0.00               3.41                 3.41                 0.00
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                15.38             0.00               3.43                 3.43                 0.00
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                         11.87            (0.04)              3.55                 3.51                 0.00
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                         11.06            (0.03)              0.84                 0.81                 0.00
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                     23.52            (0.09)(b)          (3.07)(b)            (3.16)                0.00
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         19.78            (0.17)(b)           6.53(b)              6.36                 0.00
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                         18.46            (0.06)              3.41                 3.35                 0.00
------------------------------------------------------------------------------------------------------------------------------------
        04/01/96-06/30/96                16.73             0.03               1.70                 1.73                 0.00
------------------------------------------------------------------------------------------------------------------------------------

Small-Cap Growth Fund
        Institutional Class
        12/31/98(a)                  $   14.01        $   (0.01)(b)       $  (1.88)(b)       $  (1.89)            $     0.00
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         13.40            (0.03)(b)           2.52(b)            2.49                   0.00
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                         20.83            (0.01)(b)           3.17(b)            3.16                   0.00
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                21.02             2.02              (0.61)              1.41                   0.00
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                         19.38            (0.05)              3.12               3.07                   0.00
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                         19.15            (0.02)              0.89               0.87                   0.00
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98(a)                      13.97            (0.02)(b)          (1.89)(b)          (1.91)                  0.00
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         13.41            (0.07)(b)           2.51(b)            2.44                   0.00
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                         20.82            (0.06)(b)           3.24(b)            3.18                   0.00
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                21.01             2.02(b)           (0.61)(b)           1.41                   0.00
------------------------------------------------------------------------------------------------------------------------------------
        09/27/95-10/31/95                21.90            (0.02)             (0.87)             (0.89)                  0.00
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized
(a)  Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.

62   See accompanying notes


                                       Dividends in
                                       Excess of Net   Distributions                         Net Asset                 Net Assets
                                       Investment      from Net Realized     Total           Value End        Total    End of
                                       Income          Capital Gains         Distributions   of Period        Return   Period (000s)
                                       ---------------------------------------------------------------------------------------------
Mid-Cap Growth Fund
        Institutional Class
        12/31/98 (a)                   $   0.00        $   (1.07)            $   (1.09)      $   23.12         0.81%   $   518,586
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                          (0.01)           (1.33)                (1.41)          24.09        26.16        437,985
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                           0.00            (4.29)                (4.34)          20.28        30.58        291,374
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                  0.00            (0.43)                (0.57)          19.44        10.37        231,011
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                           0.00             0.00                 (0.07)          18.16        30.54        189,320
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                           0.00            (0.01)                (0.07)          13.97         0.58        121,791
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98(a)                        0.00            (1.07)                (1.08)          23.02         0.93        107,131
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                          (0.01)           (1.33)                (1.41)          23.96        25.75         73,614
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                           0.00            (4.29)                (4.32)          20.24        30.23          2,066
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                  0.00            (0.43)                (0.54)          19.44        10.17          1,071
------------------------------------------------------------------------------------------------------------------------------------
        11/30/94-10/31/95                  0.00             0.00                 (0.02)          18.17        36.64            892
------------------------------------------------------------------------------------------------------------------------------------

Micro-Cap Growth Fund
        Institutional Class
        12/31/98(a)                    $   0.00        $   (0.63)            $   (0.63)      $   19.88       (13.18)%  $   258,983
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                           0.00            (2.62)                (2.62)          23.66        33.95        257,842
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                           0.00            (2.03)                (2.03)          19.85        20.05        164,139
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                  0.00            (0.34)                (0.34)          18.47        22.64         83,973
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                           0.00             0.00                  0.00           15.38        29.54         69,775
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                           0.00             0.00                  0.00           11.87         7.31         32,605
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98(a)                        0.00            (0.63)                (0.63)          19.73       (13.30)         2,709
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                           0.00            (2.62)                (2.62)          23.52        33.70          4,779
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                           0.00            (2.03)                (2.03)          19.78        19.72          2,116
------------------------------------------------------------------------------------------------------------------------------------
        04/01/96-06/30/96                  0.00             0.00                  0.00           18.46        10.34            566
------------------------------------------------------------------------------------------------------------------------------------

Small-Cap Growth Fund
        Institutional Class
        12/31/98(a)                    $   0.00        $   (0.47)            $   (0.47)      $   11.65       (13.21)%  $    59,907
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                           0.00            (1.88)                (1.88)          14.01        19.33         47,641
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                           0.00           (10.59)               (10.59)          13.40        22.82         33,390
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                  0.00            (1.60)                (1.60)          20.83         7.22         32,954
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                           0.00            (1.43)                (1.43)          21.02        17.39         73,977
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                           0.00            (0.64)                (0.64)          19.38         4.62         50,425
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98(a)                        0.00            (0.47)                (0.47)          11.59       (13.39)         1,383
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                           0.00            (1.88)                (1.88)          13.97        18.90            981
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                           0.00           (10.59)               (10.59)          13.41        23.12              1
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                  0.00            (1.60)                (1.60)          20.82         7.18            112
------------------------------------------------------------------------------------------------------------------------------------
        09/27/95-10/31/95                  0.00             0.00                  0.00           21.01        (5.34)           544
------------------------------------------------------------------------------------------------------------------------------------

                                                       Ratio of Net
                                 Ratio of              Investment
                                 Expenses              Income (Loss)
                                 to Average            to Average                 Portfolio
                                 Net Assets            Net Assets                 Turnover Rate
                                 ------------------------------------------------------------------
Mid-Cap Growth Fund
        Institutional Class
        12/31/98 (a)                   0.71%*                  0.49%                      45%*
---------------------------------------------------------------------------------------------------
        06/30/98                       0.71                    0.46                       66
---------------------------------------------------------------------------------------------------
        06/30/97                       0.71                    0.53                       82
---------------------------------------------------------------------------------------------------
        11/01/95-06/30/96              0.70*                   1.11*                      79
---------------------------------------------------------------------------------------------------
        10/31/95                       0.70                    0.43                       78
---------------------------------------------------------------------------------------------------
        10/31/94                       0.70                    0.45                       61
---------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                   0.96*                   0.24*                      45
---------------------------------------------------------------------------------------------------
        06/30/98                       0.95                    0.22                       66
---------------------------------------------------------------------------------------------------
        06/30/97                       0.96                    0.28                       82
---------------------------------------------------------------------------------------------------
        11/01/95-06/30/96              0.95*                   0.89*                      79
---------------------------------------------------------------------------------------------------
        11/30/94-10/31/95              0.94*                   0.23*                      72
---------------------------------------------------------------------------------------------------

Micro-Cap Growth Fund
        Institutional Class
        12/31/98 (a)                   1.51%*                 (0.64)%                     37%
---------------------------------------------------------------------------------------------------
        06/30/98                       1.51                   (0.50)                      72
---------------------------------------------------------------------------------------------------
        06/30/97                       1.52                   (0.49)                      84
---------------------------------------------------------------------------------------------------
        11/01/95-06/30/96              1.50*                  (0.45)*                     54
---------------------------------------------------------------------------------------------------
        10/31/95                       1.50                   (0.37)                      87
---------------------------------------------------------------------------------------------------
        10/31/94                       1.50                   (0.25)                      59
---------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                   1.76*                  (0.90)*                     37
---------------------------------------------------------------------------------------------------
        06/30/98                       1.76                   (0.74)                      72
---------------------------------------------------------------------------------------------------
        06/30/97                       1.77                   (0.74)                      84
---------------------------------------------------------------------------------------------------
        04/01/96-06/30/96              1.73*                  (0.74)*                     54
---------------------------------------------------------------------------------------------------

Small-Cap Growth Fund
        Institutional Class
        12/31/98 (a)                   1.26%*                 (0.09)%                     48%
---------------------------------------------------------------------------------------------------
        06/30/98                       1.26                   (0.20)                      77
---------------------------------------------------------------------------------------------------
        06/30/97                       1.32                   (0.05)                     129
---------------------------------------------------------------------------------------------------
        11/01/95-06/30/96              1.25*                  (0.20)*                     59
---------------------------------------------------------------------------------------------------
        10/31/95                       1.25                   (0.27)                      86
---------------------------------------------------------------------------------------------------
        10/31/94                       1.25                   (0.33)                      66
---------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                   1.51*                  (0.34)*                     48
---------------------------------------------------------------------------------------------------
        06/30/98                       1.49                   (0.51)                      77
---------------------------------------------------------------------------------------------------
        06/30/97                       1.54                   (0.36)                     129
---------------------------------------------------------------------------------------------------
        11/01/95-06/30/96              1.50*                  (0.41)*                     59
---------------------------------------------------------------------------------------------------
        09/27/95-10/31/95              1.60*                  (0.82)*                      9
---------------------------------------------------------------------------------------------------


                                                     See accompanying notes   63

Financial Highlights - Institutional Classes

                                     Net Asset                     Net Realized/                    Dividends
                                     Value                         Unrealized      Total Income     from Net
Selected Per Share Data for          Beginning     Net Investment  Gain (Loss) on  from Investment  Investment
the Year or Period Ended:            of Period     Income (Loss)   Investments     Operations       Income
                                     ------------  --------------  -------------   -------------    ------------
Renaissance Fund
        Institutional Class
        12/31/98 (a)                 $   19.07     $   0.03(b)     $   (0.41)(b)   $    (0.38)      $     0.00
----------------------------------   ------------  --------------  -------------   -------------    ------------
        12/30/97-06/30/98                16.73         0.05             2.29             2.34             0.00
----------------------------------   ------------  --------------  -------------   -------------    ------------
        Administrative Class
        08/31/98-12/31/98 (a)            15.37         0.03(b)          3.28(b)          3.31             0.00
----------------------------------   ------------  --------------  -------------   -------------    ------------

Core Equity Fund
        Institutional Class
        12/31/98 (a)                 $   20.39     $   0.01(b)     $    2.11(b)    $     2.12       $     0.00
----------------------------------   ------------  --------------  -------------   -------------    ------------
        06/30/98                         15.55         0.03(b)          6.11(b)          6.14             0.00
----------------------------------   ------------  --------------  -------------   -------------    ------------
        06/30/97                         13.55         0.03(b)          2.78(b)          2.81            (0.02)
----------------------------------   ------------  --------------  -------------   -------------    ------------
        11/01/95-06/30/96                12.72         0.51             0.65             1.16            (0.04)
----------------------------------   ------------  --------------  -------------   -------------    ------------
        12/28/94-10/31/95                10.00         0.07             2.71             2.78            (0.06)
----------------------------------   ------------  --------------  -------------   -------------    ------------
        Administrative Class
        12/31/98 (a)                     20.32        (0.02)(b)         2.06 (b)         2.04             0.00
----------------------------------   ------------  --------------  -------------   -------------    ------------
        06/30/98                         15.53        (0.01)(b)         6.10 (b)         6.09             0.00
----------------------------------   ------------  --------------  -------------   -------------    ------------
        06/30/97                         13.56         0.00(b)          2.77 (b)         2.77            (0.01)
----------------------------------   ------------  --------------  -------------   -------------    ------------
        11/01/95-06/30/96                12.73         0.49             0.65             1.14            (0.02)
----------------------------------   ------------  --------------  -------------   -------------    ------------
        05/31/95-10/31/95                11.45         0.02             1.28             1.30            (0.02)
----------------------------------   ------------  --------------  -------------   -------------    ------------

Mid-Cap Equity Fund
        Institutional Class
        12/31/98 (a)                 $   13.53     $  (0.01)(b)    $    1.03 (b)   $     1.02       $     0.00
----------------------------------   ------------  --------------  -------------   -------------    ------------
        06/30/98                         14.04        (0.03)(b)         3.61(b)          3.58             0.00
----------------------------------   ------------  --------------  -------------   -------------    ------------
        06/30/97                         14.66        (0.06)(b)         1.31(b)          1.25             0.00
----------------------------------   ------------  --------------  -------------   -------------    ------------
        11/01/95-06/30/96                12.92         0.49             1.62             2.11             0.00
----------------------------------   ------------  --------------  -------------   -------------    ------------
        12/28/94-10/31/95                10.00         0.02             2.92             2.94            (0.02)
----------------------------------   ------------  --------------  -------------   -------------    ------------
        Administrative Class
        12/31/98 (a)                     13.50        (0.02)(b)         1.02(b)          1.00             0.00
----------------------------------   ------------  --------------  -------------   -------------    ------------
        08/21/97-06/30/98                15.27        (0.05)(b)         2.37(b)          2.32             0.00
----------------------------------   ------------  --------------  -------------   -------------    ------------

International Growth Fund
        Institutional Class
        12/31/98 (a)                 $   13.55     $  (0.03)(b)    $    0.36(b)    $     0.33       $    (0.02)
----------------------------------   ------------  --------------  -------------   -------------    ------------
        12/31/97-06/30/98                10.00         0.00(b)          3.55(b)          3.55             0.00
----------------------------------   ------------  --------------  -------------   -------------    ------------

*    Annualized
(a)  Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.

64  See accompanying notes


                                   Dividends in    Distributions
                                   Excess of Net   from Net                         Net Asset
Selected Per Share Data for        Investment      Realized       Total             Value End                       Net Assets End
the Year or Period Ended:          Income          Capital Gains  Distributions     of Period       Total Return    of Period (000s)
                                   -------------   -------------  --------------    -----------     ------------    ---------------
Renaissance Fund
        Institutional Class
        12/31/98 (a)               $    0.00       $   (2.33)     $    (2.33)       $   16.36          (1.07)%      $      77
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        12/30/97-06/30/98               0.00            0.00            0.00            19.07          13.99              851
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        Administrative Class
        08/31/98-12/31/98 (a)           0.00           (2.33)          (2.33)           16.35          22.91              261
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------

Core Equity Fund
        Institutional Class
        12/31/98 (a)               $    0.00       $   (0.73)     $    (0.73)       $   21.78          10.69%       $   1,775
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        06/30/98                        0.00           (1.30)          (1.30)           20.39          41.83            1,915
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        06/30/97                        0.00           (0.79)          (0.81)           15.55          21.59            6,444
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        11/01/95-06/30/96              (0.01)          (0.28)          (0.33)           13.55           9.41           10,452
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        12/28/94-10/31/95               0.00            0.00           (0.06)           12.72          27.86            7,791
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        Administrative Class
        12/31/98 (a)                    0.00           (0.73)          (0.73)           21.63          10.33          168,569
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        06/30/98                        0.00           (1.30)          (1.30)           20.32          41.54          128,666
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        06/30/97                        0.00           (0.79)          (0.80)           15.53          21.20           29,332
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        11/01/95-06/30/96              (0.01)          (0.28)          (0.31)           13.56           9.23           33,575
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        05/31/95-10/31/95               0.00            0.00           (0.02)           12.73          11.34           24,645
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------

Mid-Cap Equity Fund
        Institutional Class
        12/31/98 (a)               $    0.00       $   (0.65)     $    (0.65)       $   13.90           8.10        $   9,254
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        06/30/98                        0.00           (4.09)          (4.09)           13.53          30.40            8,488
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        06/30/97                        0.00           (1.87)          (1.87)           14.04           9.61            7,591
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        11/01/95-06/30/96               0.00           (0.37)          (0.37)           14.66          16.72            8,378
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        12/28/94-10/31/95               0.00            0.00           (0.02)           12.92          29.34            8,357
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        Administrative Class
        12/31/98 (a)                    0.00           (0.65)          (0.65)           13.85           7.97            3,924
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        08/21/97-06/30/98               0.00           (4.09)          (4.09)           13.50          19.65            2,371
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------

International Growth Fund
        Institutional Class
        12/31/98 (a)               $    0.00       $   (1.03)     $    (1.05)       $   12.83           2.88%       $   6,464
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------
        12/31/97-06/30/98               0.00            0.00            0.00            13.55          35.50            6,822
--------------------------------   -------------   -------------  --------------    -----------     ------------    ---------------

                                                                            Ratio of Net
                                                    Ratio of                Investment
                                                    Expenses                Income (Loss)
                                                    to Average              to Average              Portfolio
                                                    Net Assets              Net Assets              Turnover Rate
                                                    ---------------         ---------------         --------------
Renaissance Fund
        Institutional Class
        12/31/98 (a)                                   0.86%*                   0.40%*                     104%
-------------------------------------------------   ---------------         ---------------         --------------
        12/30/97-06/30/98                              0.86                     0.55                       192
-------------------------------------------------   ---------------         ---------------         --------------
        Administrative Class
        08/31/98-12/31/98 (a)                          1.02*                    0.58*                      104
-------------------------------------------------   ---------------         ---------------         --------------

Core Equity Fund
        Institutional Class
        12/31/98 (a)                                   0.83%*                   0.06%*                      50%
-------------------------------------------------   ---------------         ---------------         --------------
        06/30/98                                       0.83                     0.20                       120
-------------------------------------------------   ---------------         ---------------         --------------
        06/30/97                                       0.87                     0.23                       139
-------------------------------------------------   ---------------         ---------------         --------------
        11/01/95-06/30/96                              0.82*                    0.53*                       73
-------------------------------------------------   ---------------         ---------------         --------------
        12/28/94-10/31/95                              0.82*                    0.79*                      123
-------------------------------------------------   ---------------         ---------------         --------------
        Administrative Class
        12/31/98 (a)                                   1.08*                   (0.19)*                      50
-------------------------------------------------   ---------------         ---------------         --------------
        06/30/98                                       1.08                    (0.07)                      120
-------------------------------------------------   ---------------         ---------------         --------------
        06/30/97                                       1.13                    (0.03)                      139
-------------------------------------------------   ---------------         ---------------         --------------
        11/01/95-06/30/96                              1.07*                    0.28*                       73
-------------------------------------------------   ---------------         ---------------         --------------
        05/31/95-10/31/95                              1.06*                    0.34*                       58
-------------------------------------------------   ---------------         ---------------         --------------

Mid-Cap Equity Fund
        Institutional Class
        12/31/98 (a)                                   0.89%*                  (0.09)%*                    136%
-------------------------------------------------   ---------------         ---------------         --------------
        06/30/98                                       0.89                    (0.25)                      268
-------------------------------------------------   ---------------         ---------------         --------------
        06/30/97                                       1.15                    (0.43)                      202
-------------------------------------------------   ---------------         ---------------         --------------
        11/01/95-06/30/96                              0.88*                   (0.32)*                      97
-------------------------------------------------   ---------------         ---------------         --------------
        12/28/94-10/31/95                              0.88*                    0.24*                      132
-------------------------------------------------   ---------------         ---------------         --------------
        Administrative Class
        12/31/98 (a)                                   1.14*                   (0.34)*                     136
-------------------------------------------------   ---------------         ---------------         --------------
        08/21/97-06/30/98                              1.13*                   (0.49)*                     268
-------------------------------------------------   ---------------         ---------------         --------------

International Growth Fund
        Institutional Class
        12/31/98 (a)                                   1.42%*                  (0.53)%*                    115%
-------------------------------------------------   ---------------         ---------------         --------------
        12/31/97-06/30/98                              1.36                     0.08                        60
-------------------------------------------------   ---------------         ---------------         --------------

                                                      See accompanying notes  65

Financial Highlights - Institutional Classes

                                        Net Asset                         Net Realized/                        Dividends
                                        Value                             Unrealized        Total Income       from Net
Selected Per Share Data for             Beginning      Net Investment     Gain (Loss) on    from Investment    Investment
the Year or Period Ended:               of Period      Income (Loss)      Investments       Operations         Income
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
        Institutional Class
        12/31/98 (a)                   $   16.09       $   0.22(b)        $  (0.04)(b)       $   0.18        $  (0.20)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                           15.41           0.44(b)            2.75(b)            3.19           (0.42)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                           14.36           0.40               3.17               3.57           (0.55)
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                  13.09           0.78               1.31               2.09           (0.34)
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                           11.75           0.46               1.67               2.13           (0.46)
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                           11.95           0.42              (0.16)              0.26           (0.42)
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                       16.08           0.20(b)           (0.03)(b)           0.17           (0.19)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                           15.40           0.40(b)            2.75(b)            3.15           (0.38)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                           14.35           0.27               3.26               3.53           (0.51)
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                  13.13           0.75               1.31               2.06           (0.36)
------------------------------------------------------------------------------------------------------------------------------------
        11/30/94-10/31/95                  11.12           0.39               2.35               2.74           (0.40)
------------------------------------------------------------------------------------------------------------------------------------

Value Fund
        Institutional Class
        12/31/98 (a)                   $   15.66       $   0.14(b)        $   0.05(b)        $   0.19        $  (0.13)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                           14.81           0.25(b)            2.47(b)            2.72           (0.24)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                           12.46           1.05               2.11               3.16           (0.31)
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                  12.53           0.25               1.62               1.87           (0.17)
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                           11.55           0.30               2.18               2.48           (0.30)
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                           11.92           0.30              (0.28)              0.02           (0.29)
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                       15.65           0.12(b)            0.03(b)            0.15           (0.11)
------------------------------------------------------------------------------------------------------------------------------------
        08/21/97-06/30/98                  15.66           0.19(b)            1.65(b)            1.84           (0.22)
------------------------------------------------------------------------------------------------------------------------------------

Value 25 Fund
        Institutional Class
        07/10/98-12/31/98 (a)          $   10.00       $  (0.16)(b)       $  (1.35)(b)       $  (1.51)       $   0.00
------------------------------------------------------------------------------------------------------------------------------------

Small-Cap Value Fund
        Institutional Class
        12/31/98 (a)                   $   17.68       $   0.15(b)        $  (1.83)(b)       $  (1.68)       $  (0.21)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                           15.78           0.29(b)            2.50(b)            2.79           (0.13)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                           14.20           0.46               3.63               4.09           (0.13)
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                  13.10           0.56               1.49               2.05           (0.21)
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                           12.07           0.28               1.92               2.20           (0.28)
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                           12.81           0.29              (0.65)             (0.36)          (0.29)
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                       17.63           0.14(b)           (1.83)(b)          (1.69)          (0.20)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                           15.76           0.25(b)            2.49(b)            2.74           (0.11)
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                           14.20           0.38               3.68               4.06           (0.12)
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                  13.16           0.54               1.43               1.97           (0.19)
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized
(a)  Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.

66  See accompanying notes

Financial Highlights - Institutional Classes

                                   Dividends in
                                   Excess of Net   Distributions                       Net Asset
Selected Per Share Data for        Investment      from Net Realized   Total           Value End          Total     Net Assets End
the Year or Period Ended:          Income          Capital Gains       Distributions   of Period          Return    of Period (000s)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
        Institutional Class
        12/31/98 (a)                 $   0.00       $  (1.76)          $  (1.96)        $   14.31           1.51%     $   131,474
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         0.00          (2.09)             (2.51)            16.09          21.84          138,650
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                         0.00          (1.97)             (2.52)            15.41          27.67          121,138
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                0.00          (0.48)             (0.82)            14.36          16.35          116,714
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                         0.00          (0.33)             (0.79)            13.09          19.36          118,015
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                         0.00          (0.04)             (0.46)            11.75           2.25           92,365
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                     0.00          (1.76)             (1.95)            14.30           1.39           10,733
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         0.00          (2.09)             (2.47)            16.08          21.58           11,699
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                         0.00          (1.97)             (2.48)            15.40          27.40            8,145
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                0.00          (0.48)             (0.84)            14.35          16.08            6,097
------------------------------------------------------------------------------------------------------------------------------------
        11/30/94-10/31/95                0.00          (0.33)             (0.73)            13.13          25.69              140
------------------------------------------------------------------------------------------------------------------------------------

Value Fund
        Institutional Class
        12/31/98 (a)                 $   0.00       $  (1.72)          $  (1.85)        $   14.00           1.69%     $    90,942
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         0.00          (1.63)             (1.87)            15.66          19.35           83,219
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                         0.00          (0.50)             (0.81)            14.81          26.38           74,613
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                0.00          (1.77)             (1.94)            12.46          16.24           52,727
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                         0.00          (1.20)             (1.50)            12.53          24.98           14,443
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                         0.00          (0.10)             (0.39)            11.55           0.15           15,442
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                     0.00          (1.72)             (1.83)            13.97           1.46           15,735
------------------------------------------------------------------------------------------------------------------------------------
        08/21/97-06/30/98                0.00          (1.63)             (1.85)            15.65          12.71           10,349
------------------------------------------------------------------------------------------------------------------------------------

Value 25 Fund
        Institutional Class
        07/10/98-12/31/98 (a)        $   0.00       $   0.00           $   0.00         $    8.49         (14.51)%    $       160
------------------------------------------------------------------------------------------------------------------------------------

Small-Cap Value Fund
        Institutional Class
        12/31/98 (a)                 $   0.00       $  (0.45)          $  (0.66)        $   15.34          (9.31)%    $    59,431
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         0.00          (0.76)             (0.89)            17.68          17.77           47,432
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                         0.00          (2.38)             (2.51)            15.78          31.99           34,639
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                0.00          (0.74)             (0.95)            14.20          16.35           29,017
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                         0.00          (0.89)             (1.17)            13.10          19.88           35,093
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                         0.00          (0.09)             (0.38)            12.07          (2.89)          31,236
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                     0.00          (0.45)             (0.65)            15.29          (9.43)          19,175
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                         0.00          (0.76)             (0.87)            17.63          17.41           10,751
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                         0.00          (2.38)             (2.50)            15.76          31.70            5,916
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                0.00          (0.74)             (0.93)            14.20          15.64            4,433
------------------------------------------------------------------------------------------------------------------------------------

                                                                             Ratio of Net
                                                    Ratio of                 Investment
                                                    Expenses                 Income (Loss)
                                                    to Average               to Average             Portfolio
Equity Income Fund                                  Net Assets               Net Assets             Turnover Rate
------------------------------------------------------------------------------------------------------------------------------------
        Institutional Class
        12/31/98 (a)                                  0.71%*                    2.86%*                  38%
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                                      0.71                      2.71                    45
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                                      0.72                      3.03                    45
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                             0.70*                     3.41*                   52
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                                      0.70                      3.83                    46
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                                      0.70                      3.77                    36
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                                  0.96*                     2.59*                   38
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                                      0.96                      2.45                    45
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                                      0.97                      2.79                    45
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                             0.95*                     3.19*                   52
------------------------------------------------------------------------------------------------------------------------------------
        11/30/94-10/31/95                             0.95*                     3.43*                   43
------------------------------------------------------------------------------------------------------------------------------------

Value Fund
        Institutional Class
        12/31/98 (a)                                  0.71%*                    1.85%*                  47%
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                                      0.71                      1.59                    77
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                                      0.73                      2.02                    71
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                             0.70*                     2.40*                   29
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                                      0.70                      2.50                    71
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                                      0.70                      2.34                    44
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                                  0.96*                     1.62*                   47
------------------------------------------------------------------------------------------------------------------------------------
        08/21/97-06/30/98                             0.96*                     1.40*                   77
------------------------------------------------------------------------------------------------------------------------------------

Value 25 Fund
        Institutional Class
        07/10/98-12/31/98 (a)                         0.75%*                   (3.97)%*                 35%
------------------------------------------------------------------------------------------------------------------------------------

Small-Cap Value Fund
        Institutional Class
        12/31/98 (a)                                  0.86%*                    1.99%*                  24%
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                                      0.85                      1.65                    41
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                                      0.90                      1.92                    48
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                             0.85*                     2.12*                   35
------------------------------------------------------------------------------------------------------------------------------------
        10/31/95                                      0.85                      2.25                    50
------------------------------------------------------------------------------------------------------------------------------------
        10/31/94                                      0.85                      2.23                    48
------------------------------------------------------------------------------------------------------------------------------------

        Administrative Class
        12/31/98 (a)                                  1.10*                     1.78*                   24
------------------------------------------------------------------------------------------------------------------------------------
        06/30/98                                      1.10                      1.39                    41
------------------------------------------------------------------------------------------------------------------------------------
        06/30/97                                      1.16                      1.68                    48
------------------------------------------------------------------------------------------------------------------------------------
        11/01/95-06/30/96                             1.10*                     1.86*                   35
------------------------------------------------------------------------------------------------------------------------------------

                                                      See accompanying notes  67

Financial Highlights - Institutional Classes


                                                  Net Asset                        Net Realized /                    Dividends
                                                  Value                            Unrealized       Total Income     from Net
Selected Per Share Data for the                   Beginning       Net Investment   Gain (Loss) on   from Investment  Investment
Year or Period Ended:                             of Period       Income (Loss)    Investments      Operations       Income
                                                  --------------  ---------------  ---------------  ---------------  ---------------

Enhanced Equity Fund
        Institutional Class
        12/31/98 (a)                              $    12.64      $    0.04(b)     $     0.68(b)    $       0.72     $     (0.06)
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

        06/30/98                                       16.46           0.11(b)           3.91(b)            4.02           (0.11)
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

        06/30/97                                       15.91           1.18              3.10               4.28           (0.10)
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

        11/01/95-06/30/96                              14.44           0.34              1.67               2.01           (0.16)
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

        10/31/95                                       11.99           0.25              2.62               2.87           (0.25)
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

        10/31/94                                       12.08           0.25             (0.04)              0.21           (0.25)
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------


        Administrative Class
        12/31/98 (a)                                   12.59           0.03(b)           0.68(b)            0.71           (0.06)
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

        08/21/97-06/30/98                              17.53           0.05(b)           2.85(b)            2.90           (0.11)
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------


Structured Emerging Markets Fund
        Institutional Class
        12/31/98 (a)                              $    10.00      $    0.07(b)     $    (0.77)(b)   $      (0.70)    $     (0.07)
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------


Tax Efficient Structured Emerging Markets Fund
        Institutional Class
        12/31/98 (a)                              $    10.00      $    0.07(b)     $    (0.61)(b)   $      (0.54)    $     (0.06)
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------


Tax Efficient Equity Fund
        Administrative Class
        09/30/98-12/31/98 (a)                     $     8.65      $    0.03(b)     $     1.85(b)    $       1.88     $      0.00
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------


Balanced Fund
        Institutional Class
        12/31/98 (a)                              $    12.15      $    0.21(b)     $     0.11(b)    $       0.32     $     (0.14)
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

        06/30/98                                       11.42           0.35(b)           1.81(b)            2.16           (0.34)
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

        06/30/97                                       11.64           0.89              1.21               2.10           (0.36)
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

        11/01/95-06/30/96                              11.89           0.27              0.76               1.03           (0.27)
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

        10/31/95                                       10.35           0.44              1.54               1.98           (0.44)
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

        10/31/94                                       10.84           0.34             (0.34)              0.00           (0.34)
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------


*    Annualized
(a)  Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.

68    See accompanying notes

                                                  Dividends in    Distributions
                                                  Excess of Net   from Net
Selected Per Share Data for the                   Investment      Realized         Total            Net Asset Value
Year or Period Ended:                             Income          Capital Gains    Distributions    End of Period    Total Return
                                                  --------------  ---------------  ---------------  ---------------  ---------------
Enhanced Equity Fund
        Institutional Class
        12/31/98 (a)                              $        0.00   $      (1.61)    $     (1.67)     $     11.69           6.39%
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------
        06/30/98                                           0.00          (7.73)          (7.84)           12.64          32.33
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------
        06/30/97                                           0.00          (3.63)          (3.73)           16.46          31.45
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------
        11/01/95-06/30/96                                  0.00          (0.38)          (0.54)           15.91          14.21
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------
        10/31/95                                           0.00          (0.17)          (0.42)           14.44          24.46
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------
        10/31/94                                           0.00          (0.05)          (0.30)           11.99           1.83
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

        Administrative Class
        12/31/98 (a)                                       0.00          (1.61)          (1.67)           11.63           6.30
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------
        08/21/97-06/30/98                                  0.00          (7.73)          (7.84)           12.59          23.85
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

Structured Emerging Markets Fund
        Institutional Class
        12/31/98 (a)                              $        0.00   $      (0.28)    $     (0.35)     $      8.95          (7.04)%
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

Tax Efficient Structured Emerging Markets Fund
        Institutional Class
        12/31/98 (a)                              $        0.00   $       0.00     $     (0.06)     $      9.40          (5.37)%
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

Tax Efficient Equity Fund
        Administrative Class
        09/30/98-12/31/98 (a)                     $        0.00   $       0.00     $      0.00      $     10.53          21.79%
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

Balanced Fund
        Institutional Class
        12/31/98 (a)                              $        0.00   $      (1.64)    $     (1.78)     $     10.69           3.17%
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------
        06/30/98                                           0.00          (1.09)          (1.43)           12.15          19.91
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------
        06/30/97                                           0.00          (1.96)          (2.32)           11.42          20.37
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------
        11/01/95-06/30/96                                  0.00          (1.01)          (1.28)           11.64           9.07
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------
        10/31/95                                           0.00           0.00           (0.44)           11.89          19.47
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------
        10/31/94                                           0.00          (0.15)          (0.49)           10.35           0.08
----------------------------------------------    --------------  ---------------  ---------------  ---------------  ---------------

                                                                                        Ratio of Net
                                                                     Ratio of           Investment
                                                                     Expenses           Income (Loss)
Selected Per Share Data for the                   Net Assets End     to Average         to Average         Portfolio
Year or Period Ended:                             of Period (000s)   Net Assets         Net Assets         Turnover Rate
                                                  ----------------   ----------------   ----------------   ----------------
Enhanced Equity Fund
        Institutional Class
        12/31/98 (a)                              $     37,868             0.71%*            0.70%*               24%
----------------------------------------------    ----------------   ----------------   ----------------   ----------------
        06/30/98                                        36,584             0.71              0.63                 65
----------------------------------------------    ----------------   ----------------   ----------------   ----------------
        06/30/97                                        44,838             0.74              1.31                 91
----------------------------------------------    ----------------   ----------------   ----------------   ----------------
        11/01/95-06/30/96                               83,425             0.70*             1.58*                53
----------------------------------------------    ----------------   ----------------   ----------------   ----------------
        10/31/95                                        73,999             0.70              1.91                 21
----------------------------------------------    ----------------   ----------------   ----------------   ----------------
        10/31/94                                        65,915             0.70              2.20                 44
----------------------------------------------    ----------------   ----------------   ----------------   ----------------

        Administrative Class
        12/31/98 (a)                                    16,672             0.96*             0.45*                24
----------------------------------------------    ----------------   ----------------   ----------------   ----------------
        08/21/97-06/30/98                               10,409             0.95*             0.47*                65
----------------------------------------------    ----------------   ----------------   ----------------   ----------------

Structured Emerging Markets Fund
        Institutional Class
        12/31/98 (a)                              $     33,058             0.95%*            1.64%*               15%
----------------------------------------------    ----------------   ----------------   ----------------   ----------------

Tax Efficient Structured Emerging Markets Fund
        Institutional Class
        12/31/98 (a)                              $     45,649             0.96%*            1.52%*               19%
----------------------------------------------    ----------------   ----------------   ----------------   ----------------

Tax Efficient Equity Fund
        Administrative Class
        09/30/98-12/31/98 (a)                     $        392             0.87%*            1.23*                 8%
----------------------------------------------    ----------------   ----------------   ----------------   ----------------

Balanced Fund
        Institutional Class
        12/31/98 (a)                              $     38,014             0.71%             3.69%*              100%
----------------------------------------------    ----------------   ----------------   ----------------   ----------------
        06/30/98                                        41,222             0.72              2.91                186
----------------------------------------------    ----------------   ----------------   ----------------   ----------------
        06/30/97                                        61,518             0.74              3.33                199
----------------------------------------------    ----------------   ----------------   ----------------   ----------------
        11/01/95-06/30/96                               82,562             0.70              3.46*               140
----------------------------------------------    ----------------   ----------------   ----------------   ----------------
        10/31/95                                        72,638             0.70              3.73                 43
----------------------------------------------    ----------------   ----------------   ----------------   ----------------
        10/31/94                                       130,694             0.70              3.25                 47
----------------------------------------------    ----------------   ----------------   ----------------   ----------------


                                                     See accompanying notes   69

Statements of Assets and Liabilities
December 31, 1998 (Unaudited)

                                                                                                                 Capital
                                                       Emerging         International        International       Appreciation
Amounts in thousands, except per share amounts         Markets Fund     Developed Fund       Fund                Fund
                                                       --------------------------------------------------------------------------
Assets:

Investments, at value                                  $      20,287    $        125,534     $       144,735     $     1,144,935
---------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                          0               5,041               1,129                   0
---------------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold             748               1,188                 398              10,602
---------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                   28                 161                 398               1,662
---------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                 56                 265                 436               1,345
---------------------------------------------------------------------------------------------------------------------------------
Other assets                                                       0                   0                   4                   0
---------------------------------------------------------------------------------------------------------------------------------
                                                              21,119             132,189             147,100           1,158,544
=================================================================================================================================

Liabilities:

Payable for investments and foreign currency purchased $         512    $            230     $         5,985     $        11,701
---------------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                        0                   0                   0                   0
---------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                 204                 128               2,484               1,483
---------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee                                   18                  73                  69                 471
---------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                                        11                  62                  80                 292
---------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                                           1                   5                  81                  88
---------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                                              0                   3                  31                  93
---------------------------------------------------------------------------------------------------------------------------------
Variation margin payable                                           0                   0                   0                   0
---------------------------------------------------------------------------------------------------------------------------------
Other liabilities                                                  0                   0                   0                   0
---------------------------------------------------------------------------------------------------------------------------------
                                                                 746                 501               8,730              14,128
=================================================================================================================================

Net Assets                                             $      20,373    $        131,688     $       138,370     $     1,144,416
=================================================================================================================================

Net Assets Consist of:

Paid in capital                                        $      41,317    $        103,873     $       120,286     $       875,555
---------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income              8                (134)             (1,288)                459
---------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)           (15,566)              1,771               2,010              31,344
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                    (5,386)             26,178              17,362             237,058
---------------------------------------------------------------------------------------------------------------------------------
                                                       $      20,373    $        131,688     $       138,370     $     1,144,416
=================================================================================================================================

Net Assets:

Institutional Class                                    $      19,017    $        121,427     $         1,168     $       712,374
---------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                               2                  35               9,978             203,574
---------------------------------------------------------------------------------------------------------------------------------
Other Classes                                                  1,354              10,226             127,224             228,468
---------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:

Institutional Class                                            2,248               8,651                 106              28,559
---------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                               0                   3                 907               8,211
---------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
  (Net Assets Per Share Outstanding):

Institutional Class                                    $        8.46    $          14.04     $         11.04     $         24.94
---------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                            8.45               14.05               11.00               24.79
---------------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                              $      25,673    $         99,644     $       127,288     $       907,877
---------------------------------------------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                          $         504    $          4,770     $         2,257     $             0
---------------------------------------------------------------------------------------------------------------------------------

                                                           Mid-Cap           Micro-Cap
Amounts in thousands, except per share amounts             Growth Fund       Growth Fund
                                                           --------------------------------
Assets:

Investments, at value                                      $    977,556      $    262,236
-------------------------------------------------------------------------------------------
Cash and foreign currency                                            22                80
-------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold              3,920             1,102
-------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                   2,833               239
-------------------------------------------------------------------------------------------
Interest and dividends receivable                                   619               103
-------------------------------------------------------------------------------------------
Other assets                                                          0                 0
-------------------------------------------------------------------------------------------
                                                                984,950           263,760
===========================================================================================

Liabilities:

Payable for investments and foreign currency purchased     $      9,322      $      1,510
-------------------------------------------------------------------------------------------
Written options outstanding                                           0                 0
-------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                  5,996               205
-------------------------------------------------------------------------------------------
Accrued investment advisory fee                                     375               293
-------------------------------------------------------------------------------------------
Accrued administration fee                                          253                59
-------------------------------------------------------------------------------------------
Accrued distribution fee                                            152                 0
-------------------------------------------------------------------------------------------
Accrued servicing fee                                                96                 1
-------------------------------------------------------------------------------------------
Variation margin payable                                              0                 0
-------------------------------------------------------------------------------------------
Other liabilities                                                     0                 0
-------------------------------------------------------------------------------------------
                                                                 16,194             2,068
-------------------------------------------------------------------------------------------

Net Assets                                                 $    968,756      $    261,692
===========================================================================================

Net Assets Consist of:

Paid in capital                                            $    813,060      $    224,690
-------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                66              (798)
-------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)              (23,083)          (13,145)
-------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                      178,713            50,945
-------------------------------------------------------------------------------------------
                                                           $    968,756      $    261,692
===========================================================================================

Net Assets:

Institutional Class                                        $    518,586      $    258,983
-------------------------------------------------------------------------------------------
Administrative Class                                            107,131             2,709
-------------------------------------------------------------------------------------------
Other Classes                                                   343,039                 0
-------------------------------------------------------------------------------------------

Shares Issued and Outstanding:

Institutional Class                                              22,432            13,025
-------------------------------------------------------------------------------------------
Administrative Class                                              4,654               137
-------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
  (Net Assets Per Share Outstanding):

Institutional Class                                        $      23.12      $      19.88
-------------------------------------------------------------------------------------------
Administrative Class                                              23.02             19.73
-------------------------------------------------------------------------------------------

Cost of Investments Owned                                  $    798,843      $    211,291
-------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                              $          0      $          0
-------------------------------------------------------------------------------------------

70 See accompanying notes

                                                         Small-Cap        Renaissance                         Mid-Cap
Amounts in thousands, except per share amounts           Growth Fund      Fund             Core Equity Fund   Equity Fund
                                                         ----------------------------------------------------------------------
Assets:

Investments, at value                                    $       63,680   $       639,912  $        170,358   $        12,909
-------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                           205               271                 0                 0
-------------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold                149               937                 0               546
-------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                       7             1,566                98                18
-------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                    33               772                55                 5
-------------------------------------------------------------------------------------------------------------------------------
Other assets                                                          0                 2                 0                 0
-------------------------------------------------------------------------------------------------------------------------------
                                                                 64,074           643,460           170,511            13,478
===============================================================================================================================

Liabilities:

Payable for investments and foreign currency purchased   $        2,719   $         4,715  $              0   $           289
-------------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                           0                72                 0                 0
-------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                      0             2,042                 8                 0
-------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee                                      52               339                86                 7
-------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                                           13               226                38                 3
-------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                                              0               367                 0                 0
-------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                                                 0               141                35                 1
-------------------------------------------------------------------------------------------------------------------------------
Variation margin payable                                              0                 0                 0                 0
-------------------------------------------------------------------------------------------------------------------------------
Other liabilities                                                     0                 0                 0                 0
-------------------------------------------------------------------------------------------------------------------------------
                                                                  2,784             7,902               167               300
===============================================================================================================================

Net Assets                                               $       61,290   $       635,558  $        170,344   $        13,178
===============================================================================================================================

Net Assets Consist of:

Paid in capital                                          $       60,105   $       584,306  $        123,680   $        10,558
-------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income               (20)           44,815             1,238               404
-------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)               (6,868)         (110,128)              860              (496)
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                        8,073           116,565            44,566             2,712
-------------------------------------------------------------------------------------------------------------------------------
                                                         $       61,290   $       635,558  $        170,344   $        13,178
-------------------------------------------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                      $       59,907   $            77  $          1,775  $          9,254
-------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                              1,383               261           168,569             3,924
-------------------------------------------------------------------------------------------------------------------------------
Other Classes                                                         0           635,220                 0                 0
-------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:

Institutional Class                                               5,143                 5                82               666
-------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                                119                16             7,793               283
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding):
Institutional Class                                      $        11.65   $         16.36  $          21.78  $          13.90
-------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                              11.59             16.35             21.63             13.85
-------------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                $       55,607   $       523,408  $        125,792  $         10,197
-------------------------------------------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                            $            0   $             0  $              0  $              0
-------------------------------------------------------------------------------------------------------------------------------

                                                   International    Equity                                           Small-Cap
Amounts in thousands, except per share amounts     Growth Fund      Income Fund    Value Fund      Value 25 Fund     Value Fund
                                                   ---------------------------------------------------------------------------------
Assets:

Investments, at value                               $       6,463   $     197,053   $     243,923     $      1,942    $     402,272
------------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                      65               0               0                1              187
------------------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency
   sold                                                        27           3,863               0               12            2,314
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                 0             313             266               53            1,768
------------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                              10             645             588                5            1,026
------------------------------------------------------------------------------------------------------------------------------------
Other assets                                                    0              63               0                0                3
------------------------------------------------------------------------------------------------------------------------------------
                                                            6,565         201,937         244,777            2,013          407,570
====================================================================================================================================

Liabilities:

Payable for investments and foreign currency
  purchased                                         $          93   $         607   $           8     $          0    $       3,947
------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                     0               0               0                0                0
------------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                0             832             279                0            2,912
------------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee                                 5              85              99                1              215
------------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                                      3              55              74                1              133
------------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                                        0              29              80                1              153
------------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                                           0              16              34                0               76
------------------------------------------------------------------------------------------------------------------------------------
Variation margin payable                                        0               0               0                0                0
------------------------------------------------------------------------------------------------------------------------------------
Other liabilities                                               0               0               0                0                0
------------------------------------------------------------------------------------------------------------------------------------
                                                              101           1,624             574                3            7,436
====================================================================================================================================

Net Assets                                          $       6,464   $     200,313   $     244,203     $      2,010    $     400,134
====================================================================================================================================

Net Assets Consist of:

Paid in capital                                     $       5,050   $     174,937   $     222,831     $      2,087    $     430,179
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment
   income                                                     276           4,816           5,638               (1)           5,605
------------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)             24           3,496             840             (118)         (18,599)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                  1,114          17,064          14,894               42          (17,051)
------------------------------------------------------------------------------------------------------------------------------------
                                                    $       6,464   $     200,313   $     244,203     $      2,010    $     400,134
====================================================================================================================================

Net Assets:

Institutional Class                                 $       6,464   $     131,474   $      90,942     $        160    $      59,431
------------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                            0          10,733          15,735                0           19,175
------------------------------------------------------------------------------------------------------------------------------------
Other Classes                                                   0          58,106         137,526            1,850          321,528
------------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:

Institutional Class                                           504           9,185           6,498               19            3,874
------------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                            0             751           1,126                0            1,254
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding):

Institutional Class                                 $       12.83   $       14.31   $       14.00     $       8.49    $       15.34
------------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                         0.00           14.30           13.97             0.00            15.29
------------------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                           $       5,349   $     179,989   $     229,029     $      1,900    $     419,323
====================================================================================================================================
Cost of Foreign Currency Held                       $          62   $           0   $           0     $          0    $           0
====================================================================================================================================


                                                       See accompanying notes 71

Statements of Assets and Liabilities
December 31, 1998 (Unaudited)


                                                                                    Tax-Efficient
                                                                      Structured    Structured
                                                      Enhanced        Emerging      Emerging          Tax-Efficient   Balanced
Amounts in thousands, except per share amounts        Equity Fund     Markets Fund  Markets Fund      Equity Fund     Fund
                                                      ------------    ------------  --------------    -------------   -------------
Assets:

Investments, at value                                 $   54,480      $    32,988   $       45,115    $      13,731   $      81,662
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Cash and foreign currency                                    102               37              323                0               0
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Receivable for investments and foreign currency sold           0                0               14               29           2,248
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Receivable for Fund shares sold                               40                0              248              215             102
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Interest and dividends receivable                             57               71               93               11             326
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Other assets                                                   0                0                6                0               0
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
                                                          54,679           33,096           45,799           13,986          84,338
====================================================  ============    ============  ==============    =============   =============

Liabilities:

Payable for investments and foreign currency
 purchased                                            $      101      $         0   $          105    $         716   $      13,373
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Written options outstanding                                    0                0                0                0               1
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Payable for Fund shares redeemed                               0                0                0                0              50
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Accrued investment advisory fee                               22               14               19                5              29
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Accrued administration fee                                    12               15               21                4              21
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Accrued distribution fee                                       0                0                0                4              16
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Accrued servicing fee                                          4                0                0                3               7
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Variation margin payable                                       0                0                0                0               2
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Other liabilities                                              0                9                5                0               0
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
                                                             139               38              150              732          13,499
====================================================  ============    ============  ==============    =============   =============

Net Assets                                            $   54,540      $    33,058   $       45,649    $     13,254    $      70,839
====================================================  ============    ============  ==============    =============   =============

Net Assets Consist of:

Paid in capital                                       $   39,874      $    39,253   $       76,400    $     12,204    $      63,815
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Undistributed (overdistributed) net investment income      1,295               13               16               (1)          2,623
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Accumulated undistributed net realized gain (loss)          (152)            (963)          (8,119)             (96)         (1,493)
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Net unrealized appreciation (depreciation)                13,523           (5,245)         (22,648)           1,147           5,894
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
                                                      $   54,540      $    33,058   $       45,649    $     13,254    $      70,839
====================================================  ============    ============  ==============    =============   =============

Net Assets:

Institutional Class                                   $   37,868      $    33,058   $       45,649    $          0    $      38,014
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Administrative Class                                      16,672                0                0              392               0
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Other Classes                                                  0                0                0           12,862          32,825
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------

Shares Issued and Outstanding:

Institutional Class                                        3,239            3,692            4,856                0           3,557
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Administrative Class                                       1,434                0                0               37               0
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------

Net Asset Value and Redemption Price Per Share
        (Net Assets Per Share Outstanding):

Institutional Class                                   $    11.69      $      8.95   $         9.40    $        0.00   $       10.69
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------
Administrative Class                                       11.63             0.00             0.00            10.53            0.00
----------------------------------------------------  ------------    ------------  --------------    -------------   -------------


Cost of Investments Owned                             $   40,957      $    38,233   $       67,760    $      12,584   $      75,744
====================================================  ============    ============  ==============    =============   =============
Cost of Foreign Currency Held                         $        0      $        37   $          337    $           0   $           0
====================================================  ============    ============  ==============    =============   =============

72  See accompanying notes

Statements of Operations
For the six months ended December 31, 1998 (Unaudited)

                                                             Emerging    International                  Capital
                                                             Markets     Developed       International  Appreciation  Mid-Cap
Amounts in thousands                                         Fund        Fund            Fund           Fund          Growth Fund
                                                             ----------- -------------   -------------  ------------  -----------
Investment Income:

Dividends, net of foreign taxes                              $    270    $    492        $    598       $  7,094      $  3,419
---------------------------------------------------------------------------------------------------------------------------------
Interest                                                           28         169              46          1,122         1,443
---------------------------------------------------------------------------------------------------------------------------------
  Total Income                                                    298         661             644          8,216         4,862
---------------------------------------------------------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                          102         386             386          2,564         1,843
---------------------------------------------------------------------------------------------------------------------------------
Administration fees                                                61         331             456          1,577         1,255
---------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Administrative Class           2           8               2            235           108
---------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes                  6          50             646            698         1,190
---------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                      1           5               5             40            28
---------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                       6          10              99              0             0
---------------------------------------------------------------------------------------------------------------------------------
  Total Expenses                                                  178         790           1,594          5,114         4,424
---------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                      120        (129)           (950)         3,102           438
---------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                        (2,300)      4,204           6,621         33,019       (22,826)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  futures contracts and written options                             0        (117)              0              0             0
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  foreign currency transactions                                    (9)     (1,181)           (628)             0             0
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on investments                                (2,522)     (1,566)        (14,025)       (12,629)       38,989
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on futures contracts and written options           0        (296)              0              0             0
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on translation of assets
  and liabilities denominated in foreign currencies                 3         801             (44)             0             0
---------------------------------------------------------------------------------------------------------------------------------

  Net Gain (Loss)                                              (4,828)      1,845          (8,076)        20,390        16,163
---------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease)
  in Assets Resulting from Operations                        $ (4,708)   $  1,716        $ (9,026)      $ 23,492      $ 16,601
---------------------------------------------------------------------------------------------------------------------------------

                                                      See accompanying notes  73

Statements of Operations
For the six months ended December 31, 1998 (Unaudited)

                                                                   Micro-Cap        Small-Cap        Renaissance      Core Equity
Amounts in thousands                                               Growth Fund      Growth Fund      Fund             Fund
                                                                   -------------    -------------    -------------    -------------
Investment Income:
Dividends, net of foreign taxes                                    $        620     $        218     $      3,641     $        406
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Interest                                                                    485              101              581              222
---------------------------------------------------------------    -------------    -------------    -------------    -------------
        Total Income                                                      1,105              319            4,222              628
===============================================================    =============    =============    =============    =============

Expenses:
Investment advisory fees                                                  1,575              273            1,870              403
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Administration fees                                                         315               68            1,246              177
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Distribution and/or servicing fees - Administrative Class                     4                0                0              174
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Distribution and/or servicing fees - Other Classes                            0                0            2,796                0
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Trustees' fees                                                                9                2               23                5
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Miscellaneous                                                                 0                0                6                0
---------------------------------------------------------------    -------------    -------------    -------------    -------------
        Total Expenses                                                    1,903              343            5,941              759
---------------------------------------------------------------    -------------    -------------    -------------    -------------

Net Investment Income (Loss)                                               (798)             (24)          (1,719)            (131)
===============================================================    =============    =============    =============    =============

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                 (13,145)          (6,675)         (60,991)           2,208
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Net realized gain (loss) on
        futures contracts and written options                                 0                0             (642)              86
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Net realized gain (loss) on
        foreign currency transactions                                         0                0                0                0
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Net change in unrealized appreciation
        (depreciation) on investments                                   (22,977)          (1,954)          51,051           15,300
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Net change in unrealized appreciation
        (depreciation) on futures contracts and written options               0                0              (16)               0
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Net change in unrealized appreciation
        (depreciation) on translation of assets
        and liabilities denominated in foreign currencies                     0                0                0                0
---------------------------------------------------------------    -------------    -------------    -------------    -------------

        Net Gain (Loss)                                                 (36,122)          (8,629)         (10,598)          17,594
---------------------------------------------------------------    -------------    -------------    -------------    -------------

Net Increase (Decrease)
        in Assets Resulting from Operations                        $    (36,920)    $     (8,653)    $    (12,317)    $     17,463
---------------------------------------------------------------    -------------    -------------    -------------    -------------


                                                                   Mid-Cap          International
Amounts in thousands                                               Equity Fund      Growth Fund
---------------------------------------------------------------    -------------    -------------
Investment Income:
Dividends, net of foreign taxes                                    $         24     $         21
---------------------------------------------------------------    -------------    -------------
Interest                                                                     20                8
---------------------------------------------------------------    -------------    -------------
        Total Income                                                         44               29
===============================================================    =============    =============

Expenses:
Investment advisory fees                                                     35               28
---------------------------------------------------------------    -------------    -------------
Administration fees                                                          14               16
---------------------------------------------------------------    -------------    -------------
Distribution and/or servicing fees - Administrative Class                     4                0
---------------------------------------------------------------    -------------    -------------
Distribution and/or servicing fees - Other Classes                            0                0
---------------------------------------------------------------    -------------    -------------
Trustees' fees                                                                0                0
---------------------------------------------------------------    -------------    -------------
Miscellaneous                                                                 0                2
---------------------------------------------------------------    -------------    -------------
        Total Expenses                                                       53               46
---------------------------------------------------------------    -------------    -------------

Net Investment Income (Loss)                                                 (9)             (17)
===============================================================    =============    =============

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                     (72)             547
---------------------------------------------------------------    -------------    -------------
Net realized gain (loss) on
        futures contracts and written options                                 0                0
---------------------------------------------------------------    -------------    -------------
Net realized gain (loss) on
        foreign currency transactions                                         0               (3)
---------------------------------------------------------------    -------------    -------------
Net change in unrealized appreciation
        (depreciation) on investments                                     1,201             (363)
---------------------------------------------------------------    -------------    -------------
Net change in unrealized appreciation
        (depreciation) on futures contracts and written options               0                0
---------------------------------------------------------------    -------------    -------------
Net change in unrealized appreciation
        (depreciation) on translation of assets
        and liabilities denominated in foreign currencies                     0                0
---------------------------------------------------------------    -------------    -------------

        Net Gain (Loss)                                                   1,129              181
---------------------------------------------------------------    -------------    -------------

Net Increase (Decrease)
        in Assets Resulting from Operations                        $      1,120     $        164
===============================================================    =============    =============

74    See accompanying notes

Statements of Operations
For the six months ended December 31, 1998 (Unaudited)



                                                                   Equity                                             Small-Cap
Amounts in thousands                                               Income Fund      Value Fund       Value 25 Fund    Value Fund
                                                                   -------------    -------------    -------------    -------------
Investment Income:
Dividends, net of foreign taxes                                    $      3,371     $      2,805     $         13     $      4,833
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Interest                                                                    151              137                2              408
---------------------------------------------------------------    -------------    -------------    -------------    -------------
        Total Income                                                      3,522            2,942               15            5,241
===============================================================    =============    =============    =============    =============

Expenses:
Investment advisory fees                                                    448              523                3            1,119
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Administration fees                                                         290              393                2              696
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Distribution and/or servicing fees - Administrative Class                    13               16                0               17
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Distribution and/or servicing fees - Other Classes                          216              603                3            1,223
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Trustees' fees                                                                7                9                0               13
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Miscellaneous                                                                 0                0                0                0
---------------------------------------------------------------    -------------    -------------    -------------    -------------
        Total Expenses                                                      974            1,544                8            3,068
---------------------------------------------------------------    -------------    -------------    -------------    -------------

Net Investment Income (Loss)                                              2,548            1,398                7            2,173
===============================================================    =============    =============    =============    =============

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                  11,693           12,336             (118)         (13,324)
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Net realized gain (loss) on
        futures contracts and written options                                 0                0                0                0
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Net realized gain (loss) on
        foreign currency transactions                                         0                0                0                0
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Net change in unrealized appreciation
        (depreciation) on investments                                   (11,187)         (10,947)              42          (24,115)
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Net change in unrealized appreciation
        (depreciation) on futures contracts and written options               0                0                0                0
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Net change in unrealized appreciation
        (depreciation) on translation of assets
        and liabilities denominated in foreign currencies                     0                0                0                0
---------------------------------------------------------------    -------------    -------------    -------------    -------------

        Net Gain (Loss)                                                     506            1,389              (76)         (37,439)
---------------------------------------------------------------    -------------    -------------    -------------    -------------

Net Increase (Decrease)
        in Assets Resulting from Operations                        $      3,054     $      2,787     $        (69)    $    (35,266)
===============================================================    =============    =============    =============    =============

                                                                                                     Tax-Efficient
                                                                                    Structured       Structured
                                                                   Enhanced         Emerging         Emerging         Tax-Efficient
Amounts in thousands                                               Equity Fund      Markets Fund     Markets Fund     Equity Fund
                                                                   -------------    -------------    -------------    -------------
Investment Income:
Dividends, net of foreign taxes                                    $        325     $        406     $        502     $         38
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Interest                                                                     13               17               19                6
---------------------------------------------------------------    -------------    -------------    -------------    -------------
        Total Income                                                        338              423              521               44
===============================================================    =============    =============    =============    =============

Expenses:
Investment advisory fees                                                    108               74               96               13
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Administration fees                                                          60               82              106               12
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Distribution and/or servicing fees - Administrative Class                    17                0                0                0
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Distribution and/or servicing fees - Other Classes                            0                0                0               20
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Trustees' fees                                                                2                1                1                0
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Miscellaneous                                                                 1                1                2                0
---------------------------------------------------------------    -------------    -------------    -------------    -------------
        Total Expenses                                                      188              158              205               45
---------------------------------------------------------------    -------------    -------------    -------------    -------------

Net Investment Income (Loss)                                                150              265              316               (1)
===============================================================    =============    =============    =============    =============

Net Realized and Unrealized Gain (Loss):
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Net realized gain (loss) on investments                                   2,611               46           (8,072)             (96)
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Net realized gain (loss) on
        futures contracts and written options                                 0                0                0                0
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Net realized gain (loss) on

        foreign currency transactions                                         0              (29)             (47)               0
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Net change in unrealized appreciation
        (depreciation) on investments                                       970           (5,244)         (22,645)           1,147
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Net change in unrealized appreciation
        (depreciation) on futures contracts and written options               0                0                0                0
---------------------------------------------------------------    -------------    -------------    -------------    -------------
Net change in unrealized appreciation
        (depreciation) on translation of assets
        and liabilities denominated in foreign currencies                     0               (1)              (3)               0
---------------------------------------------------------------    -------------    -------------    -------------    -------------

        Net Gain (Loss)                                                   3,581           (5,228)         (30,767)           1,051
---------------------------------------------------------------    -------------    -------------    -------------    -------------

Net Increase (Decrease)

        in Assets Resulting from Operations                        $      3,731     $     (4,963)    $    (30,451)    $      1,050
===============================================================    =============    =============    =============    =============


Amounts in thousands                                               Balanced Fund
                                                                   -------------
Investment Income:
Dividends, net of foreign taxes                                    $        388
---------------------------------------------------------------    -------------
Interest                                                                    870
---------------------------------------------------------------    -------------
        Total Income                                                      1,258
===============================================================    =============

Expenses:
Investment advisory fees                                                    155
---------------------------------------------------------------    -------------
Administration fees                                                         109
---------------------------------------------------------------    -------------
Distribution and/or servicing fees - Administrative Class                     0
---------------------------------------------------------------    -------------
Distribution and/or servicing fees - Other Classes                          114
---------------------------------------------------------------    -------------
Trustees' fees                                                                2
---------------------------------------------------------------    -------------
Miscellaneous                                                                 0
---------------------------------------------------------------    -------------
        Total Expenses                                                      380
---------------------------------------------------------------    -------------

Net Investment Income (Loss)                                                878
===============================================================    =============

Net Realized and Unrealized Gain (Loss):
---------------------------------------------------------------    -------------
Net realized gain (loss) on investments                                   1,086
---------------------------------------------------------------    -------------
Net realized gain (loss) on
        futures contracts and written options                               623
---------------------------------------------------------------    -------------
Net realized gain (loss) on
        foreign currency transactions                                         0
---------------------------------------------------------------    -------------
Net change in unrealized appreciation
        (depreciation) on investments                                      (474)
---------------------------------------------------------------    -------------
Net change in unrealized appreciation
        (depreciation) on futures contracts and written options            (132)
---------------------------------------------------------------    -------------
Net change in unrealized appreciation
        (depreciation) on translation of assets
        and liabilities denominated in foreign currencies                     0
---------------------------------------------------------------    -------------

        Net Gain (Loss)                                                   1,103
---------------------------------------------------------------    -------------

Net Increase (Decrease)
        in Assets Resulting from Operations                        $      1,981
===============================================================    =============


                                                     See accompanying notes   75

Statements of Changes in Net Assets

Amounts in thousands                                   Emerging Markets Fund                      International Developed Fund
                                                       -----------------------------------   ------------------------------------
                                                        Six Months Ended       Year Ended     Six Months Ended        Year Ended
                                                       December 31, 1998    June 30, 1998    December 31, 1998     June 30, 1998
Increase (Decrease) in Net Assets from:                      (Unaudited)                            (Unaudited)
Operations
Net investment income (loss)                                  $     120         $     195            $    (129)        $   1,254
---------------------------------------------------   ------------------------------------   ------------------------------------
Net realized gain (loss)                                         (2,309)           (3,044)               2,906             1,678
---------------------------------------------------   ------------------------------------   ------------------------------------
Net change in unrealized appreciation (depreciation)             (2,519)          (10,785)              (1,061)           16,311
---------------------------------------------------   ------------------------------------   ------------------------------------
Net increase (decrease) resulting from operations                (4,708)          (13,634)               1,716            19,243
===================================================   ====================================   ====================================

Distributions to Shareholders:
From net investment income
   Institutional Class                                             (107)                0                 (462)             (834)
---------------------------------------------------   ------------------------------------   ------------------------------------
   Administrative Class                                               0                 0                    0                (4)
---------------------------------------------------   ------------------------------------   ------------------------------------
   Other Classes                                                     (2)                0                    0               (33)
---------------------------------------------------   ------------------------------------   ------------------------------------
From net realized capital gains
   Institutional Class                                                0                 0               (1,239)           (4,188)
---------------------------------------------------   ------------------------------------   ------------------------------------
   Administrative Class                                               0                 0                  (73)              (94)
---------------------------------------------------   ------------------------------------   ------------------------------------
   Other Classes                                                      0                 0                 (115)             (291)
---------------------------------------------------   ------------------------------------   ------------------------------------
Total Distributions                                                (109)                0               (1,889)           (5,444)
===================================================   ====================================   ====================================

Fund Share Transactions:
Receipts for shares sold
        Institutional Class                                      12,831            23,187               46,431            66,712
---------------------------------------------------   ------------------------------------   ------------------------------------
        Administrative Class                                        501             1,685                2,047             5,786
---------------------------------------------------   ------------------------------------   ------------------------------------
        Other Classes                                             1,878             4,265              108,816            66,482
---------------------------------------------------   ------------------------------------   ------------------------------------
Issued as reinvestment of distributions
        Institutional Class                                          84                 0                1,555             4,242
---------------------------------------------------   ------------------------------------   ------------------------------------
        Administrative Class                                          0                 0                   21                98
---------------------------------------------------   ------------------------------------   ------------------------------------
        Other Classes                                                 1                 0                  106               285
---------------------------------------------------   ------------------------------------   ------------------------------------
Cost of shares redeemed
        Institutional Class                                     (13,976)          (39,014)             (48,389)          (54,800)
---------------------------------------------------   ------------------------------------   ------------------------------------
        Administrative Class                                     (1,520)             (199)              (7,813)           (2,245)
---------------------------------------------------   ------------------------------------   ------------------------------------
        Other Classes                                            (2,178)           (3,896)            (109,664)          (61,921)
---------------------------------------------------   ------------------------------------   ------------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                            (2,379)          (13,972)              (6,890)           24,639
---------------------------------------------------   ------------------------------------   ------------------------------------
Total Increase (Decrease) in Net Assets                          (7,196)          (27,606)              (7,063)           38,438
===================================================   ====================================   ====================================

Net Assets:
Beginning of period                                              27,569            55,175              138,751           100,313
---------------------------------------------------   ------------------------------------   ------------------------------------
End of period *                                               $  20,373         $  27,569            $ 131,688         $ 138,751
---------------------------------------------------   ------------------------------------   ------------------------------------
*Including net undistributed (overdistributed)
   investment income of:                                      $       8         $      (3)           $    (134)        $     457
---------------------------------------------------   ------------------------------------   ------------------------------------

Amounts in thousands                                  International Fund
                                                      ------------------------------------
                                                       Six Months Ended       Year Ended
                                                      December 31, 1998    June 30, 1998
Increase (Decrease) in Net Assets from:                     (Unaudited)
Operations
Net investment income (loss)                          $         (950)      $        (580)
----------------------------------------------------  -----------------  ----------------
Net realized gain (loss)                                         5,993             8,506
----------------------------------------------------  -----------------  ----------------
Net change in unrealized appreciation (depreciation)           (14,069)            7,290
----------------------------------------------------  -----------------  ----------------
Net increase (decrease) resulting from operations               (9,026)           15,216
----------------------------------------------------  -----------------  ----------------

Distributions to Shareholders:
From net investment income
   Institutional Class                                               0                 0
----------------------------------------------------  -----------------  ----------------
   Administrative Class                                              0                 0
----------------------------------------------------  -----------------  ----------------
   Other Classes                                                     0                 0
----------------------------------------------------  -----------------  ----------------
From net realized capital gains
   Institutional Class                                             (67)                0
----------------------------------------------------  -----------------  ----------------
   Administrative Class                                           (129)                0
----------------------------------------------------  -----------------  ----------------
   Other Classes                                               (11,816)          (13,713)
----------------------------------------------------  -----------------  ----------------

Total Distributions                                            (12,012)          (13,713)
----------------------------------------------------  -----------------  ----------------

Fund Share Transactions:
Receipts for shares sold
   Institutional Class                                           1,144                 0
----------------------------------------------------  -----------------  ----------------
   Administrative Class                                          9,632                 0
----------------------------------------------------  -----------------  ----------------
   Other Classes                                               498,836           559,851
----------------------------------------------------  -----------------  ----------------
Issued as reinvestment of distributions
   Institutional Class                                              67                 0
----------------------------------------------------  -----------------  ----------------
   Administrative Class                                            129                 0
----------------------------------------------------  -----------------  ----------------
   Other Classes                                                11,020            12,731
----------------------------------------------------  -----------------  ----------------
Cost of shares redeemed
   Institutional Class                                             (42)                0
----------------------------------------------------  -----------------  ----------------
   Administrative Class                                           (243)                0
----------------------------------------------------  -----------------  ----------------
   Other Classes                                              (515,587)         (615,042)
----------------------------------------------------  -----------------  ----------------
Net increase (decrease) resulting from Fund
   share transactions                                            4,956           (42,460)
----------------------------------------------------  -----------------  ----------------
Total Increase (Decrease) in Net Assets                        (16,082)          (40,957)
====================================================  =================  ================

Net Assets:
Beginning of period                                            154,452           195,409
----------------------------------------------------  -----------------  ----------------
End of period *                                         $      138,370      $    154,452
----------------------------------------------------  -----------------  ----------------

*Including net undistributed (overdistributed)
   investment income of:                                $       (1,288)     $       (338)
----------------------------------------------------  -----------------  ----------------

76  See accompanying notes


Amounts in thousands                                      Capital Appreciation Fund           Mid-Cap Growth Fund
                                                          ----------------------------------  -----------------------------------
                                                           Six Months Ended       Year Ended   Six Months Ended        Year Ended
                                                          December 31, 1998    June 30, 1998  December 31, 1998     June 30, 1998
Increase (Decrease) in Net Assets from:                         (Unaudited)                         (Unaudited)
Operations
Net investment income (loss)                              $           3,102    $       4,296   $            438     $         841
--------------------------------------------------------  -----------------------------------  -----------------------------------
Net realized gain (loss)                                             33,019           89,980            (22,826)           58,714
--------------------------------------------------------  -----------------------------------  -----------------------------------
Net change in unrealized appreciation (depreciation)                (12,629)         125,025             38,989            57,682
--------------------------------------------------------  -----------------------------------  -----------------------------------
Net increase (decrease) resulting from operations                    23,492          219,301             16,601           117,237
========================================================  ===================================  ===================================

Distributions to Shareholders:
From net investment income
   Institutional Class                                               (4,164)          (3,482)              (342)           (1,419)
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Administrative Class                                              (1,045)            (171)               (48)              (35)
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Other Classes                                                       (398)            (177)               (34)              (41)
--------------------------------------------------------  -----------------------------------  -----------------------------------
From net realized capital gains
   Institutional Class                                              (43,875)         (44,474)           (21,475)          (21,350)
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Administrative Class                                             (12,574)          (1,807)            (4,502)             (510)
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Other Classes                                                    (14,257)          (4,063)           (15,306)           (8,377)
--------------------------------------------------------  -----------------------------------  -----------------------------------
Total Distributions                                                 (76,313)         (54,174)           (41,707)          (31,732)
========================================================  ===================================  ===================================

Fund Share Transactions:
Receipts for shares sold
   Institutional Class                                              158,767          261,189            231,251           273,380
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Administrative Class                                              95,535          134,100             50,079            77,781
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Other Classes                                                     62,387          165,130            132,228           249,617
--------------------------------------------------------  -----------------------------------  -----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                               35,601           37,066             19,853            22,222
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Administrative Class                                              13,611            1,973              4,542               544
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Other Classes                                                     13,709            4,064             14,074             7,672
--------------------------------------------------------  -----------------------------------  -----------------------------------
Cost of shares redeemed
   Institutional Class                                             (253,066)        (164,429)          (158,761)         (208,995)
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Administrative Class                                             (28,254)         (18,481)           (19,360)           (8,950)
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Other Classes                                                    (24,596)         (24,147)           (73,922)          (92,467)
--------------------------------------------------------  -----------------------------------  -----------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                                73,694          396,465            199,984           320,804
--------------------------------------------------------  -----------------------------------  -----------------------------------
Total Increase (Decrease) in Net Assets                              20,873          561,592            174,878           406,309
========================================================  ===================================  ===================================

Net Assets:
Beginning of period                                               1,123,543          561,951            793,878           387,569
--------------------------------------------------------  -----------------------------------  -----------------------------------
End of period *                                           $       1,144,416    $   1,123,543    $       968,756       $   793,878
--------------------------------------------------------  -----------------------------------  -----------------------------------
*Including net undistributed (overdistributed)
   investment income of:                                  $             459    $       2,964    $            66       $        52
--------------------------------------------------------  -----------------------------------  -----------------------------------

Amounts in thousands                                             Micro-Cap Growth Fund             Small-Cap Growth Fund
                                                          -----------------------------------  -----------------------------------
                                                           Six Months Ended       Year Ended   Six Months Ended        Year Ended
                                                          December 31, 1998    June 30, 1998  December 31, 1998     June 30, 1998
Increase (Decrease) in Net Assets from:                         (Unaudited)                         (Unaudited)
Operations
Net investment income (loss)                              $           (798)    $      (1,116)  $           (24)     $         (84)
--------------------------------------------------------  -----------------------------------  -----------------------------------
Net realized gain (loss)                                           (13,145)           24,846            (6,675)             3,966
--------------------------------------------------------  -----------------------------------  -----------------------------------
Net change in unrealized appreciation (depreciation)               (22,977)           36,520            (1,954)             2,887
--------------------------------------------------------  -----------------------------------  -----------------------------------
Net increase (decrease) resulting from operations                  (36,920)           60,250            (8,653)             6,769
========================================================  ===================================  ===================================

Distributions to Shareholders:
From net investment income
   Institutional Class                                                   0                 0                 0                  0
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Administrative Class                                                  0                 0                 0                  0
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Other Classes                                                         0                 0                 0                  0
--------------------------------------------------------  -----------------------------------  -----------------------------------
From net realized capital gains
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Institutional Class                                              (7,982)          (22,885)           (2,229)            (4,791)
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Administrative Class                                                (83)             (396)              (52)                (8)
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Other Classes                                                         0                 0                 0                  0
--------------------------------------------------------  -----------------------------------  -----------------------------------

Total Distributions                                                 (8,065)          (23,281)           (2,281)            (4,799)
========================================================  ===================================  ===================================

Fund Share Transactions:
Receipts for shares sold
   Institutional Class                                              64,107            69,180            23,500             13,396
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Administrative Class                                                678             4,130               598              1,166
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Other Classes                                                         0                 0                 0                  0
--------------------------------------------------------  -----------------------------------  -----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                               6,383            19,223             2,229              4,781
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Administrative Class                                                 83               396                51                  7
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Other Classes                                                         0                 0                 0                  0
--------------------------------------------------------  -----------------------------------  -----------------------------------
Cost of shares redeemed
   Institutional Class                                             (25,120)          (31,187)           (2,694)            (5,918)
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Administrative Class                                             (2,075)           (2,345)              (82)              (171)
--------------------------------------------------------  -----------------------------------  -----------------------------------
   Other Classes                                                         0                 0                 0                  0
--------------------------------------------------------  -----------------------------------  -----------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                               44,056            59,397            23,602             13,261
--------------------------------------------------------  -----------------------------------  -----------------------------------

Total Increase (Decrease) in Net Assets                               (929)           96,366            12,668             15,231
========================================================  ===================================  ===================================

Net Assets:
Beginning of period                                                262,621           166,255            48,622             33,391
--------------------------------------------------------  -----------------------------------  -----------------------------------
End of period *                                           $        261,692     $     262,621   $        61,290       $     48,622
--------------------------------------------------------  -----------------------------------  -----------------------------------
*Including net undistributed (overdistributed)
   investment income of:                                  $           (798)    $           0   $           (20)      $          4
--------------------------------------------------------  -----------------------------------  -----------------------------------

Amounts in thousands                                      Renaissance Fund
                                                          -----------------------------------
                                                           Six Months Ended       Year Ended
                                                          December 31, 1998    June 30, 1998
Increase (Decrease) in Net Assets from:                         (Unaudited)
Operations
Net investment income (loss)                              $          (1,719)   $      (1,489)
--------------------------------------------------------  -----------------------------------
Net realized gain (loss)                                            (61,633)         123,570
--------------------------------------------------------  -----------------------------------
Net change in unrealized appreciation (depreciation)                 51,035            4,045
--------------------------------------------------------  -----------------------------------
Net increase (decrease) resulting from operations                   (12,317)         126,126
========================================================  ===================================

Distributions to Shareholders:
From net investment income
   Institutional Class                                                    0                0
--------------------------------------------------------  -----------------------------------
   Administrative Class                                                   0                0
--------------------------------------------------------  -----------------------------------
   Other Classes                                                          0             (425)
--------------------------------------------------------  -----------------------------------
From net realized capital gains
   Institutional Class                                                  (11)               0
--------------------------------------------------------  -----------------------------------
   Administrative Class                                                 (25)               0
--------------------------------------------------------  -----------------------------------
   Other Classes                                                    (80,825)         (80,722)
--------------------------------------------------------  -----------------------------------

Total Distributions                                                 (80,861)         (81,147)
========================================================  ==================================

Fund Share Transactions:
Receipts for shares sold                                                 55              761
--------------------------------------------------------  -----------------------------------
   Institutional Class                                                  236                0
--------------------------------------------------------  -----------------------------------
   Administrative Class                                             216,333          464,673
--------------------------------------------------------  -----------------------------------
   Other Classes
--------------------------------------------------------  -----------------------------------
Issued as reinvestment of distributions
   Institutional Class                                                    0                0
--------------------------------------------------------  -----------------------------------
   Administrative Class                                                  25                0
--------------------------------------------------------  -----------------------------------
   Other Classes                                                     74,622           74,240
--------------------------------------------------------  -----------------------------------
Cost of shares redeemed
   Institutional Class                                                 (744)               0
--------------------------------------------------------  -----------------------------------
   Administrative Class                                                  (5)               0
--------------------------------------------------------  -----------------------------------
   Other Classes                                                   (218,810)        (311,714)
--------------------------------------------------------  -----------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                                71,712          227,960
--------------------------------------------------------  -----------------------------------
Total Increase (Decrease) in Net Assets                             (21,466)         272,939
========================================================  ===================================

Net Assets:
Beginning of period                                                 657,024          384,085
--------------------------------------------------------  -----------------------------------
End of period *                                           $         635,558    $     657,024
--------------------------------------------------------  -----------------------------------

*Including net undistributed (overdistributed)
   investment income of:                                  $          44,815    $      46,534
--------------------------------------------------------  -----------------------------------

                                                      See accompanying notes  77

Statements of Changes in Net Assets

Amounts in thousands                               Core Equity Fund                          Mid-Cap Equity Fund
                                                   -------------------------------------------------------------------------------

                                                    Six Months Ended          Year Ended      Six Months Ended          Year Ended
Increase (Decrease) in Net Assets from:            December 31, 1998       June 30, 1998     December 31, 1998       June 30, 1998
                                                          (Unaudited)                               (Unaudited)

Operations:
Net investment income (loss)                       $            (131)      $         (48)    $              (9)      $         (23)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                       2,294               7,541                   (72)              1,680
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
 (depreciation)                                               15,300              23,946                 1,201                 714
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
  operations                                                  17,463              31,439                 1,120               2,371
==================================================================================================================================

Distributions to Shareholders:
From net investment income
  Institutional Class                                              0                   0                     0                   0
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                             0                   0                     0                   0
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                   0                     0                   0
----------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
  Institutional Class                                            (60)               (310)                 (425)             (2,113)
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                        (5,514)             (7,237)                 (168)               (138)
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                   0                     0                   0
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (5,574)             (7,547)                 (593)             (2,251)
==================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
  Institutional Class                                            340                 998                   697               1,655
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                        34,711              87,923                 1,385               2,245
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                   0                     0                   0
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                             57                 308                   184                 618
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                         5,514               7,237                   168                 138
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                   0                     0                   0
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                           (632)             (6,755)                 (433)             (1,428)
----------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                       (12,116)            (18,798)                 (209)                (80)
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                   0                     0                   0
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund
  share transactions                                          27,874              70,913                 1,792               3,148
----------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                       39,763              94,805                 2,319               3,268
==================================================================================================================================

Net Assets:
Beginning of period                                          130,581              35,776                10,859               7,591
----------------------------------------------------------------------------------------------------------------------------------
End of period *                                    $         170,344       $     130,581     $          13,178       $      10,859
----------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed)
  investment income of:                            $           1,238       $       1,369     $             404       $         413
----------------------------------------------------------------------------------------------------------------------------------

Amounts in thousands                               International Growth Fund
                                                   -----------------------------------------

                                                    Six Months Ended             Period from
Increase (Decrease) in Net Assets from:            December 31, 1998       December 31, 1997
                                                          (Unaudited)       to June 30, 1998
Operations:
Net investment income (loss)                       $             (17)      $               0
--------------------------------------------------------------------------------------------
Net realized gain (loss)                                         544                     305
--------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation)                                                (363)                  1,473
--------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
   operations                                                    164                   1,778
============================================================================================

Distributions to Shareholders:
From net investment income
   Institutional Class                                            (9)                      0
--------------------------------------------------------------------------------------------
   Administrative Class                                            0                       0
--------------------------------------------------------------------------------------------
   Other Classes                                                   0                       0
--------------------------------------------------------------------------------------------
From net realized capital gains
   Institutional Class                                          (519)                      0
--------------------------------------------------------------------------------------------
   Administrative Class                                            0                       0
--------------------------------------------------------------------------------------------
   Other Classes                                                   0                       0
--------------------------------------------------------------------------------------------
Total Distributions                                             (528)                      0
============================================================================================

Fund Share Transactions:
Receipts for shares sold
   Institutional Class                                            30                   5,044
--------------------------------------------------------------------------------------------
   Administrative Class                                            0                       0
--------------------------------------------------------------------------------------------
   Other Classes                                                   0                       0
--------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
   Institutional Class                                             2                       0
--------------------------------------------------------------------------------------------
   Administrative Class                                            0                       0
--------------------------------------------------------------------------------------------
   Other Classes                                                   0                       0
--------------------------------------------------------------------------------------------
Cost of shares redeemed
   Institutional Class                                           (26)                      0
--------------------------------------------------------------------------------------------
   Administrative Class                                            0                       0
--------------------------------------------------------------------------------------------
   Other Classes                                                   0                       0
--------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund
  share transactions                                               6                   5,044
--------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                         (358)                  6,822
============================================================================================

Net Assets:
Beginning of period                                            6,822                       0
--------------------------------------------------------------------------------------------
End of period *                                            $   6,464               $   6,822
--------------------------------------------------------------------------------------------
*Including net undistributed (overdistributed)
  investment income of:                                    $     276               $     302
--------------------------------------------------------------------------------------------

78  See accompanying notes

Amounts in thousands                                    Equity Income Fund                     Value Fund
                                                        --------------------------------------------------------------------------

                                                         Six Months Ended        Year Ended     Six Months Ended        Year Ended
Increase (Decrease) in Net Assets from:                 December 31, 1998     June 30, 1998    December 31, 1998     June 30, 1998
                                                               (Unaudited)                            (Unaudited)
Operations:
Net investment income (loss)                                    $   2,548         $   4,503            $   1,398         $   2,032
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                           11,693            23,527               12,336            29,304
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)              (11,187)            4,261              (10,947)            3,088
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                   3,054            32,291                2,787            34,424
==================================================================================================================================

Distributions to Shareholders:
From net investment income
        Institutional Class                                        (1,820)           (3,573)                (749)           (1,220)
----------------------------------------------------------------------------------------------------------------------------------
        Administrative Class                                         (133)             (251)                (111)              (72)
----------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                (533)             (611)                (521)             (723)
----------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
        Institutional Class                                       (15,114)          (16,363)              (9,693)           (7,693)
----------------------------------------------------------------------------------------------------------------------------------
        Administrative Class                                       (1,194)           (1,189)              (1,646)             (412)
----------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                              (6,359)           (3,155)             (14,993)          (12,584)
----------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                               (25,153)          (25,142)             (27,713)          (22,704)
==================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
        Institutional Class                                        14,383            18,221               13,314            17,292
----------------------------------------------------------------------------------------------------------------------------------
        Administrative Class                                        1,284             4,124                5,891            10,641
----------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                              16,492            44,411               25,988            62,175
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                                        16,664            19,487               10,390             8,878
----------------------------------------------------------------------------------------------------------------------------------
        Administrative Class                                        1,325             1,437                1,752               483
----------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                               6,514             3,576               14,348            12,266
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                                       (23,358)          (24,500)              (6,711)          (22,371)
----------------------------------------------------------------------------------------------------------------------------------
        Administrative Class                                       (2,289)           (2,429)              (1,080)             (725)
----------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                             (10,310)           (7,993)             (34,122)          (40,804)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund
  share transactions                                               20,705            54,334               29,770            47,835
----------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                            (1,394)           61,483                4,844            59,555
==================================================================================================================================

Net Assets:
Beginning of period                                               201,707           140,224              239,359           179,804
----------------------------------------------------------------------------------------------------------------------------------
End of period *                                                 $ 200,313         $ 201,707            $ 244,203         $ 239,359
----------------------------------------------------------------------------------------------------------------------------------
*Including net undistributed (overdistributed)
  investment income of:                                         $   4,816         $   4,754            $   5,638         $   5,621
----------------------------------------------------------------------------------------------------------------------------------

Amounts in thousands                                Value 25 Fund          Small-Cap Value Fund
                                                    --------------------------------------------------------------
                                                           Period from
                                                      July 10, 1998 to      Six Months Ended            Year Ended
Increase (Decrease) in Net Assets from:              December 31, 1998     December 31, 1998         June 30, 1998
                                                            (Unaudited)           (Unaudited)
Operations:
Net investment income (loss)                                 $       7             $   2,173             $   2,083
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                          (118)              (13,324)               15,567
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                42               (24,115)               (3,548)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                  (69)              (35,266)               14,102
==================================================================================================================

Distributions to Shareholders:
From net investment income
        Institutional Class                                         (1)                 (796)                 (339)
------------------------------------------------------------------------------------------------------------------
        Administrative Class                                         0                  (247)                  (55)
------------------------------------------------------------------------------------------------------------------
        Other Classes                                               (7)               (1,810)                 (946)
------------------------------------------------------------------------------------------------------------------
From net realized capital gains
        Institutional Class                                          0                (1,632)               (1,659)
------------------------------------------------------------------------------------------------------------------
        Administrative Class                                         0                  (543)                 (373)
------------------------------------------------------------------------------------------------------------------
        Other Classes                                                0                (9,214)               (6,325)
------------------------------------------------------------------------------------------------------------------

Total Distributions                                                 (8)              (14,242)               (9,697)
==================================================================================================================

Fund Share Transactions:
Receipts for shares sold
        Institutional Class                                        187                24,613                44,619
------------------------------------------------------------------------------------------------------------------
        Administrative Class                                         0                12,003                 6,309
------------------------------------------------------------------------------------------------------------------
        Other Classes                                            2,137               102,527               307,809
------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                                          1                 2,201                 1,770
------------------------------------------------------------------------------------------------------------------
        Administrative Class                                         0                   790                   427
------------------------------------------------------------------------------------------------------------------
        Other Classes                                                6                10,427                 6,863
------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                                          0                (8,354)              (38,130)
------------------------------------------------------------------------------------------------------------------
        Administrative Class                                         0                (3,246)               (2,525)
------------------------------------------------------------------------------------------------------------------
        Other Classes                                             (244)              (65,871)              (35,827)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund
  share transactions                                             2,087                75,090               291,315
------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                          2,010                25,582               295,720
==================================================================================================================

Net Assets:
Beginning of period                                                  0               374,552                78,832
------------------------------------------------------------------------------------------------------------------
End of period *                                              $   2,010             $ 400,134             $ 374,552
------------------------------------------------------------------------------------------------------------------
*Including net undistributed (overdistributed)
  investment income of:                                      $      (1)            $   5,605             $   6,285
------------------------------------------------------------------------------------------------------------------

Amounts in thousands                                      Enhanced Equity Fund
                                                          -----------------------------------

                                                           Six Months Ended        Year Ended
Increase (Decrease) in Net Assets from:                   December 31, 1998     June 30, 1998
                                                                 (Unaudited)
Operations:
Net investment income (loss)                                      $     150         $     332
---------------------------------------------------------------------------------------------
Net realized gain (loss)                                              2,611             8,536
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                    970             3,781
---------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                     3,731            12,649
=============================================================================================

Distributions to Shareholders:
From net investment income
        Institutional Class                                            (201)             (414)
---------------------------------------------------------------------------------------------
        Administrative Class                                            (83)              (30)
---------------------------------------------------------------------------------------------
        Other Classes                                                     0                 0
---------------------------------------------------------------------------------------------
From net realized capital gains
        Institutional Class                                          (4,601)          (16,994)
---------------------------------------------------------------------------------------------
        Administrative Class                                         (1,927)           (1,166)
---------------------------------------------------------------------------------------------
        Other Classes                                                     0                 0
---------------------------------------------------------------------------------------------

Total Distributions                                                  (6,812)          (18,604)
=============================================================================================

Fund Share Transactions:
Receipts for shares sold
        Institutional Class                                           3,373             4,869
---------------------------------------------------------------------------------------------
        Administrative Class                                          6,054             9,937
---------------------------------------------------------------------------------------------
        Other Classes                                                     0                 0
---------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                                           4,794            17,291
---------------------------------------------------------------------------------------------
        Administrative Class                                          2,003             1,196
---------------------------------------------------------------------------------------------
        Other Classes                                                     0                 0
---------------------------------------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                                          (4,551)          (24,666)
---------------------------------------------------------------------------------------------
        Administrative Class                                         (1,045)             (517)
---------------------------------------------------------------------------------------------
        Other Classes                                                     0                 0
---------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund
  share transactions                                                 10,628             8,110
---------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                               7,547             2,155
=============================================================================================

Net Assets:
Beginning of period                                                  46,993            44,838
---------------------------------------------------------------------------------------------
End of period *                                                   $  54,540         $  46,993
---------------------------------------------------------------------------------------------
*Including net undistributed (overdistributed)
  investment income of:                                           $   1,295         $   1,429
---------------------------------------------------------------------------------------------

                                                      See accompanying notes  79

Statements of Changes in Net Assets

                                                              Tax-Efficient
                                           Structured         Structured
                                           Emerging           Emerging           Tax-Efficient
Amounts in thousands                       Markets Fund       Markets Fund       Equity Fund      Balanced Fund
                                           -----------------------------------------------------------------------------------------

                                                                                       Period from
                                                                     Six Months      September 30,
                                            Six Months Ended              Ended            1998 to   Six Months Ended
                                           December 31, 1998  December 31, 1998  December 31, 1998  December 31, 1998     Year Ended
Increase (Decrease) in Net Assets from:          (Unaudited)        (Unaudited)        (Unaudited)        (Unaudited)  June 30, 1998
                                           ------------------------------------  ---------------------------------------------------
Operations:
Net investment income (loss)                 $           265    $           316   $           (1)   $         878     $      1,822
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                  17             (8,119)             (96)           1,709           11,033
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
  appreciation (depreciation)                         (5,245)           (22,648)           1,147             (606)          (1,046)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  resulting from operations                           (4,963)           (30,451)           1,050            1,981           11,809
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
        Institutional Class                             (252)              (300)               0             (475)          (1,462)
------------------------------------------------------------------------------------------------------------------------------------
        Administrative Class                               0                  0                0                0                0
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                      0                  0                0             (358)            (328)
------------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
        Institutional Class                             (980)                 0                0           (5,061)          (5,071)
------------------------------------------------------------------------------------------------------------------------------------
        Administrative Class                               0                  0                0                0                0
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                      0                  0                0           (4,529)          (1,027)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                   (1,232)              (300)               0          (10,423)          (7,888)
====================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
        Institutional Class                           38,792             77,624                0            1,822            5,975
------------------------------------------------------------------------------------------------------------------------------------
        Administrative Class                               0                  0              359                0                0
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                      0                  0           15,052           11,610           26,009
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                            1,209                300                0            5,495            6,512
------------------------------------------------------------------------------------------------------------------------------------
        Administrative Class                               0                  0                0                0                0
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                      0                  0                0            3,835            1,271
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                             (748)            (1,524)               0           (5,948)         (36,139)
------------------------------------------------------------------------------------------------------------------------------------
        Administrative Class                               0                  0                0                0                0
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                      0                  0           (3,207)          (5,787)          (3,224)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                 39,253             76,400           12,204           11,027              404
------------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets               33,058             45,649           13,254            2,585            4,325
====================================================================================================================================

Net Assets:
Beginning of period                                        0                  0                0           68,254           63,929
------------------------------------------------------------------------------------------------------------------------------------
End of period *                              $        33,058    $        45,649   $       13,254    $      70,839     $     68,254
------------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed
   (overdistributed) investment income of:   $            13    $            16   $           (1)   $       2,623     $      2,578
------------------------------------------------------------------------------------------------------------------------------------

80  See accompanying notes

Notes to Financial Statements
December 31, 1998 (Unaudited)


1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust" is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-eight separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the "Institutional Classes") of the Trust. Certain detailed financial information for the A, B, C and D Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Renaissance, Equity Income, Value and Balanced Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

        Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

December 31, 1998 (Unaudited)


Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Emerging Markets Fund - $39,490; International Developed Fund - $66,404; International Fund - $109,643; Mid-Cap Growth Fund - $5,933; Renaissance Fund - $8,699; Core Equity Fund - $190; International Growth Fund - $ 2,730; Equity Income Fund - $7,736; Value Fund - $13,783; Value 25 Fund - $61; Small-Cap Value Fund - $2,070; Enhanced Equity Fund - $887; Structured Emerging Markets Fund - $26,467; Tax-Efficient Structured Emerging Markets Fund - $32,732; Tax-Efficient Equity Fund - $10; and Balanced Fund - $1,122.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. (" PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Value Fund; 0.55% for the International Fund; 0.57% for the Core Equity Fund; 0.60% for the International Developed, Renaissance and Small-Cap Value Funds; 0.63% for the Mid-Cap Equity Fund; 0.85% for the International Growth and Emerging Markets Funds; 1.00% for the Small-Cap Growth Fund; 1.25% for the Micro-Cap Growth Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. All of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.50% for the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.65% for the International, Emerging Markets and International Developed Funds, 0.45% for the Precious Metals Fund and 0.40% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.40%.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

        The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

        Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                               Distribution Fee (%)   Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Funds                                        --                0.25

Class B
All Funds                                      0.75                0.25

Class C
All Funds                                      0.75                0.25

Class D
All Funds                                        --                0.25

        PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 1998, PFD received $1,827,985 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.

        Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

December 31, 1998 (Unaudited)


4. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):


                                                                              Emerging Markets Fund
                                                         ----------------------------------------------------------------------
                                                           Six Months Ended 12/31/98                        Year Ended 6/30/98
                                                         Shares               Amount               Shares               Amount

                                                         ----------------------------------------------------------------------
Receipts for shares sold
        Institutional Class                               1,543            $  12,831                1,946            $  23,187
-----------------------------------------------------    ----------------------------------------------------------------------
        Administrative Class                                 57                  501                  141                1,685
-----------------------------------------------------    ----------------------------------------------------------------------
        Other Classes                                       216                1,878                  361                4,265
-----------------------------------------------------    ----------------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                                  10                   84                    0                    0
-----------------------------------------------------    ----------------------------------------------------------------------
        Administrative Class                                  0                    0                    0                    0
-----------------------------------------------------    ----------------------------------------------------------------------
        Other Classes                                         0                    1                    0                    0
-----------------------------------------------------    ----------------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                              (1,686)             (13,976)              (3,341)             (39,014)
-----------------------------------------------------    ----------------------------------------------------------------------
        Administrative Class                               (189)              (1,520)                 (17)                (199)
-----------------------------------------------------    ----------------------------------------------------------------------
        Other Classes                                      (250)              (2,178)                (333)              (3,896)
-----------------------------------------------------    ----------------------------------------------------------------------
Net increase resulting from
        Fund share transactions                            (299)           $  (2,379)              (1,243)           $ (13,972)
=====================================================    ======================================================================

                                                                           International Developed Fund
                                                         ----------------------------------------------------------------------
                                                           Six Months Ended 12/31/98                        Year Ended 6/30/98
                                                         Shares               Amount               Shares               Amount

                                                         ----------------------------------------------------------------------
Receipts for shares sold
        Institutional Class                               3,454            $  46,431                5,097            $  66,712
-----------------------------------------------------    ----------------------------------------------------------------------
        Administrative Class                                147                2,047                  434                5,786
-----------------------------------------------------    ----------------------------------------------------------------------
        Other Classes                                     8,180              108,816                4,888               66,482
-----------------------------------------------------    ----------------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                                 115                1,555                  367                4,242
-----------------------------------------------------    ----------------------------------------------------------------------
        Administrative Class                                  5                   21                    8                   98
-----------------------------------------------------    ----------------------------------------------------------------------
        Other Classes                                         8                  106                   25                  285
-----------------------------------------------------    ----------------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                              (3,449)             (48,389)              (4,103)             (54,800)
-----------------------------------------------------    ----------------------------------------------------------------------
        Administrative Class                               (591)              (7,813)                (178)              (2,245)
-----------------------------------------------------    ----------------------------------------------------------------------
        Other Classes                                    (8,180)            (109,664)              (4,488)             (61,921)
-----------------------------------------------------    ----------------------------------------------------------------------
Net increase resulting from
        Fund share transactions                            (311)           $  (6,890)               2,050            $  24,639
=====================================================    ======================================================================

                                                                                  International Fund
                                                        -----------------------------------------------------------------------
                                                           Six Months Ended 12/31/98                        Year Ended 6/30/98
                                                         Shares               Amount               Shares               Amount
                                                        -----------------------------------------------------------------------
Receipts for shares sold
        Institutional Class                                 103            $   1,144                    0            $       0
-----------------------------------------------------    ----------------------------------------------------------------------
        Administrative Class                                916                9,632                    0                    0
-----------------------------------------------------    ----------------------------------------------------------------------
        Other Classes                                    41,065              498,836               42,826              559,851
-----------------------------------------------------    ----------------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                                   6                   67                    0                    0
-----------------------------------------------------    ----------------------------------------------------------------------
        Administrative Class                                 12                  129                    0                    0
-----------------------------------------------------    ----------------------------------------------------------------------
        Other Classes                                     1,044               11,020                1,129               12,731
-----------------------------------------------------    ----------------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                                  (4)                 (42)                   0                    0
-----------------------------------------------------    ----------------------------------------------------------------------
        Administrative Class                                (21)                (243)                   0                    0
-----------------------------------------------------    ----------------------------------------------------------------------
        Other Classes                                   (42,016)            (515,587)             (46,890)            (615,042)
-----------------------------------------------------    ----------------------------------------------------------------------
Net increase resulting from
        Fund share transactions                           1,105            $   4,956               (2,935)           $ (42,460)
=====================================================    ======================================================================

                                                                                     Renaissance Fund
                                                        -----------------------------------------------------------------------

                                                           Six Months Ended 12/31/98                        Year Ended 6/30/98
                                                         Shares               Amount               Shares               Amount
                                                        -----------------------------------------------------------------------
Receipts for shares sold
        Institutional Class                                   3            $      55                   44            $     761
-----------------------------------------------------   -----------------------------------------------------------------------
        Administrative Class                                 15                  236                    0                    0
-----------------------------------------------------   -----------------------------------------------------------------------
        Other Classes                                    12,708              216,333               25,025              464,673
-----------------------------------------------------   -----------------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                                   0                    0                    0                    0
-----------------------------------------------------   -----------------------------------------------------------------------
        Administrative Class                                  2                   25                    0                    0
-----------------------------------------------------   -----------------------------------------------------------------------
        Other Classes                                     4,945               74,622                4,447               74,240
-----------------------------------------------------   -----------------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                                 (43)                (744)                   0                    0
-----------------------------------------------------   -----------------------------------------------------------------------
        Administrative Class                                  0                   (5)                   0                    0
-----------------------------------------------------   -----------------------------------------------------------------------
        Other Classes                                   (12,979)            (218,810)             (16,657)            (311,714)
-----------------------------------------------------   -----------------------------------------------------------------------
Net increase resulting from
        Fund share transactions                           4,651            $  71,712               12,859            $ 227,960
=====================================================   =======================================================================
                                                                                 Core Equity Fund
                                                        -----------------------------------------------------------------------
                                                           Six Months Ended 12/31/98                        Year Ended 6/30/98
                                                          Shares              Amount               Shares               Amount
                                                        -----------------------------------------------------------------------
Receipts for shares sold
        Institutional Class                                  18            $     340                   60            $     998
-----------------------------------------------------   -----------------------------------------------------------------------
        Administrative Class                              1,820               34,711                5,068               87,923
-----------------------------------------------------   -----------------------------------------------------------------------
        Other Classes                                         0                    0                    0                    0
-----------------------------------------------------   -----------------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                                   3                   57                   19                  308
-----------------------------------------------------   -----------------------------------------------------------------------
        Administrative Class                                275                5,514                  456                7,237
-----------------------------------------------------   -----------------------------------------------------------------------
        Other Classes                                         0                    0                    0                    0
-----------------------------------------------------   -----------------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                                 (33)                (632)                (400)              (8,755)
-----------------------------------------------------   -----------------------------------------------------------------------
        Administrative Class                               (636)             (12,116)              (1,077)             (18,798)
-----------------------------------------------------   -----------------------------------------------------------------------
        Other Classes                                         0                    0                    0                    0
-----------------------------------------------------   -----------------------------------------------------------------------
Net increase resulting from
        Fund share transactions                           1,447            $  27,874                4,125            $  70,913
=====================================================   =======================================================================
                                                                                Mid-Cap Equity Fund
                                                        -----------------------------------------------------------------------
                                                           Six Months Ended 12/31/98                        Year Ended 6/30/98
                                                         Shares               Amount               Shares               Amount
                                                        -----------------------------------------------------------------------
Receipts for shares sold
        Institutional Class                                  56            $     697                  142            $   1,655
-----------------------------------------------------   -----------------------------------------------------------------------
        Administrative Class                                111                1,385                  170                2,245
-----------------------------------------------------   -----------------------------------------------------------------------
        Other Classes                                         0                    0                    0                    0
-----------------------------------------------------   -----------------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                                  15                  184                   53                  618
-----------------------------------------------------   -----------------------------------------------------------------------
        Administrative Class                                 14                  168                   12                  138
-----------------------------------------------------   -----------------------------------------------------------------------
        Other Classes                                         0                    0                    0                    0
-----------------------------------------------------   -----------------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                                 (33)                (433)                (109)              (1,428)
-----------------------------------------------------   -----------------------------------------------------------------------
        Administrative Class                                (17)                (209)                  (6)                 (80)
-----------------------------------------------------   -----------------------------------------------------------------------
        Other Classes                                         0                    0                    0                    0
-----------------------------------------------------   -----------------------------------------------------------------------
Net increase resulting from
        Fund share transactions                             146            $   1,792                  262            $   3,148
=====================================================   =======================================================================

                                                                 Capital Appreciation Fund
                                                 --------------------------------------------------------------
                                                 Six Months Ended 12/31/98                  Year Ended 6/30/98
                                                  Shares            Amount            Shares            Amount
                                                 --------------------------------------------------------------
Receipts for shares sold
        Institutional Class                        6,562         $ 158,767            10,851         $ 261,189
----------------------------------------------   --------------------------------------------------------------
        Administrative Class                       3,735            95,535             5,609           134,100
----------------------------------------------   --------------------------------------------------------------
        Other Classes                              2,558            62,387             6,924           165,130
----------------------------------------------   --------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                        1,505            35,601             1,599            37,066
----------------------------------------------   --------------------------------------------------------------
        Administrative Class                         579            13,611                85             1,973
----------------------------------------------   --------------------------------------------------------------
        Other Classes                                589            13,709               176             4,064
----------------------------------------------   --------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                      (10,353)         (253,066)           (6,904)         (164,429)
----------------------------------------------   --------------------------------------------------------------
        Administrative Class                      (1,196)          (28,254)             (748)          (18,481)
----------------------------------------------   --------------------------------------------------------------
        Other Classes                             (1,056)          (24,596)           (1,007)          (24,147)
----------------------------------------------   --------------------------------------------------------------
Net increase resulting from
        Fund share transactions                    2,923         $  73,694            16,585         $ 396,465
==============================================   ==============================================================

                                                                       Mid-Cap Growth Fund
                                                 ----------------------------------------------------------------
                                                   Six Months Ended 12/31/98                  Year Ended 6/30/98
                                                    Shares            Amount            Shares            Amount
                                                 ----------------------------------------------------------------
Receipts for shares sold
        Institutional Class                         10,493         $ 231,251            11,844         $ 273,380
-----------------------------------------------  ----------------------------------------------------------------
        Administrative Class                         2,255            50,079             3,327            77,781
-----------------------------------------------  ----------------------------------------------------------------
        Other Classes                                5,994           132,228            10,834           249,617
-----------------------------------------------  ----------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                            923            19,853               975            22,222
-----------------------------------------------  ----------------------------------------------------------------
        Administrative Class                           213             4,542                24               544
-----------------------------------------------  ----------------------------------------------------------------
        Other Classes                                  664            14,074               339             7,672
-----------------------------------------------  ----------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                         (7,162)         (158,761)           (9,011)         (208,995)
-----------------------------------------------  ----------------------------------------------------------------
        Administrative Class                          (886)          (19,360)             (381)           (8,950)
-----------------------------------------------  ----------------------------------------------------------------
        Other Classes                               (3,441)          (73,922)           (3,985)          (92,467)
-----------------------------------------------  ----------------------------------------------------------------
Net increase resulting from
        Fund share transactions                      9,053         $ 199,984            13,966         $ 320,804
===============================================  ================================================================
                                                                    Micro-Cap Growth Fund
                                                ---------------------------------------------------------------
                                                 Six Months Ended 12/31/98                  Year Ended 6/30/98
                                                  Shares            Amount            Shares            Amount
                                                ---------------------------------------------------------------
Receipts for shares sold
        Institutional Class                        3,103         $  64,107             3,100         $  69,180
---------------------------------------------   ---------------------------------------------------------------
        Administrative Class                          35               678               181             4,130
---------------------------------------------   ---------------------------------------------------------------
        Other Classes                                  0                 0                 0                 0
---------------------------------------------   ---------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                          339             6,383               910            19,223
---------------------------------------------   ---------------------------------------------------------------
        Administrative Class                           4                83                19               396
---------------------------------------------   ---------------------------------------------------------------
        Other Classes                                  0                 0                 0                 0
---------------------------------------------   ---------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                       (1,314)          (25,120)           (1,382)          (31,187)
---------------------------------------------   ---------------------------------------------------------------
        Administrative Class                        (105)           (2,075)             (104)           (2,345)
---------------------------------------------   ---------------------------------------------------------------
        Other Classes                                  0                 0                 0                 0
---------------------------------------------   ---------------------------------------------------------------
Net increase resulting from
        Fund share transactions                    2,062         $  44,056             2,724         $  59,397
=============================================   ===============================================================
                                                                      Small-Cap Growth Fund
                                                ---------------------------------------------------------------
                                                 Six Months Ended 12/31/98                  Year Ended 6/30/98
                                                  Shares            Amount            Shares            Amount
                                                ---------------------------------------------------------------
Receipts for shares sold
        Institutional Class                        1,789         $  23,500               957         $  13,396
---------------------------------------------   ---------------------------------------------------------------
        Administrative Class                          51               598                81             1,166
---------------------------------------------   ---------------------------------------------------------------
        Other Classes                                  0                 0                 0                 0
---------------------------------------------   ---------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                          205             2,229               360             4,781
---------------------------------------------   ---------------------------------------------------------------
        Administrative Class                           5                51                 1                 7
---------------------------------------------   ---------------------------------------------------------------
        Other Classes                                  0                 0                 0                 0
---------------------------------------------   ---------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                         (251)           (2,694)             (408)           (5,918)
---------------------------------------------   ---------------------------------------------------------------
        Administrative Class                          (7)              (82)              (12)             (171)
---------------------------------------------   ---------------------------------------------------------------
        Other Classes                                  0                 0                 0                 0
---------------------------------------------   ---------------------------------------------------------------
Net increase resulting from
        Fund share transactions                    1,792         $  23,602               979         $  13,261
=============================================   ===============================================================
                                                         International Growth Fund
                                        ------------------------------------------------------------
                                         Six Months Ended 12/31/98               Year Ended 6/30/98
                                           Shares           Amount           Shares          Amount
                                        ------------------------------------------------------------
Receipts for shares sold
        Institutional Class                     2         $     30              504        $  5,044
--------------------------------------  ------------------------------------------------------------
        Administrative Class                    0                0                0               0
--------------------------------------  ------------------------------------------------------------
        Other Classes                           0                0                0               0
--------------------------------------  ------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                     0                2                0               0
--------------------------------------  ------------------------------------------------------------
        Administrative Class                    0                0                0               0
--------------------------------------  ------------------------------------------------------------
        Other Classes                           0                0                0               0
--------------------------------------  ------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                    (2)             (26)               0               0
--------------------------------------  ------------------------------------------------------------
        Administrative Class                    0                0                0               0
--------------------------------------  ------------------------------------------------------------
        Other Classes                           0                0                0               0
--------------------------------------  ------------------------------------------------------------
Net increase resulting from
        Fund share transactions                 0         $      6              504        $  5,044
======================================  ============================================================
                                                              Equity Income Fund
                                          -------------------------------------------------------------
                                           Six Months Ended 12/31/98                Year Ended 6/30/98
                                             Shares           Amount           Shares           Amount
                                          -------------------------------------------------------------
Receipts for shares sold
        Institutional Class                     970         $ 14,383            1,001         $ 16,221
----------------------------------------  -------------------------------------------------------------
        Administrative Class                     82            1,284              253            4,124
----------------------------------------  -------------------------------------------------------------
        Other Classes                         1,106           16,492            2,756           44,411
----------------------------------------  -------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                   1,182           16,664            1,266           19,487
----------------------------------------  -------------------------------------------------------------
        Administrative Class                     94            1,325               93            1,437
----------------------------------------  -------------------------------------------------------------
        Other Classes                           466            6,514              234            3,576
----------------------------------------  -------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                  (1,583)         (23,358)          (1,511)         (24,500)
----------------------------------------  -------------------------------------------------------------
        Administrative Class                   (153)          (2,289)            (148)          (2,429)
----------------------------------------  -------------------------------------------------------------
        Other Classes                          (696)         (10,310)            (493)          (7,993)
----------------------------------------  -------------------------------------------------------------
Net increase resulting from
        Fund share transactions               1,468         $ 20,705            3,451         $ 54,334
========================================  =============================================================

                                                                   Value Fund                              Value 25 Fund
                                           --------------------------------------------------------     ----------------------
                                                                                                                  Period From
                                            Six Months Ended 12/31/98            Year Ended 6/30/98       7/10/98 to 12/31/98
                                              Shares           Amount       Shares           Amount     Shares         Amount
                                           --------------------------------------------------------     ----------------------
Receipts for shares sold
        Institutional Class                      883         $ 13,314        1,109         $ 17,292         19       $    187
------------------------------------------ ---------------------------------------------------------     ---------------------
        Administrative Class                     408            5,891          674           10,641          0              0
------------------------------------------ ---------------------------------------------------------     ---------------------
        Other Classes                          1,824           25,988        4,014           62,175        248          2,137
------------------------------------------ ---------------------------------------------------------     ---------------------
Issued as reinvestment of distributions
        Institutional Class                      769           10,390          604            8,878          0              1
------------------------------------------ ---------------------------------------------------------     ---------------------
        Administrative Class                     130            1,752           33              483          0              0
------------------------------------------ ---------------------------------------------------------     ---------------------
        Other Classes                          1,067           14,348          841           12,266          0              6
------------------------------------------ ---------------------------------------------------------     ---------------------
Cost of shares redeemed
        Institutional Class                     (470)          (6,711)      (1,437)         (22,371)         0              0
------------------------------------------ ---------------------------------------------------------     ---------------------
        Administrative Class                     (73)          (1,080)         (46)            (725)         0              0
------------------------------------------ ---------------------------------------------------------     ---------------------
        Other Classes                         (2,375)         (34,122)      (2,636)         (40,804)       (30)          (244)
------------------------------------------ ---------------------------------------------------------     ---------------------
Net increase resulting from
        Fund share transactions                2,163         $ 29,770        3,156         $ 47,835        237       $  2,087
========================================== =========================================================     =====================

December 31, 1998 (Unaudited)

                                                                        Small-Cap Value Fund
                                                --------------------------------------------------------------
                                                 Six Months Ended 12/31/98                  Year Ended 6/30/98
                                                  Shares            Amount            Shares            Amount
                                                --------------------------------------------------------------
Receipts for shares sold
        Institutional Class                        1,590         $  24,613             2,482         $  44,619
--------------------------------------------------------------------------------------------------------------
        Administrative Class                         805            12,003               347             6,309
--------------------------------------------------------------------------------------------------------------
        Other Classes                              6,668           102,527            17,288           307,809
--------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                          149             2,201               101             1,770
--------------------------------------------------------------------------------------------------------------
        Administrative Class                          54               790                24               427
--------------------------------------------------------------------------------------------------------------
        Other Classes                                716            10,427               393             6,863
--------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                         (547)           (8,354)           (2,095)          (38,130)
--------------------------------------------------------------------------------------------------------------
        Administrative Class                        (215)           (3,246)             (137)           (2,525)
--------------------------------------------------------------------------------------------------------------
        Other Classes                             (4,361)          (65,871)           (2,005)          (35,827)
--------------------------------------------------------------------------------------------------------------
Net increase resulting from
        Fund share transactions                    4,859         $  75,090            16,398         $ 291,315
==============================================================================================================

                                                                                                            Structured
                                                                                                         Emerging Markets
                                                               Enhanced Equity Fund                            Fund
                                           --------------------------------------------------------------------------------------
                                           Six Months Ended 12/31/98           Year Ended 6/30/98       Six Months Ended 12/31/98
                                           Shares             Amount        Shares         Amount         Shares           Amount
                                           --------------------------------------------------------------------------------------
Receipts for shares sold
        Institutional Class                  282         $  3,373            394         $  4,869          3,640         $ 38,792
---------------------------------------------------------------------------------------------------------------------------------
        Administrative Class                 514            6,054            760            9,937              0                0
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                          0                0              0                0              0                0
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                  430            4,794          1,579           17,291            135            1,209
---------------------------------------------------------------------------------------------------------------------------------
        Administrative Class                 181            2,003            109            1,196              0                0
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                          0                0              0                0              0                0
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                 (366)          (4,551)        (1,803)         (24,666)           (83)            (748)
---------------------------------------------------------------------------------------------------------------------------------
        Administrative Class                 (88)          (1,045)           (43)            (517)             0                0
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                          0                0              0                0              0                0
---------------------------------------------------------------------------------------------------------------------------------
Net increase resulting from
        Fund share transactions              953         $ 10,628            996         $  8,110          3,692         $ 39,253
=================================================================================================================================
                                                      Tax-Efficient
                                                       Structured
                                                        Emerging                       Tax-Efficient
                                                      Markets Fund                      Equity Fund
                                               --------------------------       ---------------------------
                                                                                               Period From
                                               Six Months Ended 12/31/98              09/30/98 to 12/31/98
                                                 Shares           Amount           Shares           Amount
                                               --------------------------       ---------------------------
Receipts for shares sold
        Institutional Class                       4,994         $ 77,624                0         $      0
-----------------------------------------------------------------------------------------------------------
        Administrative Class                          0                0               37              359
-----------------------------------------------------------------------------------------------------------
        Other Classes                                 0                0            1,548           15,052
-----------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                          32              300                0                0
-----------------------------------------------------------------------------------------------------------
        Administrative Class                          0                0                0                0
-----------------------------------------------------------------------------------------------------------
        Other Classes                                 0                0                0                0
-----------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                        (170)          (1,524)               0                0
-----------------------------------------------------------------------------------------------------------
        Administrative Class                          0                0                0                0
-----------------------------------------------------------------------------------------------------------
        Other Classes                                 0                0             (323)          (3,207)
-----------------------------------------------------------------------------------------------------------
Net increase resulting from
        Fund share transactions                   4,856         $ 76,400            1,262         $ 12,204
===========================================================================================================
                                                                  Balanced Fund
                                            ------------------------------------------------------------
                                            Six Months Ended 12/31/98                Year Ended 6/30/98
                                              Shares           Amount           Shares           Amount
                                            ------------------------------------------------------------
Receipts for shares sold
        Institutional Class                      158         $  1,822              504         $  5,975
--------------------------------------------------------------------------------------------------------
        Administrative Class                       0                0                0                0
--------------------------------------------------------------------------------------------------------
        Other Classes                          1,009           11,610            2,189           26,009
--------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Institutional Class                      525            5,495              567            6,512
--------------------------------------------------------------------------------------------------------
        Administrative Class                       0                0                0                0
--------------------------------------------------------------------------------------------------------
        Other Classes                            371            3,835              111            1,271
--------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Institutional Class                     (518)          (5,948)          (3,066)         (36,139)
--------------------------------------------------------------------------------------------------------
        Administrative Class                       0                0                0                0
--------------------------------------------------------------------------------------------------------
        Other Classes                           (512)          (5,787)            (275)          (3,224)
--------------------------------------------------------------------------------------------------------
Net increase resulting from
        Fund share transactions                1,033         $ 11,027               30         $    404
========================================================================================================

5. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1998 were as follows (amounts in thousands):

                                               U.S. Government/Agency                         All Other
                                        ------------------------------------------------------------------------
                                           Purchases              Sales            Purchases               Sales
----------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                                               $  5,027            $  6,863
International Developed Fund                                                          22,725              23,583
International Fund                                                                    23,517              44,567
Capital Appreciation Fund                                                            740,050             656,609
Mid-Cap Growth Fund                                                                  493,490             334,742
Micro-Cap Growth Fund                                                                114,455              84,050
Small-Cap Growth Fund                                                                 47,327              23,518
Renaissance Fund                                                                     616,624             605,913
Core Equity Fund                                                                      89,026              64,875
Mid-Cap Equity Fund                                                                   15,065              13,724
International Growth Fund                                                              6,836               7,614
Equity Income Fund                                                                    70,941              70,240
Value Fund                                                                           106,255             103,491
Value 25 Fund                                                                          2,294                 376
Small-Cap Value Fund                                                                 161,631              81,254
Enhanced Equity Fund                                                                  15,643              11,249
Structured
  Emerging Markets Fund                                                                5,604               4,612
Tax-Efficient Structured
  Emerging Markets Equity Fund                                                        13,138               7,597
Tax-Efficient Equity Fund                                                             12,460                 514
Balanced Fund                               $ 55,136            $ 47,182              25,515              21,897

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                             Renaissance Fund                               Balanced Fund
                                   -----------------------------------------------------------------------------
                                     Premium              Contracts                Premium             Contracts
----------------------------------------------------------------------------------------------------------------
Balance at 06/30/98                   $  132                    630                 $    0                     0
Sales                                    704                  4,351                      1                     7
Closing Buys                            (571)                (3,675)                     0                     0
Expirations                             (132)                  (630)                     0                     0
Exercised                                  0                      0                      0                     0
----------------------------------------------------------------------------------------------------------------
Balance at 12/31/98                   $  133                    676                 $    1                     7
----------------------------------------------------------------------------------------------------------------

6. Federal Income Tax Matters

As of June 30, 1998, the Funds listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. Additionally, the Emerging Markets Fund realized foreign currency losses, in the amount of $3,263, during the period November 1, 1997 through June 30, 1998, which the Fund elected to defer to the following fiscal year pursuant to income tax regulations.

     The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

                                       Capital Loss Carryforwards
                              ----------------------------------------
                                Realized Losses             Expiration
----------------------------------------------------------------------
Emerging Markets Fund         $            10,098             06/30/03
                                            3,074             06/30/06

PIMCO Advisors Holdings L.P. is the nation's third largest publicly traded investment management firm with assets under management in excess of $244 billion. Comprised of seven independent investment firms, PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

The seven affiliated firms are:

Pacific Investment Management Company/Newport Beach, California

Oppenheimer Capital/New York, New York

Columbus Circle Investors/Stamford, Connecticut

Cadence Capital Management/Boston, Massachusetts

NFJ Investment Group/Dallas, Texas

Parametric Portfolio Associates/Seattle, Washington

Blairlogie Capital Management/Edinburgh, Scotland


Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."


Trustees and Officers                    Investment Adviser and Administrator

  William D. Cvengros,                     PIMCO Advisors L.P.
  Chairman and Trustee                     800 Newport Center Drive, Suite 600
                                           Newport Beach, California 92660
  Stephen J. Treadway,
  President, Chief Executive Officer
  and Trustee

  E. Philip Cannon, Trustee

  Donald P. Carter, Trustee

  Gary A. Childress, Trustee

  Richard L. Nelson, Trustee

  Lyman W. Porter, Trustee

  Alan Richards, Trustee

  Dr. Joel Segall, Trustee

  W. Bryant Stooks, Trustee

  Gerald M. Thorne, Trustee

  Newton B. Schott, Jr., Secretary

  John P. Hardaway, Treasurer

PIMCO Funds: Access to the highest standard


PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO Advisors manages approximately $244 billion, including assets for 46 of the 100 largest U.S. corporations. The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style.

Manager                 PIMCO Advisors L.P., 800 Newport Center Drive,
                        Newport Beach, CA 92660

Distributor             PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                        Stamford, CT 06902

Custodian               Investors Fiduciary Trust Company, 801 Pennsylvania,
                        Kansas City, MO 64105

Shareholder             National Financial Data Services, 330 W. 9th Street,
Servicing Agent and     4th Floor Kansas City, MO 64105
Transfer Agent

Independent             PricewaterhouseCoopers LLP, 1055 Broadway,
Accountant              Kansas City, MO, 64105

Legal Counsel           Ropes & Gray, One International Place,
                        Boston, MA 02110

For Account             For PIMCO Funds account information contact your
Information             financial advisor, or if you receive account statements
                        directly from PIMCO Funds, you can also call
                        1-800-927-4648. Telephone representatives are available
                        Monday-Friday 8:30 am to 8:00 pm Eastern Time.


This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.


[LOGO OF PIMCO FUNDS APPEARS HERE]


840 Newport Center Drive, Suite 300
Newport Beach, CA 92660